EXECUTION VERSION DB1/ 133650928.13 TERM LOAN CREDIT AGREEMENT by and among CRYSTAL FINANCIAL LLC D/B/A SLR CREDIT SOLUTIONS, as Agent, THE LENDERS THAT ARE PARTIES HERETO, as the Lenders, NAUTILUS, INC., NAUTILUS FITNESS CANADA, INC., and THOSE ADDITIONAL PERSONS THAT ARE JOINED AS A PARTY HERETO, as Borrowers Dated as of November 30, 2022 TABLE OF CONTENTS Page -i- DB1/ 133650928.13 1. DEFINITIONS AND CONSTRUCTION. ..................................................................................... 1 1.1 Definitions ......................................................................................................................... 1 1.2 Accounting Terms .......................................................................................................... 54 1.3 Code and PPSA .............................................................................................................. 54 1.4 Construction ................................................................................................................... 54 1.5 Time References ............................................................................................................. 56 1.6 Schedules and Exhibits .................................................................................................. 56 1.7 Divisions .......................................................................................................................... 56 1.8 Rates ................................................................................................................................ 56 1.9 Exchange Rates; Excess Resulting for Exchange Rate Changes. .............................. 56 2. LOANS AND TERMS OF PAYMENT ....................................................................................... 57 2.1 Term Loan ...................................................................................................................... 57 2.2 Protective Advances ....................................................................................................... 58 2.3 Notation; Independent Obligations .............................................................................. 58 2.4 Payments; Prepayments ................................................................................................ 59 2.5 Promise to Pay; Promissory Notes ............................................................................... 63 2.6 Interest Rates; and Rates, Payments, and Calculations ............................................. 63 2.7 Crediting Payments ....................................................................................................... 65 2.8 Designated Account ....................................................................................................... 65 2.9 Maintenance of Loan Account; Statements of Obligations ........................................ 65 2.10 Fees .................................................................................................................................. 65 2.11 Defaulting Lenders ........................................................................................................ 66 2.12 Adjusted Term SOFR .................................................................................................... 67 2.13 Capital Requirements .................................................................................................... 68 2.14 Incremental Facilities .................................................................................................... 69 2.15 Joint and Several Liability of Borrowers. .................................................................... 72 3. CONDITIONS; TERM OF AGREEMENT ................................................................................. 74 3.1 Conditions Precedent to the Borrowing ....................................................................... 74 3.2 [Intentionally Omitted]. ................................................................................................. 74 3.3 [Intentionally Omitted]. ................................................................................................. 74 3.4 Effect of Maturity .......................................................................................................... 75 3.5 Early Termination by Borrowers ................................................................................. 75 4. REPRESENTATIONS AND WARRANTIES ............................................................................. 75 4.1 Due Organization and Qualification; Subsidiaries ..................................................... 75 4.2 Due Authorization; No Conflict .................................................................................... 76 4.3 Governmental Consents ................................................................................................ 76 4.4 Binding Obligations; Perfected Liens .......................................................................... 76 4.5 Title to Assets; No Encumbrances ................................................................................ 77 4.6 Litigation......................................................................................................................... 77 4.7 Compliance with Laws .................................................................................................. 77 4.8 No Material Adverse Effect........................................................................................... 77 4.9 Solvency .......................................................................................................................... 77 4.10 Employee Benefits; Canadian Pension Plan Compliance .......................................... 78 4.11 Environmental Condition .............................................................................................. 78

DB1/ 133650928.13 TABLE OF CONTENTS (continued) Page -ii- 4.12 Complete Disclosure ...................................................................................................... 78 4.13 Patriot Act, Etc. .............................................................................................................. 79 4.14 Indebtedness ................................................................................................................... 79 4.15 Payment of Taxes ........................................................................................................... 79 4.16 Margin Stock .................................................................................................................. 79 4.17 Governmental Regulation ............................................................................................. 79 4.18 OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws ............ 80 4.19 Employee and Labor Matters ....................................................................................... 80 4.20 Material Customers ....................................................................................................... 80 4.21 Leases .............................................................................................................................. 80 4.22 Eligible Accounts; Eligible Credit Card Receivables ................................................. 81 4.23 Eligible Inventory .......................................................................................................... 81 4.24 Eligible IP ....................................................................................................................... 81 4.25 Location of Inventory .................................................................................................... 81 4.26 Inventory Records .......................................................................................................... 81 4.27 ABL Loan Documents ................................................................................................... 81 4.28 [Intentionally Omitted] .................................................................................................. 81 4.29 Immaterial Subsidiaries ................................................................................................ 81 4.30 Hedge Agreements ......................................................................................................... 82 4.31 Credit Card Arrangements ........................................................................................... 82 4.32 Material Contracts ......................................................................................................... 82 5. AFFIRMATIVE COVENANTS .................................................................................................. 82 5.1 Financial Statements, Reports, Certificates ................................................................ 82 5.2 Reporting ........................................................................................................................ 83 5.3 Existence ......................................................................................................................... 83 5.4 Maintenance of Properties ............................................................................................ 83 5.5 Taxes ............................................................................................................................... 83 5.6 Insurance ........................................................................................................................ 83 5.7 Inspection ........................................................................................................................ 84 5.8 Compliance with Laws .................................................................................................. 85 5.9 Environmental ................................................................................................................ 85 5.10 Disclosure Updates ......................................................................................................... 86 5.11 Formation of Subsidiaries ............................................................................................. 86 5.12 Further Assurances ........................................................................................................ 87 5.13 Joinder of Nautilus Dutch and Nautilus Swiss ............................................................ 87 5.14 Location of Inventory; Chief Executive Office............................................................ 88 5.15 Compliance with ERISA and the IRC ......................................................................... 88 5.16 OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws ............ 89 5.17 Material Contracts ......................................................................................................... 89 5.18 Post-Closing Obligations ............................................................................................... 89 5.19 Cash Management ......................................................................................................... 89 5.20 ABL Borrowing Base ..................................................................................................... 90 6. NEGATIVE COVENANTS ......................................................................................................... 90 6.1 Indebtedness ................................................................................................................... 90 6.2 Liens ................................................................................................................................ 90 DB1/ 133650928.13 TABLE OF CONTENTS (continued) Page -iii- 6.3 Restrictions on Fundamental Changes ........................................................................ 90 6.4 Disposal of Assets ........................................................................................................... 91 6.5 Nature of Business ......................................................................................................... 91 6.6 Prepayments and Amendments .................................................................................... 91 6.7 Restricted Payments ...................................................................................................... 92 6.8 Accounting Methods ...................................................................................................... 93 6.9 Investments ..................................................................................................................... 93 6.10 Transactions with Affiliates .......................................................................................... 93 6.11 Use of Proceeds ............................................................................................................... 94 6.12 Limitation on Issuance of Equity Interests .................................................................. 94 6.13 Inventory with Bailees ................................................................................................... 94 6.14 Acquisition of ABL Obligations .................................................................................... 94 6.15 Employee Benefits; Canadian Defined Benefit Plan ................................................... 94 6.16 Credit Card Agreements ............................................................................................... 95 6.17 Immaterial Subsidiary ................................................................................................... 95 7. FINANCIAL COVENANTS ........................................................................................................ 95 7.1 Minimum Excess ABL Availability .............................................................................. 95 7.2 Fixed Charge Coverage Ratio ....................................................................................... 95 8. EVENTS OF DEFAULT .............................................................................................................. 95 8.1 Payments ......................................................................................................................... 95 8.2 Covenants ....................................................................................................................... 96 8.3 Judgments ....................................................................................................................... 96 8.4 Voluntary Bankruptcy, etc. ........................................................................................... 96 8.5 Involuntary Bankruptcy, etc. ........................................................................................ 96 8.6 Default Under Other Agreements ................................................................................ 96 8.7 Representations, etc. ...................................................................................................... 97 8.8 Guaranty ......................................................................................................................... 97 8.9 Security Documents ....................................................................................................... 97 8.10 Loan Documents ............................................................................................................ 97 8.11 Change of Control .......................................................................................................... 97 8.12 Pension Matters .............................................................................................................. 97 8.13 Credit Card Agreements ............................................................................................... 98 8.14 Intercreditor Provisions ................................................................................................ 98 8.15 Term Pushdown Reserve ............................................................................................... 98 8.16 Breach of Contractual Obligations. .............................................................................. 98 8.17 Material Customers. ..................................................................................................... 98 9. RIGHTS AND REMEDIES ......................................................................................................... 98 9.1 Rights and Remedies ..................................................................................................... 98 9.2 Remedies Cumulative .................................................................................................... 99 10. WAIVERS; INDEMNIFICATION .............................................................................................. 99 10.1 Demand; Protest; etc. .................................................................................................... 99 10.2 The Lender Group’s Liability for Collateral .............................................................. 99 10.3 Indemnification .............................................................................................................. 99

DB1/ 133650928.13 TABLE OF CONTENTS (continued) Page -iv- 11. NOTICES .................................................................................................................................... 100 12. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION ............................................................................................................................... 101 13. ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS .................................................. 102 13.1 Assignments and Participations .................................................................................. 102 13.2 Successors ..................................................................................................................... 106 14. AMENDMENTS; WAIVERS .................................................................................................... 107 14.1 Amendments and Waivers .......................................................................................... 107 14.2 Replacement of Certain Lenders ................................................................................ 109 14.3 No Waivers; Cumulative Remedies ............................................................................ 109 15. AGENT; THE LENDER GROUP .............................................................................................. 109 15.1 Appointment and Authorization of Agent ................................................................. 109 15.2 Delegation of Duties ..................................................................................................... 110 15.3 Liability of Agent ......................................................................................................... 110 15.4 Reliance by Agent ........................................................................................................ 111 15.5 Notice of Default or Event of Default ......................................................................... 111 15.6 Credit Decision ............................................................................................................. 111 15.7 Costs and Expenses; Indemnification ........................................................................ 112 15.8 Agent in Individual Capacity ...................................................................................... 112 15.9 Successor Agent ............................................................................................................ 112 15.10 Lender in Individual Capacity .................................................................................... 113 15.11 Collateral Matters ........................................................................................................ 113 15.12 Restrictions on Actions by Lenders; Sharing of Payments ...................................... 115 15.13 Agency for Perfection .................................................................................................. 115 15.14 Payments by Agent to the Lenders ............................................................................. 115 15.15 Concerning the Collateral and Related Loan Documents ........................................ 115 15.16 Field Examination Reports; Confidentiality; Disclaimers by Lenders; Other Reports and Information ............................................................................................. 116 15.17 Several Obligations; No Liability ............................................................................... 116 15.18 Appointment as Hypothecary Representative.. ......................................................... 117 16. WITHHOLDING TAXES .......................................................................................................... 117 16.1 Payments ....................................................................................................................... 117 16.2 Exemptions ................................................................................................................... 118 16.3 Reductions .................................................................................................................... 119 16.4 Refunds ......................................................................................................................... 120 17. GENERAL PROVISIONS ......................................................................................................... 120 17.1 Effectiveness ................................................................................................................. 120 17.2 Section Headings .......................................................................................................... 120 17.3 Interpretation ............................................................................................................... 120 17.4 Severability of Provisions ............................................................................................ 120 17.5 [Intentionally Omitted] ................................................................................................ 120 17.6 Debtor-Creditor Relationship ..................................................................................... 120 DB1/ 133650928.13 TABLE OF CONTENTS (continued) Page -v- 17.7 Counterparts; Electronic Execution .......................................................................... 120 17.8 Revival and Reinstatement of Obligations; Certain Waivers .................................. 121 17.9 Confidentiality .............................................................................................................. 121 17.10 Survival ......................................................................................................................... 122 17.11 Patriot Act; Due Diligence........................................................................................... 122 17.12 Integration .................................................................................................................... 123 17.13 Nautilus as Agent for Borrowers ................................................................................ 123 17.14 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ....... 124 17.15 Acknowledgment Regarding Any Supported QFCs ................................................. 124 17.16 Erroneous Payments .................................................................................................... 125 17.17 Intercreditor Provisions .............................................................................................. 127 17.18 Canadian Interest Rate Limitation ............................................................................ 127

-vi- DB1/ 133650928.13 EXHIBITS AND SCHEDULES Exhibit A-1 Form of Assignment and Acceptance Exhibit B-1 Form of Term Loan Borrowing Base Certificate Exhibit C-1 Form of Compliance Certificate Exhibit J-1 Form of Joinder Exhibit N-1 Form of Credit Card Notification Exhibit P-1 Form of Perfection Certificate Schedule A-1 Agent’s Account Schedule C-1 Commitments Schedule C-2 Customs Brokers Schedule D-1 Designated Account Schedule P-1 Permitted Investments Schedule P-2 Permitted Liens Schedule 3.1 Conditions Precedent Schedule 4.1(b) Capitalization of Borrowers Schedule 4.1(c) Capitalization of Loan Parties’ Subsidiaries Schedule 4.1(d) Subscriptions, Options, Warrants, Calls Schedule 4.6(b) Litigation Schedule 4.10 Employee Benefits Schedule 4.11 Environmental Matters Schedule 4.14 Permitted Indebtedness Schedule 4.20 Material Customers Schedule 4.25 Location of Inventory Schedule 4.31 Credit Card Arrangements Schedule 4.32 Material Contracts Schedule 5.1 Financial Statements, Reports, Certificates Schedule 5.2 Collateral Reporting Schedule 5.18 Post-Closing Obligations Schedule 6.5 Nature of Business 1 DB1/ 133650928.13 CREDIT AGREEMENT THIS CREDIT AGREEMENT is entered into as of November 30, 2022, by and among the lenders identified on the signature pages hereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender”, as that term is hereinafter further defined), CRYSTAL FINANCIAL LLC D/B/A SLR CREDIT SOLUTIONS, a Delaware limited liability company, as administrative agent for each member of the Lender Group (in such capacity, together with its successors and assigns in such capacity, “Agent”), NAUTILUS, INC., a Washington corporation (“Nautilus”), NAUTILUS FITNESS CANADA, INC., a corporation organized under the laws of British Columbia (“Nautilus Canada”), and those additional Persons that are joined as a party hereto by executing the form of Joinder attached hereto as Exhibit J-1 (each, together with Nautilus and Nautilus Canada, a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”). The parties agree as follows: 1. DEFINITIONS AND CONSTRUCTION. 1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions: “2024 Financial Statement Delivery Date” has the meaning specified therefor in the definition of “Adjustment Date”. “ABL Agent” means (a) Wells Fargo, its capacity as agent for the ABL Lenders under the ABL Credit Agreement, (b) any successor to Wells Fargo, by assignment or otherwise, and (c) any other party that may become agent or trustee under the ABL Credit Agreement in connection with a refinancing, renewal or replacement thereof. “ABL Availability” means “Availability” as such term is defined in the ABL Credit Agreement. “ABL Borrowing Base” means the “Borrowing Base” as such term is defined in the ABL Credit Agreement. “ABL Borrowing Base Certificate” means the “Borrowing Base Certificate” as such term is defined in the ABL Credit Agreement as in effect on the date hereof. “ABL Credit Agreement” means that certain Credit Agreement, dated as of January 31, 2020, by and among the Borrowers, the ABL Lenders, and the ABL Agent, as amended pursuant to that certain Omnibus Release, Amendment, Limited Waiver, and Reaffirmation Agreement dated as of October 14, 2020, as further amended by the Consent and Amendment No. 1 to Credit Agreement dated as of December 30, 2020, as further amended by the Amendment to Loan Documents dated as of May 13, 2021, as further amended by the Consent under Credit Agreement dated as of September 15, 2021, as further amended by the Amendment to Loan Documents dated as of October 29, 2021 and as further amended pursuant to that certain Amendment No. 4 to Credit Agreement and Loan Documents, dated of the Closing Date (the “ABL Fourth Amendment”), and as may be further amended, amended and restated, supplemented, extended or otherwise modified from time to time, and any replacement credit agreement entered into pursuant to any Refinancing Indebtedness in respect thereof, in each case in accordance with the provisions hereof and of the Intercreditor Agreement. “ABL Existing Term Loan” means the “Term Loan” as defined in the ABL Credit Agreement as in effect immediately prior to the date hereof.

DB1/ 133650928.13 2 “ABL Fourth Amendment” has the meaning given to such term in the definition of “ABL Credit Agreement”. “ABL Lenders” means the “Lenders” (or any analogous term) as defined in the ABL Credit Agreement as in effect on the date hereof. “ABL Line Cap” means the “Line Cap” as defined in the ABL Credit Agreement. “ABL Liquidity” means “Liquidity” as such term is defined in the ABL Credit Agreement as in effect on the date hereof. “ABL Loan Documents” means the “Loan Documents” (as defined in the ABL Credit Agreement), as may be amended from time to time in accordance with the provisions hereof and of the Intercreditor Agreement. “ABL Obligations” means the “Obligations” as such term is defined in the ABL Credit Agreement as in effect on the date hereof. “ABL Priority Collateral” has the meaning given to such term in the Intercreditor Agreement. “ABL Reserves” means the “Reserves” as such term is defined in the ABL Credit Agreement. “ABL Revolving Loans” means the “Revolving Loans” as defined in the ABL Credit Agreement as in effect on the date hereof. “Acceptable Appraisal” means, with respect to an appraisal of Inventory or IP, the most recent appraisal of such property received by Agent (a) from an appraisal company satisfactory to Agent in Agent’s Permitted Discretion (including, without limitation, so long as it is satisfactory to Agent in Agent’s Permitted Discretion, Hilco), (b) the scope and methodology (including, to the extent relevant, any sampling procedure employed by such appraisal company) of which are satisfactory to Agent in Agent’s Permitted Discretion, and (c) the results of which are satisfactory to Agent in Agent’s Permitted Discretion. “Acceptable Appraiser/Field Examiner” means, with respect to any commercial field examination and/or appraisal of Inventory included in the ABL Borrowing Base and the Borrowing Bases, a field examiner and/or appraiser acceptable to the Agent in its Permitted Discretion. “Account” means an account (as that term is defined in the Code or PPSA, as applicable) and also means a right to payment of a monetary obligation, whether or not earned by performance, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, or (b) for services rendered or to be rendered. The term “Account” does not include (a) rights to payment evidenced by chattel paper or an instrument, (b) commercial tort claims, (c) deposit accounts, (d) investment property, or (e) letter-of-credit rights or letters of credit. “Account Debtor” means any Person who is obligated on an Account, chattel paper, or a general intangible, including, without limitation, a Credit Card Issuer or a Credit Card Processor. “Accounting Changes” means changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions). DB1/ 133650928.13 3 “Accounts Advance Rate” means (a) with respect to Domestic Borrowers, 15%; provided, however, from and after March 31, 2023, such advance rate shall automatically reduce by an amount equal to 0.625% on the last day of each calendar quarter until such advance rate equals 10%, and (b) with respect to Canadian Borrowers, 90%; provided, however, from and after March 31, 2023, such advance rate shall automatically reduce by an amount equal to 0.625% on the last day of each calendar quarter until such advance rate equals 85%. “Acquisition” means (a) the purchase or other acquisition by a Person or its Subsidiaries of all or substantially all of the assets of (or any division or business line of) any other Person, or (b) the purchase or other acquisition (whether by means of a merger, amalgamation, consolidation, or otherwise) by a Person or its Subsidiaries of all of the Equity Interests of any other Person. For the avoidance of doubt, any Acquisition shall require the prior written consent of the Agent in its sole discretion. “Additional Documents” has the meaning specified therefor in Section 5.12 of this Agreement. “Additional Portion of the Term Loan” has the respective meanings specified therefor in Section 2.14 of this Agreement. “Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) the greater of (A) Term SOFR for such calculation and (B) 1.00% plus (b) the Term SOFR Adjustment. “Adjustment Date” means the first day of each fiscal month, commencing with the first fiscal month following the receipt by the Agent of the annual audited financial statements of the Loan Parties and their Subsidiaries pursuant to the terms of Section 5.1 and clause (a) of Schedule 5.1 to this Agreement for the fiscal year ending March 31, 2024 (such date referred to herein as the “2024 Financial Statement Delivery Date”). “Administrative Borrower” has the meaning specified therefor in Section 17.13 of this Agreement. “Administrative Questionnaire” has the meaning specified therefor in Section 13.1(a) of this Agreement. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affected Lender” has the meaning specified therefor in Section 2.13(b) of this Agreement. “Affiliate” means, as applied to any Person, any other Person who controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” means the possession, directly or indirectly through one or more intermediaries, of the power to direct the management and policies of a Person, whether through the ownership of Equity Interests, by contract, or otherwise; provided, that for purposes of the definition of Eligible Accounts, the definition of Eligible Credit Card Receivables, and Section 6.10 of this Agreement: (a) if any Person owns directly or indirectly 15% or more of the Equity Interests having ordinary voting power for the election of directors or other members of the governing body of a Person or 15% or more of the partnership or other ownership interests of a Person (other than as a limited partner of such Person), then both such Persons shall be Affiliates of each other, (b) each director (or comparable manager) of a Person shall be deemed to be an Affiliate of such Person, and (c) each partnership in which a Person is a general partner shall be deemed an Affiliate of such Person. “Agent” has the meaning specified therefor in the preamble to this Agreement.

DB1/ 133650928.13 4 “Agent-Related Persons” means Agent, together with its Affiliates, officers, directors, employees, attorneys, and agents. “Agent’s Account” means the Deposit Account of Agent identified on Schedule A-1 to this Agreement (or such other Deposit Account of Agent that has been designated as such, in writing, by Agent to Borrowers and the Lenders). “Agent’s Liens” means the Liens granted by each Loan Party or its Subsidiaries to Agent under the Loan Documents and securing the Obligations. “Aggregate Borrowing Base” means the sum of (a) the Domestic Borrowing Base and (b) the Canadian Borrowing Base. “Agreement” means this Term Loan Credit Agreement, as amended, restated, amended and restated, supplemented or otherwise modified from time to time. “Anti-Corruption Laws” means the FCPA, the U.K. Bribery Act of 2010, as amended, the Corruption of Foreign Public Officials Act (Canada), as amended, and all other applicable laws and regulations or ordinances concerning or relating to bribery or corruption in any jurisdiction in which any Loan Party or any of its Subsidiaries or Affiliates is located or is doing business. “Anti-Money Laundering Laws” means the applicable laws or regulations in any jurisdiction in which any Loan Party or any of its Subsidiaries or Affiliates is located or is doing business that relates to money laundering, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto. “Applicable Margin” (a) At all times prior to 2024 Financial Statement Delivery Date, the percentage set forth in “Level II” of the pricing grid below; and (b) At all times from and after the 2024 Financial Statement Delivery Date, upon each Adjustment Date thereafter, the Applicable Margin shall be determined from the following pricing grid based upon the Fixed Charge Coverage Ratio for each 12 month period ending on the last day of each fiscal month ended immediately preceding such Adjustment Date for which financial statements have been delivered; provided, however, that upon the occurrence of an Event of Default, the Applicable Margin shall immediately be increased to that set forth in “Level II” (even if the Fixed Charge Coverage Ratio requirements for a different Level have been met); provided further if the information set forth in any Compliance Certificate proves to be false or incorrect such that the Applicable Margin would have been higher than was otherwise in effect during any period, without constituting a waiver of any Default or Event of Default arising as a result thereof, interest due under this Agreement shall be immediately recalculated at such higher rate for any applicable periods and shall be due and payable on demand. Level Fixed Charge Coverage Ratio Applicable Margin I > 1.00 to 1.00 7.75% DB1/ 133650928.13 5 II ≤1.00 to 1.00 8.25% “Application Event” means the occurrence of (a) a failure by Borrowers to repay all of the Obligations in full on the Maturity Date, or (b) an Event of Default and the election by Agent or the Required Lenders to require that payments and proceeds of Collateral be applied pursuant to Section 2.4(b)(iii) of this Agreement. “Appraised Value” means, with respect to Eligible IP, the appraised forced liquidation value, net of costs and expenses to be incurred in connection with any such liquidation, which value, shall be determined from time to time by reference to the most recent reasonably acceptable appraisal received by the Agent conducted by an independent appraiser that is retained by the Agent in its reasonable discretion, or if such Eligible IP was not included in such appraisal, by reference to the appraisal received by the Agent under clause (e) of the definition of Eligible IP. “Assignee” has the meaning specified therefor in Section 13.1(a) of this Agreement. “Assignment and Acceptance” means an Assignment and Acceptance Agreement substantially in the form of Exhibit A-1 to this Agreement. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means title 11 of the United States Code, as in effect from time to time. “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.12(a)(iii)(A). “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by Agent and Administrative Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement shall be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating

DB1/ 133650928.13 6 or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Agent and Administrative Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative or non-compliant with or non-aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; provided that such non-representativeness, non-compliance or non-alignment will be determined by reference to the most recent statement or publication referenced in such clause (c). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof); or (c) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) DB1/ 133650928.13 7 announcing that such Benchmark (or such component thereof) is not, or as of a specified future date will not be, representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks. “Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.12(a)(i) and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.12(a)(i). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “BHC Act Affiliate” of a Person means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such Person. “Board of Directors” means, as to any Person, the board of directors (or comparable managers) of such Person, or any committee thereof duly authorized to act on behalf of the board of directors (or comparable managers). “Board of Governors” means the Board of Governors of the Federal Reserve System of the United States (or any successor). “Borrower” and “Borrowers” have the respective meanings specified therefor in the preamble to this Agreement. “Borrower Intellectual Property” means Intellectual Property owned by a Borrower. “Borrowing” means the borrowing of the Term Loan made by each of the Lenders pursuant to Section 2.1 to the Borrowers on the Closing Date. “Borrowing Base” means the Canadian Borrowing Base and/or the Domestic Borrowing Base as the context requires. “Borrowing Base Certificate” means, collectively, the ABL Borrowing Base Certificate and the Term Loan Borrowing Base Certificate. “Business Day” means any day that is not a Saturday, Sunday, or other day on which the Federal Reserve Bank of New York is closed or on which banks are authorized or required to close in the State of New York or the Commonwealth of Massachusetts. “Canadian AML Legislation” means the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), as amended, and any other applicable anti-money laundering, anti-terrorist

DB1/ 133650928.13 8 financing, government sanction and “know your client” laws in effect in Canada from time to time, including any regulations, guidelines or orders thereunder. “Canadian Borrowers” means, collectively, Nautilus Canada and each other Canadian Subsidiary who shall from time to time enter into a Joinder as a Canadian Borrower. “Canadian Borrowing Base” means, as of any date of determination, the result of: (a) the Credit Card Receivables Advance Rate multiplied by the face amount of the Canadian Borrowers’ Eligible Credit Card Receivables, less the amount, if any of the Dilution Reserve with respect to such Eligible Credit Card Receivables, plus (b) the Accounts Advance Rate multiplied by of the amount of the Canadian Borrowers’ Eligible Accounts, less the amount, if any, of the Dilution Reserve with respect to such Eligible Accounts, plus (c) the product of the Inventory Advance Rate multiplied by the Net Recovery Percentage identified in the most recent Acceptable Appraisal of Inventory, multiplied by the value (calculated at the lower of cost or market on a basis consistent with the Canadian Borrowers’ historical accounting practices) of the Canadian Borrowers’ Eligible Finished Goods Inventory (such determination may be made as to different categories of Eligible Finished Goods Inventory based upon the Net Recovery Percentage applicable to such categories) at such time, plus (d) the lesser of (i) $1,000,000 and (ii) the product of the Spare Parts Inventory Advance Rate multiplied by the Net Recovery Percentage identified in the most recent Acceptable Appraisal of Inventory, multiplied by the value (calculated at the lower of cost or market on a basis consistent with the Canadian Borrowers’ historical accounting practices) of the Canadian Borrowers’ Eligible Spare Parts Inventory (such determination may be made as to different categories of Eligible Spare Parts Inventory based upon the Net Recovery Percentage applicable to such categories) at such time, minus (e) the aggregate amount of Reserves, if any, established by Agent from time to time under Section 2.1(c) of this Agreement. “Canadian Defined Benefit Plan” means any Canadian Pension Plan which contains a “defined benefit provision,” as defined in subsection 147.1(1) of the Income Tax Act (Canada). “Canadian Dollars” or “C$” means Canadian dollars. “Canadian Guarantors” means, collectively, each Canadian Subsidiary who shall from time to time enter into a joinder to the Canadian Guaranty and Security Agreement as a Canadian Guarantor. “Canadian Guaranty and Security Agreement” means the Canadian Guaranty and Security Agreement dated as of the Closing Date among the Canadian Loan Parties and the Agent. “Canadian Loan Parties” means Canadian Guarantors and any other Loan Party that is a Canadian Subsidiary. “Canadian Pension Event” means (a) the termination or partial termination of a Canadian Pension Plan or the filing of a notice of interest to terminate in whole or in part a Canadian Pension Plan, or (b) the institution of proceedings by any Governmental Authority to terminate a Canadian Pension Plan in whole DB1/ 133650928.13 9 or in part or have a replacement administrator appointed to administer a Canadian Pension Plan, or (c) any other event or condition or declaration or application which might constitute grounds for the termination or winding up of a Canadian Pension Plan, in whole or in part, or the appointment by any Governmental Authority of a replacement administrator or trustee to administer a Canadian Pension Plan. “Canadian Pension Plan” means each pension plan required to be registered under Canadian federal or provincial laws which is maintained or contributed to by, or to which there is an obligation to contribute by, any Loan Party in respect of any Person’s employment in Canada with such Loan Party, but does not include the Canada Pension Plan or the Quebec Pension Plan as maintained by the Government of Canada or the Province of Quebec, respectively, or any similar plan maintained by any other province. “Canadian Priority Payables Reserve” means reserves, without duplication for any amounts reserved pursuant to the definition of Reserves, for: (a) amounts owing or in respect of which any Loan Party has an obligation to remit to a Governmental Authority of Canada or other Person in Canada pursuant to any applicable law, rule or regulation, with respect to (i) goods and services taxes, sales taxes, employee income taxes, municipal taxes and other taxes payable or to be remitted or withheld; (ii) workers’ compensation or employment insurance; (iii) wages, salaries, commissions and vacation pay as provided for under the Wage Earners Protection Program Act (Canada); and (iv) other like charges and demands; in each case in this clause (a), to the extent that any Governmental Authority of Canada or other Person in Canada may claim a lien, security interest, hypothec, trust or other claim or other Lien ranking or which would reasonably be expected to rank in priority to or pari passu with one or more of the Liens granted in the Loan Documents; and (b) the aggregate amount of any other liabilities of any Loan Party (i) in respect of which a trust or deemed trust has been imposed or, in the Permitted Discretion of Agent, may reasonably be likely to be imposed on any Collateral in Canada to provide for payment, (ii) in respect of rights or claims of suppliers under section 81.1 of the Bankruptcy and Insolvency Act (Canada); (iii) in respect of pension fund obligations, including in respect of unpaid or unremitted pension plan contributions, amounts representing any unfunded liability, solvency deficiency or wind-up deficiency whether or not due with respect to a Canadian Pension Plan (including “normal cost”, “special payments” and any other payments in respect of any funding deficiency or shortfall), (iv) which are secured by a lien, security interest, pledge, charge, right or claim on any Collateral (other than Permitted Liens that do not have priority over Agent’s Liens), or (iv) in the event of a bankruptcy or insolvency proceeding in which a Canadian Borrower is an applicant and in respect of amounts secured by charges issued by the applicable Canadian court; in each case in this clause (b), pursuant to any applicable law, rule or regulation in Canada and which such lien, trust, security interest, hypothec, pledge, charge, right, claim or other Lien ranks or in the Permitted Discretion of the Agent, could reasonably be expected to rank in priority to or pari passu with one or more of the Liens granted in the Loan Documents. “Canadian Subsidiary” means any Subsidiary of any Loan Party, which Subsidiary is organized under the laws of Canada or any province or territory thereof. “Capital Expenditures” means, with respect to any Person for any period, the amount of all expenditures by such Person and its Subsidiaries during such period that are capital expenditures as determined in accordance with GAAP, whether such expenditures are paid in cash or financed, but excluding, without duplication (a) expenditures made during such period in connection with the replacement, substitution, or restoration of assets or properties pursuant to Section 2.4(e)(iii) of this Agreement and (b) with respect to the purchase price of assets that are purchased substantially contemporaneously with the trade-in of existing assets during such period, the amount that the gross amount of such purchase price is reduced by the credit granted by the seller of such assets for the assets being traded in at such time.

DB1/ 133650928.13 10 “Capital Lease” means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP. “Capitalized Lease Obligation” means that portion of the obligations under a Capital Lease that is required to be capitalized in accordance with GAAP. “Cash Dominion Event” has the meaning specified therefor in the Guaranty and Security Agreement. “Cash Dominion Period” has the meaning specified therefor in the Guaranty and Security Agreement. “Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (b) marketable direct obligations issued or fully guaranteed by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor’s Rating Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), (c) commercial paper maturing no more than 270 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody’s, (d) certificates of deposit, time deposits, overnight bank deposits or bankers’ acceptances maturing within one year from the date of acquisition thereof issued by any bank organized under the laws of the United States or any state thereof or the District of Columbia or any United States branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $1,000,000,000, (e) Deposit Accounts maintained with (i) any bank that satisfies the criteria described in clause (d) above, or (ii) any other bank organized under the laws of the United States or any state thereof so long as the full amount maintained with any such other bank is insured by the Federal Deposit Insurance Corporation, (f) repurchase obligations of any commercial bank satisfying the requirements of clause (d) of this definition or of any recognized securities dealer having combined capital and surplus of not less than $1,000,000,000, having a term of not more than seven days, with respect to securities satisfying the criteria in clauses (a) or (d) above, (g) debt securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the criteria described in clause (d) above, and (h) Investments in money market funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (g) above. “CFC” means a controlled foreign corporation (as that term is defined in the IRC) in which any Loan Party is a “United States shareholder” within the meaning of Section 951(b) of the IRC. “Change in Law” means the occurrence after the date of this Agreement of: (a) the adoption or effectiveness of any law, rule, regulation, judicial ruling, judgment or treaty, (b) any change in any law, rule, regulation, judicial ruling, judgment or treaty or in the administration, interpretation, implementation or application by any Governmental Authority of any law, rule, regulation, guideline or treaty, (c) any new, or adjustment to, requirements prescribed by the Board of Governors for “Eurocurrency Liabilities” (as defined in Regulation D of the Board of Governors), requirements imposed by the Federal Deposit Insurance Corporation, or similar requirements imposed by any domestic or foreign governmental authority or resulting from compliance by Agent or any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority and related in any manner to SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR, or Term SOFR, or (d) the making or issuance by any Governmental Authority of any request, rule, guideline or directive, whether or not having the force of law; provided, that notwithstanding anything in this Agreement to the contrary, (i) the Dodd- DB1/ 133650928.13 11 Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith, and (ii) all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States, Canadian, or foreign regulatory authorities shall, in each case, be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued. “Change of Control” means that: (a) any Person or two or more Persons acting in concert shall have acquired beneficial ownership, directly or indirectly, of Equity Interests of Administrative Borrower (or other securities convertible into such Equity Interests) representing 35% or more of the combined voting power of all Equity Interests of Administrative Borrower entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Board of Directors of Administrative Borrower, (b) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of Administrative Borrower or control over the Equity Interests of such Person entitled to vote for members of the Board of Directors of Administrative Borrower on a fully-diluted basis (and taking into account all such Equity Interests that such Person or group has the right to acquire pursuant to any option right) representing 35% or more of the combined voting power of such Equity Interests, (c) occupation at any time of a majority of the seats (other than vacant seats) on the Board of Directors of Administrative Borrower by Persons who were not (i) directors of Administrative Borrower on the date of this Agreement, nominated, appointed or approved for consideration by shareholders for election by the Board of Directors of Administrative Borrower, (ii) approved by the Board of Directors of Administrative Borrower as director candidates prior to their election, nor (iii) appointed by directors so nominated, appointed or approved, or (d) Borrowers fail to own and control, directly or indirectly, 100% of the Equity Interests of each other Loan Party free and clear of all Liens (other than the Liens in favor of the Agent and the ABL Agent (subject to the Intercreditor Agreement)), except where such failure is as a result of a transaction permitted by the Loan Documents or (e) the occurrence of any “change of control” as defined in the ABL Credit Agreement. “Closing Date” means the date of the making of the Term Loan under this Agreement. “Code” means the New York Uniform Commercial Code, as in effect from time to time. “Collateral” means all assets and interests in assets and proceeds thereof now owned or hereafter acquired by any Loan Party or its Subsidiaries in or upon which a Lien is granted by such Person in favor of Agent or the Lenders under any of the Loan Documents. For the avoidance of doubt, “Collateral” shall not include Excluded Assets or any other assets expressly excluded from the Collateral (as defined in the Guaranty and Security Agreement). “Collateral Access Agreement” means a landlord waiver, bailee letter, or acknowledgement agreement of any lessor, warehouseman, processor, consignee, third party logistics provider or other Person in possession of, having a Lien upon, or having rights or interests in any Loan Party’s or its Subsidiaries’ books and records, Equipment, or Inventory, in each case, in form and substance reasonably satisfactory to

DB1/ 133650928.13 12 Agent (it being agreed that, prior to the Discharge of Obligations, the form agreed to by the ABL Agent solely with respect to the Domestic Loan Parties and the Domestic Subsidiaries shall be deemed to be reasonably acceptable to the Agent so long as the Agent is a party thereto and such agreement provides for the same rights in favor of the Agent as provided to the ABL Agent, subject to the Intercreditor Agreement). “Combined Line Cap” means, as of any date of determination, the sum of (i) the ABL Line Cap, plus (ii) the Line Cap. “Commitment” means, with respect to each Lender, its Commitment, as the context requires, and, with respect to all Lenders, their Commitments, as the context requires, in each case as such Dollar amounts are set forth beside such Lender’s name under the applicable heading on Schedule C-1 to this Agreement. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Compliance Certificate” means a certificate substantially in the form of Exhibit C-1 to this Agreement delivered by the chief financial officer or treasurer of Administrative Borrower to Agent. “Confidential Information” has the meaning specified therefor in Section 17.9(a) of this Agreement. “Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the addition of a concept of “interest period”, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, and other technical, administrative or operational matters) that Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by Agent in a manner substantially consistent with market practice (or, if Agent decides that adoption of any portion of such market practice is not administratively feasible or if Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Control Agreement” means a control agreement, in form and substance reasonably satisfactory to Agent, executed and delivered by a Loan Party, the Agent, the ABL Agent, and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account). “Copyright Security Agreement” has the meaning specified therefor in the Guaranty and Security Agreement. “Covenant Testing Period” means a period (a) commencing on the last day of the fiscal month of Borrowers most recently ended prior to a Springing Trigger Event for which Borrowers are required to deliver to Agent monthly, quarterly, or annual financial statements pursuant to Schedule 5.1 to this Agreement, and (b) continuing through and including the first day after such Springing Trigger Event that ABL Availability has equaled or exceeded the greater of (i) 12.5% of the Combined Line Cap (excluding the effect, if any, of any Term Pushdown Reserve), and (ii) $11,000,000 for 30 consecutive days. “Covered Entity” means any of the following: DB1/ 133650928.13 13 (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning specified therefor in Section 17.15 of this Agreement. “Credit Card Agreements” means all agreements now or hereafter entered into by any Borrower or for the benefit of any Borrower, in each case with any Credit Card Issuer or any Credit Card Processor with respect to sales transactions involving credit card, debit card, or charge card purchases, including, without limitation, the agreements set forth on Schedule 4.31 to this Agreement. “Credit Card Issuer” means any Person (other than a Loan Party) who issues or whose members issue credit cards, including, without limitation, MasterCard or VISA bank credit or debit cards or other bank credit, debit, or charge cards issued through MasterCard International, Inc., Visa, U.S.A., Inc., or Visa International and American Express, Discover, Diners Club, Carte Blanche, and other non-bank credit, debit, or charge cards, including, without limitation, credit or debit cards issued by or through American Express Travel Related Services Company, Inc., Novus Services, Inc., PayPal, Synchrony, and other issuers approved by the Agent in its Permitted Discretion. “Credit Card Notification” means a notification substantially in the form of Exhibit N-1 to this Agreement or otherwise in form and substance reasonably satisfactory to Agent executed by a Loan Party and delivered to a Credit Card Issuer or Credit Card Processor of such Loan Party. “Credit Card Processor” means any servicing or processing agent or any factor or financial intermediary who facilitates, services, processes or manages the credit authorization, billing transfer and/or payment procedures with respect to any Borrower’s sales transactions involving credit card, debit card, or charge card purchases by customers using credit cards, debit cards, or charge cards issued by any Credit Card Issuer. “Credit Card Receivables” means each “payment intangible” (as defined in the Code or an “intangible” or “account” as defined in the PPSA, as applicable), together with all income, payments and proceeds thereof, owed by a Credit Card Issuer or Credit Card Processor to a Loan Party resulting from charges by a customer of a Loan Party on credit, debit, or charge cards issued by such Credit Card Issuer or processed by such Credit Card Processor in connection with the sale of goods by a Loan Party, or services performed by a Loan Party, in each case in the ordinary course of its business. “Credit Card Receivables Advance Rate” means (a) with respect to the Domestic Borrowers, 10%; provided, however, from and after March 31, 2023, such advance rate shall automatically reduce by an amount equal to 0.625% on the last day of each calendar quarter until such advance rate equals 5%, and (b) with respect to the Canadian Borrowers, 90%; provided, however, from and after March 31, 2023, such advance rate shall automatically reduce by an amount equal to 0.625% on the last day of each calendar quarter until such advance rate equals 85%. “Customs Brokers” shall mean the persons listed on Schedule C-2 hereto or such other person or persons as may be selected by Administrative Borrower after the date hereof and after written notice by Administrative Borrower to Agent who are reasonably acceptable to Agent to handle the receipt of

DB1/ 133650928.13 14 Inventory within the United States or to clear Inventory through the Bureau of Customs and Border Protection or other domestic or foreign export control authorities or otherwise perform port of entry services to process Inventory imported by a Borrower from outside the United States (such persons sometimes being referred to herein individually as a “Customs Broker”), provided, that, as to each such person, (a) Agent shall have received a customs broker agreement by such person in favor of Agent (in form and substance satisfactory to Agent (it being agreed that, prior to the Discharge of ABL Obligations, the form agreed to by the ABL Agent solely with respect to the Domestic Loan Parties and the Domestic Subsidiaries shall be deemed to be reasonably acceptable to the Agent so long as the Agent is a party thereto and such agreement provides for the same rights in favor of the Agent as provided to the ABL Agent, subject to the Intercreditor Agreement)) duly authorized, executed and delivered by such person, (b) such agreement shall be in full force and effect and (c) such person shall be in compliance in all material respects with the terms thereof. “DBRS” means DBRS, Inc. and its successors. “DDA” means each checking, savings or other demand deposit account maintained by any of the Loan Parties. All funds in each DDA (except for amounts on deposit in any Excluded Account (as defined the Guaranty and Security Agreement)) shall be conclusively presumed to be Collateral and proceeds of Collateral and the Agent and the Lenders shall have no duty to inquire as to the source of the amounts on deposit in any DDA. “Debtor Relief Laws” means the Bankruptcy Code, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Winding Up and Restructuring Act (Canada), the restructuring provisions of applicable Canadian corporate statutes, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, arrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States, Canada or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means any Lender that (a) has failed to pay to Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, or (b) has, or has a direct or indirect parent company that has, (i) become the subject of any Insolvency Proceeding, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-in Action; provided, that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) and (b) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to Administrative Borrower and each Lender. “Deposit Account” means any deposit account (as that term is defined in the Code). DB1/ 133650928.13 15 “Designated Account” means the Deposit Account of Administrative Borrower identified on Schedule D-1 to this Agreement (or such other Deposit Account of Administrative Borrower located at Designated Account Bank that has been designated as such, in writing, by Borrowers to Agent). “Designated Account Bank” has the meaning specified therefor in Schedule D-1 to this Agreement (or such other bank that is located within the United States that has been designated as such, in writing, by Administrative Borrower to Agent). “Determination Date” means the Closing Date and the first Business Day of each calendar month thereafter. “Dilution” means (a) with respect to Accounts (other than Credit Card Receivables), as of any date of determination, a percentage, based upon the experience of the immediately prior 12 months, that is the result of dividing the Dollar amount of (i) bad debt write-downs, discounts, advertising allowances, credits, or other dilutive items with respect to Borrowers’ Accounts during such period, by (ii) Borrowers’ gross billings with respect to Accounts during such period, and (b) with respect to Credit Card Receivables, as of any date of determination, a percentage, based upon the experience of the immediately prior 12 months, that is the result of dividing the Dollar amount of (i) bad debt write-downs, discounts, advertising allowances, credits, or other dilutive items with respect to Borrowers’ Credit Card Receivables during such period, by (ii) Borrowers’ gross billings with respect to Credit Card Receivables during such period. “Dilution Reserve” means, as of any date of determination, an amount sufficient to reduce the advance rate against Eligible Accounts or Eligible Credit Card Receivables, as applicable, by the extent to which Dilution is in excess of 0%. “Discharge of ABL Obligations” has the meaning set forth for such term in the Intercreditor Agreement. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) of any property by any Person (including any sale and leaseback transaction and any issuance of Equity Interests by a Subsidiary of such Person), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “Disqualified Equity Interests” means any Equity Interests that, by their terms (or by the terms of any security or other Equity Interests into which they are convertible or for which they are exchangeable), or upon the happening of any event or condition (a) matures or are mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable), (b) are redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provide for the scheduled payments of dividends in cash, or (d) are or become convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the Maturity Date. “Disqualified Institution” means any Person designated by Administrative Borrower as a “Disqualified Institution” by written notice delivered to, and approved by, Agent prior to the Closing Date together with their respective Affiliates; provided, that “Disqualified Institutions” shall exclude any Person that Administrative Borrower has designated as no longer being a “Disqualified Institution” by written notice delivered to Agent from time to time; provided further, that in connection with any assignment or

DB1/ 133650928.13 16 participation, the Assignee or Participant with respect to such proposed assignment or participation that is an investment bank, a commercial bank, a finance company, a fund, or other Person which merely has an economic interest in any such direct competitor, and is not itself such a direct competitor of Administrative Borrower or its Subsidiaries, shall not be deemed to be a Disqualified Institution for the purposes of this definition. For the avoidance of doubt, SLR and its Affiliates shall not be deemed to be Disqualified Institutions. “Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive. “Dollars” or “$” means United States dollars. “Domestic Borrowers” means, collectively, the Administrative Borrower and each other Domestic Subsidiary who shall from time to time enter into a Joinder as a Domestic Borrower. “Domestic Borrowing Base” means, as of any date of determination, the result of: (a) the Credit Card Receivables Advance Rate multiplied by the face amount of the Domestic Borrowers’ Eligible Credit Card Receivables, less the amount, if any of the Dilution Reserve with respect to such Eligible Credit Card Receivables, plus (b) the Accounts Advance Rate multiplied by of the amount of the Domestic Borrowers’ Eligible Accounts, less the amount, if any, of the Dilution Reserve with respect to such Eligible Accounts, plus (c) the product of the Inventory Advance Rate multiplied by the Net Recovery Percentage identified in the most recent Acceptable Appraisal of Inventory, multiplied by the value (calculated at the lower of cost or market on a basis consistent with the Domestic Borrowers’ historical accounting practices) of the Domestic Borrowers’ Eligible Finished Goods Inventory (such determination may be made as to different categories of Eligible Finished Goods Inventory based upon the Net Recovery Percentage applicable to such categories) at such time, plus (d) the product of the In-Transit Inventory Advance Rate multiplied by the Net Recovery Percentage identified in the most recent Acceptable Appraisal of Inventory, multiplied by the value (calculated at the lower of cost or market on a basis consistent with Domestic Borrowers’ historical accounting practices) of the Domestic Borrower’s Eligible In-Transit Inventory consisting of finished goods (such determination may be made as to different categories of finished goods Inventory based upon the Net Recovery Percentage applicable to such categories) at such time; provided, that the aggregate amount of the Domestic Borrowers’ Eligible In-Transit Inventory included in the Domestic Borrowing Base and the Domestic Borrowers’ “Eligible In- Transit Inventory” (as defined in the ABL Credit Agreement) included in the ABL Borrowing Base shall not, at any time, exceed $7,500,000 in the aggregate, plus (e) the product of the Spare Parts Inventory Advance Rate multiplied by the Net Recovery Percentage identified in the most recent Acceptable Appraisal of Inventory, multiplied by the value (calculated at the lower of cost or market on a basis consistent with the Domestic Borrowers’ historical accounting practices) of the Domestic Borrowers’ Eligible Spare Parts Inventory (such determination may be made as to different categories of Eligible Spare Parts Inventory based upon the Net Recovery Percentage applicable to such categories) at such time; DB1/ 133650928.13 17 provided, that the aggregate amount of the Domestic Borrowers’ Eligible Spare Parts Inventory included in the Domestic Borrowing Base and the Domestic Borrowers’ “Eligible Spare Parts Inventory” (as defined in the ABL Credit Agreement) included in the ABL Borrowing Base shall not, at any time, exceed $1,000,000 in the aggregate, plus (f) the product of the IP Advance Rate multiplied by the Appraised Value (identified in the most recent Acceptable Appraisal of Intellectual Property) of the Domestic Borrowers’ Eligible IP at such time, minus (g) the aggregate amount of Reserves, if any, established by Agent from time to time under Section 2.1(c) of this Agreement. “Domestic Loan Parties” means Domestic Borrowers and any other Loan Party that is a Domestic Subsidiary. “Domestic Subsidiary” means any Subsidiary of any Loan Party that is not a Foreign Subsidiary. “Early Termination Premium” has the meaning specified therefor in the Fee Letter. “EBITDA” means, with respect to any fiscal period and with respect to Borrowers and their Subsidiaries determined, in each case, on a consolidated basis in accordance with GAAP: (a) the consolidated net income (or loss), minus (b) without duplication, the sum of the following amounts for such period to the extent included in determining consolidated net income (or loss) for such period: (i) unusual or non-recurring gains, and (ii) interest income, plus (c) without duplication, the sum of the following amounts for such period to the extent deducted in determining consolidated net income (or loss) for such period: (i) non-cash unusual or non-recurring losses, (ii) Interest Expense, (iii) income taxes, (iv) depreciation and amortization, (v) to the extent funded or incurred prior to the Closing Date, cash severance payments, (vi) to the extent funded or incurred prior to the Closing Date, non-recurring restructuring charges,

DB1/ 133650928.13 18 (vii) to the extent funded or incurred prior to the Closing Date, professional fees, including Board of Directors fees and expenses, (viii) transaction costs and expenses related to the consummation of the financing transactions contemplated by this Agreement and the ABL Credit Agreement, and any amendments, restatements, amendments and restatements, supplements, modifications, consents or waivers hereto or thereto, and (ix) non-cash compensation expense (including deferred non-cash compensation expense), or other non-cash expenses or charges, arising from the sale or issuance of Equity Interests, the granting of stock options, and the granting of stock appreciation rights and similar arrangements (including any repricing, amendment, modification, substitution, or change of any such Equity Interests, stock option, stock appreciation rights, or similar arrangements) minus the amount of any such expenses or charges when paid in cash to the extent not deducted in the computation of net earnings (or loss). “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Accounts” means those Accounts (other than Credit Card Receivables) created by a Borrower in the ordinary course of its business, that arise out of such Borrower’s sale of goods or rendition of services, that comply with each of the representations and warranties respecting Eligible Accounts made in the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, that such criteria may be revised from time to time by Agent in Agent’s Permitted Discretion to address the results of any information with respect to the Borrowers’ business or assets of which Agent becomes aware after the Closing Date, including any field examination performed by (or on behalf of) Agent from time to time after the Closing Date. In determining the amount to be included, Eligible Accounts shall be calculated net of customer deposits, unapplied cash, taxes, finance charges, service charges, discounts, credits, allowances, and rebates. Eligible Accounts shall not include Credit Card Receivables or the following: (a) Accounts with selling terms of not more than 75 days that the Account Debtor has failed to pay within 120 days of original invoice date or 60 days of due date, (b) Accounts owed by an Account Debtor (or its Affiliates) where 50% or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above, (c) Accounts with selling terms of more than 75 days, DB1/ 133650928.13 19 (d) Accounts with respect to which the Account Debtor is an Affiliate of any Borrower or an employee or agent of any Borrower or any Affiliate of any Borrower, (e) Accounts (i) arising in a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional, or (ii) with respect to which the payment terms are “C.O.D.”, cash on delivery or other similar terms, (f) Accounts that are not payable in Dollars or Canadian Dollars, (g) Accounts with respect to which the Account Debtor either (i) does not maintain its chief executive office in the United States or Canada, or (ii) is not organized under the laws of the United States or Canada or any state or province thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (A) the Account is supported by an irrevocable letter of credit reasonably satisfactory to Agent (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Agent and, if requested by Agent, is directly drawable by Agent, or (B) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, reasonably satisfactory to Agent, (h) Accounts with respect to which the Account Debtor is any of (i) the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Accounts with respect to which Borrowers have complied, to the reasonable satisfaction of Agent, with the Assignment of Claims Act, 31 USC §3727), (ii) any state of the United States or any other Governmental Authority, or (iii) the federal government of Canada or any province or territory of Canada unless the applicable Loan Party has complied with the terms of the Financial Administration Act (Canada) or any other similar applicable provincial or territorial statute and such assignment is enforceable against such Governmental Body, (i) Accounts with respect to which the Account Debtor is a creditor of a Borrower, has or has asserted a right of recoupment or setoff, or has disputed its obligation to pay all or any portion of the Account, to the extent of such claim, right of recoupment or setoff, (j) Accounts with respect to an Account Debtor whose Eligible Accounts owing to Domestic Borrowers exceed (i) for Dick’s Sporting Goods, Inc., and its Affiliates, on a consolidated basis, 50% of all Eligible Accounts so long as Dick’s Sporting Goods, Inc., and its Affiliates are an Investment Grade Account Debtor, (ii) for Amazon.com, Inc., and its Affiliates, on a consolidated basis, 50% (or solely from the period from the Closing Date through and including April 30, 2023, 65%) of all Eligible Accounts so long as Amazon.com, Inc., and its Affiliates are an Investment Grade Account Debtor, (iii) for Walmart Inc. and its Affiliates (including Walmart.com), on a consolidated basis, 50% of all Eligible Accounts so long as Walmart Inc. and its Affiliates (including Walmart.com) are an Investment Grade Account Debtor, (iv) for Best Buy Co., Inc., and its Affiliates, on a consolidated basis, 50% of all Eligible Accounts so long as Best Buy Co., Inc., and its Affiliates are an Investment Grade Account Debtor, (v) for Target Corporation and its Affiliates, on a consolidated basis, 50% of all Eligible Accounts so long as for Target Corporation and its Affiliates are an Investment Grade Account Debtor, (vi) for one single Account Debtor (and its Affiliates, on a consolidated basis) that, at the time of determination, maintains a corporate credit rating and/or family rating, as applicable, of BB or higher by S&P, Ba or higher by Moody’s, or, solely to the extent a rating by S&P or Moody’s is not available, BB or higher by DBRS, in each case at such time 25% of all Eligible Accounts so long as (A) Borrowers provide Agent with not less than three (3) Business Days written notice identifying such Account Debtor and certifying all standards for inclusion under this clause are met and (B) Borrowers may only change the identity of such Account Debtor twice in any calendar year

DB1/ 133650928.13 20 period, and (vii) for any other Account Debtor, 15% of all Eligible Accounts (any such percentage under clauses (i) through (vii), as applied to a particular Account Debtor or consolidated group of Account Debtors, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor or consolidated group of Account Debtors deteriorates), to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, that in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit, (k) Accounts with respect to which the Account Debtor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which any Borrower has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Account Debtor, (l) Accounts, the collection of which, Agent, in its Permitted Discretion, believes to be doubtful, including by reason of the Account Debtor’s financial condition, (m) Accounts that are not subject to a valid and perfected first-priority (subject only, in the case of Accounts of the Domestic Borrowers, to Liens in favor of the ABL Agent permitted pursuant to the terms hereof and subject to the Intercreditor Agreement) Agent’s Lien, (n) Accounts with respect to which (i) the goods giving rise to such Account have not been shipped and billed to the Account Debtor, or (ii) the services giving rise to such Account have not been performed and billed to the Account Debtor, (o) Accounts with respect to which the Account Debtor is a Sanctioned Person or Sanctioned Entity, (p) Accounts (i) that represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by the applicable Borrower of the subject contract for goods or services, or (ii) that represent credit card sales, or (q) Accounts owned by a target acquired in connection with a Permitted Investment, or Accounts owned by a Person that is joined to this Agreement as a Borrower pursuant to the provisions of this Agreement, until the completion of a field examination with respect to such Accounts, in each case, satisfactory to Agent in its Permitted Discretion. “Eligible Credit Card Receivables” means those Credit Card Receivables of a Borrower that arise out of such Borrower’s sale of goods or rendition of services, that comply with each of the representations and warranties respecting Eligible Credit Card Receivables made in the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, that such criteria may be revised from time to time by Agent in Agent’s Permitted Discretion to address the results of any information with respect to the Borrowers’ business or assets of which Agent becomes aware after the Closing Date, including any field examination performed by (or on behalf of) Agent from time to time after the Closing Date. In determining the amount to be included, Eligible Credit Card Receivables shall be calculated net of customer deposits, unapplied cash, taxes, finance charges, service charges, discounts, credits, allowances, and rebates. Eligible Credit Card Receivables shall not include the following: (a) any Credit Card Receivable that does not constitute a “payment intangible” (as defined in the Code) or an Account, DB1/ 133650928.13 21 (b) any Credit Card Receivable that has been outstanding for more than five days from the date of sale, (c) any Credit Card Receivable with respect to which the Account Debtor is an Affiliate of any Borrower or an employee or agent of any Borrower or any Affiliate of any Borrower, (d) any Credit Card Receivable arising in a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional, (e) any Credit Card Receivable that is not payable in Dollars or Canadian Dollars, (f) any Credit Card Receivable with respect to which the Account Debtor is a creditor of a Borrower, has or has asserted a right of recoupment or setoff, or has disputed its obligation to pay all or any portion of the Account, to the extent of such claim, right of recoupment or setoff, or dispute, (g) any Credit Card Receivable with respect to which the applicable Credit Card Issuer or Credit Card Processor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which any Borrower has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Credit Card Issuer or Credit Card Processor, (h) any Credit Card Receivable, the collection of which, Agent, in its Permitted Discretion, believes to be doubtful, including by reason of the financial condition of the applicable Credit Card Issuer or the Credit Card Processor, (i) any Credit Card Receivable (i) that is not subject to a valid and perfected first- priority (subject only, in the case of Credit Card Receivables of the Domestic Borrowers, to Liens in favor of the ABL Agent permitted pursuant to the terms hereof and subject to the Intercreditor Agreement) Agent’s Lien, or (ii) with respect to which a Borrower does not have good, valid, and marketable title thereto, free and clear of any Lien (other than Agent’s Lien and the ABL Agent’s Lien), (j) any Credit Card Receivable with respect to which the applicable Credit Card Issuer or Credit Card Processor is a Sanctioned Person or Sanctioned Entity, (k) any Credit Card Receivable that represents the right to receive progress payments or other advance billings that are due prior to the completion of performance by the applicable Borrower of the subject contract for goods or services, (l) any Credit Card Receivable where such Credit Card Receivable or the underlying contract contravenes any laws, rules or regulations applicable thereto, including, without limitation, rules and regulations relating to truth-in-lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy or any Person party to the underlying contract is in violation of any such laws, rules or regulations, (m) any Credit Card Receivable that is not a valid, legally enforceable obligation of the applicable Credit Card Issuer or Credit Card Processor with respect thereto, (n) any Credit Card Receivable as to which the applicable Credit Card Issuer or Credit Card Processor has the right under certain circumstances to require a Loan Party to repurchase the Credit Card Receivables from such Credit Card Issuer or Credit Card Processor

DB1/ 133650928.13 22 (o) any Credit Card Receivable that is disputed or with recourse or with respect to which a claim, chargeback, offset, deduction or counterclaim, dispute or other defense has been asserted (to the extent of such claim, chargeback, offset, deduction or counterclaim, dispute or other defense); (p) any Credit Card Receivable that is evidenced by “chattel paper” or an “instrument” of any kind unless such “chattel paper” or “instrument” is in the possession of Agent (or ABL Agent, acting as agent for Agent for purposes of perfection under the terms of the Intercreditor Agreement), and to the extent necessary or appropriate, endorsed to Agent, (q) any Credit Card Receivable that is subject to any accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that a Borrower may be obligated to rebate to a customer, Credit Card Issuer or Credit Card Processor pursuant to the terms of any agreement or understanding (written or oral)) (to the extent of such discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances), (r) any Credit Card Receivable for which cash has been received in respect of such Credit Card Receivable but not yet applied by the applicable Borrower to reduce the amount of such Credit Card Receivable (but only to the extent of the aggregate amount of cash that has been received in respect of such Credit Card Receivable but not yet applied by the applicable Borrower to reduce the amount of such Credit Card Receivable), (s) any portion of Credit Card Receivables that reflect a reasonable reserve for warranty claims or returns or amounts which are owed to Account Debtors, including those for rebates, allowances, co-op advertising, or other deductions, or (t) Credit Card Receivables owned by a Person that is joined to this Agreement as a Borrower pursuant to the provisions of this Agreement, until the completion of a field examination with respect to such Credit Card Receivables, in each case, satisfactory to Agent in its Permitted Discretion. “Eligible Finished Goods Inventory” means Inventory that qualifies as Eligible Inventory and consists of first-quality finished goods held for sale in the ordinary course of Borrowers’ business. “Eligible In-Transit Inventory” means those items of Inventory that do not qualify as Eligible Inventory solely because (i)(A) they are not located at one of the locations of the Domestic Borrowers in the continental United States set forth on Schedule 4.25 to this Agreement (as such Schedule 4.25 may be amended from time to time in accordance with Section 5.14) (or in-transit from one such location to another such location), or (B) they are in transit from a location other than a location set forth on Schedule 4.25 to this Agreement (as such Schedule 4.25 may be amended from time to time in accordance with Section 5.14)) and (ii) a Domestic Borrower does not have actual and exclusive possession thereof, but as to which, (a) such Inventory currently is in transit (whether by vessel, air, or land) from an origin location outside of the continental United States to a location of a Domestic Borrower set forth on Schedule 4.25 to this Agreement (as such Schedule 4.25 may be amended from time to time in accordance with Section 5.14), (b) title to such Inventory has passed to a Domestic Borrower and Agent shall have received such evidence thereof as it may from time to time require, DB1/ 133650928.13 23 (c) such Inventory is insured against types of loss, damage, hazards, and risks, and in amounts, satisfactory to Agent in its Permitted Discretion, and Agent shall have received a copy of the certificate of marine cargo or casualty insurance in connection therewith in which it has been named as an additional insured and loss payee in a manner acceptable to Agent, (d) unless Agent otherwise agrees in writing with respect to any such Inventory with regards to Inventory that is in transit (whether by vessel, air, or land) from an origin location outside of the continental United States to a location of a Domestic Borrower as set forth on Schedule 4.25 to this Agreement (as such Schedule 4.25 may be amended from time to time in accordance with Section 5.14), such Inventory either: (i) is the subject of a negotiable bill of lading governed by the laws of a state within the United States (A) that is consigned to Agent or one of its Customs Brokers (either directly or by means of endorsements), (B) that was issued by the carrier (including a non-vessel operating common carrier) in possession of the Inventory that is subject to such bill of lading, and (C) that either is in the possession of Agent or a Customs Broker (in each case in the continental United States), or (ii) is the subject of a negotiable forwarder’s cargo receipt governed by the laws of a state within the United States and is not the subject of a bill of lading (other than a negotiable bill of lading consigned to, and in the possession of, a consolidator or Agent, or their respective agents) and such negotiable cargo receipt on its face indicates the name of the Customs Broker as a carrier or multimodal transport operator and has been signed or otherwise authenticated by it in such capacity or as a named agent for or on behalf of the carrier or multimodal transport operator, in any case respecting such Inventory (A) consigned to Agent or one of its Customs Brokers that is handling the importing, shipping and delivery of such Inventory (either directly or by means of endorsements), (B) that was issued by a consolidator respecting the subject Inventory, and (C) that is in the possession of Agent or a Customs Broker (in each case in the continental United States), (e) such Inventory is in the possession of a common carrier (including on behalf of any non-vessel operating common carrier) that has issued the bill of lading or other document of title with respect thereto or the Customs Broker handling the importing, shipping and delivery of such Inventory, (f) the documents of title related thereto are subject to the valid and perfected first- priority (subject only, in the case of documents of title of the Domestic Borrowers, to Liens in favor of the ABL Agent permitted pursuant to the terms hereof and subject to the Intercreditor Agreement) Lien of Agent, (g) Agent determines that such Inventory is not subject to (i) any Person’s right of reclamation, repudiation, stoppage in transit or diversion or (ii) any other right or claim of any other Person which is (or is capable of being) senior to, or pari passu with, the Lien of Agent or Agent determines that any Person’s right or claim impairs, or interferes with, directly or indirectly, the ability of Agent to realize on, or reduces the amount that Agent may realize from the sale or other disposition of such Inventory, unless, in the case of unpaid freight forwarder fees and expenses or customer duties and custom fees associated with such Inventory, Administrative Borrower has provided an estimate of same to Agent in order for Agent to establish an appropriate Reserve with respect thereto, (h) Administrative Borrower has provided (i) a certificate to Agent that certifies that, to the best knowledge of such Domestic Borrower, such Inventory meets all of the Domestic Borrowers’ representations and warranties contained in the Loan Documents concerning Eligible In-Transit Inventory, that it knows of no reason why such Inventory would not be accepted by such Domestic Borrower when it arrives in the continental United States and that the shipment as evidenced by the documents conforms to

DB1/ 133650928.13 24 the related order documents, and (ii) upon Agent’s request, a copy of the invoice, packing slip and manifest with respect thereto, and (i) such Inventory shall not have been in transit for more than 45 days. “Eligible Inventory” means Inventory of a Borrower that complies with each of the representations and warranties respecting Eligible Inventory made in the Loan Documents, and that is not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, that such criteria may be revised from time to time by Agent in Agent’s Permitted Discretion to address the results of any information with respect to the Borrowers’ business or assets of which Agent becomes aware after the Closing Date, including any field examination or appraisal performed or received by Agent from time to time after the Closing Date. In determining the amount to be so included, Inventory shall be valued at the lower of cost or market on a basis consistent with Borrowers’ historical accounting practices. An item of Inventory shall not be included in Eligible Inventory if: (a) a Borrower does not have good, valid, and marketable title thereto, (b) a Borrower does not have actual and exclusive possession thereof (either directly or through a bailee or agent of a Borrower), (c) it is not located at one of the locations in the continental United States or Canada set forth on Schedule 4.25 to this Agreement (as such Schedule 4.25 may be amended from time to time in accordance with Section 5.14) (or in-transit from one such location to another such location), (d) it is stored at locations holding less than $100,000 of the aggregate value of such Borrower’s Inventory, (e) it is in-transit to or from a location of a Borrower (other than in-transit from one location set forth on Schedule 4.25 to this Agreement to another location set forth on Schedule 4.25 to this Agreement (as such Schedule 4.25 may be amended from time to time in accordance with Section 5.14)), (f) it is located on real property leased by a Borrower or in a contract warehouse or with a bailee, in each case, unless either (i) it is subject to a Collateral Access Agreement executed by the lessor or warehouseman, as the case may be, and it is segregated or otherwise separately identifiable from goods of others, if any, stored on the premises, or (ii) either (A) Agent has established a Landlord Reserve with respect to such location, or (B) Agent, in its Permitted Discretion, has determined to not establish a Landlord Reserve with respect to such location at such time (which determination shall not limit Agent’s ability to establish a Landlord Reserve with respect to such location at any other time, in its Permitted Discretion and otherwise in accordance with this Agreement), (g) it is the subject of a bill of lading or other document of title, (h) it is not subject to a valid and perfected first-priority (subject only, in the case of Inventory of the Domestic Borrowers, to Liens in favor of the ABL Agent permitted pursuant to the terms hereof and subject to the Intercreditor Agreement) Agent’s Lien, (i) it consists of goods returned or rejected by a Borrower’s customers, (j) it consists of goods that are obsolete, slow moving, spoiled or are otherwise past the stated expiration, “sell-by” or “use by” date applicable thereto, restrictive or custom items or otherwise is manufactured in accordance with customer-specific requirements, work-in-process, raw materials, or DB1/ 133650928.13 25 goods that constitute packaging and shipping materials, supplies used or consumed in Borrowers’ business, bill and hold goods, defective goods, “seconds,” or Inventory acquired on consignment, (k) it is subject to third-party intellectual property, licensing or other proprietary rights, unless Agent is satisfied that such Inventory can be freely sold by Agent on and after the occurrence of an Event of Default despite such third party rights, or (l) such Inventory is owned by a Person that is joined to this Agreement as a Borrower pursuant to the provisions of this Agreement, until the completion of an Acceptable Appraisal of such Inventory and the completion of a field examination with respect to such Inventory that is satisfactory to Agent in its Permitted Discretion. “Eligible IP” means IP of a Domestic Borrower that complies with each of the representations and warranties respecting IP made in the Loan Documents, and that is not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, that such criteria may be revised from time to time by Agent in Agent’s Permitted Discretion to address the results of any information with respect to the Borrowers’ business or assets of which Agent becomes aware after the Closing Date, including any field examination or appraisal performed or received by Agent from time to time after the Closing Date. Without limiting the foregoing, no IP of the Domestic Borrowers shall be Eligible IP unless: (a) a Domestic Borrower has good and valid title to such IP; (b) such Domestic Borrower is in compliance with the representations, warranties and covenants set forth in this Agreement and the other Loan Documents relating to the IP of such Domestic Borrower and such Intellectual Property conforms with the covenants or representation and warranties in the Loan Documents; (c) such IP shall be validly registered with the U.S Patent and Trademark Office, the U.S. Copyright Office or the Canadian Intellectual Property Office, as applicable, or such other equivalent foreign filing or registration office as applicable; (d) Agent shall have received evidence that all actions that the Agent may reasonably deem necessary in its Permitted Discretion in order to create a valid, perfected and enforceable first priority Lien on such IP under applicable law in favor of the Agent (including, without limitation, filings at the U.S. Patent and Trademark Office or such other equivalent foreign filing or registration office, as applicable) has been taken, and such IP shall not be subject to any other Liens (other than Permitted Liens); and (e) with respect to such IP which was not included in the most-recent appraisal received by the Agent under this Agreement or over which the Agent has not completed its legal and business due diligence in its Permitted Discretion, the Agent (i) shall have received an Acceptable Appraisal of such IP and (ii) shall have completed such legal and business due diligence that is required in Agent’s Permitted Discretion, and with the results of such due diligence satisfactory to the Agent in its Permitted Discretion; provided, however, that any such appraisals or legal or business due diligence shall be at the expense of the Borrowers and shall not be subject to (and shall not be included in) the limitations set forth in Section 5.7 on the number of collateral audits, examinations, or appraisals for which the Agent is entitled to be reimbursed in any period. “Eligible Spare Parts Inventory” means Inventory that qualifies as Eligible Inventory and consists of goods that are first-quality spare parts and that are not located in open pallets or containers.

DB1/ 133650928.13 26 “Employee Benefit Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, (a) that is or within the preceding six (6) years has been sponsored, maintained or contributed to by any Loan Party or ERISA Affiliate or (b) to which any Loan Party or ERISA Affiliate has, or has had at any time within the preceding six (6) years, any liability, contingent or otherwise. “Environmental Action” means any written complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other written communication from any Governmental Authority, or any third party involving violations of Environmental Laws or releases of Hazardous Materials (a) from any assets, properties, or businesses of any Borrower, any Subsidiary of any Borrower, or any of their predecessors in interest, (b) from adjoining properties or businesses, or (c) from or onto any facilities which received Hazardous Materials generated by any Borrower, any Subsidiary of any Borrower, or any of their predecessors in interest. “Environmental Law” means any applicable federal, state, provincial, territorial, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy, or rule of common law now or hereafter in effect and in each case as amended, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, in each case, to the extent binding on any Loan Party or its Subsidiaries, relating to the environment, the effect of the environment on employee health, or Hazardous Materials, in each case as amended from time to time. “Environmental Liabilities” means all liabilities, monetary obligations, losses, damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, or Remedial Action required, by any Governmental Authority or any third party, and which relate to any Environmental Action. “Environmental Lien” means any Lien in favor of any Governmental Authority for Environmental Liabilities. “Equipment” means equipment (as that term is defined in the Code or the PPSA, as applicable). “Equity Interests” means, with respect to a Person, all of the shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in such Person, whether voting or nonvoting, including capital stock (or other ownership or profit interests or units), preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act). “Equivalent Amount” means, on any date of determination, with respect to obligations or valuations denominated in one currency (the “first currency”), the amount of another currency (the “second currency”) which would result from the conversion of the relevant amount of the first currency into the second currency at the Spot Rate on the applicable date of determination, or at such other rate as the Agent may determine in its sole discretion. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto. “ERISA Affiliate” means (a) any Person subject to ERISA whose employees are treated as employed by the same employer as the employees of any Loan Party under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the DB1/ 133650928.13 27 employees of any Loan Party under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which any Loan Party is a member under IRC Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any Person subject to ERISA that is a party to an arrangement with any Loan Party and whose employees are aggregated with the employees of such Loan Party under IRC Section 414(o). “Erroneous Payment” has the meaning specified therefor in Section 17.16 of this Agreement. “Erroneous Payment Deficiency Assignment” has the meaning specified therefor in Section 17.16 of this Agreement. “Erroneous Payment Impacted Loans” has the meaning specified therefor in Section 17.16 of this Agreement. “Erroneous Payment Return Deficiency” has the meaning specified therefor in Section 17.16 of this Agreement. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” has the meaning specified therefor in Section 8 of this Agreement. “Excess” has the meaning specified therefor in Section 2.14 of this Agreement. “Exchange Act” means the Securities Exchange Act of 1934, as in effect from time to time. “Excluded Assets” has the meaning specified therefor in the Guaranty and Security Agreement. “Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the guaranty of such Loan Party of (including by virtue of the joint and several liability provisions of Section 2.15), or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty of such Loan Party or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guaranty or security interest is or becomes illegal. “Excluded Taxes” means any of the following taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (i) any tax imposed on net income (including any branch profits taxes), in each case imposed by the jurisdiction (or by any political subdivision or taxing authority thereof) in which such Recipient is organized or the jurisdiction (or by any political subdivision or taxing authority thereof) in which such Recipient’s principal office is located or as a result of a present or former connection between such Recipient and the jurisdiction or taxing authority imposing the tax (other than any such connection arising solely from such Recipient having executed, delivered, become a party to, or performed its obligations or received payment under, received or perfected a security interest under, enforced its rights or remedies under, or engaged in any other transaction pursuant to this Agreement or any other Loan Document, or sold or assigned an interest in any Loan or Loan Document),

DB1/ 133650928.13 28 (ii)in the case of a Lender, withholding taxes that would not have been imposed but for a Lender’s failure to comply with the requirements of Section 16.2 of this Agreement, (iii) any United States federal withholding taxes that would be imposed on amounts payable to a Foreign Lender based upon the applicable withholding rate in effect at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office, other than a designation made at the request of a Loan Party), except that Excluded Taxes shall not include (A) any amount that such Foreign Lender (or its assignor, if any) was previously entitled to receive pursuant to Section 16.1 of this Agreement, if any, with respect to such withholding tax at the time such Foreign Lender becomes a party to this Agreement (other than pursuant to an assignment request by the Borrowers) or designates a new lending office, and (B) additional United States federal withholding taxes that may be imposed after the time such Foreign Lender becomes a party to this Agreement (other than pursuant to an assignment request by the Borrowers) or designates a new lending office, as a result of a change in law, rule, regulation, treaty, order or other decision or other Change in Law with respect to any of the foregoing by any Governmental Authority, (iv) any United States federal withholding taxes imposed under FATCA, and (v) any Canadian withholding tax that is imposed on amounts payable to a Lender as a result of such Lender (A) not dealing at arm’s length (within the meaning of the Income Tax Act (Canada)) with a Loan Party, or (B) being a “specified non-resident shareholder” of a Loan Party or a non-resident person not dealing at arm’s length with a “specified shareholder” of a Loan Party (in each case within the meaning of subsection 18(5) of the Income Tax Act (Canada)) (other than where the non-arm’s length relationship arises, or where the Lender is a “specified shareholder”, or does not deal at arm’s length with a “specified shareholder”, as a result of the Lender having become a party to, received or perfected a security interest under or received or enforce any rights under, a Loan Document). “Extraordinary Receipts” means (a) so long as no Event of Default has occurred and is continuing, proceeds of judgments, proceeds of settlements, or other consideration of any kind received in connection with any cause of action or claim, or any Tax refunds, and (b) if an Event of Default has occurred and is continuing, any payments received by any Loan Party or any of its Subsidiaries not in the ordinary course of business (and not consisting of proceeds described in Section 2.4(e)(iii) of this Agreement) consisting of (i) proceeds of judgments, proceeds of settlements, or other consideration of any kind received in connection with any cause of action or claim (and not consisting of proceeds described in Section 2.4(e)(iii) of this Agreement, but including proceeds of business interruption insurance), or any Tax refunds, (ii) indemnity payments (other than to the extent such indemnity payments are immediately payable to a Person that is not an Affiliate of any Loan Party or any of its Subsidiaries, and (iii) any purchase price adjustment received in connection with any purchase agreement. “FATCA” means Sections 1471 through 1474 of the IRC, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and (a) any current or future regulations or official interpretations thereof, (b) any agreements entered into pursuant to Section 1471(b)(1) of the IRC, and (c) any intergovernmental agreement entered into by the United States (or any fiscal or regulatory legislation, rules, or practices adopted pursuant to any such intergovernmental agreement entered into in connection therewith). “FCCR Financial Covenant Trigger Date” means the first date on which both (i) the Fixed Charge Coverage Ratio for the 12-month period ended on the last day of the fiscal month immediately prior to such date is at least 1.00 to 1.00 and (ii) ABL Availability is equal to or greater than $20,000,000. “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder. “Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal DB1/ 133650928.13 29 Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Agent from three Federal funds brokers of recognized standing selected by it (and, if any such rate is below zero, then the rate determined pursuant to this definition shall be deemed to be zero). “Fee Letter” means that certain fee letter, dated as of even date with this Agreement, among Borrowers and Agent, in form and substance reasonably satisfactory to Agent. “Fixed Charge Coverage Ratio” means, with respect to any fiscal period and with respect to Borrowers and their Subsidiaries determined on a consolidated basis in accordance with GAAP, the ratio of (a) EBITDA for such period minus Unfinanced Capital Expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (b) Fixed Charges for such period. “Fixed Charges” means, with respect to any fiscal period and with respect to Borrowers and their Subsidiaries determined on a consolidated basis in accordance with GAAP, the sum, without duplication, of (a) Interest Expense required to be paid (net of interest income of such Person during such period and excluding interest paid-in-kind, amortization of financing fees, costs, and expenses, and other non-cash Interest Expense) during such period, (b) principal payments in respect of Indebtedness for borrowed money paid (whether voluntary, mandatory, scheduled or otherwise) or that are required to be paid during such period (including any required payments or prepayments from excess cash flow during such period, but excluding, for the avoidance of doubt, (x) principal payments relating to outstanding ABL Revolving Loans and the Term Loan and (y) the repayment of the ABL Existing Term Loan on the Closing Date), (c) all federal, state, and local income taxes required to be paid in cash during such period (net receipt of tax refunds paid in cash), provided, that any tax refunds received shall be applied in the inverse order for, and in amounts actually paid in, the period in which the applicable cash outlay for such taxes was made, (d) all Restricted Payments paid (whether in cash or other property, other than common Equity Interests) during such period, and (e) to the extent not otherwise deducted from EBITDA for such period, all payments required to be made during such period in respect of any funding deficiency or funding shortfall with respect to any Pension Plan or for any Withdrawal Liability. “Flood Laws” means the National Flood Insurance Act of 1968, Flood Disaster Protection Act of 1973, and related laws, rules and regulations, including any amendments or successor provisions. “Floor” means a rate of interest equal to 1.00%. “Flow of Funds Agreement” means a flow of funds agreement, dated as of even date with this Agreement, in form and substance reasonably satisfactory to Agent, executed and delivered by Borrowers and Agent. “Foreign Lender” means any Lender that is not a United States person within the meaning of IRC section 7701(a)(30). “Foreign Subsidiary” means any direct or indirect subsidiary of any Loan Party that is organized under the laws of any jurisdiction other than the United States, any state thereof or the District of Columbia. “Funding Losses” means the failure to borrow or prepay any SOFR Loan on any date specified by the Borrowers following notice thereof to Agent, or as otherwise required by this Agreement. “GAAP” means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

DB1/ 133650928.13 30 “Governing Documents” means, with respect to any Person, the certificate or articles of incorporation, by-laws, or other organizational documents of such Person. “Governmental Authority” means the government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, county, municipal or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantor” means (a) each Person that guaranties all or a portion of the Obligations, including any Person that is a “Guarantor” under the Guaranty and Security Agreement, and (b) each other Person that becomes a guarantor after the Closing Date pursuant to Section 5.11 of this Agreement. “Guaranty and Security Agreement” means a guaranty and security agreement, dated as of even date with this Agreement, in form and substance reasonably satisfactory to Agent, executed and delivered by each of the Loan Parties to Agent. “Hazardous Materials” means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as “hazardous substances,” “hazardous materials,” “hazardous wastes,” “toxic substances,” or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or “EP toxicity”, (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million. “Hedge Agreement” means a “swap agreement” as that term is defined in Section 101(53B)(A) of the Bankruptcy Code. “Hedge Obligations” means any and all obligations or liabilities, whether absolute or contingent, due or to become due, now existing or hereafter arising, of each Loan Party and its Subsidiaries arising under, owing pursuant to, or existing in respect of Hedge Agreements entered into with one or more of the Hedge Providers. “Hedge Provider” means Wells Fargo or any of its Affiliates. “Hilco” means Hilco Enterprise Valuation Services, LLC. “Immaterial Subsidiaries” means, collectively, (a) Nautilus Shanghai Fitness and (b) US Octane Fitness. “Increase” has the meaning specified therefor in Section 2.14. “Increase Amendment” has the meaning specified therefor in Section 2.14. “Increase Date” has the meaning specified therefor in Section 2.14. DB1/ 133650928.13 31 “Increased Reporting Event” means if at any time ABL Availability is less than the greater of (a) 15.0% of the Combined Line Cap (excluding the effect, if any, of any Term Pushdown Reserve) and (b) $16,250,000.“Increased Reporting Period” means the period commencing after the continuance of an Increased Reporting Event and continuing until the date when no Increased Reporting Event has occurred for 30 consecutive days. “Indebtedness” as to any Person means (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, or other financial products, (c) all obligations of such Person as a lessee under Capital Leases, (d) all obligations or liabilities of others secured by a Lien on any asset of such Person, irrespective of whether such obligation or liability is assumed, (e) all obligations of such Person to pay the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business and repayable in accordance with customary trade practices and, for the avoidance of doubt, other than royalty payments payable in the ordinary course of business in respect of non-exclusive licenses) and any earn-out or similar obligations, (f) all monetary obligations of such Person owing under Hedge Agreements (which amount shall be calculated based on the amount that would be payable by such Person if the Hedge Agreement were terminated on the date of determination), (g) any Disqualified Equity Interests of such Person, and (h) any obligation of such Person guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse) any obligation of any other Person that constitutes Indebtedness under any of clauses (a) through (g) above. For purposes of this definition, (i) the amount of any Indebtedness represented by a guaranty or other similar instrument shall be the lesser of the principal amount of the obligations guaranteed and still outstanding and the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Indebtedness, and (ii) the amount of any Indebtedness which is limited or is non-recourse to a Person or for which recourse is limited to an identified asset shall be valued at the lesser of (A) if applicable, the limited amount of such obligations, and (B) if applicable, the fair market value of such assets securing such obligation. “Indemnified Liabilities” has the meaning specified therefor in Section 10.3 of this Agreement. “Indemnified Person” has the meaning specified therefor in Section 10.3 of this Agreement. “Indemnified Taxes” means, (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by, or on account of any obligation of, any Loan Party under any Loan Document, and (b) to the extent not otherwise described in the foregoing clause (a), Other Taxes. “Insolvency Proceeding” means any proceeding commenced by or against any Person under any Debtor Relief Law, each as now and hereafter in effect, any successors to such statutes, and any similar laws in any jurisdiction including, without limitation, any laws relating to assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief and any law permitting a debtor to obtain a stay or a compromise of the claims of its creditors. “Intellectual Property” means “Intellectual Property” as defined in the Guaranty and Security Agreement or the Canadian Guaranty and Security Agreement, as applicable. “Intellectual Property Licenses” means “Intellectual Property Licenses” as defined in the Guaranty and Security Agreement or the Canadian Guaranty and Security Agreement, as applicable. “Intellectual Property Reserves” means such reserves as may be established from time to time by the Agent in its Permitted Discretion with respect to Eligible IP, including, without limitation, (a) to reflect

DB1/ 133650928.13 32 the impediments to the Agent’s ability to realize upon Eligible IP, (b) to reflect claims and liabilities that the Agent determines will need to be satisfied in connection with the realization upon the Eligible IP, (c) to reflect criteria, events, conditions, contingencies or risks which adversely affect the Eligible IP or (d) to reflect costs and expenses associated with the Eligible IP (including any such costs and expenses that the Agent determines in its Permitted Discretion may need to be paid in connection with the realization upon the Eligible IP). “Intercompany Subordination Agreement” means an intercompany subordination agreement, dated as of even date with this Agreement, executed and delivered by each Loan Party and each of its Subsidiaries, and Agent, the form and substance of which is reasonably satisfactory to Agent. “Intercreditor Agreement” means (a) that certain Intercreditor Agreement dated as of the Closing Date by and between the ABL Agent and the Agent, and acknowledged and agreed to by the Loan Parties, as amended, modified, restated or replaced from time to time in accordance with the terms thereof or (b) any other intercreditor agreement acceptable to the Agent by and among the Agent and any agent or trustee with respect to the ABL Credit Agreement or any Refinancing Indebtedness thereof, as it may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof. “Interest Expense” means, for any period, the aggregate of the interest expense of Borrowers for such period, determined on a consolidated basis in accordance with GAAP. “Intercreditor Provisions” has the meaning specified in Section 8.14. “Interest Payment Date” means (i) the first day of each calendar month, (ii) on any date of prepayment, with respect to the principal amount of the Term Loan being prepaid; and (iii) on the Maturity Date. “In-Transit Inventory Advance Rate” means 10%; provided, however, from and after March 31, 2023, such advance rate shall automatically reduce by an amount equal to 0.625% on the last day of each calendar quarter until such advance rate equals 5%. “Inventory” means inventory (as that term is defined in the Code or the PPSA, as applicable). “Inventory Advance Rate” means (a) with respect to Domestic Borrowers, 15%; provided, however, from and after March 31, 2023, such advance rate shall automatically reduce by an amount equal to 0.625% on the last day of each calendar quarter until such advance rate equals 10% and (b) with respect to Canadian Borrowers, 90%; provided, however, from and after March 31, 2023, such advance rate shall automatically reduce by an amount equal to 0.625% on the last day of each calendar quarter until such advance rate equals 85%. “Inventory Letter Agreement” means that certain letter agreement in respect of Inventory, dated as of the Closing Date, by and among the Agent, the ABL Agent, the Loan Parties, and the Subsidiaries of the Loan Parties. “Inventory Reserves” means, as of any date of determination, (a) Landlord Reserves in respect of Inventory, (b) in the case of Eligible Inventory, to be consistent with and not duplicative of the calculation of the Net Recovery Percentage with respect to such Inventory, those reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to Section 2.1(c), to establish and maintain (including reserves for slow moving Inventory and Inventory shrinkage) with respect to Eligible Inventory, including based on the results of appraisals, and (c) in the case of Eligible In-Transit Inventory, to be consistent with DB1/ 133650928.13 33 and not duplicative of the calculation of the Net Recovery Percentage with respect to such Inventory, those reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to Section 2.1(c), to establish and maintain with respect to Eligible In-Transit Inventory (i) to the extent not already included in the Net Recovery Percentage with respect to such Inventory, for the estimated costs relating to unpaid freight charges, warehousing or storage charges, taxes, duties, and other similar unpaid costs associated with the acquisition of such Eligible In-Transit Inventory, plus (ii) for the estimated reclamation claims of unpaid sellers of such Eligible In-Transit Inventory. “Investment” means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide accounts receivable arising in the ordinary course of business but including, without limitation, all Special Foreign Subsidiary Investments), or acquisitions of Indebtedness, Equity Interests, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person), and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustment for increases or decreases in value, or write-ups, write-downs, or write-offs with respect to such Investment. “Investment Grade Account Debtor” means an account debtor that, at the time of determination, maintains a corporate credit rating and/or family rating, as applicable, of BBB or higher by S&P or Ba or higher in Moody’s. “IP” means, with respect to any Domestic Borrower, Intellectual Property of such Domestic Borrower and Intellectual Property Licenses provided to such Domestic Borrower in or with respect to Intellectual Property owned or controlled by any other Person. “IP Advance Rate” means 65%; provided, however, from and after March 31, 2023, such advance rate shall automatically reduce by an amount equal to 1.25% on the last day of each calendar quarter until such advance rate equals 55%. “IRC” means the Internal Revenue Code of 1986, as in effect from time to time. “Joinder” means a joinder agreement substantially in the form of Exhibit J-1 to this Agreement. “Landlord Reserve” means, as to each location at which a Borrower has Inventory or books and records located and as to which a Collateral Access Agreement has not been received by Agent, a reserve in an amount equal to three (3) months’ rent, storage charges, fees or other amounts under the lease or other applicable agreement relative to such location or, if greater and Agent so elects, the number of months’ rent, storage charges, fess or other amounts for which the landlord, bailee, warehouseman or other property owner will have, under applicable law, a Lien in the Inventory of such Borrower to secure the payment of such amounts under the lease or other applicable agreement relative to such location. “Lender” has the meaning set forth in the preamble to this Agreement, shall include any other Person made a party to this Agreement pursuant to the provisions of Section 13.1 of this Agreement and “Lenders” means each of the Lenders or any one or more of them. “Lender Group” means each of the Lenders and Agent, or any one or more of them. “Lender Group Expenses” means all (a) reasonable and documented costs or expenses (including taxes and insurance premiums) required to be paid by any Loan Party or its Subsidiaries under any of the

DB1/ 133650928.13 34 Loan Documents that are paid, advanced, or incurred by the Lender Group in accordance with the Loan Documents, (b) reasonable and documented out-of-pocket fees or charges paid or incurred by Agent in connection with the Lender Group’s transactions with each Loan Party and its Subsidiaries under any of the Loan Documents, including, photocopying, notarization, couriers and messengers, telecommunication, public record searches, filing fees, recording fees, publication, real estate surveys, real estate title policies and endorsements, and environmental audits, (c) Agent’s customary fees and charges imposed or incurred in connection with any background checks or OFAC/PEP and/or Canadian AML Legislation searches related to any Loan Party or its Subsidiaries, (d) Agent’s reasonable and documented customary fees and charges (as adjusted from time to time) with respect to the disbursement of funds (or the receipt of funds) to or for the account of any Borrower (whether by wire transfer or otherwise), together with any reasonable and documented out-of-pocket costs and expenses incurred in connection therewith, (e) customary charges imposed or incurred by Agent resulting from the dishonor of checks payable by or to any Loan Party, (f) reasonable, documented out-of-pocket costs and expenses paid or incurred by the Lender Group to correct any default or enforce any provision of the Loan Documents, or during the continuance of an Event of Default, in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (g) field examination, appraisal, and valuation fees and expenses of Agent related to any field examinations, appraisals, or valuation to the extent of the fees and charges (and up to the amount of any limitation) provided in Section 5.7(c) of this Agreement, (h) subject to the limitations in Section 10.3, Agent’s and Lenders’ reasonable, documented costs and expenses (including reasonable and documented attorneys’ fees and expenses) relative to third party claims or any other lawsuit or adverse proceeding paid or incurred, whether in enforcing or defending the Loan Documents or otherwise in connection with the transactions contemplated by the Loan Documents, Agent’s Liens in and to the Collateral, or the Lender Group’s relationship with any Loan Party or any of its Subsidiaries, (i) Agent’s reasonable and documented costs and expenses (including reasonable and documented attorneys’ fees and due diligence expenses) incurred in advising, structuring, drafting, reviewing, administering (including travel, meals, and lodging), syndicating (including reasonable costs and expenses relative to the rating of the Term Loan, CUSIP, DXSyndicate™, SyndTrak or other communication costs incurred in connection with a syndication of the loan facilities), or amending, waiving, or modifying the Loan Documents, and (j) Agent’s and each Lender’s reasonable and documented costs and expenses (including reasonable and documented attorneys, accountants, consultants, and other advisors fees and expenses) incurred in terminating, enforcing (including attorneys, accountants, consultants, and other advisors fees and expenses incurred in connection with a “workout,” a “restructuring,” or an Insolvency Proceeding concerning any Loan Party or any of its Subsidiaries or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether a lawsuit or other adverse proceeding is brought, or in taking any enforcement action or any Remedial Action with respect to the Collateral (provided, that the fees and expenses of counsel that shall constitute Lender Group Expenses shall in any event be limited to one primary counsel to Agent and one primary counsel to the Lenders, one local counsel to Agent in each reasonably necessary jurisdiction, one specialty counsel to Agent in each reasonably necessary specialty area (including insolvency law), and one or more additional counsel to Lenders if one or more conflicts of interest arise). “Lender Group Representatives” has the meaning specified therefor in Section 17.9 of this Agreement. “Lender-Related Person” means, with respect to any Lender, such Lender, together with such Lender’s Affiliates, officers, directors, employees, attorneys, and agents. “Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, easement, lien (statutory or other), security interest, or other security arrangement and any other preference, priority, or preferential arrangement of any kind or nature DB1/ 133650928.13 35 whatsoever, including any conditional sale contract or other title retention agreement, the interest of a lessor under a Capital Lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing. “Line Cap” means, as of any date of determination, the lesser of (a) the aggregate outstanding principal amount of the Term Loan at such time and (b) the Aggregate Borrowing Base as of such date of determination. “Loan” means the Term Loan made (or to be made) hereunder. “Loan Account” has the meaning specified therefor in Section 2.9 of this Agreement. “Loan Documents” means this Agreement, the Control Agreements, the Copyright Security Agreement, any Borrowing Base Certificate, the Credit Card Notifications, the Fee Letter, the Guaranty and Security Agreement, the Intercompany Subordination Agreement, the Mortgages, the Pacific Direct Collateral Assignment, the Patent Security Agreement, the Trademark Security Agreement, the Canadian Guaranty and Security Agreement, the Intercreditor Agreement, the Inventory Letter Agreement, any note or notes executed by Borrowers in connection with this Agreement and payable to any member of the Lender Group, and any other instrument or agreement entered into, now or in the future, by any Loan Party or any of its Subsidiaries and any member of the Lender Group in connection with this Agreement. “Loan Party” means any Borrower or any Guarantor. “Margin Stock” as defined in Regulation U of the Board of Governors as in effect from time to time. “Material Adverse Effect” means (a) a material adverse effect in the business, operations, results of operations, assets, liabilities or financial condition of the Loan Parties and their Subsidiaries, taken as a whole, (b) a material impairment of the Loan Parties’ and their Subsidiaries’ ability, taken as a whole, to perform their obligations under the Loan Documents to which they are parties or of the Lender Group’s ability to enforce the Obligations or realize upon the Collateral (other than as a result of as a result of an action taken or not taken that is solely in the control of Agent), or (c) a material impairment of the enforceability or priority of Agent’s Liens with respect to all or a material portion of the Collateral. “Material Contract” means, with respect to any Person, (a) the Pacific Direct License Agreement and (b) all other contracts or agreements the loss of which could reasonably be expected to result in a Material Adverse Effect other than the Loan Documents. “Material Customers” means, collectively, the Persons set forth on Schedule 4.20 to this Agreement. “Maturity Date” means earlier of (a) October 29, 2026 and (b) the “Maturity Date” under the ABL Credit Agreement. “Moody’s” has the meaning specified therefor in the definition of Cash Equivalents. “Mortgages” means, individually and collectively, one or more mortgages, charges, deeds of trust, deeds to secure debt, deeds of hypothec, or debentures executed and delivered by a Loan Party or one of its Subsidiaries in favor of Agent, in form and substance reasonably satisfactory to Agent, that encumber the Real Property Collateral.

DB1/ 133650928.13 36 “Multiemployer Plan” means any multiemployer plan within the meaning of Section 3(37) or 4001(a)(3) of ERISA with respect to which any Loan Party or ERISA Affiliate has an obligation to contribute or has any liability, contingent or otherwise or could be assessed withdrawal liability assuming a complete withdrawal from any such multiemployer plan. “Nautilus Dutch” means Nautilus Fitness International, B.V., a company with limited liability organized under the laws of the Netherlands and a wholly-owned Subsidiary of Nautilus. “Nautilus Dutch Reserve” means $1,000,000 and if Nautilus Dutch is not joined as a Loan Party in accordance with Section 5.13 on or prior to January 15, 2023, such amount shall increase on January 15, 2023 and every fourteen (14) days thereafter by $500,000 until Nautilus Dutch is joined as a Loan Party and satisfies the requirements set forth in Section 5.13(a); provided, however, the amount of the Nautilus Dutch Reserve shall not exceed $4,000,000 in the aggregate, and upon Nautilus Dutch joining as a Loan Party and satisfying the requirements set forth in Section 5.13(a), the Nautilus Dutch Reserve shall automatically be reduced to $0. “Nautilus Fitness Equipments” means Nautilus (Shanghai) Fitness Equipments Co., Ltd., a company with limited liability organized under the law of the People’s Republic of China and a wholly- owned Subsidiary of Nautilus. “Nautilus Shanghai Fitness” means Nautilus (Shanghai) Fitness Co., Ltd., a company with limited liability organized under the law of the People’s Republic of China and a wholly-owned Subsidiary of Nautilus. “Nautilus Swiss” means Nautilus Switzerland AG, a company organized under the laws of Switzerland and a wholly-owned Subsidiary of Nautilus. “Net Cash Proceeds” means: (a) with respect to any sale or disposition by any Loan Party or any of its Subsidiaries of assets, the amount of cash proceeds received (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of such Loan Party or such Subsidiary, in connection therewith after deducting therefrom only (i) the amount of any Indebtedness secured by any Permitted Lien on any asset (other than (A) Indebtedness owing to Agent or any Lender under this Agreement or the other Loan Documents and (B) Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection with such sale or disposition, (ii) reasonable fees, commissions, and expenses related thereto and required to be paid by such Loan Party or such Subsidiary in connection with such sale or disposition, (iii) Taxes paid or payable to any taxing authorities by such Loan Party or such Subsidiary in connection with such sale or disposition, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid or payable to a Person that is not an Affiliate of any Loan Party or any of its Subsidiaries, and are properly attributable to such transaction, and (iv) all amounts that are set aside as a reserve (A) for adjustments in respect of the purchase price of such assets, (B) for any liabilities associated with such sale or casualty, to the extent such reserve is required by GAAP, and (C) for the payment of unassumed liabilities relating to the assets sold or otherwise disposed of at the time of, or within 30 days after, the date of such sale or other disposition, to the extent that in each case the funds described above in this clause (iv) are (x) deposited into escrow with a third party escrow agent or set aside in a separate Deposit Account that is subject to a Control Agreement in favor of Agent, and (y) paid to Agent as a prepayment of the applicable Obligations in accordance with Section 2.4(e) of this Agreement at such time when such amounts are no longer required to be set aside as such a reserve; and DB1/ 133650928.13 37 (b) with respect to the issuance or incurrence of any Indebtedness by any Loan Party or any of its Subsidiaries, or the issuance by any Loan Party or any of its Subsidiaries of any Equity Interests, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of such Loan Party or such Subsidiary in connection with such issuance or incurrence, after deducting therefrom only (i) reasonable fees, commissions, and expenses related thereto and required to be paid by such Loan Party or such Subsidiary in connection with such issuance or incurrence, and (ii) taxes paid or payable to any taxing authorities by such Loan Party or such Subsidiary in connection with such issuance or incurrence, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid or payable to a Person that is not an Affiliate of any Loan Party or any of its Subsidiaries, and are properly attributable to such transaction. “Net Recovery Percentage” means, as of any date of determination, the percentage of the book value of Borrowers’ Inventory that is estimated to be recoverable in an orderly liquidation of such Inventory net of all associated costs and expenses of such liquidation, such percentage to be determined as to each category of Inventory and to be as specified in the most recent Acceptable Appraisal of Inventory. “Non-Consenting Lender” has the meaning specified therefor in Section 14.2(a) of this Agreement. “Non-Defaulting Lender” means each Lender other than a Defaulting Lender. “Notification Event” means (a) the occurrence of a “reportable event” described in Section 4043 of ERISA for which the 30-day notice requirement has not been waived by applicable regulations issued by the PBGC, (b) the withdrawal of any Loan Party or ERISA Affiliate from a Pension Plan during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA, (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination, under Section 4041 of ERISA, if the plan assets are not sufficient to pay all plan liabilities, (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC or any Pension Plan or Multiemployer Plan administrator, (e) any other event or condition that would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, (f) the imposition of a Lien pursuant to the IRC or ERISA in connection with any Pension Plan or the existence of any facts or circumstances that could reasonably be expected to result in the imposition of a Lien, (g) the partial or complete withdrawal of any Loan Party or ERISA Affiliate from a Multiemployer Plan (other than any withdrawal that would not constitute an Event of Default under Section 8.12 of this Agreement), (h) any event or condition that results in the insolvency of a Multiemployer Plan under Sections of ERISA, (i) any event or condition that results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate or to appoint a trustee to administer a Multiemployer Plan under ERISA, (j) any Pension Plan being determined to be in “at risk status” within the meaning of IRC Section 430(i), (k) any Multiemployer Plan being determined to be in “endangered status” or “critical status” within the meaning of IRC Section 432(b) or the written determination that any Multiemployer Plan is or is expected to be insolvent within the meaning of Title IV of ERISA, (l) with respect to any Pension Plan, any Loan Party or ERISA Affiliate incurring a substantial cessation of operations within the meaning of ERISA Section 4062(e), (m) an “accumulated funding deficiency” within the meaning of the IRC or ERISA (including Section 412 of the IRC or Section 302 of ERISA) or the failure of any Pension Plan or Multiemployer Plan to meet the minimum funding standards within the meaning of the IRC or ERISA (including Section 412 of the IRC or Section 302 of ERISA), in each case, whether or not waived, (n) the filing of an application for a waiver of the minimum funding standards within the meaning of the IRC or ERISA (including Section 412 of the IRC or Section 302 of ERISA) with respect to any Pension Plan or Multiemployer Plan, (o) the failure to make by its due date a required payment or contribution with respect to any Pension Plan or Multiemployer Plan, (p) any event that results in or could reasonably be expected to

DB1/ 133650928.13 38 result in a liability by a Loan Party pursuant to Title I of ERISA or the excise tax provisions of the IRC relating to Employee Benefit Plans or any event that results in or could reasonably be expected to result in a liability to any Loan Party or ERISA Affiliate pursuant to Title IV of ERISA or Section 401(a)(29) of the IRC, or (q) any of the foregoing is reasonably likely to occur in the following 30 days; provided, that in each of above clauses (a) through (q), it either individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect. “Obligations” means all loans (including the Term Loan), debts, principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), obligations (including indemnification obligations), fees (including the fees (including, without limitation, the Early Termination Premium) provided for in the Fee Letter), Lender Group Expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), guaranties, and all covenants and duties of any other kind and description owing by any Loan Party arising out of, under, pursuant to, in connection with, or evidenced by this Agreement or any of the other Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all other expenses or other amounts that any Loan Party is required to pay or reimburse by the Loan Documents or by law or otherwise in connection with the Loan Documents; provided that, anything to the contrary contained in the foregoing notwithstanding, the Obligations shall exclude any Excluded Swap Obligation. Without limiting the generality of the foregoing, the Obligations of Borrowers under the Loan Documents include the obligation to pay (i) the principal of the Term Loan, (ii) interest accrued on the Term Loan, (iii) Lender Group Expenses, (iv) fees payable under this Agreement or any of the other Loan Documents, and (v) indemnities and other amounts payable by any Loan Party under any Loan Document. Any reference in this Agreement or in the Loan Documents to the Obligations shall include all or any portion thereof and any extensions, modifications, renewals, or alterations thereof, both prior and subsequent to any Insolvency Proceeding. “OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury. “Originating Lender” has the meaning specified therefor in Section 13.1(e) of this Agreement. “Other Taxes” means all present or future stamp, court, excise, value added, or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document. “Pacific Direct” means Pacific Direct, LLC, a Delaware limited liability company. “Pacific Direct Collateral Assignment” means that certain Collateral Assignment (including any and all supplements thereto), dated as of the date hereof, by and among Nautilus, Pacific Direct, and Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time. “Pacific Direct License Agreement” means that certain Trademark License Agreement, dated as of September 20, 2001, by and among Nautilus, Pacific Direct, and Schwinn Acquisition LLC, a Delaware limited liability company, as the same may be amended, restated, supplemented or otherwise modified from time to time as permitted pursuant to the terms of the Pacific Direct Collateral Assignment. “Participant” has the meaning specified therefor in Section 13.1(e) of this Agreement. “Participant Register” has the meaning set forth in Section 13.1(i) of this Agreement. DB1/ 133650928.13 39 “Patent Security Agreement” has the meaning specified therefor in the Guaranty and Security Agreement. “Patriot Act” has the meaning specified therefor in Section 4.13 of this Agreement. “Payment Recipient” has the meaning specified therefor in Section 17.16 of this Agreement. “PBGC” means the Pension Benefit Guaranty Corporation or any successor agency. “Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV or Section 302 of ERISA or Sections 412 or 430 of the Code sponsored, maintained, or contributed to by any Loan Party or ERISA Affiliate or to which any Loan Party or ERISA Affiliate has any liability, contingent or otherwise. “Perfection Certificate” means a certificate in the form of Exhibit P-1 to this Agreement. “Permitted Discretion” means a determination made in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment. “Permitted Dispositions” means: (a) sales, abandonment, or other dispositions of Equipment that is substantially worn, damaged, or obsolete or no longer used or useful in the ordinary course of business and leases or subleases of Real Property not useful in the conduct of the business of the Loan Parties and their Subsidiaries, (b) sales of Inventory to buyers in the ordinary course of business, (c) the use or transfer of money or Cash Equivalents and Permitted Policy Investments in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents, (d) the licensing, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business, (e) the granting of Permitted Liens, (f) the sale or discount, in each case without recourse, of accounts receivable (other than Eligible Accounts and Eligible Credit Card Receivables) arising in the ordinary course of business, but only in connection with the compromise or collection thereof, (g) any involuntary loss, damage or destruction of property, (h) any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property, (i) the leasing or subleasing of Real Property of any Loan Party or its Subsidiaries in the ordinary course of business, (j) the sale or issuance of Equity Interests (other than Disqualified Equity Interests) of Administrative Borrower, (k) (i) the lapse of registered patents, trademarks, copyrights and other intellectual property of any Loan Party or any of its Subsidiaries to the extent not economically desirable in the conduct

DB1/ 133650928.13 40 of its business, or (ii) the abandonment of patents, trademarks, copyrights, or other intellectual property rights in the ordinary course of business so long as (in each case under clauses (i) and (ii)), (A) with respect to copyrights, such copyrights are not material revenue generating copyrights, and (B) such lapse is not materially adverse to the interests of the Lender Group, (l) the making of Restricted Payments that are expressly permitted to be made pursuant to this Agreement, (m) the making of Permitted Investments, (n) sales, transfers or other dispositions of assets (i) from a Borrower to another Borrower, (ii) subject to clause (o) of the definition of “Permitted Investments”, from any Loan Party or any of its Subsidiaries (other than any Borrower) to a Loan Party, and (iii) from any Subsidiary of any Loan Party that is not a Loan Party to any other Subsidiary of any Loan Party; provided that (x) such sales, transfers and Dispositions from any Domestic Loan Party to any Canadian Loan Party shall not be made in violation of the Inventory Letter Agreement and shall be made only in the ordinary course of business consistent with the past practices of the Loan Parties and (y) no such sales, transfers and Dispositions shall be made from a Loan Party or any of its Subsidiaries to any Immaterial Subsidiary, (o) dispositions of Equipment or Real Property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property, or (ii) the proceeds of such disposition are promptly applied to the purchase price of such replacement property; provided, that to the extent the property being transferred constitutes Collateral, such replacement property shall constitute Collateral, (p) [reserved], (q) dispositions of property pursuant to a Sale–Leaseback that (i) is made for cash consideration in an amount not less than the fair market value of such fixed or capital asset and is consummated within 90 days after such Loan Party or such Subsidiary acquires or completes the construction of such fixed or capital asset, and (ii) the aggregate fair market value of all assets disposed of pursuant to this clause (q) would not exceed $500,000, and (r) sales or dispositions of fixed assets (including intangible property related to such fixed assets) not otherwise permitted in clauses (a) through (q) above so long as made at fair market value and the aggregate fair market value of all assets disposed of in fiscal year (including the proposed disposition) would not exceed $2,000,000; provided, that if, as of any date of determination, sales or dispositions by the Loan Parties during the period of time from the first day of the month in which such date of determination occurs until such date of determination, either individually or in the aggregate, involve $500,000 or more of assets included in a Borrowing Base and/or the ABL Borrowing Base (based on the fair market value of the assets so disposed) (the “Threshold Amount”), then Borrowers shall have, prior to consummation of the sale or disposition that causes the assets included in a Borrowing Base and/or the ABL Borrowing Base that are disposed of during such period to exceed the Threshold Amount, delivered to Agent updated Borrowing Base Certificates that reflects the removal of the applicable assets from the applicable Borrowing Base and/or the ABL Borrowing Base. Notwithstanding anything to the contrary contained in this definition, (A) except as provided in clause (d), (k) or (n) above, no Borrower Intellectual Property shall be the subject of any transfer, sale or disposition (in each case, pursuant to a Disposition, a Permitted Investment, a Permitted Lien or otherwise) to any non-Loan Party or (B) no other asset included in the determination of any Borrowing Base or any ABL Borrowing Base (other than Dispositions described in clause (d), (k) or (n) DB1/ 133650928.13 41 above) shall be the subject of any transfer, sale or disposition (in each case, pursuant to a Disposition, a Permitted Investment, a Permitted Lien or otherwise) to any non-Loan Party in compliance with this definition above unless before and after giving effect to any such Disposition, no Event of Default shall have occurred and be continuing and, at least three (3) Business Days prior to the consummation of such Disposition, the Administrative Borrower shall have delivered to the Agent updated Borrowing Base Certificates excluding the assets subject to such Disposition from the calculations thereunder. “Permitted Indebtedness” means: (a) Indebtedness in respect of the Obligations, (b) Indebtedness as of the Closing Date set forth on Schedule 4.14 to this Agreement and any Refinancing Indebtedness in respect of such Indebtedness, (c) (i) Permitted Purchase Money Indebtedness, (ii) Indebtedness (other than Indebtedness for borrowed money) arising out of Sale–Leaseback permitted under clause (q) of the definition of Permitted Dispositions, and (iii) any Refinancing Indebtedness in respect of any such Indebtedness under the immediately preceding clauses (i) and (ii), (d) Indebtedness arising in connection with the endorsement of instruments or other payment items for deposit, (e) Indebtedness consisting of (i) unsecured guarantees incurred in the ordinary course of business with respect to surety and appeal bonds, performance bonds, bid bonds, appeal bonds, completion guarantee and similar obligations; (ii) unsecured guarantees arising with respect to customary indemnification obligations to purchasers in connection with Permitted Dispositions; and (iii) unsecured guarantees with respect to Indebtedness of any Loan Party or one of its Subsidiaries, to the extent that the Person that is obligated under such guaranty could have incurred such underlying Indebtedness, (f) [reserved], (g) [reserved], (h) Indebtedness incurred in the ordinary course of business under performance, bid, surety, statutory, or appeal bonds, (i) Indebtedness owed to any Person providing worker’s compensation, health, disability, or other employee benefits or property, casualty, liability, or other insurance to any Loan Party or any of its Subsidiaries, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the year in which such Indebtedness is incurred and such Indebtedness is outstanding only during such year, (j) the incurrence by any Loan Party or its Subsidiaries of Indebtedness under Hedge Agreements that is incurred for the bona fide purpose of hedging the interest rate, commodity, or foreign currency risks associated with such Loan Party’s or such Subsidiary’s operations and not for speculative purposes, (k) Indebtedness incurred in the ordinary course of business in respect of credit cards, credit card processing services, debit cards, stored value cards, commercial cards (including so-called “purchase cards”, “procurement cards” or “p-cards”), or Cash Management Services (as defined in the ABL Credit Agreement as in effect on the date hereof),

DB1/ 133650928.13 42 (l) unsecured Indebtedness of any Loan Party owing to employees, former employees, former officers, directors, or former directors (or any spouses, ex-spouses, or estates of any of the foregoing) incurred in connection with the repurchase or redemption by such Loan Party of the Equity Interests of Administrative Borrower that has been issued to such Persons as of the Closing Date, so long as (i) no Default or Event of Default has occurred and is continuing or would result from the incurrence of such Indebtedness, (ii) the aggregate amount of all such Indebtedness outstanding at any one time does not exceed $100,000, and (iii) such Indebtedness is subordinated in right of payment to the Obligations on terms and conditions reasonably acceptable to Agent, (m) contingent liabilities in respect of any indemnification obligation, adjustment of purchase price, non-compete, or similar obligation of any Loan Party incurred in connection with the consummation of one or more Acquisition, (n) Indebtedness comprising Permitted Investments, (o) unsecured Indebtedness incurred in respect of netting services, overdraft protection, and other like services, in each case, incurred in the ordinary course of business and “Cash Management Services” under and as defined in the ABL Credit Agreement as in effect on the date hereof, (p) [reserved], (q) Indebtedness in an aggregate outstanding principal amount not to exceed $1,000,000 at any time outstanding for all Subsidiaries of each Loan Party that are CFCs; provided, that such Indebtedness is not directly or indirectly recourse to any of the Loan Parties or of their respective assets, (r) accrual of interest, accretion or amortization of original issue discount, or the payment of interest in kind, in each case, on Indebtedness that otherwise constitutes Permitted Indebtedness, (s) any other unsecured Indebtedness incurred by any Loan Party or any of its Subsidiaries in an aggregate outstanding amount not to exceed $5,000,000 at any one time, and (t) the ABL Obligations incurred pursuant to the ABL Loan Documents; provided that the maximum principal amount of the ABL Obligations will not exceed the Maximum ABL Facility Amount (as defined in the Intercreditor Agreement as in effect on the date hereof). “Permitted Intercompany Advances” means loans made by (a) subject to clause (o) of the definition of “Permitted Investments”, a Loan Party to another Loan Party, (b) a Subsidiary of a Loan Party that is not a Loan Party to another Subsidiary of a Loan Party that is not a Loan Party, (c) a Subsidiary of a Loan Party that is not a Loan Party to a Loan Party, so long as the parties thereto are party to the Intercompany Subordination Agreement, or (d) a Loan Party to a Subsidiary of a Loan Party that is not a Loan Party so long as, solely for purposes of this clause (d), (i) the aggregate amount of all such loans (by type, not by the borrower) does not exceed $2,500,000 outstanding at any one time, (ii) at the time of the making of such loan, no Event of Default has occurred and is continuing or would result therefrom and (iii) Borrowers have ABL Availability of $40,000,000 or greater immediately after giving effect to each such loan. “Permitted Investments” means: (a) Investments in cash and Cash Equivalents, DB1/ 133650928.13 43 (b) Investments in negotiable instruments deposited or to be deposited for collection in the ordinary course of business, (c) advances made in connection with purchases of goods or services in the ordinary course of business, (d) Investments received in settlement of amounts due to any Loan Party or any of its Subsidiaries effected in the ordinary course of business or owing to any Loan Party or any of its Subsidiaries as a result of Insolvency Proceedings involving an account debtor or upon the foreclosure or enforcement of any Lien in favor of a Loan Party or its Subsidiaries, (e) Investments owned by any Loan Party or any of its Subsidiaries on the Closing Date and set forth on Schedule P-1 to this Agreement, (f) guarantees permitted under the definition of Permitted Indebtedness, (g) Permitted Intercompany Advances, (h) Equity Interests or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to a Loan Party or its Subsidiaries (in bankruptcy of customers or suppliers or otherwise outside the ordinary course of business) or as security for any such Indebtedness or claims, (i) deposits of cash made in the ordinary course of business to secure performance of operating leases, (j) (i) non-cash loans and advances to employees, officers, and directors of a Loan Party or any of its Subsidiaries for the purpose of purchasing Equity Interests in Administrative Borrower so long as the proceeds of such loans are used in their entirety to purchase such Equity Interests in Administrative Borrower, and (ii) loans and advances to employees and officers of a Loan Party or any of its Subsidiaries in the ordinary course of business for any other business purpose and in an aggregate amount not to exceed $250,000 at any one time, (k) [reserved], (l) Investments in the form of capital contributions and the acquisition of Equity Interests made by any Loan Party in any other Loan Party (other than capital contributions to or the acquisition of Equity Interests of Administrative Borrower), (m) Investments resulting from entering into agreements relative to obligations permitted under clause (j) of the definition of Permitted Indebtedness, (n) equity Investments by any Loan Party in any Subsidiary of such Loan Party which is required by law to maintain a minimum net capital requirement or as may be otherwise required by applicable law, (o) so long as no Cash Dominion Event has occurred and is continuing or would result therefrom, Special Foreign Subsidiary Investments; provided, however, if a Cash Dominion Event has occurred and is continuing but no Event of Default has occurred and is continuing or would result therefrom, Special Foreign Subsidiary Investments may be made in any month solely for the purpose of funding payroll and/or rent of Nautilus Swiss and/or Nautilus Fitness Equipments, as the case may be, in an aggregate

DB1/ 133650928.13 44 amount not to exceed $850,000 in the ordinary course of business and consistent with past practices; provided, further, from and after the date an Event of Default has occurred and remains continuing or would result therefrom, no Special Foreign Subsidiary Investments may be made. For the avoidance of doubt, the restrictions set forth in this clause (o) shall not apply with respect to Special Foreign Subsidiary Investments from and after the date Nautilus Swiss and Nautilus Fitness Equipments are joined as Loan Parties in accordance with the terms hereof, but until the Discharge of ABL Obligations, such Special Foreign Subsidiary Investments shall continue to be subject to the restrictions set forth in the ABL Credit Agreement, (p) Permitted Policy Investments, and (q) so long as no Event of Default has occurred and is continuing or would result therefrom, any other Investments in an aggregate amount not to exceed $5,000,000 during the term of this Agreement. Notwithstanding anything to the contrary contained in this definition, other than Investments constituting Permitted Dispositions of the type described in clauses (d) and (n) of the definition thereof, (A) no Borrower Intellectual Property shall be the subject of any Investment in any non-Loan Party to any non- Loan Party or (B) no other asset included in the determination of any Borrowing Base or any ABL Borrowing Base shall be the subject of any Investment to any non-Loan Party in compliance with this definition above unless before and after giving effect to any such Disposition, no Event of Default shall have occurred and be continuing and, at least three (3) Business Days prior to the consummation of such Disposition, the Administrative Borrower shall have delivered to the Agent updated Borrowing Base Certificates excluding the assets subject to such Investment from the calculations thereunder. Notwithstanding anything to the contrary contained herein, other than Investments permitted pursuant to clause (e), no Loan Party shall, nor permit any of its Subsidiaries to, make any Investments in any Immaterial Subsidiary. “Permitted Liens” means: (a) Liens granted to, or for the benefit of, Agent to secure the Obligations, (b) Liens for unpaid taxes, assessments, or other governmental charges or levies that either (i) are not yet delinquent, or (ii) do not have priority over Agent’s Liens and the underlying taxes, assessments, or charges or levies are the subject of Permitted Protests, (c) judgment Liens arising solely as a result of the existence of judgments, orders, or awards that do not constitute an Event of Default under Section 8.3 of this Agreement, (d) Liens set forth on Schedule P-2 to this Agreement; provided, that to qualify as a Permitted Lien, any such Lien described on Schedule P-2 to this Agreement shall only secure the Indebtedness that it secures on the Closing Date and any Refinancing Indebtedness in respect thereof, (e) the interests of lessors under operating leases and non-exclusive licensors under license agreements, (f) purchase money Liens on fixed assets or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness and so long as (i) such Lien attaches only to the fixed asset purchased or acquired and the proceeds thereof, and (ii) DB1/ 133650928.13 45 such Lien only secures the Indebtedness that was incurred to acquire the fixed asset purchased or acquired or any Refinancing Indebtedness in respect thereof, (g) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests, (h) Liens on amounts deposited to secure any Borrower’s and its Subsidiaries’ obligations in connection with worker’s compensation or other unemployment insurance, (i) Liens on amounts deposited to secure any Borrower’s and its Subsidiaries’ obligations in connection with the making or entering into of bids, tenders, or leases in the ordinary course of business and not in connection with the borrowing of money, (j) Liens on amounts deposited to secure any Borrower’s and its Subsidiaries’ reimbursement obligations with respect to surety or appeal bonds obtained in the ordinary course of business, (k) with respect to any Real Property, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof, (l) to the extent constituting a Lien, non-exclusive licenses of patents, trademarks, copyrights and other intellectual property rights to the extent permitted pursuant to clause (d) of the definition of “Permitted Disposition”, (m) Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is the subject of permitted Refinancing Indebtedness and so long as the replacement Liens only encumber those assets that secured the original Indebtedness, (n) rights of setoff or bankers’ liens upon deposits of funds in favor of banks or other depository institutions, solely to the extent incurred in connection with the maintenance of such Deposit Accounts in the ordinary course of business, (o) Liens granted in the ordinary course of business on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent the financing is permitted under the definition of Permitted Indebtedness, (p) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods, (q) [reserved], (r) [reserved], (s) Liens or rights of setoff against credit balances of Borrowers with Credit Card Issuers or Credit Card Processors or amounts owing by such Credit Card Issuers or Credit Card Processors to Borrowers in the ordinary course of business, but not Liens on or rights of setoff against any other property or assets of Borrowers, pursuant to the Credit Card Agreements to secure the obligations of Borrowers to the Credit Card Issuers or Credit Card Processors as a result of fees and chargebacks,

DB1/ 133650928.13 46 (t) Liens arising out of Sale–Leaseback permitted under clause (q) of the definition of Permitted Dispositions, (u) other Liens which do not secure Indebtedness for borrowed money or letters of credit and as to which the aggregate amount of the obligations secured thereby does not exceed $1,000,000, and (v) Liens in favor of the ABL Agent securing ABL Obligations subject in all respect to, and to the extent such Liens comply with, the Intercreditor Agreement; provided that any such Liens on any Term Priority Collateral are junior to the Liens on the Term Priority Collateral securing the Obligations. “Permitted Policy Investments” means Investments permitted in accordance with Administrative Borrower’s investment policy delivered to Agent prior to the Closing Date and adopted by the Board of Directors of Administrative Borrower as in effect as of the Closing Date or as otherwise updated from time to time in consultation with Agent and otherwise reasonably satisfactory to Agent. “Permitted Protest” means the right of any Loan Party or any of its Subsidiaries to protest any Lien (other than any Lien that secures the Obligations), Taxes (other than payroll Taxes or Taxes that are the subject of a United States federal tax lien), or rental payment; provided, that (a) a reserve with respect to such obligation is established on such Loan Party’s or its Subsidiaries’ books and records in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by such Loan Party or its Subsidiary, as applicable, in good faith, and (c) Agent is reasonably satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity (unless Agent has taken a Reserve (or has elected to not take a Reserve at a time that Borrowers have sufficient Availability therefor) for the amount of Tax or rental payment), or priority of any of Agent’s Liens. “Permitted Purchase Money Indebtedness” means, as of any date of determination, Indebtedness (other than the Obligations, but including Capitalized Lease Obligations), incurred after the Closing Date and at the time of, or within 20 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof, in an aggregate principal amount outstanding at any one time not in excess of $2,500,000. “Person” means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof. “PPSA” means the Personal Property Security Act (Ontario), including the regulations and minister’s orders made pursuant thereto, provided that if perfection or the effect of perfection or non- perfection or the priority of any Lien created hereunder or under any other Loan Document on the Collateral is governed by the personal property security legislation or other applicable legislation with respect to personal property security in effect in a jurisdiction in Canada other than the Province of Ontario, “PPSA” means the Personal Property Security Act or such other applicable legislation (including the Civil Code of Quebec and the regulations thereunder) in effect from time to time in such other jurisdiction in Canada for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. “Projections” means Borrowers’ forecasted (a) balance sheets, (b) profit and loss statements, and (c) cash flow statements, all prepared on a basis consistent with Borrowers’ historical financial statements, together with appropriate supporting details and a statement of underlying assumptions. DB1/ 133650928.13 47 “Pro Rata Share” means, as of any date of determination: (a) with respect to a Lender’s obligation to make all or a portion of the Term Loan, with respect to such Lender’s right to receive payments of interest, fees, and principal with respect to the Term Loan, and with respect to all other computations and other matters related to the Term Loan, the percentage obtained by dividing (i) the Term Loan of such Lender, by (ii) the aggregate amount of the Term Loan of all Lenders, (b) with respect to all other matters and for all other matters as to a particular Lender (including the indemnification obligations arising under Section 15.7 of this Agreement), the percentage obtained by dividing (i) the Term Loan of such Lender, by (ii) the aggregate amount of the Term Loan of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to Section 13.1. “Protective Advance” has the meaning specified therefor in Section 2.16. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D). “QFC Credit Support” has the meaning specified therefor in Section 17.15 of this Agreement. “Qualified Equity Interests” means and refers to any Equity Interests issued by Administrative Borrower (and not by one or more of its Subsidiaries) that is not a Disqualified Equity Interest. “Real Property” means any estates or interests in real property now owned or hereafter acquired by any Loan Party or one of its Subsidiaries and the improvements thereto. “Real Property Collateral” means any Real Property with a fair market value in excess of $500,000 hereafter acquired by any Loan Party or one of its Subsidiaries. “Receivable Reserves” means, as of any date of determination, Dilution Reserves and those other reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to Section 2.1(c), to establish and maintain with respect to the Eligible Accounts or the Eligible Credit Card Receivables. “Recipient” means any Lender and the Agent. “Record” means information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form. “Refinancing Indebtedness” means refinancings, renewals, or extensions of Indebtedness so long as: (a) such refinancings, renewals, or extensions do not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended, other than by the amount of premiums paid thereon and the fees and expenses incurred in connection therewith and by the amount of unfunded commitments with respect thereto, (b) such refinancings, renewals, or extensions do not result in a shortening of the final stated maturity or the average weighted maturity (measured as of the refinancing, renewal, or extension) of

DB1/ 133650928.13 48 the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions that, taken as a whole, are or could reasonably be expected to be materially adverse to the interests of the Lenders, (c) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension must include subordination terms and conditions that are at least as favorable to the Lender Group as those that were applicable to the refinanced, renewed, or extended Indebtedness, (d) the Indebtedness that is refinanced, renewed, or extended is not recourse to any Person that is liable on account of the Obligations other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended, (e) if the Indebtedness that is refinanced, renewed or extended was unsecured, such refinancing, renewal or extension shall be unsecured, and (f) if the Indebtedness that is refinanced, renewed, or extended was secured (i) such refinancing, renewal, or extension shall be secured by substantially the same or less collateral as secured such refinanced, renewed or extended Indebtedness on terms no less favorable to Agent or the Lender Group and (ii) the Liens securing such refinancing, renewal or extension shall not have a priority more senior than the Liens securing such Indebtedness that is refinanced, renewed or extended. “Register” has the meaning set forth in Section 13.1(h) of this Agreement. “Registered Loan” has the meaning set forth in Section 13.1(h) of this Agreement. “Related Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in loans and similar extensions of credit in the ordinary course and that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender, or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender. “Relevant Governmental Body” means the Board of Governors or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors or the Federal Reserve Bank of New York, or any successor thereto. “Remedial Action” means all actions taken to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, or in any way address Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a release or threatened release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) restore or reclaim natural resources or the environment, (d) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities, or (e) conduct any other actions with respect to Hazardous Materials required by Environmental Laws. “Replacement Lender” has the meaning specified therefor in Section 2.13(b) of this Agreement. “Report” has the meaning specified therefor in Section 15.16 of this Agreement. “Required Lenders” means, at any time, Lenders having or holding more than 50% of the aggregate amount of the Term Loan Exposure of all Lenders; provided, that (i) the Term Loan Exposure of any Defaulting Lender shall be disregarded in the determination of the Required Lenders, and (ii) at any time there are two or more Lenders (who are not Affiliates of one another or Defaulting Lenders), “Required Lenders” must include at least two Lenders (who are not Affiliates of one another). DB1/ 133650928.13 49 “Reserves” means, as of any date of determination, Inventory Reserves, Intellectual Property Reserves, Receivable Reserves, the Nautilus Dutch Reserve, and those other reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to Section 2.1(c), to establish and maintain (including reserves with respect to (a) sums that any Loan Party or its Subsidiaries are required to pay under any Section of this Agreement or any other Loan Document (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases, including, without limitation, ad valorem, real estate, personal property, sales, claims of the PBGC and other Taxes which may have priority over the interests of the Agent in the Term Priority Collateral) and has failed to pay, and (b) amounts owing by any Loan Party or its Subsidiaries to any Person to the extent secured by a Lien on, or trust over, any of the Collateral (other than a Permitted Lien), which Lien or trust, in the Permitted Discretion of Agent likely would have a priority superior to the Agent’s Liens (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the Collateral) with respect to the Aggregate Borrowing Base or any Borrowing Base; provided that “Reserves” shall be without duplication of any ABL Reserves. Without limiting the generality of the foregoing, Reserves may include (but are not limited to), without duplication, such reserves as the Agent from time to time determines in its Permitted Discretion as being appropriate based on: (i) Landlord Reserves in respect of locations where Term Priority Collateral is located; (ii) salaries, wages and benefits due to employees of any Borrower which may have priority over the interests of the Agent in the Term Priority Collateral; (iii) reasonably anticipated changes in the Appraised Value of Eligible IP between appraisals; (iv) the Intellectual Property Reserves and (vii) Canadian Priority Payables Reserves. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restricted Payment” means (a) any declaration or payment of any dividend or the making of any other payment or distribution, directly or indirectly, on account of Equity Interests issued by Administrative Borrower or any of its Subsidiaries (including any payment in connection with any merger, amalgamation or consolidation involving Administrative Borrower) or to the direct or indirect holders of Equity Interests issued by Administrative Borrower or any of its Subsidiaries in their capacity as such (other than dividends or distributions payable in Qualified Equity Interests issued by Administrative Borrower or any of its Subsidiaries, or (b) any purchase, redemption, making of any sinking fund or similar payment, or other acquisition or retirement for value (including in connection with any merger, amalgamation or consolidation involving Administrative Borrower) any Equity Interests issued by Administrative Borrower or any of its Subsidiaries, or (c) any making of any payment to retire, or to obtain the surrender of, any outstanding warrants, options, or other rights to acquire Equity Interests of Administrative Borrower now or hereafter outstanding. “Sale–Leaseback” means any transaction or series of related transactions pursuant to which Administrative Borrower or any of its Subsidiaries (a) disposes of any property, real or personal (other than Accounts, Credit Card Receivables, Inventory, or IP), used or useful in its business, whether now owned or hereafter acquired, and (b) as part of such transaction or such series of related transactions, thereafter rents or leases such property or other property that it intends to use for substantially the same purpose or purposes as the property so disposed of. “Sanctioned Entity” means (a) a country or territory or a government of a country or territory, (b) an agency of the government of a country or territory, (c) an organization directly or indirectly controlled by a country or territory or its government, or (d) a Person resident in or determined to be resident in a country or territory, in each case of clauses (a) through (d) that is a target of Sanctions, including a target of any country sanctions program administered and enforced by OFAC or the Government of Canada.

DB1/ 133650928.13 50 “Sanctioned Person” means, at any time (a) any Person named on the list of Specially Designated Nationals and Blocked Persons maintained by OFAC, OFAC’s consolidated Non-SDN list or any other Sanctions-related list maintained by any Governmental Authority (including the Government of Canada), (b) a Person or legal entity that is a target of Sanctions, (c) any Person operating, organized or resident in a Sanctioned Entity, or (d) any Person directly or indirectly owned or controlled (individually or in the aggregate) by or acting on behalf of any such Person or Persons described in clauses (a) through (c) above. “Sanctions” means individually and collectively, respectively, any and all economic sanctions, trade sanctions, financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes anti-terrorism laws and other sanctions laws, regulations or embargoes, including those imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by OFAC, the U.S. Department of State, the U.S. Department of Commerce, or through any existing or future executive order, (b) the United Nations Security Council, (c) the European Union or any European Union member state, (d) His Majesty’s Treasury of the United Kingdom, (e) the Government of Canada, or (f) any other Governmental Authority with jurisdiction over any member of Lender Group or any Loan Party or any of their respective Subsidiaries or Affiliates. “S&P” has the meaning specified therefor in the definition of Cash Equivalents. “SEC” means the United States Securities and Exchange Commission and any successor thereto. “Securities Account” means a securities account (as that term is defined in the Code). “Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor statute. “SLR” means Crystal Financial LLC d/b/a SLR Credit Solutions and/or any of its Affiliates from time to time party hereto as a Lender. “SOFR” means a rate equal to the secured overnight financing rate as administered by the Term SOFR Administrator. “SOFR Loan” means a Loan that bears interest at a rate determined by reference to Adjusted Term SOFR. “Solvent” means, with respect to any Person as of any date of determination, that (a) at fair valuations, the sum of such Person’s debts (including contingent liabilities) is less than all of such Person’s assets, (b) such Person is not engaged or about to engage in a business or transaction for which the remaining assets of such Person are unreasonably small in relation to the business or transaction or for which the property remaining with such Person is an unreasonably small capital, (c) such Person has not incurred and does not intend to incur, or reasonably believe that it will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise), (d) such Person is “solvent” or not “insolvent”, as applicable within the meaning given those terms and similar terms under applicable laws relating to fraudulent transfers and conveyances, and (e) as to any Canadian Loan Party, such Canadian Loan Party is not an “insolvent person” as defined in the Bankruptcy and Insolvency Act (Canada). For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5). DB1/ 133650928.13 51 “Special Foreign Subsidiary Investments” means any payments, advances, or other Investments made by any Loan Party to Nautilus Swiss and/or Nautilus Fitness Equipments in the ordinary course of business and consistent with past practices, whether pursuant to intercompany service agreements or otherwise, which permit Nautilus Swiss and/or Nautilus Fitness Equipments to fund (i) payroll, rent, and/or miscellaneous nominal travel and office expenses of Nautilus Swiss or Nautilus Fitness Equipments, as the case may be, in the ordinary course of business and consistent with past practices and/or (ii) fees as may be required to maintain the existence or effect the dissolution or liquidation of Nautilus Swiss and/or Nautilus Fitness Equipments or as otherwise required by applicable law. “Spare Parts Inventory Advance Rate” means (a) with respect to Domestic Borrowers, 10%; provided, however, from and after March 31, 2023, such advance rate shall automatically reduce by an amount equal to 0.625% on the last day of each calendar quarter until such advance rate equals 10% and (b) with respect to Canadian Borrowers, 90%; provided, however, from and after March 31, 2023, such advance rate shall automatically reduce by an amount equal to 0.625% on the last day of each calendar quarter until such advance rate equals 85%. “Springing Trigger Event” means if at any time ABL Availability is less than the greater of (i) 12.5% of the Combined Line Cap (excluding the effect, if any, of any Term Pushdown Reserve), and (ii) $11,000,000. “Spot Rate” means on any date, as determined by the Agent, the spot selling rate posted by Reuters on its website for the sale of the applicable currency for Dollars at approximately 11:00 a.m., New York City time, on such date; provided, that if, for any reason, no such spot rate is being quoted, the spot selling rate shall be determined by reference to such publicly available services for displaying exchange rates as may be reasonably selected by the Agent, or, in the event no such service is selected, such spot selling rate shall instead be the rate reasonably determined by the Agent as the spot rate of exchange in the market where its foreign currency exchange operations in respect of the applicable currency are then being conducted, at or about 11:00 a.m., New York City time, on the applicable date for the purchase of the relevant currency for delivery two Business Days later. “Subject Holder” has the meaning specified therefor in Section 2.4(e)(v) of this Agreement. “Subsidiary” of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the Equity Interests having ordinary voting power to elect a majority of the Board of Directors of such corporation, partnership, limited liability company, or other entity. “Supermajority Lenders” means, at any time, Lenders having or holding more than 66-2/3% of the aggregate amount of the Term Loan Exposure of all Lenders; provided, that (i) the Term Loan Exposure of any Defaulting Lender shall be disregarded in the determination of the Supermajority Lenders, and (ii) at any time there are two or more Lenders (who are not Affiliates of one another), “Supermajority Lenders” must include at least two Lenders (who are not Affiliates of one another or Defaulting Lenders). “Supported QFC” has the meaning specified therefor in Section 17.15 of this Agreement. “Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. “Tax Lender” has the meaning specified therefor in Section 14.2(a) of this Agreement.

DB1/ 133650928.13 52 “Taxes” means any taxes, levies, imposts, duties, fees, assessments, withholdings (including backup withholdings) or other fees or charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein, and all interest, penalties, additions to tax, or similar liabilities with respect thereto. “Term Loan” has the meaning specified therefor in Section 2.1 of this Agreement. “Term Loan Amount” means $30,000,000. “Term Loan Borrowing Base Certificate” means a certificate substantially in the form of Exhibit B-1 to this Agreement, which such form of the Term Loan Borrowing Base Certificate may be amended, restated, supplemented or otherwise modified from time to time (including without limitation, changes to the format thereof), as satisfactory to Agent in Agent’s Permitted Discretion. “Term Loan Exposure” means, with respect to any Lender, as of any date of determination (a) prior to the funding of the Term Loan, the amount of such Lender’s Commitment, and (b) after the funding of the Term Loan, the outstanding principal amount of the Term Loan held by such Lender. “Term Loan Priority Account” has the meaning set forth for such term in the Intercreditor Agreement. “Term Priority Collateral” has the meaning set forth for such term in the Intercreditor Agreement. “Term Pushdown Reserve” means, at any time, an amount equal to the greater of (a) $0 and (b) the amount, if any, by which the outstanding principal amount of the Term Loan (including, for the avoidance of doubt, any Additional Portion of the Term Loan) exceeds the Aggregate Borrowing Base. The Loan Parties hereby agree and acknowledge that the ABL Agent has agreed at all times to implement and maintain the Term Pushdown Reserve against the ABL Borrowing Base, as and when applicable. “Term SOFR” means for any Determination Date, the Term SOFR Reference Rate for a tenor of three (3) months on the day (such day, the “Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Determination Date, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator; provided that if Term SOFR as so determined shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor “Term SOFR Adjustment” means a percentage equal to 0.26161% per annum. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Trademark Security Agreement” has the meaning specified therefor in the Guaranty and Security Agreement. “Transfer” has the meaning specified therefor in Section 2.16. DB1/ 133650928.13 53 “Transfer Date” has the meaning specified therefor in Section 2.16. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment. “Unfinanced Capital Expenditures” means Capital Expenditures (a) not financed with the proceeds of any incurrence of Indebtedness (other than the incurrence of any ABL Revolving Loans or the Term Loan), the proceeds of any sale or issuance of Equity Interests or equity contributions, the proceeds of any asset sale (other than the sale of Inventory in the ordinary course of business) or any insurance proceeds, and (b) that are not reimbursed by a third person (excluding any Loan Party or any of its Affiliates) in the period such expenditures are made pursuant to a written agreement. “United States” means the United States of America. “U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable. “U.S. Special Resolution Regimes” has the meaning specified therefor in Section 17.15 of this Agreement. “US Octane Fitness” means US Octane Fitness Limited, a company organized under the laws of Hong Kong and a wholly-owned Subsidiary of Nautilus. “Voidable Transfer” has the meaning specified therefor in Section 17.8 of this Agreement. “Wells Fargo” means Wells Fargo Bank, National Association, a national banking association. “Withdrawal Liability” means liability with respect to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part 1 of Subtitle E of Title IV of ERISA. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

DB1/ 133650928.13 54 Notwithstanding anything to the contrary herein or in any other Loan Document, any reference to a defined term as defined in the ABL Credit Agreement or any other ABL Facility Document shall refer to the definition of such term as in effect on the date hereof (including with respect to any component definitions (or any sub-component definitions)), except with respect to any amendment or modification thereto (or to any component definitions (or any sub-component definitions)) that is permitted by this Agreement or the Intercreditor Agreement or is otherwise consented to by the Agent. 1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP; provided, that if Administrative Borrower notifies Agent that Borrowers request an amendment to any provision hereof to eliminate the effect of any Accounting Change occurring after the Closing Date or in the application thereof on the operation of such provision (or if Agent notifies Administrative Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such Accounting Change or in the application thereof, then Agent and Borrowers agree that they will negotiate in good faith amendments to the provisions of this Agreement that are directly affected by such Accounting Change with the intent of having the respective positions of the Lenders and Borrowers after such Accounting Change conform as nearly as possible to their respective positions immediately before such Accounting Change took effect and, until any such amendments have been agreed upon and agreed to by the Required Lenders, the provisions in this Agreement shall be calculated as if no such Accounting Change had occurred. When used herein, the term “financial statements” shall include the notes and schedules thereto. Whenever the term “Borrowers” is used in respect of a financial covenant or a related definition, it shall be understood to mean the Loan Parties and their Subsidiaries on a consolidated basis, unless the context clearly requires otherwise. Notwithstanding anything to the contrary contained herein, (a) all financial statements delivered hereunder shall be prepared, and all financial covenants contained herein shall be calculated, without giving effect to any election under the Statement of Financial Accounting Standards Board’s Accounting Standards Codification Topic 825 (or any similar accounting principle) permitting a Person to value its financial liabilities or Indebtedness at the fair value thereof, (b) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Financial Accounting Standards Board’s Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof, and (c) the term “unqualified opinion” as used herein to refer to opinions or reports provided by accountants shall mean an opinion or report that is (i) unqualified, and (ii) does not include any explanation, supplemental comment, or other comment concerning the ability of the applicable Person to continue as a going concern or concerning the scope of the audit. 1.3 Code and PPSA. Any terms used in this Agreement that are defined in the Code or the PPSA shall be construed and defined as set forth in the Code, or the PPSA, as applicable, unless otherwise defined herein; provided, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. 1.4 Construction. (a) Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and DB1/ 133650928.13 55 exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties. Any reference herein or in any other Loan Document to the satisfaction, repayment, or payment in full of the Obligations shall mean (a) the payment or repayment in full in immediately available funds of (i) the principal amount of, and interest accrued and unpaid with respect to, all outstanding Loans, together with the payment of any premium applicable to the repayment of the Loans, (ii) all Lender Group Expenses that have accrued and are unpaid regardless of whether demand has been made therefor, and (iii) all fees or charges that have accrued hereunder or under any other Loan Document and are unpaid, (b) [reserved], (c) [reserved], (d) the receipt by Agent of cash collateral in order to secure any other contingent Obligations for which a claim or demand for payment has been made on or prior to such time or in respect of matters or circumstances known to Agent or a Lender at such time that are reasonably expected to result in any loss, cost, damage, or expense (including attorneys’ fees and legal expenses), such cash collateral to be in such amount as Agent reasonably determines is appropriate to secure such contingent Obligations, and (e) the payment or repayment in full in immediately available funds of all other outstanding Obligations other than unasserted contingent indemnification Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record. (b) For purposes of any Collateral located in the Province of Quebec or charged by any hypothec and for all other purposes pursuant to which the interpretation or construction of this Agreement or any other Loan Document may be subject to the laws of the Province of Quebec or a court or tribunal exercising jurisdiction in the Province of Quebec, (i) “personal property” shall include “movable property”, (ii) “real property” shall include “immovable property”, (iii) “tangible property” shall include “corporeal property”, (iv) “intangible property” shall include “incorporeal property”, (v) “security interest”, “mortgage” and “lien” shall include a “hypothec”, “prior claim” and a “resolutory clause”, (vi) all references to filing, registering or recording under the UCC or PPSA shall include publication under the Civil Code of Quebec, (vii) all references to “perfection” of or “perfected” Liens shall include a reference to “opposable” or “set up” Liens as against third parties, (viii) any “right of offset”, “right of setoff” or similar expression shall include a “right of compensation”, (ix) “goods” shall include “corporeal movable property” other than chattel paper, documents of title, instruments, money and securities, (x) an “agent” shall include a “mandatary”, (xi) “construction liens” shall include “legal hypothecs in favour of persons having taken part in the construction or renovation of an immovable”, (xii) “joint and several” shall include solidary and “jointly and severally” shall include “solidarily”, (xiii) “gross negligence or willful misconduct” shall be deemed to be “intentional or gross fault”, (xiv) “beneficial ownership” shall include “ownership on behalf of another as mandatary”, (xv) “easement” shall include “servitude”, (xvi) “priority” shall include “prior claim” or rank, as applicable, (xvii) “survey” shall include “certificate of location and plan”, (xviii) “fee simple title” or “fee owned” shall include “absolute ownership” and “ownership” (including ownership under a right of superficies), (xix) “ground lease” shall include an “emphyteusis” or a “lease with a right of superficies”, as applicable, (xx) “account” and “accounts receivable” shall include “claims”, (xxi) “guarantee” and “guarantor” shall include “suretyship” and “surety”, respectively, (xxii) “foreclosure” shall include “the exercise of a hypothecary right of taking in payment”, (xxiii) “leasehold interest” shall include “rights resulting from a lease”, and (xxiv) “lease” shall include a “leasing contract (crédit-bail)”. The parties hereto confirm that it is their wish that this Agreement and any other document executed in connection with the transactions contemplated hereby be drawn up in the English language only and that all other documents contemplated hereunder or relating hereto, including notices, shall also be drawn up in the English language only. Les parties aux présentes confirment que c’est leur volonté que

DB1/ 133650928.13 56 cette convention et les autres documents de crédit soient rédigés en langue anglaise seulement et que tous les documents, y compris tous avis, envisagés par cette convention et les autres documents peuvent être rédigés en langue anglaise seulement. 1.5 Time References. Unless the context of this Agreement or any other Loan Document clearly requires otherwise, all references to time of day refer to Eastern standard time or Eastern daylight saving time, as in effect in Boston, Massachusetts, on such day. For purposes of the computation of a period of time from a specified date to a later specified date, unless otherwise expressly provided, the word “from” means “from and including” and the words “to” and “until” each means “to and including”; provided, that with respect to a computation of fees or interest payable to Agent or any Lender, such period shall in any event consist of at least one full day. 1.6 Schedules and Exhibits. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference. 1.7 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. 1.8 Rates. Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any then-current Benchmark or any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 2.12(a)(i), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark, prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to a Borrower. Agent may select information sources or services in its reasonable discretion to ascertain the Term SOFR Reference Rate, Adjusted Term SOFR, or Term SOFR, or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. 1.9 Exchange Rates; Excess Resulting for Exchange Rate Changes. (a) Unless stated otherwise, all calculations, comparisons, measurements or determinations under this Agreement shall be made in Dollars. For the purpose of such calculations, comparisons, measurements or determinations, amounts or proceeds denominated in other currencies shall be converted to the Equivalent Amount of Dollars on the date of calculation, comparison, measurement or determination. Unless expressly provided otherwise, where a reference is made to a Dollar amount, the DB1/ 133650928.13 57 amount is to be considered as the amount in Dollars and, therefore, each other currency shall be converted into the Equivalent Amount thereof in Dollars. (b) If at any time following one or more fluctuations in the exchange rate of any applicable currency against the Dollar, the aggregate outstanding principal balance of all Loans and Obligations then outstanding exceeds the aggregate amount of the Commitments, the Aggregate Borrowing Base or any other limitations hereunder based on Dollars, the Loan Parties shall, not later than the next Business Day, make the necessary payments or repayments to reduce such Obligations to an amount necessary to eliminate such excess. 2. LOANS AND TERMS OF PAYMENT. 2.1 Term Loan. (a) Subject to the terms and conditions set forth herein, on the Closing Date, each Lender shall make to the Borrowers a term loan in the principal amount equal to its pro rata share of Thirty Million Dollars ($30,000,000) (the “Term Loan”); provided that, in no event shall the Term Loan made by any Lender exceed the lesser of (i) the amount of such Lender’s Commitment or (ii) such Lender’s Pro Rata Share of the Borrowing Base (based upon the Term Loan Borrowing Base Certificate delivered by the Borrowers to the Agent on the Closing Date). The Term Loan is not a revolving credit facility and if repaid, may not be redrawn, and any repayments or prepayments of principal on a Term Loan shall permanently reduce such Term Loan. The Borrowers irrevocably authorize the Agent and the Lenders to disburse the proceeds of the Term Loan on the Closing Date in accordance with the terms of this Agreement, as set forth in the Flow of Funds Agreement. Upon the making of the Term Loan on the Closing Date, the Commitments shall be irrevocably terminated. (b) The outstanding unpaid principal balance and all accrued and unpaid interest on the Term Loan and all other Obligations shall be due and payable on the earlier of (i) the Maturity Date, and (ii) the date on which the Term Loan otherwise becomes due and payable pursuant to the terms of this Agreement. All principal of, interest on, and other amounts payable in respect of the Term Loan shall constitute Obligations hereunder. (c) Anything to the contrary in this Section 2.1 notwithstanding, Agent shall have the right (but not the obligation) at any time, in the exercise of its Permitted Discretion, to establish and increase or decrease Reserves and against each Borrowing Base and the Aggregate Borrowing Base; provided, that Agent shall notify Borrowers at the time any such Reserve in a material amount is to be established or increased, but a non-willful failure of Agent to so notify Borrowers shall not be a breach of this Agreement and shall not cause such establishment or increase of any such Reserve to be ineffective. The amount of any Reserve established by Agent, and any changes to the eligibility criteria set forth in the definitions of Eligible Accounts, Eligible Credit Card Receivables, Eligible Inventory, Eligible Finished Goods Inventory, Eligible Spare Parts Inventory, Eligible In-Transit Inventory, and Eligible IP, shall have a reasonable relationship to the event, condition, other circumstance, or fact that is the basis for such reserve or change in eligibility and shall not be duplicative of any other reserve established and currently maintained or eligibility criteria. Upon notice of or establishment or increase in Reserves, Agent agrees to make itself available to discuss the Reserve or increase, and Borrowers may take such action as may be required so that the event, condition, circumstance, or fact that is the basis for such Reserve or increase no longer exists, in a manner and to the extent reasonably satisfactory to Agent in the exercise of its Permitted Discretion. In no event shall such notice and opportunity limit the right of Agent to establish or change such Reserve, unless Agent shall have determined, in its Permitted Discretion, that the event, condition, other circumstance, or fact that was the basis for such Reserve or such change no longer exists or has otherwise been adequately addressed by Borrowers.

DB1/ 133650928.13 58 (d) The Loan Parties agree that the Term Pushdown Reserve shall be established, increased or decreased against the ABL Borrowing Base by the ABL Agent at all times that the Term Pushdown Reserve is greater than zero. 2.2 Protective Advances. (a) The Agent shall be authorized, in its discretion, at any time, after the occurrence of and during the continuation of an Event of Default to make loans, disbursements and advances (“Protective Advances”) to the Borrowers, on behalf of all Lenders, that the Agent, in its Permitted Discretion, deems are necessary or desirable (i) to preserve or protect any Collateral or the Loan Parties’ business operations, (ii) to enhance the collectability or repayment of the Obligations, or (iii) to pay any other amount chargeable to or required to be paid by the Loan Parties pursuant to the terms of this Agreement, including payments of principal, interest, fees, premiums (including, without limitation, any Early Termination Premium), reimbursable Lender Group Expenses and other sums payable under the Loan Documents; provided that the aggregate outstanding principal amount of such Protective Advances shall not exceed $4,000,000. All Protective Advances shall bear interest at the interest rate set forth in Section 2.6(c). All Protective Advances shall be Obligations secured by the Collateral and shall be payable by the Borrowers on demand by the Agent. Any funding of Protective Advances shall not constitute a waiver by the Agent or the Lenders of any Event of Default. In no event shall the Borrowers or any other Loan Party be deemed to be a beneficiary of this Section nor authorized to enforce any of its terms. For the avoidance of doubt, repayments of Protective Advances shall be without premium or penalty. (b) Upon the making of a Protective Advance by the Agent (whether before or after the occurrence of a Default or Event of Default), each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Agent without recourse or warranty, an undivided interest and participation in such Protective Advance in proportion to its Pro Rata Share of the Term Loan. Each Lender shall transfer (a “Transfer”) the amount of such Lender’s Pro Rata Share of the outstanding principal amount of the applicable Protective Advance with respect to such purchased interest and participation promptly when requested to the Agent, to such account of the Agent as the Agent may designate, but in any case not later than 3:00 p.m. (New York City time), on the Business Day notified (if notice is provided by the Agent prior to 12:00 p.m. (New York City time), and otherwise on the immediately following Business Day (the “Transfer Date”). Transfers may occur during the existence of a Default or Event of Default. If any such amount is not transferred to the Agent by any Lender on such Transfer Date, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon, for each day from and including the Transfer Date to but excluding the date of payment to the Agent, at the Federal Funds Rate. From and after the date, if any, on which any Lender is required to fund, and funds, its participation in any Protective Advance purchased hereunder, the Agent shall promptly distribute to such Lender, such Lender’s Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Agent in respect of such Protective Advance. 2.3 Notation; Independent Obligations. (a) Notation. Consistent with Section 13.1(h), Agent, as a non-fiduciary agent for Borrowers, shall maintain a register showing the principal amount and stated interest of the portion of the Term Loan owing to each Lender, and the interests therein of each Lender, from time to time and such register shall, absent manifest error, conclusively be presumed to be correct and accurate. (b) Independent Obligations. The Term Loan shall be made by the Lenders contemporaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make the Term Loan (or other extension of credit) hereunder, nor shall any Commitment of any Lender be increased or decreased DB1/ 133650928.13 59 as a result of any failure by any other Lender to perform its obligations hereunder, and (ii) no failure by any Lender to perform its obligations hereunder shall excuse any other Lender from its obligations hereunder. 2.4 Payments; Prepayments. (a) Payments by Borrowers. (i) Except as otherwise expressly provided herein, all payments by Borrowers shall be made to Agent’s Account for the account of the Lender Group and shall be made in immediately available funds, no later than 4:30 p.m. on the date specified herein; provided that, for the avoidance of doubt, any payments deposited into a Controlled Account (as defined in the Guaranty and Security Agreement or the Canadian Guaranty and Security Agreement, as applicable) shall be deemed not to be received by Agent on any Business Day unless immediately available funds have been credited to Agent’s Account prior to 4:30 p.m. on such Business Day. Any payment received by Agent in immediately available funds in Agent’s Account later than 4:30 p.m. shall be deemed to have been received (unless Agent, in its sole discretion, elects to credit it on the date received) on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day. (ii) Unless Agent receives notice from Borrowers prior to the date on which any payment is due to the Lenders that Borrowers will not make such payment in full as and when required, Agent may assume that Borrowers have made (or will make) such payment in full to Agent on such date in immediately available funds and Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent Borrowers do not make such payment in full to Agent on the date when due, each Lender severally shall repay to Agent on demand such amount distributed to such Lender, together with interest thereon at the default rate specified in Section 2.6(c) below for each day from the date such amount is distributed to such Lender until the date repaid. (b) Apportionment and Application. (i) So long as no Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, all principal and interest payments received by Agent shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Obligations to which such payments relate held by each Lender) and all payments of fees and expenses received by Agent (other than fees or expenses that are for Agent’s separate account) shall be apportioned ratably among the Lenders having a Pro Rata Share of the Obligation to which a particular fee or expense relates. (ii) Subject to Section 2.4(b)(v), Section 2.4(d), and Section 2.4(e), all payments to be made hereunder by Borrowers shall be remitted to Agent and all such payments, and all proceeds of Collateral received by Agent, shall be applied, so long as no Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, to reduce the balance of the Term Loan outstanding and, thereafter, to Borrowers (to be wired to the Designated Account) or such other Person entitled thereto under applicable law. (iii) At any time that an Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, all payments remitted to Agent and all proceeds of Collateral received by Agent shall be applied as follows:

DB1/ 133650928.13 60 (A) first, to payment of outstanding Protective Advances funded by the Agent, (B) second, to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to Agent under the Loan Documents, until paid in full, (C) third, to pay any fees or premiums then due to Agent under the Loan Documents, until paid in full, (D) fourth, ratably, to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to any of the Lenders under the Loan Documents, until paid in full, (E) fifth, ratably, to pay any fees or premiums then due to any of the Lenders under the Loan Documents, including, without limitation, the applicable Early Termination Premium, until paid in full, (F) sixth, ratably, to pay interest accrued in respect of the Term Loan, until paid in full, (G) seventh, ratably, to pay the principal of the Term Loan, until paid in full, (H) eighth, to pay any other Obligations other than Obligations owed to Defaulting Lenders, (I) ninth, ratably to pay any Obligations owed to Defaulting Lenders, and (J) tenth, to Borrowers (to be wired to the Designated Account) or such other Person entitled thereto under applicable law. (iv) Agent promptly shall distribute to each Lender, pursuant to the applicable wire instructions received from each Lender in writing, such funds as it may be entitled to receive. (v) In each instance, so long as no Application Event has occurred and is continuing, Section 2.4(b)(ii) shall not apply to any payment made by Borrowers to Agent and specified by Borrowers to be for the payment of specific Obligations then due and payable (or prepayable) under any provision of this Agreement or any other Loan Document. (vi) For purposes of Section 2.4(b)(iii), “paid in full” of a type of Obligation means payment in cash or immediately available funds of all amounts owing on account of such type of Obligation, including interest accrued after the commencement of any Insolvency Proceeding, default interest, interest on interest, and expense reimbursements, irrespective of whether any of the foregoing would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding. (vii) In the event of a direct conflict between the priority provisions of this Section 2.4 and any other provision contained in this Agreement or any other Loan Document, it is DB1/ 133650928.13 61 the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.4 shall control and govern. (c) Amortization. The Borrowers shall repay the Term Loan on the first day of each calendar quarter in quarterly amortization payments in the principal amount of $562,500, with the first such payment due on April 1, 2023. For the avoidance of doubt, scheduled principal and interest payments made on account of the Term Loan in accordance with the terms hereof shall be without premium or penalty. (d) Optional Prepayments. Borrowers may, upon at least five Business Days prior written notice to Agent, prepay the principal of the Term Loan, in whole or in part; provided that the Borrowers shall pay to the Lenders the Early Termination Premium, if applicable, on the amount prepaid concurrently with such prepayment. Each prepayment made pursuant to this Section 2.4(d) shall be accompanied by the payment of accrued interest to the date of such payment on the amount prepaid. Each such prepayment shall be applied against the remaining installments of principal due on the Term Loan in the inverse order of maturity (for the avoidance of doubt, any amount that is due and payable on the Maturity Date shall constitute an installment). (e) Mandatory Prepayments. Unless any amount described in clause (e)(iii) below, solely with respect to ABL Priority Collateral is required to reduce the ABL Obligations in accordance with the terms of the ABL Credit Agreement prior to the Discharge of ABL Obligations, and is actually applied to reduce the ABL Obligations in accordance with the terms of the ABL Credit Agreement (and otherwise subject to the terms of the Intercreditor Agreement): (i) Cash Dominion Event/Stoppage Notice. Unless otherwise agreed to by the Agent in its sole discretion, if a Cash Dominion Event has occurred and is continuing or a Stoppage Notice (as defined in the Inventory Letter Agreement) has been delivered by the ABL Agent to Agent, solely with respect to all collections and proceeds of Collateral in any Deposit Account that is a Term Loan Priority Account (including, without limitation, any Net Cash Proceeds of any voluntary or involuntary sale or disposition of any assets by Nautilus Canada), not later than one (1) Business Day following the date of receipt by any Loan Party or any of its subsidiaries of such proceeds, the Borrowers shall make a prepayment of the Term Loans in an amount equal to 100% of the proceeds then received. (ii) Aggregate Borrowing Base. If for any reason (other than on account of Protective Advances permitted to remain outstanding by the Agent), the outstanding principal amount of the Term Loan at any time exceeds the sum of (x) the Aggregate Borrowing Base and (y) the Term Pushdown Reserve maintained against the ABL Borrowing Base, the Borrower shall immediately prepay the Term Loan in an aggregate amount equal to such excess. (iii) Dispositions. Within one Business Day of the date of receipt by any Loan Party or any of its Subsidiaries of the Net Cash Proceeds of any voluntary or involuntary sale or disposition of assets (other than ABL Priority Collateral) of any Loan Party or any of its Subsidiaries (including Net Cash Proceeds of insurance or arising from casualty losses or condemnations and payments in lieu thereof, but excluding Net Cash Proceeds from sales or dispositions which qualify as Permitted Dispositions under clauses (a), (b), (c), (d), (e), (j), (k), (l), (m), (n), or (o) of the definition of Permitted Dispositions), Borrowers shall prepay the outstanding principal amount of the Obligations in accordance with Section 2.4(f) in an amount equal to 100% of such Net Cash Proceeds received by such Person in connection with such sales or dispositions; provided, that

DB1/ 133650928.13 62 (A) so long as (1) no Default or Event of Default shall have occurred and is continuing or would result therefrom, (2) Borrowers shall have given Agent prior written notice of Borrowers’ intention to apply such monies to the costs of replacement of the properties or assets that are the subject of such sale or disposition or the cost of purchase or construction of other assets useful in the business of such Loan Party or its Subsidiaries, (3) the monies are held in a Deposit Account in which Agent has a perfected first-priority security interest (other than Liens in favor of the ABL Agent and permitted pursuant to the terms of hereof and the Intercreditor Agreement, and (4) such Loan Party or its Subsidiary, as applicable, completes such replacement, purchase, or construction within 90 days after the initial receipt of such monies, then the Loan Party or such Loan Party’s Subsidiary whose assets were the subject of such disposition shall have the option to apply such monies to the costs of replacement of the assets that are the subject of such sale or disposition or the costs of purchase or construction of other assets useful in the business of such Loan Party or such Subsidiary unless and to the extent that such applicable period shall have expired without such replacement, purchase, or construction being made or completed, in which case, any amounts remaining in the Deposit Account referred to in clause (3) above shall be paid to Agent and applied in accordance with Section 2.4(f); provided that the foregoing shall not prohibit the Agent from issuing an Activation Instruction (as defined in the Guaranty and Security Agreement), initiating cash dominion or otherwise taking remedies with respect to such Deposit Account in accordance with the terms of the Loan Documents; provided further, that no Loan Party nor any of its Subsidiaries shall have the right to use such Net Cash Proceeds to make such replacements, purchases, or construction in excess of $2,500,000 in any given fiscal year; and (B) nothing contained in this Section 2.4(e)(iii) shall permit any Loan Party or any of its Subsidiaries to sell or otherwise dispose of any assets other than in accordance with Section 6.4. (iv) Extraordinary Receipts. Within one Business Day of the date of receipt by any Loan Party or any of its Subsidiaries of any Extraordinary Receipts, Borrowers shall prepay the outstanding principal amount of the Obligations in accordance with Section 2.4(f) in an amount equal to 100% of such Extraordinary Receipts, net of any reasonable expenses incurred in collecting such Extraordinary Receipts. (v) Indebtedness. Within one Business Day of the date of incurrence by any Loan Party or any of its Subsidiaries of any Indebtedness (other than Permitted Indebtedness), Borrowers shall prepay the outstanding principal amount of the Obligations in accordance with Section 2.4(f) in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such incurrence. The provisions of this Section 2.4(e)(v) shall not be deemed to be implied consent to any such incurrence otherwise prohibited by the terms of this Agreement. (vi) Equity. Within one Business Day of the date of the issuance by any Loan Party or any of its Subsidiaries of any Equity Interests (other than (A) in the event that any Loan Party or any of its Subsidiaries forms any Subsidiary in accordance with the terms hereof, the issuance by such Subsidiary of Equity Interests to such Loan Party or such Subsidiary, as applicable, (B) the issuance of Equity Interests by Administrative Borrower to any Person that is an equity holder of Administrative Borrower prior to such issuance (a “Subject Holder”) so long as such Subject Holder did not acquire any Equity Interests of Administrative Borrower so as to become a Subject Holder concurrently with, or in contemplation of, the issuance of such Equity Interests to such Subject Holder, (C) the issuance of Equity Interests of Administrative Borrower to directors, officers and employees of Administrative Borrower and its Subsidiaries pursuant to employee stock option plans (or other employee incentive plans or other compensation arrangements) approved by the Board of Directors, and (D) the issuance of Equity Interests by a DB1/ 133650928.13 63 Subsidiary of a Loan Party to its parent or member in connection with the contribution by such parent or member to such Subsidiary of the proceeds of an issuance described in clauses (A) through (E) above), Borrowers shall prepay the outstanding principal amount of the Obligations in accordance with Section 2.4 in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such issuance. The provisions of this Section 2.4(e)(vi) shall not be deemed to be implied consent to any such issuance otherwise prohibited by the terms of this Agreement. (f) Application of Payments. Each prepayment pursuant to Section 2.4(e), shall, (1) so long as no Application Event shall have occurred and be continuing, be applied to the outstanding principal amount of the Term Loan and (2) if an Application Event shall have occurred and be continuing, be applied in the manner set forth in Section 2.4(b)(iii) and (2) if an Application Event shall have occurred and be continuing, be applied in the manner set forth in Section 2.4(b)(iii), and in the case of each clauses (1) and (2), accompanied by the payment of (i) accrued interest to the date of such payment on the amount prepaid or repaid and (ii) the Early Termination Premium, if any, payable in connection with any prepayment or repayment of the Term Loan on the amount of the Term Loan prepaid or repaid. Each such prepayment of the Term Loan shall be applied against the remaining installments of principal of the Term Loan in the inverse order of maturity (for the avoidance of doubt, any amount that is due and payable on the Maturity Date shall constitute an installment). 2.5 Promise to Pay; Promissory Notes. (a) Borrowers agree to pay the Lender Group Expenses on the earlier of (i) the first day of the month following the date on which the applicable Lender Group Expenses were first incurred, or (ii) the date on which demand therefor is made by Agent (it being acknowledged and agreed that any charging of such costs, expenses or Lender Group Expenses to the Loan Account pursuant to the provisions of Section 2.6(c) shall be deemed to constitute a demand for payment thereof for the purposes of this subclause (ii)). Borrowers promise to pay all of the Obligations (including principal, interest, premiums, if any, fees, costs, and expenses (including Lender Group Expenses)) in full on the Maturity Date or, if earlier, on the date on which the Obligations become due and payable pursuant to the terms of this Agreement. Borrowers agree that their obligations contained in the first sentence of this Section 2.5(a) shall survive payment or satisfaction in full of all other Obligations. (b) Any Lender may request that any portion of its Loans made by it be evidenced by one or more promissory notes. In such event, Borrowers shall execute and deliver to such Lender the requested promissory notes payable to the order of such Lender in a form furnished by Agent and reasonably satisfactory to Borrowers. Thereafter, the portion of the Loans evidenced by such promissory notes and interest thereon shall at all times be represented by one or more promissory notes in such form payable to the order of the payee named therein. 2.6 Interest Rates; and Rates, Payments, and Calculations. (a) Interest Rates. Except as provided in Section 2.6(c), the Term Loan and all other Obligations that have been charged to the Loan Account pursuant to the terms hereof shall bear interest at a per annum rate equal to Adjusted Term SOFR plus the Applicable Margin. (b) [Reserved]. (c) Default Rate. (i) Automatically upon the occurrence and during the continuation of an Event of Default under Section 8.4 or 8.5 and (ii) upon the occurrence and during the continuation of any other Event of Default (other than an Event of Default under Section 8.4 or 8.5), at the direction of

DB1/ 133650928.13 64 Agent or the Required Lenders, and upon written notice by Agent to Borrowers of such direction (provided, that such notice shall not be required for any Event of Default under Section 8.1), all Loans and all other Obligations that have been charged to the Loan Account pursuant to the terms hereof shall bear interest at a per annum rate equal to two percentage points above the per annum rate otherwise applicable thereunder from and after the occurrence of such Event of Default (or such later date in the Agent’s sole discretion). (d) Payment. Except to the extent provided to the contrary in Section 2.10 or Section 2.12(a), (i) all interest and all other fees payable hereunder or under any of the other Loan Documents shall be due and payable, in arrears, on each Interest Payment Date, (ii) [reserved], and (iii) all costs and expenses payable hereunder or under any of the other Loan Documents, and all other Lender Group Expenses shall be due and payable on (x) with respect to Lender Group Expenses outstanding as of the Closing Date, the Closing Date, and (y) otherwise, the earlier of (A) the first day of the month following the date on which the applicable costs, expenses, or Lender Group Expenses were first incurred, or (B) the date on which demand therefor is made by Agent (it being acknowledged and agreed that any charging of such costs, expenses or Lender Group Expenses to the Loan Account pursuant to the provisions of the following sentence shall be deemed to constitute a demand for payment thereof for the purposes of this subclause (B)). Borrowers hereby authorize Agent, from time to time without prior notice to Borrowers, to charge to the Loan Account (A) on the first day of each month, all interest accrued during the prior month on the Term Loan hereunder, (B) as and when incurred or accrued, all fees and costs provided for in Section 2.10(a) or (c), (C) as and when due and payable, all other fees payable hereunder or under any of the other Loan Documents, (D) on the Closing Date and thereafter as and when incurred or accrued, all other Lender Group Expenses, and (E) as and when due and payable all other payment obligations payable under any Loan Document. (e) Computation. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360-day year, in each case, for the actual number of days elapsed in the period during which the interest or fees accrue. (f) Intent to Limit Charges to Maximum Lawful Rate. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrowers and the Lender Group, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, that anything contained herein to the contrary notwithstanding, if such rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Agreement, Borrowers are and shall be liable only for the payment of such maximum amount as is allowed by law, and payment received from Borrowers in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess. (g) Term SOFR Conforming Changes. In connection with the use or administration of Term SOFR, Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. Agent will promptly notify Administrative Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR. (h) Interest Act (Canada). For the purpose of complying with the Interest Act (Canada), it is expressly stated that where interest is calculated pursuant hereto at a rate based upon a period of time different from the actual number of days in the year (for the purposes of this Section 2.6(h), the “first rate”), the yearly rate or percentage of interest to which the first rate is equivalent is the first rate DB1/ 133650928.13 65 multiplied by the actual number of days in the calendar year in which the rate is to be ascertained and divided by the number of days in the shorter period, and the Canadian Loan Parties acknowledge that there is a material distinction between the nominal and effective rates of interest and that they are capable of making the calculations necessary to compare such rates and that the calculations herein are to be made using the nominal rate method and not on any basis that gives effect to the principle of deemed reinvestment of interest. Each Canadian Loan Party hereby confirms that it fully understands and is able to calculate the rate of interest applicable to the Term Loan based on the methodology for calculating per annum rates provided for in this Agreement. Each Canadian Loan Party hereby irrevocably agrees not to plead or assert, whether by way of defense or otherwise, in any proceeding relating to this Agreement or any other Loan Document, that the interest payable under this Agreement and the calculation thereof has not been adequately disclosed to the Canadian Loan Parties as required pursuant to Section 4 of the Interest Act (Canada). 2.7 Crediting Payments. The receipt of any payment item by Agent shall not be required to be considered a payment on account unless such payment item is a wire transfer of immediately available funds made to Agent’s Account or unless and until such payment item is honored when presented for payment. Should any payment item not be honored when presented for payment, then Borrowers shall be deemed not to have made such payment. Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by Agent only if it is received into Agent’s Account on a Business Day on or before 4:30 p.m. If any payment item is received into Agent’s Account on a non-Business Day or after 4:30 p.m. on a Business Day (unless Agent, in its sole discretion, elects to credit it on the date received), it shall be deemed to have been received by Agent as of the opening of business on the immediately following Business Day. 2.8 Designated Account. Borrowers agree to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Term Loan requested by Borrowers and made by Agent or the Lenders hereunder. Unless otherwise agreed by Agent and Borrowers, the Term Loan requested by Borrowers and made by Agent or the Lenders hereunder shall be made to the Designated Account. 2.9 Maintenance of Loan Account; Statements of Obligations. Agent shall maintain an account on its books in the name of Borrowers (the “Loan Account”) on which Borrowers will be charged with the Term Loan made by Agent or the Lenders to Borrowers, and with all other payment Obligations hereunder or under the other Loan Documents, including, accrued interest, fees and expenses, and Lender Group Expenses. In accordance with Section 2.7, the Loan Account will be credited with all payments received by Agent from Borrowers or for Borrowers’ account. Agent shall make available to Borrowers monthly statements regarding the Loan Account, including the principal amount of the Term Loan, interest accrued hereunder, fees accrued or charged hereunder or under the other Loan Documents, and a summary itemization of all charges and expenses constituting Lender Group Expenses accrued hereunder or under the other Loan Documents, and each such statement, absent manifest error, shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrowers and the Lender Group unless, within 30 days after Agent first makes such a statement available to Borrowers, Borrowers shall deliver to Agent written objection thereto describing the error or errors contained in such statement. 2.10 Fees. (a) Certain Fees. Borrowers shall pay to Agent, for the account of Agent, as and when due and payable under the terms of the Fee Letter, the fees set forth in the Fee Letter. (b) [Reserved].

DB1/ 133650928.13 66 (c) Field Examination and Other Fees. Subject to any limitations set forth in Section 5.7(c), Borrowers shall pay to Agent, field examination, appraisal, and valuation fees and charges, as and when incurred or chargeable, as follows (i) the reasonable and documented fees and charges of field examiners, plus out-of-pocket expenses (including travel, meals, and lodging) for each field examination of any Loan Party or its Subsidiaries performed by or on behalf of Agent, and (ii) the fees, charges or expenses paid or incurred by Agent if it elects to employ the services of one or more third Persons to appraise the Collateral, or any portion thereof. Each Loan Party’s obligation to pay the foregoing fees described in this Section 2.10 will not be subject to counterclaim or setoff for, or be otherwise affected by, any claim or dispute such Loan Party may have. All of the fees described above in this Section 2.10 shall be nonrefundable for any reason whatsoever and shall be in addition to any other fees, costs and expenses payable pursuant to this Agreement and the other Loan Documents. 2.11 Defaulting Lenders. Notwithstanding anything to the contrary set forth herein, Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrowers to Agent for the Defaulting Lender’s benefit or any proceeds of Collateral that would otherwise be remitted hereunder to the Defaulting Lender, and, in the absence of such transfer to the Defaulting Lender, Agent shall transfer any such payments (A) first, to Agent to the extent of any Protective Advances that were made by Agent and that were required to be, but were not, paid by Defaulting Lender, (B) second, to each Non-Defaulting Lender ratably in accordance with their Term Loan Exposure (but, in each case, only to the extent that such Defaulting Lender’s portion of a Term Loan (or other funding obligation) was funded by such other Non- Defaulting Lender), and (C) third, from and after the date on which all other Obligations have been paid in full, to such Defaulting Lender in accordance with tier (I) of Section 2.4(b)(iii). Solely for the purposes of voting or consenting to matters with respect to the Loan Documents (including the calculation of Pro Rata Share in connection therewith), such Defaulting Lender shall be deemed not to be a “Lender” and such Lender’s Term Loan Exposure shall be deemed to be zero; provided, that the foregoing shall not apply to any of the matters governed by Section 14.1(a)(i) through (iii). The provisions of this Section 2.11 shall remain effective with respect to such Defaulting Lender until the earlier of (y) the date on which all of the Non-Defaulting Lenders, Agent, and Borrowers shall have waived, in writing, the application of this Section 2.11 to such Defaulting Lender, or (z) the date on which such Defaulting Lender makes payment of all amounts that it was obligated to fund hereunder, pays to Agent all amounts owing by Defaulting Lender in respect of the amounts that it was obligated to fund hereunder, and, if requested by Agent, provides adequate assurance of its ability to perform its future obligations hereunder. The operation of this Section 2.11 shall not be construed to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by any Borrower of its duties and obligations hereunder to Agent or to the Lenders other than such Defaulting Lender. Any failure by a Defaulting Lender to fund amounts that it was obligated to fund hereunder shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle Borrowers, at their option, upon written notice to Agent, to arrange for a substitute Lender to assume the Term Loan Exposure of such Defaulting Lender, such substitute Lender to be reasonably acceptable to Agent. In connection with the arrangement of such a substitute Lender, the Defaulting Lender shall have no right to refuse to be replaced hereunder, and agrees to execute and deliver a completed form of Assignment and Acceptance in favor of the substitute Lender (and agrees that it shall be deemed to have executed and delivered such document if it fails to do so) subject only to being paid its share of the outstanding Obligations (including all interest, fees, and other amounts that may be due and payable in respect thereof); provided, that any such assumption of the Term Loan Exposure of such Defaulting Lender shall not be deemed to constitute a waiver of any of the Lender Groups’ or Borrowers’ rights or remedies against any such Defaulting Lender arising out of or in relation to such failure to fund. In the event of a direct conflict between the priority provisions of this Section 2.11 and any other provision contained in this Agreement or any other Loan Document, it is the intention of the parties hereto that such provisions be read together and DB1/ 133650928.13 67 construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.11 shall control and govern. 2.12 Adjusted Term SOFR. (a) Special Provisions Applicable to Adjusted Term SOFR. (i) Adjusted Term SOFR may be adjusted by Agent with respect to any Lender on a prospective basis to take into account any additional or increased costs (other than Taxes which shall be governed by Section 16), in each case, due to changes in applicable law, or pursuant to any Change in Law or change in the reserve requirements imposed by the Board of Governors, which additional or increased costs would increase the cost of funding or maintaining loans bearing interest at Adjusted Term SOFR. In any such event, the affected Lender shall give Borrowers and Agent notice of such a determination and adjustment and Agent promptly shall transmit the notice to each other Lender and, upon its receipt of the notice from the affected Lender, Borrowers may, by notice to such affected Lender (A) require such Lender to furnish to Borrowers a statement setting forth in reasonable detail the basis for adjusting Adjusted Term SOFR and the method for determining the amount of such adjustment, or (B) repay the SOFR Loans of such Lender with respect to which such adjustment is made. (ii) Subject to the provisions set forth in Section 2.12(c) below, in the event that any change in market conditions or any Change in Law shall at any time after the date hereof, in the reasonable opinion of any Lender, make it unlawful or impractical for such Lender to fund or maintain SOFR Loans or to continue such funding or maintaining, or to determine or charge interest rates at the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or SOFR, such Lender shall give notice of such changed circumstances to Agent and Borrowers and Agent promptly shall transmit the notice to each other Lender and Agent, in consultation with the Administrative Borrower, shall establish an alternate rate of interest that gives due consideration to the then prevailing market convention for determining a rate of interest for loans similar to the Loans in the United States at such time, and the Agent and the Administrative Borrower shall endeavor to enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable). (iii) Benchmark Replacement Setting. (A) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, Agent and Administrative Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after Agent has posted such proposed amendment to all affected Lenders and Administrative Borrower so long as Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.12(a)(iii) will occur prior to the applicable Benchmark Transition Start Date. (B) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption, or implementation of a Benchmark Replacement, Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such

DB1/ 133650928.13 68 Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (C) Notices; Standards for Decisions and Determinations. Agent will promptly notify Administrative Borrower and the Lenders of (1) the implementation of any Benchmark Replacement and (2) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. Agent will promptly notify Administrative Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.12(a)(iii)(D). Any determination, decision or election that may be made by Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.12(a)(iii), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.12(a)(iii). (D) Benchmark Unavailability Period. Upon Administrative Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, any outstanding affected SOFR Loans will bear interest at an alternate rate of interest agreed upon by Agent and the Administrative Borrower that gives due consideration to the then prevailing market convention for determining a rate of interest for loans similar to the Loans in the United States at such time. (b) No Requirement of Matched Funding. Anything to the contrary contained herein notwithstanding, neither Agent, nor any Lender, nor any of their Participants, is required actually to match fund any Obligation as to which interest accrues at Adjusted Term SOFR or the Term SOFR Reference Rate. 2.13 Capital Requirements. (a) If, after the date hereof, any Lender determines that (i) any Change in Law regarding capital, liquidity or reserve requirements for banks or bank holding companies, or (ii) compliance by such Lender, or their respective parent bank holding companies, with any guideline, request or directive of any Governmental Authority regarding capital adequacy or liquidity requirements (whether or not having the force of law), has the effect of reducing the return on such Lender’s or such holding companies’ capital or liquidity as a consequence of such Lender’s commitments, Loans, participations or other obligations hereunder to a level below that which such Lender or such holding companies could have achieved but for such Change in Law or compliance (taking into consideration such Lender’s or such holding companies’ then existing policies with respect to capital adequacy or liquidity requirements and assuming the full utilization of such entity’s capital) by any amount deemed by such Lender to be material, then such Lender may notify Borrowers and Agent thereof. Following receipt of such notice, Borrowers agree to pay such Lender on demand the amount of such reduction of return of capital as and when such reduction is determined, payable within 30 days after presentation by such Lender of a statement in the amount and setting forth in reasonable detail such Lender’s calculation thereof and the assumptions upon which such calculation was based (which statement shall be deemed true and correct absent manifest error). In determining such amount, such Lender may use any reasonable averaging and attribution methods. Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided, that Borrowers shall not be required to compensate a Lender pursuant to this Section for any reductions in return incurred more than 180 days prior to the date that such Lender notifies Borrowers of such Change in Law giving rise to such reductions DB1/ 133650928.13 69 and of such Lender’s intention to claim compensation therefor; provided further, that if such claim arises by reason of the Change in Law that is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. (b) If any Lender requests additional or increased costs referred to in Section 2.12(a)(i) or amounts under Section 2.13(a) or sends a notice under Section 2.12(a)(ii) relative to changed circumstances (such Lender, an “Affected Lender”), then, at the request of Administrative Borrower, such Affected Lender shall use reasonable efforts to promptly designate a different one of its lending offices or to assign its rights and obligations hereunder to another of its offices or branches, if (i) in the reasonable judgment of such Affected Lender, such designation or assignment would eliminate or reduce amounts payable pursuant to Section 2.12(a)(i) or Section 2.13(a), as applicable, or would eliminate the illegality or impracticality of funding or maintaining SOFR Loans, and (ii) in the reasonable judgment of such Affected Lender, such designation or assignment would not subject it to any material unreimbursed cost or expense and would not otherwise be materially disadvantageous to it. Borrowers agree to pay all reasonable out-of- pocket costs and expenses incurred by such Affected Lender in connection with any such designation or assignment. If, after such reasonable efforts, such Affected Lender does not so designate a different one of its lending offices or assign its rights to another of its offices or branches so as to eliminate Borrowers’ obligation to pay any future amounts to such Affected Lender pursuant to Section 2.12(a)(i) or Section 2.13(a), as applicable, or to enable Borrowers to obtain SOFR Loans, then Borrowers (without prejudice to any amounts then due to such Affected Lender under Section 2.12(a)(i) or Section 2.13(a), as applicable) may, unless prior to the effective date of any such assignment the Affected Lender withdraws its request for such additional amounts under Section 2.12(a)(i) or Section 2.13(a), as applicable, or indicates that it is no longer unlawful or impractical to fund or maintain SOFR Loans, may substitute a Lender or prospective Lender, in each case, reasonably acceptable to Agent to purchase the Obligations owed to such Affected Lender and such Affected Lender’s commitments hereunder (a “Replacement Lender”), and if such Replacement Lender agrees to such purchase, such Affected Lender shall assign to the Replacement Lender its Obligations and commitments, and upon such purchase by the Replacement Lender, which such Replacement Lender shall be deemed to a “Lender” for purposes of this Agreement and such Affected Lender shall cease to be a “Lender” (for purposes of this Agreement). (c) Notwithstanding anything herein to the contrary, the protection of Sections 2.12(a), and 2.13 shall be available to each Lender (as applicable) regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, judicial ruling, judgment, guideline, treaty or other change or condition which shall have occurred or been imposed, so long as it shall be customary for lenders affected thereby to comply therewith. Notwithstanding any other provision herein, no Lender shall demand compensation pursuant to this Section 2.13 if it shall not at the time be the general policy or practice of such Lender (as the case may be) to demand such compensation in similar circumstances under comparable provisions of other credit agreements, if any. 2.14 Incremental Facilities. (a) At any time during the period from and after the Closing Date through but excluding the date that is the six month anniversary of the Closing Date, at the option of Borrowers (but subject to the conditions set forth in clause (b) below), the Term Loan Amount may be increased on a one (1) time basis in an amount not to exceed $15,000,000 (such increase, the “Increase”). Agent shall invite each Lender to increase its Pro Rata Share of the Term Loan Amount (it being understood that no Lender shall be obligated to increase its Pro Rata Share of the Term Loan Amount) in connection with the proposed Increase at the interest margin agreed by the Agent and the Borrowers, and if sufficient Lenders do not agree to increase their Pro Rata Share of the Term Loan Amount in connection with such proposed Increase, then Agent (in consultation with the Borrowers) may invite any prospective lender who is reasonably satisfactory to Agent and Administrative Borrower to become a Lender in connection with such proposed

DB1/ 133650928.13 70 Increase. For the avoidance of doubt, it is understood and agreed that in no event shall the aggregate amount of the Increase to the Term Loan Amount exceed $15,000,000. (b) Each of the following shall be conditions precedent to Increase of the Term Loan Amount and the making of the additional portion of the Term Loan (the “Additional Portion of the Term Loan”) in connection therewith: (i) Agent or Borrowers have obtained the commitment of one or more Lenders (or other prospective lenders who are reasonably satisfactory to Agent and Administrative Borrower) satisfactory to Agent and Administrative Borrower to provide the Increase and any such Lenders (or such prospective lenders) and the other Lenders party hereto, Borrowers, and Agent have signed an amendment to this Agreement (an “Increase Amendment”), in form and substance reasonably satisfactory to Agent, to which such Lenders (or prospective lenders) and the other Lenders party hereto, Borrowers, and Agent are party, which shall include (A) joining Nautilus Dutch to this Agreement as a “Borrower” in accordance with clause (vi) below and (B) amending the borrowing base provisions herein to include a borrowing base comprised of certain eligible assets of Nautilus Dutch acceptable to the Agent and similar to the concept of the Canadian Borrowing Base (but on terms and conditions (including eligibility requirements) acceptable to the Agent), including advance rates, (ii) the representations and warranties of each Loan Party or its Subsidiaries (including, without limitation, Nautilus Dutch) contained in this Agreement or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Increase Date, as though made on and as of such Increase Date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date), (iii) in connection with the Increase, if any Loan Party or any of its Subsidiaries owns or will acquire any Margin Stock, Borrowers shall deliver to Agent an updated Form U-1 (with sufficient additional originals thereof for each Lender), duly executed and delivered by the Borrowers, together with such other documentation as Agent shall reasonably request, in order to enable Agent and the Lenders to comply with any of the requirements under Regulations T, U or X of the Board of Governors, (iv) Borrowers have delivered to Agent updated pro forma Projections (after giving effect to the applicable Increase) for the Loan Parties and their Subsidiaries evidencing compliance on a pro forma basis with Section 7 for the twelve months (on a month-by-month basis) immediately following the proposed date of the Increase (calculated as if a Covenant Testing Period was in effect during the entire twelve month period), (v) Borrowers shall have reached agreement with the Lenders (or prospective lenders) making the Additional Portion of the Term Loan with respect to the interest margins applicable to the Additional Portion of the Term Loan (which interest margins may be higher than or equal to the interest margins applicable to the Term Loan set forth in this Agreement immediately prior to the date of the making of the Additional Portion of the Term Loan, as applicable (the date of the making of such Additional Portion of the Term Loan, as applicable, the “Increase Date”)) DB1/ 133650928.13 71 and shall have communicated the amount of such interest margins to Agent. The Increase Amendment may, with the consent of Agent, effect such amendments to this Agreement and the other Loan Documents as may be necessary to effectuate the provisions of this Section 2.14 (including any amendment necessary to effectuate the interest margins for the Additional Portion of the Term Loan). Anything to the contrary contained herein notwithstanding, if the interest rate (including interest margins) or the all-in yield (including interest margins, interest floors, and any original issue discount or similar yield-related discounts or payments, but excluding any arrangement, underwriting, or similar fees payable in connection therewith that are not paid to all Lenders providing the Additional Portion of the Term Loan) that is to be applicable to the Additional Portion of the Term Loan is higher than the interest rate (including interest margins) or all-in yield (including interest margins, interest floors, and any original issue discount or similar yield-related discounts or payments, but excluding any arrangement, underwriting, or similar fees payable in connection therewith that are not paid to all Lenders providing the Additional Portion of the Term Loan) applicable to the Term Loan hereunder immediately prior to the applicable Increase Date (the amount by which all-in yield is higher, the “Excess”), then the interest margin applicable to the Term Loan immediately prior to the Increase Date shall be increased by the amount of the Excess, effective on the applicable Increase Date, and without the necessity of any action by any party hereto, in a manner determined by the Agent; (vi) In connection with the Increase, Nautilus Dutch is joined as a Borrower (including for all purposes under Section 2.15) and Loan Party, and (A) the Loan Parties shall have delivered, or cause to be delivered, to Agent all relevant agreements, documents (including, without limitation, customary legal opinions) and/or instruments (in each case in form and substance reasonably satisfactory to the Agent) in accordance with and pursuant to, the terms of Section 5.11 and 5.12 of this Agreement (including taking such steps in order to grant the Agent a first priority perfected security interest in all of the assets and capital stock of Nautilus Dutch), (B) Nautilus Dutch and the other Loan Parties shall have complied with all of the requirements of the terms of Section 5.11 and Section 5.12 of this Agreement, (C) the Loan Parties agree to deliver to Agent such information as Agent and Lenders require to complete their “know your customer” due diligence (in form satisfactory to Agent) on Nautilus Dutch prior to Nautilus Dutch entering into the relevant documents pursuant to Section 5.11 and Section 5.12 of this Agreement, and (D) Agent shall have received an appraisal of the Net Recovery Percentage applicable to Nautilus Dutch’s and its Subsidiaries’ Inventory, the results of which shall be satisfactory to Agent; and (vii) No Default or Event of Default shall have occurred and be continuing on the Increase Date, nor shall either result from the making thereof. (c) Anything to the contrary contained herein notwithstanding, each Additional Portion of the Term Loan shall be repaid in installments on the first day of each calendar quarter commencing with the first full calendar quarter ending after the date that the Additional Portion of the Term Loan is advanced, in an amount equal to 1.875% of the amount of such Additional Portion of the Term Loan (it being understood and agreed that only such installment payments arising after such Additional Portion of the Term Loan is made shall be required to be paid, but such installment payments shall be in addition to the payments required to be paid pursuant to Section 2.1). The outstanding unpaid principal balance and all accrued and unpaid interest on such Additional Portion of the Term Loan shall be due and payable on the earlier of (i) the Maturity Date, and (ii) the date of the acceleration of the Term Loan in accordance with the terms hereof. (d) Unless otherwise specifically provided herein, all references in this Agreement and any other Loan Document to the Term Loan shall be deemed, unless the context otherwise requires, to

DB1/ 133650928.13 72 include any Additional Portion of the Term Loan made pursuant to the increased Term Loan Amount pursuant to this Section 2.14. (e) The Term Loan and the Term Loan Amount established pursuant to this Section 2.14 shall constitute the Term Loan and Term Loan Amount under, and shall be entitled to all the benefits afforded by this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from any guarantees and the security interests created by the Loan Documents. Borrowers shall take any actions reasonably required by Agent to ensure and demonstrate that the Liens and security interests granted by the Loan Documents continue to be perfected under the Code or otherwise after giving effect to the establishment of any such new Term Loan Amount. 2.15 Joint and Several Liability of Borrowers. (a) Each Borrower is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Lender Group under this Agreement, for the mutual benefit, directly and indirectly, of each Borrower and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations. (b) Each Borrower, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including any Obligations arising under this Section 2.15), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each Borrower without preferences or distinction among them. Accordingly, each Borrower hereby waives any and all suretyship defenses that would otherwise be available to such Borrower under applicable law. (c) If and to the extent that any Borrower shall fail to make any payment with respect to any of the Obligations as and when due, whether upon maturity, acceleration, or otherwise, or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrowers will make such payment with respect to, or perform, such Obligations until such time as all of the Obligations are paid in full, and without the need for demand, protest, or any other notice or formality. (d) The Obligations of each Borrower under the provisions of this Section 2.15 constitute the absolute and unconditional, full recourse Obligations of each Borrower enforceable against each Borrower to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of the provisions of this Agreement (other than this Section 2.15(d)) or any other circumstances whatsoever. (e) Without limiting the generality of the foregoing and except as otherwise expressly provided in this Agreement, each Borrower hereby waives presentments, demands for performance, protests and notices, including notices of acceptance of its joint and several liability, notice of the Term Loan under or pursuant to this Agreement, notice of the occurrence of any Default, Event of Default, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Agreement, notices of the existence, creation, or incurring of new or additional Obligations or other financial accommodations or of any demand for any payment under this Agreement, notice of any action at any time taken or omitted by Agent or Lenders under or in respect of any of the Obligations, any right to proceed against any other Borrower or any other Person, to proceed against or exhaust any security held from any other Borrower or any other Person, to protect, secure, perfect, or insure any security interest or Lien on any property subject thereto or exhaust any right to take any action against any other Borrower, any other Person, or any collateral, to pursue any other remedy in any member of the Lender Group’s power whatsoever, any DB1/ 133650928.13 73 requirement of diligence or to mitigate damages and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Agreement (except as otherwise provided in this Agreement), any right to assert against any member of the Lender Group, any defense (legal or equitable), set-off, counterclaim, or claim which each Borrower may now or at any time hereafter have against any other Borrower or any other party liable to any member of the Lender Group, any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Obligations or any security therefor, and any right or defense arising by reason of any claim or defense based upon an election of remedies by any member of the Lender Group including any defense based upon an impairment or elimination of such Borrower’s rights of subrogation, reimbursement, contribution, or indemnity of such Borrower against any other Borrower. Without limiting the generality of the foregoing, each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by Agent or Lenders at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by Agent or Lenders in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of any Agent or Lender with respect to the failure by any Borrower to comply with any of its respective Obligations, including any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this Section 2.15 afford grounds for terminating, discharging or relieving any Borrower, in whole or in part, from any of its Obligations under this Section 2.15, it being the intention of each Borrower that, so long as any of the Obligations hereunder remain unsatisfied, the Obligations of each Borrower under this Section 2.15 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each Borrower under this Section 2.15 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any other Borrower or any Agent or Lender. Each of the Borrowers waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof. Any payment by any Borrower or other circumstance which operates to toll any statute of limitations as to any Borrower shall operate to toll the statute of limitations as to each of the Borrowers. Each of the Borrowers waives any defense based on or arising out of any defense of any Borrower or any other Person, other than payment of the Obligations to the extent of such payment, based on or arising out of the disability of any Borrower or any other Person, or the validity, legality, or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower other than payment of the Obligations to the extent of such payment. Agent may, at the election of the Required Lenders, foreclose upon any Collateral held by Agent by one or more judicial or nonjudicial sales or other dispositions, whether or not every aspect of any such sale is commercially reasonable or otherwise fails to comply with applicable law or may exercise any other right or remedy Agent or any other member of the Lender Group may have against any Borrower or any other Person, or any security, in each case, without affecting or impairing in any way the liability of any of the Borrowers hereunder except to the extent the Obligations have been paid. (f) Each Borrower represents and warrants to Agent and Lenders that such Borrower is currently informed of the financial condition of Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Borrower further represents and warrants to Agent and Lenders that such Borrower has read and understands the terms and conditions of the Loan Documents. Each Borrower hereby covenants that such Borrower will continue to keep informed of Borrowers’ financial condition and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations.

DB1/ 133650928.13 74 (g) The provisions of this Section 2.15 are made for the benefit of Agent, each member of the Lender Group, and their respective successors and assigns, and may be enforced by it or them from time to time against any or all Borrowers as often as occasion therefor may arise and without requirement on the part of Agent, any member of the Lender Group, or any of their successors or assigns first to marshal any of its or their claims or to exercise any of its or their rights against any Borrower or to exhaust any remedies available to it or them against any Borrower or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 2.15 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by Agent or any Lender upon the insolvency, bankruptcy or reorganization of any Borrower, or otherwise, the provisions of this Section 2.15 will forthwith be reinstated in effect, as though such payment had not been made. (h) Each Borrower hereby agrees that it will not enforce any of its rights that arise from the existence, payment, performance or enforcement of the provisions of this Section 2.15, including rights of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Agent or any other member of the Lender Group against any Borrower, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from any Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until such time as all of the Obligations have been paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to any Agent or any member of the Lender Group hereunder are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Borrower therefor. If any amount shall be paid to any Borrower in violation of the immediately preceding sentence, such amount shall be held in trust for the benefit of Agent, for the benefit of the Lender Group, and shall forthwith be paid to Agent to be credited and applied to the Obligations and all other amounts payable under this Agreement, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as Collateral for any Obligations or other amounts payable under this Agreement thereafter arising. Notwithstanding anything to the contrary contained in this Agreement, no Borrower may exercise any rights of subrogation, contribution, indemnity, reimbursement or other similar rights against, and may not proceed or seek recourse against or with respect to any property or asset of, any other Borrower (the “Foreclosed Borrower”), including after payment in full of the Obligations, if all or any portion of the Obligations have been satisfied in connection with an exercise of remedies in respect of the Equity Interests of such Foreclosed Borrower whether pursuant to this Agreement or otherwise. 3. CONDITIONS; TERM OF AGREEMENT. 3.1 Conditions Precedent to the Borrowing. The effectiveness of this Agreement and the obligation of each Lender to make the Term Loan on the Closing Date is subject to the fulfillment, to the satisfaction of Agent and each Lender, of each of the conditions precedent set forth on Schedule 3.1 to this Agreement. 3.2 [Intentionally Omitted]. 3.3 [Intentionally Omitted]. DB1/ 133650928.13 75 3.4 Effect of Maturity. On the Maturity Date (unless terminated earlier in accordance with the terms hereof), all of the Obligations immediately shall become due and payable without notice or demand and Borrowers shall be required to repay all of the Obligations in full. No termination of the obligations of the Lender Group (other than payment in full of the Obligations) shall relieve or discharge any Loan Party of its duties, obligations, or covenants hereunder or under any other Loan Document and Agent’s Liens in the Collateral shall continue to secure the Obligations and shall remain in effect until all Obligations have been paid in full. When all of the Obligations have been paid in full, Agent will, at Borrowers’ sole expense, execute and deliver any termination statements (or alternatively, authorize in writing Administrative Borrower or a representative designated by Administrative Borrower to file termination statements, the form of which has been approved in writing by Agent), lien releases, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, Agent’s Liens and all notices of security interests and liens previously filed by Agent and to return pledged collateral in its possession. 3.5 Early Termination by Borrowers. Borrowers have the option, at any time upon five (5) Business Days prior written notice to Agent, to repay all of the Obligations in full subject to the payment of the applicable Early Termination Premium. The foregoing notwithstanding, (a) Borrowers may rescind termination notices relative to proposed payments in full of the Obligations with the proceeds of third party Indebtedness if the closing for such issuance or incurrence does not happen on or before the date of the proposed termination (in which case, a new notice shall be required to be sent in connection with any subsequent termination), and (b) Borrowers may extend the date of termination at any time with the consent of Agent (which consent shall not be unreasonably withheld or delayed). 4. REPRESENTATIONS AND WARRANTIES. In order to induce the Lender Group to enter into this Agreement, each Borrower makes the following representations and warranties to the Lender Group which shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the Closing Date, and such representations and warranties shall survive the execution and delivery of this Agreement: 4.1 Due Organization and Qualification; Subsidiaries. (a) Each Loan Party and each of its Subsidiaries (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby. (b) Set forth on Schedule 4.1(b) to this Agreement (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under this Agreement) is a complete and accurate description of the authorized Equity Interests of each Loan Party, by class, and, as of the Closing Date, a description of the number of shares of each such class that are issued and outstanding. (c) Set forth on Schedule 4.1(c) to this Agreement (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under this Agreement), is a complete and accurate list of the Loan Parties’ direct and indirect Subsidiaries, showing: (i) the number of shares of each class of common and preferred Equity Interests authorized for each of such Subsidiaries, and (ii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly

DB1/ 133650928.13 76 by Administrative Borrower. All of the outstanding Equity Interests of each such Subsidiary has been validly issued and is fully paid and non-assessable. (d) Except as set forth on Schedule 4.1(d) to this Agreement, there are no subscriptions, options, warrants, or calls relating to any shares of any Loan Party’s or any of its Subsidiaries’ Equity Interests, including any right of conversion or exchange under any outstanding security or other instrument. No Loan Party is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Equity Interests or any security convertible into or exchangeable for any of its Equity Interests. 4.2 Due Authorization; No Conflict. (a) As to each Loan Party, the execution, delivery, and performance by such Loan Party of the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of such Loan Party. (b) As to each Loan Party, the execution, delivery, and performance by such Loan Party of the Loan Documents to which it is a party do not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to any Loan Party or its Subsidiaries, the Governing Documents of any Loan Party or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party or its Subsidiaries, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract or any other material agreement of any Loan Party or its Subsidiaries where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens, or (iv) require any approval of any holder of Equity Interests of a Loan Party or any approval or consent of any Person under any Material Contract or any other material agreement of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts or other material agreements, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect. 4.3 Governmental Consents. The execution, delivery, and performance by each Loan Party of the Loan Documents to which such Loan Party is a party and the consummation of the transactions contemplated by the Loan Documents do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than registrations, consents, approvals, notices, or other actions that have been obtained and that are still in force and effect and except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to Agent for filing or recordation, as of the Closing Date. 4.4 Binding Obligations; Perfected Liens. (a) Each Loan Document has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally. (b) Agent’s Liens are validly created, perfected (other than (i) in respect of motor vehicles that are subject to a certificate of title, (ii) money, (iii) letter-of-credit rights (other than supporting obligations), (iv) commercial tort claims (other than those that, by the terms of the Guaranty and Security DB1/ 133650928.13 77 Agreement, are required to be perfected), and (v) any Deposit Accounts and Securities Accounts not subject to a Control Agreement as permitted by Section 7(k)(iv) of the Guaranty and Security Agreement, and subject only to the filing of financing statements, the recordation of the Copyright Security Agreement (if any), and the recordation of the Mortgages, in each case, in the appropriate filing offices), and first-priority Liens, subject only to Permitted Liens which are non-consensual Permitted Liens, permitted purchase money Liens, the interests of lessors under Capital Leases, or Liens in favor of the ABL Agent and permitted pursuant to the terms hereof and the Intercreditor Agreement. 4.5 Title to Assets; No Encumbrances. Each of the Loan Parties and its Subsidiaries has (a) good, sufficient and legal title to (in the case of fee interests in Real Property), (b) valid leasehold interests in (in the case of leasehold interests in real or personal property), and (c) good and, as applicable, marketable title to (in the case of all other personal property), all of their respective assets reflected in their most recent financial statements delivered pursuant to Section 5.1, in each case except for assets disposed of since the date of such financial statements to the extent permitted hereby. All of such assets are free and clear of Liens except for Permitted Liens. 4.6 Litigation. (a) There are no actions, suits, or proceedings pending or, to the knowledge of any Borrower, after due inquiry, threatened in writing against a Loan Party or any of its Subsidiaries that either individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect. (b) Schedule 4.6(b) to this Agreement sets forth a complete and accurate description of each of the actions, suits, or proceedings with asserted liabilities in excess of, or that could reasonably be expected to result in liabilities in excess of, $1,000,000 that, as of the Closing Date, is pending or, to the knowledge of any Borrower, after due inquiry, threatened against a Loan Party or any of its Subsidiaries. 4.7 Compliance with Laws. No Loan Party nor any of its Subsidiaries (a) is in violation of any applicable laws, rules, regulations, executive orders, or codes (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, or (b) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. 4.8 No Material Adverse Effect. All historical financial statements relating to the Loan Parties and their Subsidiaries that have been delivered by Borrowers to Agent have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and present fairly in all material respects, the Loan Parties’ and their Subsidiaries’ consolidated financial condition as of the date thereof and results of operations for the period then ended. Since March 31, 2022, no event, circumstance, or change has occurred that has or could reasonably be expected to result in a Material Adverse Effect. 4.9 Solvency. (a) Each Loan Party is Solvent. (b) No transfer of property is being made by any Loan Party and no obligation is being incurred by any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of such Loan Party.

DB1/ 133650928.13 78 4.10 Employee Benefits; Canadian Pension Plan Compliance. (a) Except as set forth on Schedule 4.10, no Loan Party, none of their Subsidiaries, nor any of their ERISA Affiliates maintains or contributes to any Pension Plan. No Loan Party nor any of their Subsidiaries maintains or contributes to any Canadian Pension Plan. (b) Except as would not reasonably be expected to result in a Material Adverse Effect, individually or in the aggregate, each Loan Party has complied in all material respects with ERISA, the IRC and all applicable laws regarding each Employee Benefit Plan. (c) Except as would not reasonably be expected to result in a Material Adverse Effect, individually or in the aggregate, each Employee Benefit Plan is, and has been, maintained in substantial compliance with ERISA, the IRC, all applicable laws and the terms of each such Employee Benefit Plan. (d) Except as would not reasonably be expected to result in a Material Adverse Effect, individually or in the aggregate, no liability to the PBGC (other than for the payment of current premiums which are not past due) by any Loan Party or ERISA Affiliate has been incurred or is expected by any Loan Party or ERISA Affiliate to be incurred with respect to any Pension Plan. (e) Except as would not reasonably be expected to result in a Material Adverse Effect, individually or in the aggregate, no Notification Event or Canadian Pension Event exists or has occurred in the past six years. (f) Except as would not reasonably be expected to result in a Material Adverse Effect, individually or in the aggregate, no Loan Party or ERISA Affiliate has provided any security under Section 436 of the IRC. 4.11 Environmental Condition. Except as set forth on Schedule 4.11 to this Agreement, (a) to each Borrower’s knowledge, no Loan Party’s nor any of its Subsidiaries’ properties or assets has ever been used by a Loan Party, its Subsidiaries, or by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, where such disposal, production, storage, handling, treatment, release or transport was in violation, in any material respect, of any applicable Environmental Law, (b) to each Borrower’s knowledge, after due inquiry, no Loan Party’s nor any of its Subsidiaries’ properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, (c) no Loan Party nor any of its Subsidiaries has received notice that a Lien arising under any Environmental Law has attached to any revenues or to any Real Property owned or operated by a Loan Party or its Subsidiaries, and (d) no Loan Party nor any of its Subsidiaries nor any of their respective facilities or operations is subject to any outstanding written order, consent decree, or settlement agreement with any Person relating to any Environmental Law or Environmental Liability that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. 4.12 Complete Disclosure. All factual information taken as a whole (other than forward- looking information and projections and information of a general economic nature and general information about the industry of any Loan Party or its Subsidiaries) furnished by or on behalf of a Loan Party or its Subsidiaries in writing to Agent or any Lender (including all information contained in the Schedules hereto or in the other Loan Documents) for purposes of or in connection with this Agreement or the other Loan Documents, and all other such factual information taken as a whole (other than forward-looking information and projections and information of a general economic nature and general information about the industry of any Loan Party or its Subsidiaries) hereafter furnished by or on behalf of a Loan Party or its Subsidiaries DB1/ 133650928.13 79 in writing to Agent or any Lender will be, true and accurate, in all material respects, on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. The Projections delivered to Agent on November 9, 2022, represent, and as of the date on which any other Projections are delivered to Agent, such additional Projections represent, Borrowers’ good faith estimate, on the date such Projections are delivered, of the Loan Parties’ and their Subsidiaries’ future performance for the periods covered thereby based upon assumptions believed by Borrowers to be reasonable at the time of the delivery thereof to Agent (it being understood that such Projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Loan Parties and their Subsidiaries, and no assurances can be given that such Projections will be realized, and although reflecting Borrowers’ good faith estimate, projections or forecasts based on methods and assumptions which Borrowers believed to be reasonable at the time such Projections were prepared, are not to be viewed as facts, and that actual results during the period or periods covered by the Projections may differ materially from projected or estimated results). As of the Closing Date, the information included in the Beneficial Ownership Certification is true and correct in all respects. 4.13 Patriot Act, Etc.. To the extent applicable, each Loan Party is in compliance, in all material respects, with the (a) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, (b) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001, as amended) (the “Patriot Act”), and (c) the Canadian AML Legislation. 4.14 Indebtedness. Set forth on Schedule 4.14 to this Agreement is a true and complete list of all Indebtedness of each Loan Party and each of its Subsidiaries outstanding immediately prior to the Closing Date that is to remain outstanding immediately after giving effect to the closing hereunder on the Closing Date and such Schedule accurately sets forth the aggregate principal amount of such Indebtedness as of the Closing Date. 4.15 Payment of Taxes. Except as otherwise permitted under Section 5.5, all Tax returns and reports of each Loan Party and its Subsidiaries required to be filed by any of them have been timely filed, and all Taxes shown on such Tax returns to be due and payable and all other Taxes upon a Loan Party and its Subsidiaries and upon their respective assets, income, businesses and franchises that are due and payable have been paid when due and payable. Each Loan Party and each of its Subsidiaries have made adequate provision in accordance with GAAP for all Taxes not yet due and payable. No Borrower knows of any proposed Tax assessment against a Loan Party or any of its Subsidiaries that is not being actively contested by such Loan Party or such Subsidiary diligently, in good faith, and by appropriate proceedings; provided, that such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor. 4.16 Margin Stock. Neither any Loan Party nor any of its Subsidiaries owns any Margin Stock or is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the Loans made to Borrowers will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock or for any purpose that violates the provisions of Regulation T, U or X of the Board of Governors. Neither any Loan Party nor any of its Subsidiaries expects to acquire any Margin Stock. 4.17 Governmental Regulation. No Loan Party nor any of its Subsidiaries is subject to regulation under the Federal Power Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render

DB1/ 133650928.13 80 all or any portion of the Obligations unenforceable. No Loan Party nor any of its Subsidiaries is a “registered investment company” or a company “controlled” by a “registered investment company” or a “principal underwriter” of a “registered investment company” as such terms are defined in the Investment Company Act of 1940. 4.18 OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws. No Loan Party or any of its Subsidiaries is in violation of any Sanctions. No Loan Party nor any of its Subsidiaries nor, to the knowledge of such Loan Party, any director, officer, employee, agent or Affiliate of such Loan Party or such Subsidiary (a) is a Sanctioned Person or a Sanctioned Entity, (b) has any assets located in Sanctioned Entities, or (c) derives revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities. Each of the Loan Parties and its Subsidiaries has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance with Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. Each of the Loan Parties and its Subsidiaries, and to the knowledge of each such Loan Party, each director, officer, employee, agent and Affiliate of each such Loan Party and each such Subsidiary, is in compliance with all Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. No proceeds of any Loan made hereunder will be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity, or otherwise used in any manner that would result in a violation of any Sanction, Anti-Corruption Law or Anti-Money Laundering Law by any Person (including any Lender or other individual or entity participating in any transaction). 4.19 Employee and Labor Matters. There is (i) no unfair labor practice complaint pending or, to the knowledge of any Borrower, threatened against any Loan Party or its Subsidiaries before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against any Loan Party or its Subsidiaries which arises out of or under any collective bargaining agreement and that could reasonably be expected to result in a material liability, (ii) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or threatened in writing against any Loan Party or its Subsidiaries that could reasonably be expected to result in a material liability, or (iii) to the knowledge of any Borrower, after due inquiry, no union representation question existing with respect to the employees of any Loan Party or its Subsidiaries and no union organizing activity taking place with respect to any of the employees of any Loan Party or its Subsidiaries. None of any Loan Party or its Subsidiaries has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act or similar state law, which remains unpaid or unsatisfied. The hours worked and payments made to employees of each Loan Party and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable legal requirements, except to the extent such violations could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All material payments due from any Loan Party or its Subsidiaries on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of Borrowers, except where the failure to do so could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. 4.20 Material Customers. Set forth on Schedule 4.20 (as such Schedule may be updated from time to time in accordance with this Agreement) are the Material Customers of each Loan Party and its Subsidiaries as of the most recent date on which Borrowers provided the Compliance Certificate pursuant to Section 5.1; provided, that Borrowers may amend Schedule 4.20 to add additional Material Customers so long as such amendment occurs by written notice to Agent on the date that Borrowers provide the Compliance Certificate. 4.21 Leases. Each Loan Party and its Subsidiaries enjoy peaceful and undisturbed possession under all leases material to their business and to which they are parties or under which they are operating, and, subject to Permitted Protests, all of such material leases are valid and subsisting and no material default by the applicable Loan Party or its Subsidiaries exists under any of them. DB1/ 133650928.13 81 4.22 Eligible Accounts; Eligible Credit Card Receivables. As to each Account that is identified by Borrowers as an Eligible Account or an Eligible Credit Card Receivable in a Borrowing Base Certificate submitted to Agent, such Account or Credit Card Receivable is (a) a bona fide existing payment obligation of the applicable Account Debtor created by the sale and delivery of Inventory or the rendition of services to such Account Debtor in the ordinary course of a Borrower’s business, (b) owed to a Borrower without any known defenses, disputes, offsets, counterclaims, or rights of return or cancellation, other than any portion thereof reflected as being ineligible to the extent of any defenses, disputes, offsets, counterclaims, or rights of return or cancellation reflected in such Borrowing Base Certificate, (c) in the case of Accounts, not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Agent-discretionary criteria) set forth in the definition of Eligible Accounts, and (d) in the case of Credit Card Receivables, not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Agent-discretionary criteria) set forth in the definition of Eligible Credit Card Receivables. 4.23 Eligible Inventory. As to each item of Inventory that is identified by Borrowers as Eligible Finished Goods Inventory, Eligible Spare Parts Inventory, or Eligible In-Transit Inventory in a Borrowing Base Certificate submitted to Agent, such Inventory is (a) of good and merchantable quality, free from known defects, and (b) not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Agent-discretionary criteria) set forth in the definition of Eligible Inventory (in the case of Eligible In-Transit Inventory, after giving effect to any exclusions therefrom specified in the definition of Eligible In-Transit Inventory). 4.24 Eligible IP. As to each item of IP that is identified by Borrowers as Eligible IP in a Borrowing Base Certificate submitted to Agent, such IP is not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Agent-discretionary criteria) set forth in the definition of Eligible IP. 4.25 Location of Inventory. Except as set forth in Schedule 4.25, the Inventory of Borrowers and their Subsidiaries is not stored with a bailee, warehouseman, or similar party and is located only at, or in-transit between, the locations identified on Schedule 4.25 to this Agreement (as such Schedule may be updated pursuant to Section 5.14). 4.26 Inventory Records. Each Loan Party keeps correct and accurate records itemizing and describing the type, quality, and quantity of its and its Subsidiaries’ Inventory and the book value thereof. 4.27 ABL Loan Documents. Borrowers have delivered to Agent a complete and correct copy of the material ABL Loan Documents, including all schedules and exhibits thereto, executed on the Closing Date. The execution, delivery and performance of each of the ABL Loan Documents has been duly authorized by all necessary action on the part of each Loan Party who is a party thereto. Each ABL Loan Document is the legal, valid and binding obligation of each Loan Party who is a party thereto, enforceable against each such Loan Party in accordance with its terms, in each case, except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting generally the enforcement of creditors’ rights, and (ii) the availability of the remedy of specific performance or injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought. 4.28 [Intentionally Omitted]. 4.29 Immaterial Subsidiaries. None of the Immaterial Subsidiaries (a) owns any assets, (b) have any liabilities, and (c) engage in any business activity.

DB1/ 133650928.13 82 4.30 Hedge Agreements. On each date that any Hedge Agreement is executed by any Hedge Provider, Borrower and each other Loan Party satisfy all eligibility, suitability and other requirements under the Commodity Exchange Act (7 U.S.C. § 1, et seq., as in effect from time to time) and the Commodity Futures Trading Commission regulations. 4.31 Credit Card Arrangements. Set forth on Schedule 4.31 is a reasonably detailed description of all arrangements (including, without limitation, all Credit Card Agreements) as of the Closing Date to which any Loan Party is a party with respect to the processing and/or payment to such Loan Party of the proceeds of any credit card charges, debit card charges, and charge card charges for sales made by such Loan Party. 4.32 Material Contracts. Set forth on Schedule 4.32 (as such Schedule may be updated from time to time in accordance with this Agreement) is a reasonably detailed description of the Material Contracts of each Loan Party and its Subsidiaries as of the most recent date on which Borrowers provided the Compliance Certificate pursuant to Section 5.1; provided, that Borrowers may amend Schedule 4.32 to add additional Material Contracts so long as such amendment occurs by written notice to Agent on the date that Borrowers provide the Compliance Certificate. Except for matters which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, each Material Contract (other than those that have expired at the end of their normal terms) (a) is in full force and effect and is binding upon and enforceable against the applicable Loan Party or its Subsidiary and, to each Borrower’s knowledge, after due inquiry, each other Person that is a party thereto in accordance with its terms, (b) has not been otherwise amended or modified (other than amendments or modifications permitted by Section 6.6(b)), and (c) is not in default due to the action or inaction of the applicable Loan Party or its Subsidiary. 5. AFFIRMATIVE COVENANTS. Each Borrower covenants and agrees that, until the payment in full of the Obligations: 5.1 Financial Statements, Reports, Certificates. Borrowers (a) will deliver to Agent, with copies to each Lender, each of the financial statements, reports, and other items set forth on Schedule 5.1 to this Agreement no later than the times specified therein, (b) agree that no Subsidiary of a Loan Party will have a fiscal year different from that of Administrative Borrower, (c) agree to maintain a system of accounting that enables Borrowers to produce financial statements in accordance with GAAP, and (d) agree that they will, and will cause each other Loan Party to, (i) keep a reporting system that shows all additions, sales, claims, returns, and allowances with respect to their and their Subsidiaries’ sales, and (ii) maintain their billing systems and practices substantially as in effect as of the Closing Date and shall only make material modifications thereto with notice to, and with the consent of, Agent. Notwithstanding anything to the contrary contained herein, financial statements, reports, and other items required to be delivered pursuant to Schedule 5.1 to this Agreement (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (x) on which the Administrative Borrower posts such documents, or provides a link thereto on the Administrative Borrower’s website on the Internet at https://www.nautilusinc.com/investors/sec-filings/; or (y) on which such documents are posted on the Administrative Borrower’s behalf on EDGAR or another Internet or intranet website, if any, to which each Lender and the Agent have access (whether a commercial, third-party website or whether sponsored by the Agent); provided that: (1) the Borrowers shall deliver paper copies of such documents to the Agent or any Lender that requests the Borrowers to deliver such paper copies until a written request to cease delivering paper copies is given by the Agent or such Lender and (2) the Administrative Borrower shall notify the Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding DB1/ 133650928.13 83 anything contained herein, in every instance, the Borrowers shall be required to provide paper copies of the Compliance Certificates required by Schedule 5.1 to this Agreement to the Agent. The Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Loan Parties with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. 5.2 Reporting. Borrowers (a) will deliver to Agent (and if so requested by Agent, with copies for each Lender) each of the reports set forth on Schedule 5.2 to this Agreement in form, scope and detail reasonably satisfactory to Agent at the times specified therein, and (b) agree to use commercially reasonable efforts in cooperation with Agent to facilitate and implement a system of electronic collateral reporting in order to provide electronic reporting of each of the items set forth on such Schedule. Borrowers and Agent hereby agree that the delivery of the Borrowing Base Certificate through any electronic method as may be approved by Agent from time to time in its sole discretion, or by such other electronic input of information necessary to calculate the Borrowing Bases or the ABL Borrowing Base as may be approved by Agent from time to time in its sole discretion, shall in each case be deemed to satisfy the obligation of Borrowers to deliver such Borrowing Base Certificate, with the same legal effect as if such Borrowing Base Certificate had been manually executed by Borrowers and delivered to Agent. 5.3 Existence. Except as otherwise permitted under Section 6.3 or Section 6.4, each Loan Party will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect such Person’s valid existence and good standing in its jurisdiction of organization and, except as could not reasonably be expected to result in a Material Adverse Effect, good standing with respect to all other jurisdictions in which it is qualified to do business and any rights, franchises, permits, licenses, accreditations, authorizations, or other approvals material to their businesses. 5.4 Maintenance of Properties. Each Loan Party will, and will cause each of its Subsidiaries to, maintain and preserve all of its assets that are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear, tear, casualty, and condemnation and Permitted Dispositions excepted (and except where the failure to so maintain and preserve assets could not reasonably be expected to result in a Material Adverse Effect). 5.5 Taxes. Each Loan Party will, and will cause each of its Subsidiaries to, pay in full before delinquency or before the expiration of any extension period all Taxes imposed, levied, or assessed against it, or any of its assets or in respect of any of its income, businesses, or franchises, other than Taxes not in excess of $500,000 outstanding at any time and other than to the extent that the validity of such Tax is the subject of a Permitted Protest. 5.6 Insurance. (a) Each Loan Party will, and will cause each of its Subsidiaries to, at Borrowers’ expense, maintain insurance respecting each of each Loan Party’s and its Subsidiaries’ assets wherever located, covering liabilities, losses or damages as are customarily are insured against by other Persons engaged in same or similar businesses and similarly situated and located. All such policies of insurance shall be with financially sound and reputable insurance companies acceptable to Agent (it being agreed that, as of the Closing Date, the Loan Parties’ existing insurance providers as set forth in the certificates of insurance delivered to Agent on or about the Closing Date shall be deemed to be acceptable to Agent) and in such amounts as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and located and, in any event, in amount, adequacy, and scope reasonably satisfactory to Agent (it being agreed that the amount, adequacy, and scope of the policies of insurance of Borrowers in effect as of the Closing Date are acceptable to Agent). All property insurance policies are to

DB1/ 133650928.13 84 be made payable to Agent for the benefit of Agent and the Lenders, as their interests may appear, in case of loss, pursuant to a standard lender’s loss payable endorsement with a standard non-contributory “lender” or “secured party” clause and are to contain such other provisions as Agent may reasonably require to fully protect the Lenders’ interest in the Collateral and to any payments to be made under such policies. All certificates of property and general liability insurance are to be delivered to Agent, with the lender’s loss payable and additional insured endorsements in favor of Agent and shall provide for not less than thirty days (ten days in the case of non-payment) prior written notice to Agent of the exercise of any right of cancellation. Unless Borrowers provide Agent with evidence of the continuing insurance coverage required by this Agreement, Agent may purchase insurance at Borrowers’ expense to protect Agent’s and Lenders’ interests in the Collateral. This insurance may, but need not, protect each Borrower’s and each other Loan Party’s interests. The coverage that Agent purchases may, but need not, pay any claim that is made against any Borrower or any other Loan Party in connection with the Collateral. Borrowers may later cancel any insurance purchased by Agent, but only after providing Agent with evidence that Borrowers have obtained the insurance coverage required by this Agreement. If Agent purchases insurance for the Collateral, as set forth above, Borrowers will be responsible for the costs of that insurance, including interest and any other charges that may be imposed with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance and the costs of the insurance may be added to the principal amount of the Loans owing hereunder. The costs of the insurance may be more than the cost of insurance that Borrowers may be able to obtain on their own. (b) Borrowers shall give Agent prompt notice of any loss exceeding $500,000 covered by the casualty or business interruption insurance of any Loan Party or its Subsidiaries. Upon the occurrence and during the continuance of an Event of Default, Agent shall have the sole right to file claims under any property and general liability insurance policies in respect of the Collateral, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies. (c) If at any time the area in which any Real Property that is subject to a Mortgage is located is designated a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), obtain flood insurance in such total amount and on terms that are satisfactory to Agent and all Lenders from time to time, and otherwise comply with the Flood Laws or as is otherwise satisfactory to Agent and all Lenders. 5.7 Inspection. (a) Each Loan Party will, and will cause each of its Subsidiaries to, permit Agent, any Lender, and each of their respective duly authorized representatives or agents to visit any of its properties and inspect any of its assets or books and records, to examine and make copies of its books and records, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers and employees (provided, that an authorized representative of a Borrower shall be allowed to be present) at such reasonable times and intervals as Agent or any Lender, as applicable, may designate and, so long as no Default or Event of Default has occurred and is continuing, with reasonable prior notice to Borrowers and during regular business hours, at Borrowers’ expense in accordance with this Agreement and the provisions of the Fee Letter, subject to the limitations set forth below in Section 5.7(c). (b) Each Loan Party will, and will cause each of its Subsidiaries to, permit Agent and each of its duly authorized representatives or agents to conduct field examinations, appraisals or valuations at such reasonable times and intervals as Agent may designate, at Borrowers’ expense in accordance with this Agreement and the provisions of the Fee Letter, subject to the limitations set forth below in Section 5.7(c). DB1/ 133650928.13 85 (c) So long as no Event of Default shall have occurred and be continuing during a calendar year, Borrowers shall not be obligated to reimburse Agent for more than (i) two (2) field examinations in such calendar year (decreasing to one (1) field examination per calendar year commencing with the calendar year beginning January 1, 2024 if ABL Availability is not less than 30% of the Combined Line Cap (excluding the effect, if any, of any Term Pushdown Reserve) at all times during such calendar year, (ii) two (2) inventory appraisals in such calendar year (decreasing to one (1) inventory appraisal if per calendar year commencing with the calendar year beginning January 1, 2024 if ABL Availability is not less than 30% of the Combined Line Cap (excluding the effect, if any, of any Term Pushdown Reserve) at all times during such calendar year, and (iii) one (1) appraisal of intellectual property in such calendar year, in each case under this Section 5.7(c), except for field examinations and appraisals conducted in connection with a proposed Acquisition (whether or not consummated); provided, that so long as (A) no Event of Default has occurred and is continuing and (B) the ABL Agent and/or the Borrowers furnish to the Agent any inventory appraisals with respect to the inventory of the Domestic Borrower and field examinations solely with respect to the assets of the Domestic Borrowers conducted by an Acceptable Appraiser/Field Examiner in accordance with the terms of the ABL Credit Agreement, the Agent and the Lenders shall rely on such inventory appraisals and field examinations of the ABL Priority Collateral of the Domestic Borrower conducted by the Acceptable Appraiser/Field Examiner in lieu of conducting independent inventory appraisals and field examinations of the ABL Priority Collateral of the Domestic Borrower pursuant to the terms of this Section 5.7(c) (it being understood that Agent’s and the Lenders’ reliance on the inventory appraisals and field examinations of the ABL Priority Collateral of the Domestic Borrower conducted by the Acceptable Appraiser/Field Examiner shall not limit or preclude in any way the Agent’s and/or the Lenders’ ability to conduct, or cause to be conducted, any appraisals and field examinations in respect of any assets of any other Borrower or any appraisal of the IP or of any other Collateral (to the extent applicable)). Notwithstanding anything to the contrary contained herein, the Agent may cause additional inventory appraisals, IP appraisals, and field examinations to be undertaken (i) as it in its reasonable discretion deems necessary or appropriate, at its own expense, or (ii) if an Event of Default shall have occurred and be continuing or if required by applicable law, at the expense of the Loan Parties. For the avoidance of doubt, the appraisals and the commercial finance examination described in clauses (m) and (n) of Schedule 3.1 to this Agreement shall not be included in the determination of whether appraisals or field examinations may be undertaken pursuant to this Section 5.7(c). 5.8 Compliance with Laws. Each Loan Party will, and will cause each of its Subsidiaries to, comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. 5.9 Environmental. Each Loan Party will, and will cause each of its Subsidiaries to, (a) Keep any property either owned or operated by any Loan Party or its Subsidiaries free of any Environmental Liens or post bonds or other financial assurances sufficient to satisfy the obligations or liability evidenced by such Environmental Liens, (b) Comply, in all material respects, with Environmental Laws and provide to Agent documentation of such compliance which Agent reasonably requests, (c) Promptly notify Agent of any release of which any Loan Party has knowledge of a Hazardous Material in any reportable quantity from or onto property owned or operated by any Loan Party or its Subsidiaries and take any Remedial Actions required to abate said release or otherwise to come into compliance, in all material respects, with applicable Environmental Law, and

DB1/ 133650928.13 86 (d) Promptly, but in any event within five Business Days of its receipt thereof, provide Agent with written notice of any of the following: (i) notice that an Environmental Lien has been filed against any of the real or personal property of a Loan Party or its Subsidiaries, (ii) commencement of any Environmental Action or written notice that an Environmental Action will be filed against a Loan Party or its Subsidiaries, and (iii) written notice of a violation, citation, or other administrative order from a Governmental Authority. 5.10 Disclosure Updates. Each Loan Party will, promptly and in no event later than five Business Days after obtaining knowledge thereof, notify Agent if any written information, exhibit, or report furnished to Agent or the Lenders contained, at the time it was furnished, any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made. The foregoing to the contrary notwithstanding, any notification pursuant to the foregoing provision will not cure or remedy the effect of the prior untrue statement of a material fact or omission of any material fact nor shall any such notification have the effect of amending or modifying this Agreement or any of the Schedules hereto. 5.11 Formation of Subsidiaries. Each Loan Party will, at the time that any Loan Party forms or acquires any direct or indirect Subsidiary after the Closing Date, within ten days of such event (or such later date as permitted by Agent in its sole discretion) (a) cause such new Subsidiary (i) if such Subsidiary is a Domestic Subsidiary or a Canadian Subsidiary, as applicable, and Administrative Borrower requests, subject to the consent of Agent, that such Domestic Subsidiary or such Canadian Subsidiary, as applicable, be joined as a Borrower hereunder, to provide to Agent a Joinder to this Agreement, and (ii) to provide to Agent a joinder to the Guaranty and Security Agreement or Canadian Guaranty and Security Agreement, as applicable, in each case, together with such other security agreements (including Mortgages with respect to any Real Property owned in fee of such new Subsidiary with a fair market value of greater than $500,000), as well as appropriate financing statements (and with respect to all property subject to a Mortgage, fixture filings), all in form and substance reasonably satisfactory to Agent (including being sufficient to grant Agent a first-priority Lien (subject to Permitted Liens) in and to the assets of such newly formed or acquired Subsidiary (other than any assets expressly excluded from the Collateral (as defined in the Guaranty and Security Agreement or the Canadian Guaranty and Security Agreement, as applicable)) (it being agreed and understood that all Borrowers (as defined in the ABL Credit Agreement as in effect on the date hereof) from time to time party to the ABL Credit Agreement and all Guarantors (as defined in the ABL Credit Agreement as in effect) from time to time party to the ABL Credit Agreement or other ABL Loan Documents shall be party to the Guaranty and Security Agreement and/or the Canadian Guaranty and Security Agreement, as the case may be); provided, that the Joinder, the joinder to the Guaranty and Security Agreement, the joinder to the Canadian Guaranty and Security Agreement (if applicable), and such other security agreements shall not be required to be provided to Agent with respect to any Subsidiary of any Loan Party that is a CFC if providing such agreements would result in material adverse tax consequences or the costs to the Loan Parties of providing such guaranty or such security agreements are unreasonably excessive (as determined by Agent in consultation with Borrowers) in relation to the benefits to Agent and the Lenders of the security or guarantee afforded thereby, (b) provide, or cause the applicable Loan Party to provide, to Agent a pledge agreement (or an addendum to the Guaranty and Security Agreement) and appropriate certificates and powers or financing statements, pledging all of the direct or beneficial ownership interest in such new Subsidiary in form and substance reasonably satisfactory to Agent; provided, that only 65% of the total outstanding voting Equity Interests of any Subsidiary (other than any Subsidiary that is, or may be, a Loan Party) of a Loan Party that is a CFC shall be required to be pledged if pledging a greater amount would result in material adverse tax consequences or the costs to the Loan Parties of providing such pledge are unreasonably excessive (as determined by Agent in consultation with Borrowers) in relation to the benefits to Agent and the Lenders of the security afforded thereby (which pledge, if requested by Agent, shall be governed by the laws of the jurisdiction of such Subsidiary), and (c) provide to Agent all other documentation, including the Governing Documents of such Subsidiary and one DB1/ 133650928.13 87 or more opinions of counsel reasonably satisfactory to Agent, which, in its opinion, is appropriate with respect to the execution and delivery of the applicable documentation referred to above (including policies of title insurance, flood certification documentation or other documentation with respect to all Real Property owned in fee and subject to a Mortgage). Any document, agreement, or instrument executed or issued pursuant to this Section 5.11 shall constitute a Loan Document. 5.12 Further Assurances. Each Loan Party will, and will cause each of the other Loan Parties to, at any time upon the reasonable request of Agent, execute or deliver to Agent any and all financing statements, fixture filings, security agreements, pledges, assignments, Mortgages, deeds of trust, opinions of counsel, and all other documents (the “Additional Documents”) that Agent may reasonably request in form and substance reasonably satisfactory to Agent, to create, perfect, and continue perfected or to better perfect Agent’s Liens in all of the assets of each of the Loan Parties (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal) (other than any assets expressly excluded from the Collateral (as defined in the Guaranty and Security Agreement) pursuant to Section 3 of the Guaranty and Security Agreement), to create and perfect Liens in favor of Agent in any Real Property acquired and owned in fee by any other Loan Party, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents; provided, that the foregoing shall not apply to any Subsidiary (other than any Subsidiary that is, or may be, a Borrower) of a Loan Party that is a CFC if providing such documents would result in material adverse tax consequences or the costs to the Loan Parties of providing such documents are unreasonably excessive (as determined by Agent in consultation with Borrowers) in relation to the benefits to Agent and the Lenders of the security afforded thereby. To the maximum extent permitted by applicable law, if any Borrower or any other Loan Party refuses or fails to execute or deliver any reasonably requested Additional Documents within a reasonable period of time not to exceed 5 Business Days following the request to do so, each Borrower and each other Loan Party hereby authorizes Agent to execute any such Additional Documents in the applicable Loan Party’s name and authorizes Agent to file such executed Additional Documents in any appropriate filing office. In furtherance of, and not in limitation of, the foregoing, each Loan Party shall take such actions as Agent may reasonably request from time to time to ensure that the Obligations are guaranteed by the Guarantors and are secured by substantially all of the assets of the Loan Parties, including all of the outstanding capital Equity Interests of each Borrower and its Subsidiaries (in each case, other than with respect to any assets expressly excluded from the Collateral (as defined in the Guaranty and Security Agreement) pursuant to Section 3 of the Guaranty and Security Agreement). Notwithstanding anything to the contrary contained herein (including Section 5.11 hereof and this Section 5.12) or in any other Loan Document, (x) Agent shall not accept delivery of any Mortgage from any Loan Party unless each of the Lenders has received 45 days prior written notice thereof and Agent has received confirmation from each Lender that such Lender has completed its flood insurance diligence, has received copies of all flood insurance documentation and has confirmed that flood insurance compliance has been completed as required by the Flood Laws or as otherwise satisfactory to such Lender and (y) Agent shall not accept delivery of any joinder to any Loan Document with respect to any Subsidiary of any Loan Party that is not a Loan Party, if such Subsidiary that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation unless such Subsidiary has delivered a Beneficial Ownership Certification in relation to such Subsidiary and Agent has completed its Patriot Act searches, Canadian AML Legislation searches (if applicable), OFAC/PEP searches, Canadian AML Legislation searches (if applicable) and customary individual background checks for such Subsidiary, the results of which shall be satisfactory to Agent. 5.13 Joinder of Nautilus Dutch and Nautilus Swiss. (a) Upon the earlier of (i) the exercise of the Additional Portion of Term Loan as set forth in Section 2.14 and (ii) January 15, 2023 (or such later date as may be agreed to by Agent in its sole discretion), the Loan Parties shall cause Nautilus Dutch to join this Agreement as a Guarantor (or, solely if the Additional Portion of Term Loan is being exercised pursuant to Section 2.14, as a Borrower), and

DB1/ 133650928.13 88 execute all Additional Documents that Agent may reasonably request in form and substance reasonably satisfactory to Agent, to guarantee (including on a joint and several basis) all of the Obligations and to create and perfect Agent’s Liens, and continue perfected or to better perfect Agent’s Liens in all of the assets of Nautilus Dutch (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal), to create and perfect Liens in favor of Agent, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents (including, without limitation, any security documentation governed by foreign law that the Agent deems necessary or advisable). (b) On or prior to February 28, 2023 (or such later date as may be agreed to by Agent in its sole discretion), the Loan Parties shall cause Nautilus Swiss and Nautilus Fitness Equipments to join this Agreement as a Guarantor, and execute all Additional Documents that Agent may reasonably request in form and substance reasonably satisfactory to Agent, to guarantee (including on a joint and several basis) all of the Obligations and to create and perfect Agent’s Liens, and continue perfected or to better perfect Agent’s Liens in all of the assets of Nautilus Swiss and Nautilus Fitness Equipments (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal), to create and perfect Liens in favor of Agent, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents (including, without limitation, any security documentation governed by foreign law that the Agent deems necessary or advisable); provided, that such joinder and such other security agreements shall not be required to be provided to Agent with respect to Nautilus Swiss and Nautilus Fitness Equipments if providing such agreements would result in material adverse tax consequences or the costs to the Loan Parties of providing such guaranty or such security agreements are unreasonably excessive (as determined by Agent in consultation with Borrowers) in relation to the benefits to Agent and the Lenders of the security or guarantee afforded thereby. 5.14 Location of Inventory; Chief Executive Office. Each Loan Party will, and will cause each of its Subsidiaries to, keep (a) their Inventory only at the locations identified on Schedule 4.25 to this Agreement (provided that Borrowers may amend Schedule 4.25 to this Agreement so long as such amendment occurs by written notice to Agent not less than ten days prior to the date on which such Inventory is moved to such new location and so long as Agent has consented to such amendment and such new location is within the continental United States), and (b) their respective chief executive offices only at the locations identified on Schedule 7 to the Guaranty and Security Agreement or Schedule 7 to the Canadian Guaranty and Security Agreement, as applicable. Subject to Section 5.18, each Loan Party will, and will cause each of its Subsidiaries to, use their commercially reasonable efforts to obtain Collateral Access Agreements for each of the locations identified on Schedule 7 to the Guaranty and Security Agreement or Schedule 7 to the Canadian Guaranty and Security Agreement, as applicable, and Schedule 4.25 to this Agreement. 5.15 Compliance with ERISA and the IRC. In addition to and without limiting the generality of Section 5.8, (a) comply in all material respects with applicable provisions of ERISA and the IRC with respect to all Employee Benefit Plans, (b) without the prior written consent of Agent and the Required Lenders, not take any action or fail to take action the result of which could result in a Loan Party or ERISA Affiliate incurring a material liability to the PBGC or to a Multiemployer Plan (other than to pay contributions or premiums payable in the ordinary course), (c) allow any facts or circumstances to exist with respect to one or more Employee Benefit Plans that, in the aggregate, reasonably could be expected to result in a Material Adverse Effect, (d) not participate in any prohibited transaction that could result in other than a non-material civil penalty excise tax, fiduciary liability or correction obligation under ERISA or the IRC, (e) operate each Employee Benefit Plan in such a manner that will not incur any material tax liability under the IRC (including Section 4980B of the IRC), and (e) furnish to Agent upon Agent’s written request such additional reasonable information about any Employee Benefit Plan for which any Loan Party or ERISA Affiliate could reasonably expect to incur any material liability. With respect to each Pension Plan, except as could not reasonably be expected to result in a Material Adverse Effect, individually or in the DB1/ 133650928.13 89 aggregate, the Loan Parties and the ERISA Affiliates shall (i) satisfy in full and in a timely manner, without incurring any late payment or underpayment charge or penalty and without giving rise to any Lien, all of the contribution and funding requirements of the IRC and of ERISA, and (ii) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to ERISA. 5.16 OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws. Each Loan Party will, and will cause each of its Subsidiaries to comply with all applicable Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. Each of the Loan Parties and its Subsidiaries shall implement and maintain in effect policies and procedures reasonably designed to ensure compliance by the Loan Parties and their Subsidiaries and their respective directors, officers, employees, agents and Affiliates with Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. 5.17 Material Contracts. Contemporaneously with the delivery of each Compliance Certificate pursuant to Section 5.1, Borrowers will provide Agent with copies of (a) each Material Contract entered into since the delivery of the previous Compliance Certificate, and (b) each material amendment or modification of any Material Contract entered into since the delivery of the previous Compliance Certificate. 5.18 Post-Closing Obligations. The Loan Parties will complete each of the tasks and other items set forth on Schedule 5.18 no later than the times specified therein or such later date as Agent may agree in writing. 5.19 Cash Management. Subject to the terms of the Intercreditor Agreement: (a) At all times during a Cash Dominion Period, the Loan Parties shall cause the ABL Agent, in a manner consistent with any Control Agreement, to take all actions with respect to a Cash Dominion Period (as defined in the ABL Loan Documents), including, without limitation, issuing an Activation Instruction (as defined in the ABL Loan Documents) and requiring the Loan Parties to ACH or wire transfer no less frequently than daily (and whether or not there are then any outstanding Obligations) to a Deposit Account that is subject to a Control Agreement in favor of Agent all amounts on deposit in each DDA and all payments received from all Credit Card Issuers and Credit Card Processors. (b) Each Control Agreement shall require, following Agent’s notice, the ACH or wire transfer no less frequently than daily (and whether or not there are then any outstanding Obligations) to a concentration account designated by the Agent, of all cash receipts and collections received by each Loan Party from all sources, including, without limitation, the following: (i) all available cash receipts (x) from the sale of Inventory, and (y) subject to the Intercreditor Agreement, from the sale of other assets (whether or not constituting Collateral); (ii) all proceeds of collections of Accounts; (iii) all Net Cash Proceeds, and all other cash payments received by a Loan Party from any Person or from any source or on account of any Disposition or other transaction or event, (iv) the then contents of each DDA; and (v) the proceeds of all credit card charges.

DB1/ 133650928.13 90 (c) Upon the reasonable request of the Agent, the Loan Parties shall cause bank statements and/or other reports to be delivered to the Agent not less often than monthly, accurately setting forth all amounts deposited in each Deposit Account subject to a Control Agreement to ensure the proper transfer of funds as set forth above. (d) Within ninety (90) days (or such later date as the Agent may agree to in its sole discretion) of the Closing Date, the Loan Parties shall have established the Term Loan Priority Account (subject to a Control Agreement in favor of the Agent). (e) Subject to clause (d) above, all proceeds of Term Priority Collateral shall be remitted to the Term Loan Priority Account. (f) After the Discharge of ABL Obligations, all proceeds of the Collateral shall be deposited in the Term Loan Priority Account or as otherwise agreed to by the Agent. (g) The Agent and the Lenders acknowledge and agree that the Control Agreements executed and delivered to the Agent on the Closing Date satisfy the requirements set forth in clause (b) above. 5.20 ABL Borrowing Base. If at any time the Term Pushdown Reserve is greater than zero ($0), then the Borrowers shall immediately notify the Agent and the ABL Agent thereof, and cause the ABL Agent to establish and maintain the Term Pushdown Reserve against the ABL Borrowing Base. The Borrowers shall deliver prompt evidence reasonably satisfactory to the Agent that such reserve has been established and is being maintained. 6. NEGATIVE COVENANTS. Each Borrower covenants and agrees that, until the payment in full of the Obligations: 6.1 Indebtedness. Each Loan Party will not, and will not permit any of its Subsidiaries to, create, incur, assume, suffer to exist, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except for Permitted Indebtedness. 6.2 Liens. Each Loan Party will not, and will not permit any of its Subsidiaries to, create, incur, assume, or suffer to exist, directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens. 6.3 Restrictions on Fundamental Changes. Each Loan Party will not, and will not permit any of its Subsidiaries to, (a) enter into any merger, amalgamation, consolidation, reorganization, or recapitalization, or reclassify its Equity Interests, except for (i) any merger or amalgamation between Loan Parties; provided, that a Borrower must be the surviving entity of any such merger or amalgamation to which it is a party and no Default or Event of Default would result therefrom, (ii) any merger or amalgamation between a Loan Party and a Subsidiary of such Loan Party that is not a Loan Party so long as such Loan Party is the surviving entity of any such merger, and (iii) any merger or amalgamation between Subsidiaries of any Loan Party that are not Loan Parties, DB1/ 133650928.13 91 (b) liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), except for (i) the liquidation or dissolution of non-operating Subsidiaries of any Loan Party with nominal assets and nominal liabilities, (ii) the liquidation or dissolution of a Loan Party (other than any Borrower) or any of its wholly-owned Subsidiaries so long as all of the assets (including any interest in any Equity Interests) of such liquidating or dissolving Loan Party or Subsidiary are transferred to a Loan Party that is not liquidating or dissolving, or (iii) the liquidation or dissolution of a Subsidiary of any Loan Party that is not a Loan Party (other than any such Subsidiary the Equity Interests of which (or any portion thereof) is subject to a Lien in favor of Agent) so long as all of the assets of such liquidating or dissolving Subsidiary are transferred to a Subsidiary of a Loan Party that is not liquidating or dissolving, (c) suspend or cease operating a substantial portion of its or their business, except as permitted pursuant to clauses (a) or (b) above or in connection with a transaction permitted under Section 6.4, or (d) change its classification/status for U.S. federal income tax purposes. 6.4 Disposal of Assets. Other than Permitted Dispositions or transactions expressly permitted by Sections 6.3 or 6.9, each Loan Party will not, and will not permit any of its Subsidiaries to, convey, sell, lease, license, assign, transfer, or otherwise Dispose of any of its or their assets (including by an allocation of assets among newly divided limited liability companies pursuant to a “plan of division” or pursuant to a Sale–Leaseback or other sale-and-leaseback transaction). 6.5 Nature of Business. Each Loan Party will not, and will not permit any of its Subsidiaries to, make any change in the nature of its or their business as described in Schedule 6.5 to this Agreement or acquire any properties or assets that are not reasonably related to the conduct of such business activities; provided, that the foregoing shall not prevent any Loan Party and its Subsidiaries from engaging in any business that is reasonably related or ancillary to its or their business. 6.6 Prepayments and Amendments. Each Loan Party will not, and will not permit any of its Subsidiaries to, (a) Except in connection with Refinancing Indebtedness permitted by Section 6.1, (i) optionally prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of any Loan Party or its Subsidiaries, other than (A) the Obligations in accordance with this Agreement, (B) Hedge Obligations, (C) to the extent not otherwise prohibited by the Intercompany Subordination Agreement, Permitted Intercompany Advances, or (D) (1) mandatory or scheduled payments of the ABL Obligations and (2) all voluntary prepayments of the ABL Obligations, in each case in accordance with the terms of the ABL Loan Documents, or (ii) make any payment on account of Indebtedness that has been contractually subordinated in right of payment to the Obligations if such payment is not permitted at such time under the subordination terms and conditions, or (b) Directly or indirectly, amend, modify, or change any of the terms or provisions of: (i) any agreement, instrument, document, indenture, or other writing evidencing or concerning Permitted Indebtedness (other than (A) the Obligations in accordance with this Agreement, (B) Hedge Obligations, (C) subject to the Intercompany Subordination Agreement, Permitted Intercompany Advances, (D) Indebtedness permitted under clauses (c), (h)

DB1/ 133650928.13 92 , (j) and (k) of the definition of Permitted Indebtedness, and (E) any ABL Loan Document or agreement in respect of any refinancing of any Indebtedness under any ABL Loan Document, to the extent that such amendment, modification or waiver would be permitted under the Intercreditor Agreement without the consent of the Agent), (ii) any Material Contract (other than the Pacific Direct License Agreement) except to the extent that such amendment, modification, or change could not, individually or in the aggregate, reasonably be expected to be materially adverse to the interests of the Lenders, (iii) any Credit Card Agreement except to the extent that such amendment, modification, or change could not, individually or in the aggregate, reasonably be expected to be materially adverse to the interests of the Lenders, (iv) the Governing Documents of any Loan Party or any of its Subsidiaries if the effect thereof, either individually or in the aggregate, could reasonably be expected to be materially adverse to the interests of the Lenders, or (v) the Pacific Direct License Agreement, unless such amendment, modification, or change is permitted pursuant to the terms of the Pacific Direct Collateral Assignment. 6.7 Restricted Payments. Each Loan Party will not, and will not permit any of its Subsidiaries to, make any Restricted Payment; provided, that so long as it is permitted by law, (a) Administrative Borrower may make distributions to former employees, officers, or directors of Administrative Borrower (or any spouses, ex-spouses, or estates of any of the foregoing) on account of redemptions of Equity Interests of Administrative Borrower held by such Persons; provided, that (i) the aggregate amount of such redemptions made by Administrative Borrower during the term of this Agreement plus the amount of Indebtedness outstanding under clause (l) of the definition of Permitted Indebtedness, does not exceed $250,000 in the aggregate, and (ii) if such distribution is made in cash, no Default or Event of Default shall have occurred and be continuing or would result therefrom, (b) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, Administrative Borrower may make distributions to former employees, officers, or directors of Administrative Borrower (or any spouses, ex-spouses, or estates of any of the foregoing), solely in the form of forgiveness of Indebtedness of such Persons owing to Administrative Borrower on account of repurchases of the Equity Interests of Administrative Borrower held by such Persons; provided, that such Indebtedness was incurred by such Persons solely to acquire Equity Interests of Administrative Borrower, (c) Administrative Borrower’s Subsidiaries may make distributions to Administrative Borrower (i) in an amount sufficient to pay franchise taxes and other fees required to maintain the legal existence of the Loan Parties and their Subsidiaries to the extent actually used by Administrative Borrower to pay such taxes, costs and expenses, and (ii) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, in an amount sufficient to pay out-of-pocket legal, accounting and filing costs and other expenses in the nature of overhead in the ordinary course of business of the Loan Parties and their Subsidiaries, (d) each of the Borrowers may declare and pay dividends with respect to its common stock payable solely in additional shares of its common stock, and, with respect to its preferred stock, payable solely in additional shares of such preferred stock or in shares of its common stock, or DB1/ 133650928.13 93 (e) any Subsidiary may make a Restricted Payment to a Borrower and any Subsidiary which is not a Loan Party may make a Restricted Payment to another Subsidiary. Notwithstanding anything to the contrary contained herein, no Borrower Intellectual Property or any asset included in the determination of any Borrowing Base or any ABL Borrowing Base shall be the subject of any Restricted Payment to any non-Loan Party without the prior written consent of the Agent. 6.8 Accounting Methods. Each Loan Party will not, and will not permit any of its Subsidiaries to, modify or change its fiscal year or its method of accounting (other than as may be required to conform to GAAP). 6.9 Investments. Each Loan Party will not, and will not permit any of its Subsidiaries to, directly or indirectly, make or acquire any Investment or incur any liabilities (including contingent obligations) for or in connection with any Investment except for Permitted Investments. 6.10 Transactions with Affiliates. Each Loan Party will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction with any Affiliate of any Loan Party or any of its Subsidiaries except for: (a) transactions (other than (x) the payment of management, consulting, monitoring, or advisory fees and (y) intercompany activities in the ordinary course of business and consistent with past practices in respect of “cost-plus” arrangements and/or transfer pricing arrangements (which clauses (x) and (y) shall not be deemed to include Special Foreign Subsidiary Investments) between such Loan Party or its Subsidiaries, on the one hand, and any Affiliate of such Loan Party or its Subsidiaries, on the other hand, so long as such transactions (i) are fully disclosed to Agent prior to the consummation thereof, if they involve one or more payments by such Loan Party or its Subsidiaries to an Affiliate that is not a Loan Party in excess of $1,000,000 for any single transaction or series of related transactions, and (ii) are no less favorable, taken as a whole, to such Loan Party or its Subsidiaries, as applicable, than would be obtained in an arm’s length transaction with a non-Affiliate, (b) any indemnity provided for the benefit of directors (or comparable managers) of a Loan Party or one of its Subsidiaries so long as it has been approved by such Loan Party’s or such Subsidiary’s board of directors (or comparable governing body) in accordance with applicable law, (c) the payment of reasonable compensation, severance, or employee benefit arrangements to employees, officers, and outside directors of a Loan Party or one of its Subsidiaries in the ordinary course of business and consistent with industry practice so long as it has been approved by such Loan Party’s or such Subsidiary’s board of directors (or comparable governing body) in accordance with applicable law, (d) (i) transactions solely among the Loan Parties, and (ii) transactions solely among Subsidiaries of Loan Parties that are not Loan Parties, (e) transactions permitted by Section 6.3, Section 6.7, or Section 6.9, or (f) agreements for the non-exclusive licensing of intellectual property, or distribution of products, in each case, among the Loan Parties and their Subsidiaries for the purpose of the counterparty thereof operating its business, and agreements for the assignment of intellectual property from any Loan Party or any of its Subsidiaries to any Loan Party.

DB1/ 133650928.13 94 6.11 Use of Proceeds. Each Loan Party will not, and will not permit any of its Subsidiaries to, use the proceeds of any Loan made hereunder for any purpose other than (a) on the Closing Date, (i) to repay, in full, the outstanding principal, accrued interest, and accrued fees and expenses owing under or in connection with the ABL Existing Term Loan, (ii) to repay, in part, the ABL Revolving Loans outstanding on the Closing Date in an amount not less than $19,273,541.11 and (iii) to pay the fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, in each case, as set forth in the Flow of Funds Agreement, and (b) thereafter, consistent with the terms and conditions hereof, for their lawful and permitted purposes; provided that (x) no part of the proceeds of the Term Loan will be used to purchase or carry any such Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such Margin Stock or for any purpose that violates the provisions of Regulation T, U or X of the Board of Governors, (y) no part of the proceeds of the Term Loan will be used, directly or, to Borrowers’ knowledge after due care and inquiry, indirectly, to make any payments to a Sanctioned Entity or a Sanctioned Person, to fund any investments, loans or contributions in, or otherwise make such proceeds available to, a Sanctioned Entity or a Sanctioned Person, to fund any operations, activities or business of a Sanctioned Entity or a Sanctioned Person, or in any other manner that would result in a violation of Sanctions by any Person, and (z) that no part of the proceeds of the Term Loan will be used, directly or, to Borrowers’ knowledge after due care and inquiry, indirectly, in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Sanctions, Anti-Corruption Laws or Anti-Money Laundering Laws. 6.12 Limitation on Issuance of Equity Interests. Except for the issuance or sale of Qualified Equity Interests by Administrative Borrower, each Loan Party will not, and will not permit any of its Subsidiaries to, issue or sell any of its Equity Interests. 6.13 Inventory with Bailees. Each Loan Party will not, and will not permit any of its Subsidiaries to, store its Inventory at any time with a bailee, warehouseman, or similar party except as set forth on Schedule 4.25 (as such Schedule may be amended in accordance with Section 5.14). 6.14 Acquisition of ABL Obligations. No Loan Party shall, and shall not permit any Subsidiary or Affiliate to purchase, redeem, tender for or otherwise acquire, directly or indirectly, any ABL Obligations. Any purchase, redemption or tender for the ABL Obligations in contravention of this Section 6.14 shall be null and void. For the avoidance of doubt, this Section 6.14 is not intended and shall not prevent Borrowers from making any payments or prepayments of the ABL Obligations not otherwise prohibited by this Agreement or the Intercreditor Agreement. 6.15 Employee Benefits; Canadian Defined Benefit Plan. Each Loan Party will not, and will not permit any of its Subsidiaries to (a) Terminate, or permit any ERISA Affiliate to terminate, any Pension Plan in a manner, or take any other action with respect to any Pension Plan, which could reasonably be expected to result in any material liability of any Loan Party or ERISA Affiliate to the PBGC. (b) Fail to make, or permit any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Pension Plan, agreement relating thereto or applicable law, any Loan Party or ERISA Affiliate is required to pay if such failure could reasonably be expected to have a Material Adverse Effect. (c) Permit to exist, or allow any ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of section 302 of ERISA or section 412 of the Code, whether or not DB1/ 133650928.13 95 waived, with respect to any Pension Plan which exceeds $2,000,000 with respect to all Pension Plans in the aggregate. (d) Sponsor, maintain, contribute to or otherwise incur liability under a Canadian Defined Benefit Plan. (e) Contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to, any Multiemployer Plan not set forth on Schedule 4.10. (f) Amend, or permit any ERISA Affiliate to amend, a Pension Plan resulting in a material increase in current liability such that a Loan Party is required to provide security to such Pension Plan under the IRC. 6.16 Credit Card Agreements. Each Loan Party will not, and will not permit any of its Subsidiaries to, enter into any arrangements (including, without limitation, Credit Card Agreements) after the Closing Date with respect to the processing and/or payment to such Loan Party or such Subsidiary of the proceeds of any credit card charges, debit card charges, and charge card charges for sales made by such Loan Party or such Subsidiary other than those listed Schedule 4.31 unless Agent has received a Credit Card Notification with respect thereto. 6.17 Immaterial Subsidiary. Each Loan Party will not permit any Immaterial Subsidiary to (a) own any assets, (b) have any liabilities, or (c) engage in any business activity. 7. FINANCIAL COVENANTS. Each Borrower covenants and agrees that, until the payment in full of the Obligations: 7.1 Minimum Excess ABL Availability. Prior to the FCCR Financial Covenant Trigger Date, the Borrowers and their Subsidiaries shall at all times maintain ABL Availability of not less than the greater of (a) $10,000,000 (or, if any Additional Portion of Term Loan has been funded, $11,000,000) and (b) 12.5% of the Combined Line Cap (excluding the effect, if any, of any Term Pushdown Reserve). 7.2 Fixed Charge Coverage Ratio. From and after the FCCR Financial Covenant Trigger Date, during the continuance of a Covenant Testing Period, the Borrowers and their Subsidiaries shall maintain a Fixed Charge Coverage Ratio, calculated for the trailing twelve consecutive fiscal months ending on the last day of the fiscal month most recently ended for which financial statements and a Compliance Certificate have been delivered pursuant to Schedule 5.1 prior to the occurrence of the Covenant Testing Period, and for each period of trailing twelve consecutive fiscal months ending on the last day of each fiscal month thereafter, in each case of at least 1.00 to 1.00. 8. EVENTS OF DEFAULT. Any one or more of the following events shall constitute an event of default (each, an “Event of Default”) under this Agreement: 8.1 Payments. If Borrowers fail to pay when due and payable, or when declared due and payable, (a) all or any portion of the Obligations consisting of interest, fees, or charges due the Lender Group, reimbursement of Lender Group Expenses, or other amounts (other than any portion thereof constituting principal) constituting Obligations (including any portion thereof that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in

DB1/ 133650928.13 96 part as a claim in any such Insolvency Proceeding), and such failure continues for a period of three Business Days or (b) all or any portion of the principal of the Loans; 8.2 Covenants. If any Loan Party or any of its Subsidiaries: (a) fails to perform or observe any covenant or other agreement contained in any of (i) Sections 5.1, 5.2, 5.3 (solely if any Borrower is not in good standing in its jurisdiction of organization), 5.6, 5.7 (solely if any Borrower refuses to allow Agent or its representatives or agents to visit any Borrower’s properties, inspect its assets or books or records, examine and make copies of its books and records, or discuss Borrowers’ affairs, finances, and accounts with officers and employees of any Borrower), 5.10, 5.11, 5.13, 5.16, 5.18, 5.19 or 5.20 of this Agreement, (ii) Section 6 of this Agreement, (iii) Section 7 of this Agreement, (iv) Section 7 of the Guaranty and Security Agreement, or (v) Section 7 of the Canadian Guaranty and Security Agreement; (b) fails to perform or observe any covenant or other agreement contained in any of Sections 5.3 (other than if any Borrower is not in good standing in its jurisdiction of organization), 5.4, 5.5, 5.8, 5.12, or 5.17 of this Agreement and such failure continues for a period of ten days after the earlier of (i) the date on which such failure shall first become known to any officer of any Borrower, or (ii) the date on which written notice thereof is given to Borrowers by Agent; or (c) fails to perform or observe any covenant or other agreement contained in this Agreement, or in any of the other Loan Documents, in each case, other than any such covenant or agreement that is the subject of another provision of this Section 8 (in which event such other provision of this Section 8 shall govern), and such failure continues for a period of thirty days after the earlier of (i) the date on which such failure shall first become known to any officer of any Borrower, or (ii) the date on which written notice thereof is given to Borrowers by Agent; 8.3 Judgments. If one or more judgments, orders, or awards for the payment of money involving an aggregate amount of $1,000,000, or more (except to the extent fully covered (other than to the extent of customary deductibles) by insurance pursuant to which the insurer has not denied coverage) is entered or filed against a Loan Party or any of its Subsidiaries, or with respect to any of their respective assets, and either (a) there is a period of thirty consecutive days at any time after the entry of any such judgment, order, or award during which (i) the same is not discharged, satisfied, vacated, or bonded pending appeal, or (ii) a stay of enforcement thereof is not in effect, or (b) enforcement proceedings are commenced upon such judgment, order, or award; 8.4 Voluntary Bankruptcy, etc. If an Insolvency Proceeding is commenced by a Loan Party or any of its Subsidiaries; 8.5 Involuntary Bankruptcy, etc. If an Insolvency Proceeding is commenced against a Loan Party or any of its Subsidiaries and any of the following events occur: (a) such Loan Party or such Subsidiary consents to the institution of such Insolvency Proceeding against it, (b) the petition commencing the Insolvency Proceeding is not timely controverted, (c) the petition commencing the Insolvency Proceeding is not dismissed within sixty calendar days of the date of the filing thereof, (d) an interim trustee is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, such Loan Party or its Subsidiary, or (e) an order for relief shall have been issued or entered therein; 8.6 Default Under Other Agreements If there is (a) a default in one or more agreements to which a Loan Party or any of its Subsidiaries is a party with one or more third Persons relative to a Loan Party’s or any of its Subsidiaries’ Indebtedness involving an aggregate amount of $2,000,000 or more (other DB1/ 133650928.13 97 than a default under the ABL Loan Documents), and such default (i) occurs at the final maturity of the obligations thereunder, or (ii) results in a right by such third Person, irrespective of whether exercised, to accelerate the maturity of such Loan Party’s or its Subsidiary’s obligations thereunder, (b) a default in or an involuntary early termination of one or more Hedge Agreements to which a Loan Party or any of its Subsidiaries is a party, or (c) an “Event of Default” (as defined in the ABL Credit Agreement) that has occurred, which “Event of Default” (as defined in the ABL Credit Agreement) has not been waived in writing by the ABL Agent and the required ABL Lenders in accordance with the terms of the ABL Credit Agreement; 8.7 Representations, etc. If any warranty, representation, certificate, statement, or Record made herein or in any other Loan Document or delivered in writing to Agent or any Lender in connection with this Agreement or any other Loan Document proves to be untrue in any material respect (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date of issuance or making or deemed making thereof; 8.8 Guaranty. If the obligation of any Guarantor under the guaranty contained in the Guaranty and Security Agreement is limited or terminated by operation of law or by such Guarantor (other than in accordance with the terms of this Agreement) or if any Guarantor repudiates or revokes or purports to repudiate or revoke any such guaranty; 8.9 Security Documents. If the Guaranty and Security Agreement or any other Loan Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, (except to the extent of Permitted Liens which are non-consensual Permitted Liens, permitted purchase money Liens or the interests of lessors under Capital Leases) first-priority Lien on the Collateral covered thereby, except (a) as a result of a disposition of the applicable Collateral in a transaction permitted under this Agreement, or (b) with respect to Collateral the aggregate value of which, for all such Collateral, does not exceed at any time, $1,000,000; 8.10 Loan Documents. The validity or enforceability of any Loan Document shall at any time for any reason (other than solely as the result of an action or failure to act on the part of Agent) be declared to be null and void, or a proceeding shall be commenced by a Loan Party or its Subsidiaries, or by any Governmental Authority having jurisdiction over a Loan Party or its Subsidiaries, seeking to establish the invalidity or unenforceability thereof, or a Loan Party or its Subsidiaries shall deny that such Loan Party or its Subsidiaries has any liability or obligation purported to be created under any Loan Document; or 8.11 Change of Control. A Change of Control shall occur, whether directly or indirectly. 8.12 Pension Matters. The occurrence of any of the following events: (a) any Loan Party or ERISA Affiliate fails to make full payment when due of all amounts which any Loan Party or ERISA Affiliate is required to pay as contributions, installments, or otherwise to or with respect to a Pension Plan, Canadian Pension Plan or Multiemployer Plan, and such failure could reasonably be expected to result in liability of any Loan Party in excess of $2,000,000, (b) an accumulated funding deficiency or funding shortfall in excess of $1,000,000 occurs or exists, whether or not waived, with respect to any Pension Plan, individually or in the aggregate, (c) a Notification Event or Canadian Pension Event, which could reasonably be expected to result in liability of any Loan Party in excess of $2,000,000, either individually or in the aggregate, or (d) any Loan Party or ERISA Affiliate completely or partially withdraws from one or more Multiemployer Plans and incurs Withdrawal Liability in excess of $2,000,000 in the aggregate, or fails to make any Withdrawal Liability payment when due.

DB1/ 133650928.13 98 8.13 Credit Card Agreements. The occurrence of any of the following events: (a) any Credit Card Issuer or Credit Card Processor shall send notice to any Borrower that it is ceasing to make or suspending payments to such Borrower of amounts due or to become due to such Borrower or shall cease or suspend such payments, or shall send notice to such Borrower that it is terminating its arrangements with such Borrower or such arrangements shall terminate as a result of any event of default under such arrangements, which continues for more than the applicable cure period, if any, with respect thereto, unless such Borrower shall have entered into arrangements with another Credit Card Issuer or Credit Card Processor, as the case may be, within 60 days after the date of any such notice, or (b) any Credit Card Issuer or Credit Card Processor withholds payment of amounts otherwise payable to a Borrower to fund a reserve account or otherwise hold as collateral, or shall require a Borrower to pay funds into a reserve account or for such Credit Card Issuer or Credit Card Processor to otherwise hold as collateral, or any Borrower shall provide a letter of credit, guarantee, indemnity or similar instrument to or in favor of such Credit Card Issuer or Credit Card Processors such that in the aggregate all of such funds in the reserve account, other than amounts held as collateral and the amount of such letters of credit, guarantees, indemnities or similar instruments shall exceed an amount equal to or exceeding 10% of the Credit Card Receivables processed by such Credit Card Issuer or Credit Card Processor in the immediately preceding fiscal year. 8.14 Intercreditor Provisions. (a) Prior to the Discharge of ABL Obligations, the Intercreditor Agreement or any provision thereof (the “Intercreditor Provisions”) shall, in whole or in part, terminate or otherwise fail or cease to be valid and binding on, or enforceable against, any Loan Party, the ABL Agent or any holder of the ABL Obligations (or any Loan Party, the ABL Agent or any such holder shall so state in writing); or (b) any provision of the Intercreditor Agreement shall, at any time after the delivery of such Intercreditor Agreement, fail to be legally valid, binding, or enforceable; or 8.15 Term Pushdown Reserve. The ABL Agent fails to implement and maintain the Term Pushdown Reserve against the ABL Borrowing Base at any time that the Term Pushdown Reserve is greater than zero ($0). 8.16 Breach of Contractual Obligations. Any Loan Party or any Subsidiary thereof fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Material Contract or fails to observe or perform any other agreement or condition relating to any such Material Contract or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs with respect thereto, the effect of which would reasonably be expected to have a Material Adverse Effect. 8.17 Material Customers. All or substantially all of the transactional relationship between a Loan Party or any Subsidiary thereof, and any Material Customer is terminated by such Material Customer, and the loss of such relationship would reasonably be expected to have a Material Adverse Effect. 8.18 Inventory Letter Agreement. Nautilus or any Foreign Subsidiary fails to comply with the terms of the Inventory Letter Agreement or repudiates or terminates or purports to repudiate or terminate the Inventory Letter Agreement. 9. RIGHTS AND REMEDIES. 9.1 Rights and Remedies. Upon the occurrence and during the continuation of an Event of Default, Agent may, and, at the instruction of the Required Lenders, shall, in addition to any other rights or remedies provided for hereunder or under any other Loan Document or by applicable law, do any one or more of the following: DB1/ 133650928.13 99 (a) by written notice to Borrowers, declare the principal of, and any and all accrued and unpaid interest and fees in respect of, the Loans and all other Obligations, whether evidenced by this Agreement or by any of the other Loan Documents to be immediately due and payable, whereupon the same shall become and be immediately due and payable and Borrowers shall be obligated to repay all of such Obligations in full, without presentment, demand, protest, or further notice or other requirements of any kind, all of which are hereby expressly waived by each Borrower; and (b) exercise all other rights and remedies available to Agent or the Lenders under the Loan Documents, under applicable law, or in equity. The foregoing to the contrary notwithstanding, upon the occurrence of any Event of Default described in Section 8.4 or Section 8.5, in addition to the remedies set forth above, without any notice to Borrowers or any other Person or any act by the Lender Group, the Obligations, inclusive of the principal of, and any and all accrued and unpaid interest and fees in respect of, the Loans and all other Obligations (including Early Termination Premium), whether evidenced by this Agreement or by any of the other Loan Documents, shall automatically become and be immediately due and payable and Borrowers shall automatically be obligated to repay all of such Obligations in full, without presentment, demand, protest, or notice or other requirements of any kind, all of which are expressly waived by Borrowers. 9.2 Remedies Cumulative. The rights and remedies of the Lender Group under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. The Lender Group shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by the Lender Group of one right or remedy shall be deemed an election, and no waiver by the Lender Group of any Default or Event of Default shall be deemed a continuing waiver. No delay by the Lender Group shall constitute a waiver, election, or acquiescence by it. 10. WAIVERS; INDEMNIFICATION. 10.1 Demand; Protest; etc. Each Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by the Lender Group on which any Borrower may in any way be liable. 10.2 The Lender Group’s Liability for Collateral. Each Borrower hereby agrees that: (a) so long as Agent complies with its obligations, if any, under the Code, the Lender Group shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (b) all risk of loss, damage, or destruction of the Collateral shall be borne by the Loan Parties. 10.3 Indemnification. Each Borrower shall pay, indemnify, defend, and hold the Agent- Related Persons, the Lender-Related Persons, and each Participant (each, an “Indemnified Person”) harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable fees and disbursements of attorneys, experts, or consultants and all other costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution and delivery (provided, that Borrowers shall not be liable for costs and expenses (including attorneys’ fees) of any Lender (other than SLR) incurred in advising, structuring, drafting, reviewing, administering or syndicating the Loan Documents), enforcement, performance, or administration (including any restructuring or workout

DB1/ 133650928.13 100 with respect hereto) of this Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby or the monitoring of the Loan Parties’ and their Subsidiaries’ compliance with the terms of the Loan Documents (provided, that the indemnification in this clause (a) shall not extend to (i) disputes solely between or among the Lenders that do not involve any acts or omissions of any Loan Party, or (ii) disputes solely between or among the Lenders and their respective Affiliates that do not involve any acts or omissions of any Loan Party; it being understood and agreed that the indemnification in this clause (a) shall extend to Agent (but not the Lenders unless the dispute involves an act or omission of a Loan Party) relative to disputes between or among Agent on the one hand, and one or more Lenders, or one or more of their Affiliates, on the other hand, or (iii) any claims for Taxes, which shall be governed by Section 16, other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim), (b) with respect to any actual or prospective investigation, litigation, or proceeding related to this Agreement, any other Loan Document, the making of any Loans hereunder, or the use of the proceeds of the Loans provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto, and (c) in connection with or arising out of any presence or release of Hazardous Materials at, on, under, to or from any assets or properties owned, leased or operated by any Loan Party or any of its Subsidiaries or any Environmental Actions, Environmental Liabilities or Remedial Actions related in any way to any such assets or properties of any Loan Party or any of its Subsidiaries (each and all of the foregoing, the “Indemnified Liabilities”). The foregoing to the contrary notwithstanding, no Borrower shall have any obligation to any Indemnified Person under this Section 10.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person or its officers, directors, employees, attorneys, or agents. This provision shall survive the termination of this Agreement and the repayment in full of the Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Borrowers were required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Borrowers with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON. 11. NOTICES. Unless otherwise provided in this Agreement, all notices or demands relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as a party may designate in accordance herewith), or telefacsimile. In the case of notices or demands to any Loan Party or Agent, as the case may be, they shall be sent to the respective address set forth below: If to any Loan Party: c/o Administrative Borrower Nautilus, Inc. 17750 S.E. 6th Way Vancouver, Washington 98683 Attn: Aina Konold, Chief Financial Officer Email: akonold@nautilus.com Fax no.: 360-859-8357 Attn: Alan Chan, Chief Legal Officer and Secretary Email: achan@nautilus.com Fax no.: 360-859-2511 DB1/ 133650928.13 101 with copies to: Sidley Austin LLP 787 Seventh Avenue New York, New York 10019 Attn: Leslie Plaskon Email: lplaskon@sidley.com Fax No.: 212-839-5599 If to Agent: Crystal Financial LLC d/b/a SLR Credit Solutions Two International Place, 17th Floor Boston, MA 02110 Attn: Michael Stavrakos Email: mstavrakos@slrcreditsolutions.com with copies to: Morgan, Lewis & Bockius LLP One Federal Street Boston, MA 02110 Attn: Marc R. Leduc Fax No.: (617) 341-7701 Email: marc.leduc@morganlewis.com Any party hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other party. All notices or demands sent in accordance with this Section 11, shall be deemed received on the earlier of the date of actual receipt or three Business Days after the deposit thereof in the mail; provided, that (a) notices sent by overnight courier service shall be deemed to have been given when received, (b) notices by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient) and (c) notices by electronic mail shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgment). 12. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION. (a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401)). (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE OF NEW YORK AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE

DB1/ 133650928.13 102 AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH BORROWER AND EACH MEMBER OF THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12(b). (c) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A “CLAIM”). EACH BORROWER AND EACH MEMBER OF THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. (d) EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE OF NEW YORK AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (e) NO CLAIM MAY BE MADE BY ANY PARTY HERETO AGAINST ANY OTHER PARTY HERETO, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OR ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES OR LOSSES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH PARTY HERETO HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR. 13. ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS. 13.1 Assignments and Participations. DB1/ 133650928.13 103 (a) (i) Subject to the conditions set forth in clause (a)(ii) below, any Lender may assign and delegate all or any portion of its rights and duties under the Loan Documents (including the Obligations owed to it) to one or more assignees (each, an “Assignee”), with the prior written consent (such consent not be unreasonably withheld or delayed) of: (A) Borrowers; provided, that (x) no consent of Borrowers shall be required (1) if a Default or Event of Default has occurred and is continuing, or (2) in connection with an assignment to a Person that is a Lender or an Affiliate (other than natural persons) of a Lender and (y) that Borrowers shall be deemed to have consented to a proposed assignment unless they object thereto by written notice to Agent within five Business Days after having received notice thereof; and (B) Agent. (ii) Assignments shall be subject to the following additional conditions: (A) no assignment may be made (I) so long as no Event of Default has occurred and is continuing, to a Disqualified Institution, or (II) to a natural person, (B) no assignment may be made to a Loan Party or an Affiliate of a Loan Party, (C) the amount of the Commitments and the other rights and obligations of the assigning Lender hereunder and under the other Loan Documents subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to Agent) shall be in a minimum amount (unless waived by Agent) of $5,000,000 (except such minimum amount shall not apply to (I) an assignment or delegation by any Lender to any other Lender, an Affiliate of any Lender, or a Related Fund of such Lender, or (II) a group of new Lenders, each of which is an Affiliate of each other or a Related Fund of such new Lender to the extent that the aggregate amount to be assigned to all such new Lenders is at least $5,000,000), (D) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, (E) the parties to each assignment shall execute and deliver to Agent an Assignment and Acceptance; provided, that Borrowers and Agent may continue to deal solely and directly with the assigning Lender in connection with the interest so assigned to an Assignee until written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, have been given to Borrowers and Agent by such Lender and the Assignee, (F) unless waived by Agent, the assigning Lender or Assignee has paid to Agent, for Agent’s separate account, a processing fee in the amount of $3,500, and (G) the assignee, if it is not a Lender, shall deliver to Agent an Administrative Questionnaire in a form approved by Agent (the “Administrative Questionnaire”). (b) From and after the date that Agent receives the executed Assignment and Acceptance and, if applicable, payment of the required processing fee, (i) the Assignee thereunder shall be

DB1/ 133650928.13 104 a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall be a “Lender” and shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assigning Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except with respect to Section 10.3) and be released from any future obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto and thereto); provided, that nothing contained herein shall release any assigning Lender from obligations that survive the termination of this Agreement, including such assigning Lender’s obligations under Section 15 and Section 17.9(a). (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto, (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto, (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (iv) such Assignee will, independently and without reliance upon Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (v) such Assignee appoints and authorizes Agent to take such actions and to exercise such powers under this Agreement and the other Loan Documents as are delegated to Agent, by the terms hereof and thereof, together with such powers as are reasonably incidental thereto, and (vi) such Assignee agrees that it will perform all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender. (d) Immediately upon Agent’s receipt of the required processing fee, if applicable, and delivery of notice to the assigning Lender pursuant to Section 13.1(b), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Obligations arising therefrom. The Obligations allocated to each Assignee shall reduce such Obligations of the assigning Lender pro tanto. (e) Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons (a “Participant”) participating interests in all or any portion of its Obligations and the other rights and interests of that Lender (the “Originating Lender”) hereunder and under the other Loan Documents; provided, that (i) the Originating Lender shall remain a “Lender” for all purposes of this Agreement and the other Loan Documents and the Participant receiving the participating interest in the Obligations and the other rights and interests of the Originating Lender hereunder shall not constitute a “Lender” hereunder or under the other Loan Documents and the Originating Lender’s obligations under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) Borrowers, Agent, and the Lenders shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender’s rights and obligations under this Agreement and the other Loan Documents, (iv) no Lender shall transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to this Agreement or any other Loan Document would (A) extend the final DB1/ 133650928.13 105 maturity date of the Obligations hereunder in which such Participant is participating, (B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating, (C) release all or substantially all of the Collateral or guaranties (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating, (D) postpone the payment of, or reduce the amount of, the interest or fees payable to such Participant through such Lender (other than a waiver of default interest), or (E) decrease the amount or postpone the due dates of scheduled principal repayments or prepayments or premiums payable to such Participant through such Lender, (v) no participation shall be sold to a natural person, (vi) no participation shall be sold to a Loan Party or an Affiliate of a Loan Party, (vii) all amounts payable by Borrowers hereunder shall be determined as if such Lender had not sold such participation, except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement and (viii) for the avoidance of doubt, each Borrower agrees that each Participant shall be entitled to the benefits of Section 16 hereof (subject to the requirements and limitations therein, including the requirements under Section 16.2 (it being understood that the documentation required under Section 16.2 shall be delivered to the participating Lender solely)) to the same extent as if it were a Lender and had acquired its interest by assignment; provided that such Participant (shall not be entitled to receive any greater payment under Section 16, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. The rights of any Participant only shall be derivative through the Originating Lender with whom such Participant participates and no Participant shall have any rights under this Agreement or the other Loan Documents or any direct rights as to the other Lenders, Agent, Borrowers, the Collateral, or otherwise in respect of the Obligations. No Participant shall have the right to participate directly in the making of decisions by the Lenders among themselves. (f) In connection with any such assignment or participation or proposed assignment or participation or any grant of a security interest in, or pledge of, its rights under and interest in this Agreement, a Lender may, subject to the provisions of Section 17.9, disclose all documents and information which it now or hereafter may have relating to any Loan Party and its Subsidiaries and their respective businesses. (g) Any other provision in this Agreement notwithstanding, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement to secure obligations of such Lender, including any pledge in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR §203.24, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law; provided, that no such pledge shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (h) Agent (as a non-fiduciary agent on behalf of Borrowers) shall maintain, or cause to be maintained, a register (the “Register”) on which it enters the name and address of each Lender as the registered owner of the Term Loan (and the principal amount thereof and stated interest thereon) held by such Lender (each, a “Registered Loan”). Other than in connection with an assignment by a Lender of all or any portion of its Term Loan to an Affiliate of such Lender or a Related Fund of such Lender (i) a Registered Loan (and the registered note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each registered note shall expressly so provide) and (ii) any assignment or sale of all or part of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by registration of such assignment or

DB1/ 133650928.13 106 sale on the Register, together with the surrender of the registered note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such registered note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new registered notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the registered note, if any evidencing the same), Borrowers shall treat the Person in whose name such Registered Loan (and the registered note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary. In the case of any assignment by a Lender of all or any portion of its Term Loan to an Affiliate of such Lender or a Related Fund of such Lender, and which assignment is not recorded in the Register, the assigning Lender, on behalf of Borrowers, shall maintain a register comparable to the Register. (i) In the event that a Lender sells participations in the Registered Loan, such Lender, as a non-fiduciary agent on behalf of Borrowers, shall maintain (or cause to be maintained) a register on which it enters the name of all participants in the Registered Loans held by it (and the principal amount (and stated interest thereon) of the portion of such Registered Loans that is subject to such participations) (the “Participant Register”). A Registered Loan (and the Registered Note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each registered note shall expressly so provide). Any participation of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register. No Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register. (j) Agent shall make a copy of the Register available for review by Borrowers and any Lender at any reasonable time and from time to time upon reasonable prior notice. (k) Notwithstanding anything to the contrary in this Agreement or the other Loan Documents, (i) neither SLR nor any of its Affiliates shall be required to comply with this Section 13.1 in connection with any transaction involving any other Affiliate of SLR or any of its lenders or funding or financing sources, and neither SLR nor any of its Affiliates shall have an obligation to disclose any such transaction to any Person and (ii) there shall be no limitation or restriction on (A) the ability of SLR or its Affiliates to assign or otherwise transfer its rights and/or obligations under this Agreement or any other Loan Document, the Term Loan or any Obligation to any other Affiliate of SLR or any lender or financing or funding source of SLR or any of its Affiliates or (B) any such lender’s or funding or financing source’s ability to assign or otherwise transfer its rights and/or obligations under this Agreement or any other Loan Document, the Term Loan or any Obligation; provided, however, that SLR shall continue to be liable as a “Lender” under this Agreement and the other Loan Documents unless such other Person complies with the provisions of this Agreement to become a “Lender.” 13.2 Successors. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, that no Borrower may assign this Agreement or any rights or duties hereunder without the Lenders’ prior written consent and any prohibited assignment shall be absolutely void ab initio. No consent to assignment by the Lenders shall release any Borrower from its DB1/ 133650928.13 107 Obligations. A Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder pursuant to Section 13.1 and, except as expressly required pursuant to Section 13.1, no consent or approval by any Borrower is required in connection with any such assignment. 14. AMENDMENTS; WAIVERS. 14.1 Amendments and Waivers. (a) No amendment, waiver or other modification of any provision of this Agreement or any other Loan Document (other than the Fee Letter), and no consent with respect to any departure by any Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Agent at the written request of the Required Lenders) and the Loan Parties that are party thereto and then any such waiver or consent shall be effective, but only in the specific instance and for the specific purpose for which given; provided, that no such waiver, amendment, or consent shall, unless in writing and signed by all of the Lenders directly affected thereby and all of the Loan Parties that are party thereto, do any of the following: (i) increase the amount of or extend the expiration date of any Commitment of any Lender, (ii) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees, or other amounts due hereunder or under any other Loan Document, (iii) reduce the principal of, or the rate of interest on, any loan or other extension of credit hereunder, or reduce any fees or other amounts payable hereunder or under any other Loan Document (except (A) in connection with the waiver of applicability of Section 2.6(c) (which waiver shall be effective with the written consent of the Required Lenders), and (B) that any amendment or modification of defined terms used in the financial covenants in this Agreement shall not constitute a reduction in the rate of interest or a reduction of fees for purposes of this clause (iii)), (iv) amend, modify, or eliminate this Section or any provision of this Agreement providing for consent or other action by all Lenders, (v) amend, modify, or eliminate Section 3.1, (vi) amend, modify, or eliminate Section 15.11, (vii) other than as permitted by Section 15.11, release or contractually subordinate Agent’s Lien in and to any of the Collateral, (viii) amend, modify, or eliminate the definitions of “Required Lenders,” “Supermajority Lenders,” or “Pro Rata Share”, (ix) other than in connection with a merger, amalgamation, liquidation, dissolution or sale of such Person expressly permitted by the terms hereof or the other Loan Documents, release any Borrower or any Guarantor from any obligation for the payment of money or consent to the assignment or transfer by any Borrower or any Guarantor of any of its rights or duties under this Agreement or the other Loan Documents,

DB1/ 133650928.13 108 (x) amend, modify, or eliminate any of the provisions of Section 2.4(b)(i), (ii) or (iii) or Section 2.4(e) or 2.4(f), (xi) at any time that any Real Property is included in the Collateral, add, increase, renew or extend the Term Loan hereunder until the completion of flood due diligence, documentation and coverage as required by the Flood Laws or as otherwise satisfactory to all Lenders, or (xii) amend, modify, or eliminate any of the provisions of Section 13.1 with respect to assignments to, or participations with, Persons who are Loan Parties or Affiliates of a Loan Party. (b) No amendment, waiver, modification, or consent shall amend, modify, waive, or eliminate, (i) the definition of, or any of the terms or provisions of, the Fee Letter, without the written consent of Agent and Borrowers (and shall not require the written consent of any of the Lenders), (ii) any provision of Section 15 pertaining to Agent, or any other rights or duties of Agent under this Agreement or the other Loan Documents, without the written consent of Agent, Borrowers, and the Required Lenders; (c) (c) No amendment, waiver, modification, elimination, or consent shall amend, without written consent of Agent, Borrowers and the Supermajority Lenders, do any of the following: (i) amend, modify, or eliminate the definition of Borrowing Base, Domestic Borrowing Base, Canadian Borrowing Base or any of the defined terms (including the definitions of Eligible Accounts, Eligible Credit Card Receivables, Eligible Inventory, Eligible Finished Goods Inventory, Eligible Spare Parts Inventory, Eligible In-Transit Inventory, and Eligible IP) that are used in such definition to the extent that any such change results in more credit being made available to Borrowers based upon the Borrowing Base, the Domestic Borrowing Base, or the Canadian Borrowing Base, but not otherwise; or (ii) change Section 2.1(c); provided that the foregoing shall not limit the discretion of the Agent to change, establish or eliminate any Reserves; (d) [Reserved]; (e) [Reserved]; and (f) Anything in this Section 14.1 to the contrary notwithstanding, (i) any amendment, modification, elimination, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Loan Document that relates only to the relationship of the Lender Group among themselves, and that does not affect the rights or obligations of any Loan Party, shall not require consent by or the agreement of any Loan Party, (ii) any amendment, waiver, modification, elimination, or consent of or with respect to any provision of this Agreement or any other Loan Document may be entered into without the consent of, or over the objection of, any Defaulting Lender other than any of the matters governed by Section 14.1(a)(i) through (iii) that affect such Lender, and (iii) any amendment contemplated by Section 2.12(a)(i) of this Agreement in connection with a Benchmark Transition Event shall be effective as contemplated by such Section 2.12(a)(i) hereof. DB1/ 133650928.13 109 14.2 Replacement of Certain Lenders. (a) If (i) any action to be taken by the Lender Group or Agent hereunder requires the consent, authorization, or agreement of all Lenders or all Lenders affected thereby and if such action has received the consent, authorization, or agreement of the Required Lenders but not of all Lenders or all Lenders affected thereby, or (ii) any Lender makes a claim for compensation under Section 16, then Borrowers or Agent, upon at least five Business Days prior irrevocable notice, may permanently replace any Lender (other than SLR) that failed to give its consent, authorization, or agreement (a “Non-Consenting Lender”) or any Lender that made a claim for compensation (a “Tax Lender”) with one or more Replacement Lenders, and the Non-Consenting Lender or Tax Lender, as applicable, shall have no right to refuse to be replaced hereunder. Such notice to replace the Non-Consenting Lender or Tax Lender, as applicable, shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given. (b) Prior to the effective date of such replacement, the Non-Consenting Lender or Tax Lender, as applicable, and each Replacement Lender shall execute and deliver an Assignment and Acceptance, subject only to the Non-Consenting Lender or Tax Lender, as applicable, being repaid in full its share of the outstanding Obligations (without any premium or penalty of any kind whatsoever, but including (i) all interest, fees and other amounts that may be due in payable in respect thereof and (ii) Funding Losses). If the Non-Consenting Lender or Tax Lender, as applicable, shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such replacement, Agent may, but shall not be required to, execute and deliver such Assignment and Acceptance in the name or and on behalf of the Non-Consenting Lender or Tax Lender, as applicable, and irrespective of whether Agent executes and delivers such Assignment and Acceptance, the Non-Consenting Lender or Tax Lender, as applicable, shall be deemed to have executed and delivered such Assignment and Acceptance. The replacement of any Non-Consenting Lender or Tax Lender, as applicable, shall be made in accordance with the terms of Section 13.1. 14.3 No Waivers; Cumulative Remedies. No failure by Agent or any Lender to exercise any right, remedy, or option under this Agreement or any other Loan Document, or delay by Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Agent or any Lender on any occasion shall affect or diminish Agent’s and each Lender’s rights thereafter to require strict performance by Borrowers of any provision of this Agreement. Agent’s and each Lender’s rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Agent or any Lender may have. 15. AGENT; THE LENDER GROUP. 15.1 Appointment and Authorization of Agent. Each Lender hereby designates and appoints SLR as its agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes Agent to execute and deliver each of the other Loan Documents on its behalf and to take such other action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Agent agrees to act as agent for and on behalf of the Lenders on the conditions contained in this Section 15. Any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Loan Documents, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent. Without limiting

DB1/ 133650928.13 110 the generality of the foregoing, the use of the term “agent” in this Agreement or the other Loan Documents with reference to Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only a representative relationship between independent contracting parties. Each Lender hereby further authorizes Agent to act as the secured party under each of the Loan Documents that create a Lien on any item of Collateral. Except as expressly otherwise provided in this Agreement, Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions that Agent expressly is entitled to take or assert under or pursuant to this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, or of any other provision of the Loan Documents that provides rights or powers to Agent, Lenders agree that Agent shall have the right to exercise the following powers as long as this Agreement remains in effect: (a) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Collateral, payments and proceeds of Collateral, and related matters, (b) execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Loan Documents, or to take any other action with respect to any Collateral or Loan Documents which may be necessary to perfect, and maintain perfected, the security interests and Liens upon Collateral pursuant to the Loan Documents, (c) make the Term Loan, for itself or on behalf of Lenders, as provided in the Loan Documents, (d) exclusively receive, apply, and distribute payments and proceeds of the Collateral as provided in the Loan Documents, (e) open and maintain such bank accounts and cash management arrangements as Agent deems necessary and appropriate in accordance with the Loan Documents for the foregoing purposes, (f) perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to any Loan Party or its Subsidiaries, the Obligations, the Collateral, or otherwise related to any of same as provided in the Loan Documents, and (g) incur and pay such Lender Group Expenses as Agent may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents. 15.2 Delegation of Duties. Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney in fact that it selects as long as such selection was made without gross negligence or willful misconduct. 15.3 Liability of Agent. None of the Agent-Related Persons shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by any Loan Party or any of its Subsidiaries or Affiliates, or any officer or director thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or its Subsidiaries or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lenders to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the books and records or properties of any Loan Party or its Subsidiaries. No Agent-Related Person shall have any liability to any Lender, and Loan Party or any of their respective Affiliates if any request for a Loan or other extension of credit was not authorized by the applicable Borrower. Agent shall not be required to take any action that, in its opinion or in the opinion of its counsel, may expose it to liability or that is contrary to any Loan Document or applicable law or regulation. DB1/ 133650928.13 111 15.4 Reliance by Agent. Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, telefacsimile or other electronic method of transmission, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrowers or counsel to any Lender), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless Agent shall first receive such advice or concurrence of the Lenders as it deems appropriate and until such instructions are received, Agent shall act, or refrain from acting, as it deems advisable. If Agent so requests, it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders. 15.5 Notice of Default or Event of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest, fees, and expenses required to be paid to Agent for the account of the Lenders and, except with respect to Events of Default of which Agent has actual knowledge, unless Agent shall have received written notice from a Lender or Borrowers referring to this Agreement, describing such Default or Event of Default, and stating that such notice is a “notice of default.” Agent promptly will notify the Lenders of its receipt of any such notice or of any Event of Default of which Agent has actual knowledge. If any Lender obtains actual knowledge of any Event of Default, such Lender promptly shall notify the other Lenders and Agent of such Event of Default. Each Lender shall be solely responsible for giving any notices to its Participants, if any. Subject to Section 15.4, Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Section 9; provided, that unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable. 15.6 Credit Decision. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs of any Loan Party and its Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to Agent that it has, independently and without reliance upon any Agent-Related Person and based on such due diligence, documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of each Borrower or any other Person party to a Loan Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrowers. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of each Borrower or any other Person party to a Loan Document. Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Borrower or any other Person party to a Loan Document that may come into the possession of any of the Agent-Related Persons. Each Lender acknowledges that Agent does not have any duty or responsibility, either initially or on a continuing basis (except to the extent, if any, that is expressly

DB1/ 133650928.13 112 specified herein) to provide such Lender with any credit or other information with respect to any Borrower, its Affiliates or any of their respective business, legal, financial or other affairs, and irrespective of whether such information came into Agent’s or its Affiliates’ or representatives’ possession before or after the date on which such Lender became a party to this Agreement. 15.7 Costs and Expenses; Indemnification. Agent may incur and pay Lender Group Expenses to the extent Agent reasonably deems necessary or appropriate for the performance and fulfillment of its functions, powers, and obligations pursuant to the Loan Documents, including court costs, attorneys’ fees and expenses, fees and expenses of financial accountants, advisors, consultants, and appraisers, costs of collection by outside collection agencies, auctioneer fees and expenses, and costs of security guards or insurance premiums paid to maintain the Collateral, whether or not Borrowers are obligated to reimburse Agent or Lenders for such expenses pursuant to this Agreement or otherwise. Agent is authorized and directed to deduct and retain sufficient amounts from payments or proceeds of the Collateral received by Agent to reimburse Agent for such out-of-pocket costs and expenses prior to the distribution of any amounts to Lenders. In the event Agent is not reimbursed for such costs and expenses by the Loan Parties and their Subsidiaries, each Lender hereby agrees that it is and shall be obligated to pay to Agent such Lender’s ratable share thereof. Whether or not the transactions contemplated hereby are consummated, each of the Lenders, on a ratable basis, shall indemnify and defend the Agent-Related Persons (to the extent not reimbursed by or on behalf of Borrowers and without limiting the obligation of Borrowers to do so) from and against any and all Indemnified Liabilities; provided, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting solely from such Person’s gross negligence or willful misconduct nor shall any Lender be liable for the obligations of any Defaulting Lender in failing to make any extension of credit hereunder. Without limitation of the foregoing, each Lender shall reimburse Agent upon demand for such Lender’s ratable share of any costs or out of pocket expenses (including attorneys, accountants, advisors, and consultants fees and expenses) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any other Loan Document to the extent that Agent is not reimbursed for such expenses by or on behalf of Borrowers. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of Agent. 15.8 Agent in Individual Capacity. SLR and its Affiliates may make loans to, accept deposits from, acquire Equity Interests in, and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with any Loan Party and its Subsidiaries and Affiliates and any other Person party to any Loan Document as though SLR were not Agent hereunder, and, in each case, without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, SLR or its Affiliates may receive information regarding a Loan Party or its Affiliates or any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of such Loan Party or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver Agent will use its reasonable best efforts to obtain), Agent shall not be under any obligation to provide such information to them. The terms “Lender” and “Lenders” include SLR in its individual capacity. 15.9 Successor Agent. Agent may resign as Agent upon 30 days (ten days if an Event of Default has occurred and is continuing) prior written notice to the Lenders (unless such notice is waived by the Required Lenders) and Borrowers (unless such notice is waived by Borrowers or a Default or Event of Default has occurred and is continuing). If Agent resigns under this Agreement, the Required Lenders shall be entitled, with (so long as no Event of Default has occurred and is continuing) the consent of Borrowers (such consent not to be unreasonably withheld, delayed, or conditioned), appoint a successor Agent for the Lenders. If no successor Agent is appointed prior to the effective date of the resignation of Agent, Agent DB1/ 133650928.13 113 may appoint, after consulting with the Lenders and Borrowers, a successor Agent. If Agent has materially breached or failed to perform any material provision of this Agreement or of applicable law, the Required Lenders may agree in writing to remove and replace Agent with a successor Agent from among the Lenders with (so long as no Event of Default has occurred and is continuing) the consent of Borrowers (such consent not to be unreasonably withheld, delayed, or conditioned). In any such event, upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers, and duties of the retiring Agent and the term “Agent” shall mean such successor Agent and the retiring Agent’s appointment, powers, and duties as Agent shall be terminated. After any retiring Agent’s resignation hereunder as Agent, the provisions of this Section 15 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor Agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent’s notice of resignation, the retiring Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of Agent hereunder until such time, if any, as the Lenders appoint a successor Agent as provided for above. 15.10 Lender in Individual Capacity. Any Lender and its respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, , acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with any Loan Party and its Subsidiaries and Affiliates and any other Person party to any Loan Documents as though such Lender were not a Lender hereunder without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, such Lender and its respective Affiliates may receive information regarding a Loan Party or its Affiliates or any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of such Loan Party or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver such Lender will use its reasonable best efforts to obtain), such Lender shall not be under any obligation to provide such information to them. 15.11 Collateral Matters. (a) The Lenders hereby irrevocably authorize Agent to release any Lien on any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by the Loan Parties and their Subsidiaries of all of the Obligations, (ii) constituting property being sold or disposed of if a release is required or desirable in connection therewith and if Borrowers certify to Agent that the sale or disposition is permitted under Section 6.4 (and Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property in which no Loan Party or any of its Subsidiaries owned any interest at the time Agent’s Lien was granted nor at any time thereafter, (iv) constituting property leased or licensed to a Loan Party or its Subsidiaries under a lease or license that has expired or is terminated in a transaction permitted under this Agreement, or (v) in connection with a credit bid or purchase authorized under this Section 15.11. The Loan Parties and the Lenders hereby irrevocably authorize Agent, based upon the instruction of the Required Lenders, to (a) consent to the sale of, credit bid, or purchase (either directly or indirectly through one or more entities) all or any portion of the Collateral at any sale thereof conducted under the provisions of the Bankruptcy Code, including Section 363 of the Bankruptcy Code or any other Debtor Relief Laws, (b) credit bid or purchase (either directly or indirectly through one or more entities) all or any portion of the Collateral at any sale or other disposition thereof conducted under the provisions of the Code, including pursuant to Sections 9-610 or 9-620 of the Code, or the PSSA or (c) credit bid or purchase (either directly or indirectly through one or more entities) all or any portion of the Collateral at any other sale or foreclosure conducted or consented to by Agent in accordance with applicable law in any judicial action or proceeding or by the exercise of any legal or equitable remedy. In connection with any such credit bid or purchase, (i) the Obligations owed to the Lenders shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims being

DB1/ 133650928.13 114 estimated for such purpose if the fixing or liquidation thereof would not impair or unduly delay the ability of Agent to credit bid or purchase at such sale or other disposition of the Collateral and, if such contingent or unliquidated claims cannot be estimated without impairing or unduly delaying the ability of Agent to credit bid at such sale or other disposition, then such claims shall be disregarded, not credit bid, and not entitled to any interest in the Collateral that is the subject of such credit bid or purchase) and the Lenders whose Obligations are credit bid shall be entitled to receive interests (ratably based upon the proportion of their Obligations credit bid in relation to the aggregate amount of Obligations so credit bid) in the Collateral that is the subject of such credit bid or purchase (or in the Equity Interests of the any entities that are used to consummate such credit bid or purchase), and (ii) Agent, based upon the instruction of the Required Lenders, may accept non-cash consideration, including debt and equity securities issued by any entities used to consummate such credit bid or purchase and in connection therewith Agent may reduce the Obligations owed to the Lenders (ratably based upon the proportion of their Obligations credit bid in relation to the aggregate amount of Obligations so credit bid) based upon the value of such non-cash consideration. Except as provided above, Agent will not execute and deliver a release of any Lien on any Collateral without the prior written authorization of (y) if the release is of all or substantially all of the Collateral, all of the Lenders, or (z) otherwise, the Required Lenders. Upon request by Agent or Borrowers at any time, the Lenders will confirm in writing Agent’s authority to release any such Liens on particular types or items of Collateral pursuant to this Section 15.11; provided, that (1) anything to the contrary contained in any of the Loan Documents notwithstanding, Agent shall not be required to execute any document or take any action necessary to evidence such release on terms that, in Agent’s opinion, could expose Agent to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty, and (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly released) upon (or obligations of Borrowers in respect of) any and all interests retained by any Borrower, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral. Each Lender further hereby irrevocably authorizes Agent, at its option and in its sole discretion, to subordinate (by contract or otherwise) any Lien granted to or held by Agent on any property under any Loan Document (a) to the holder of any Permitted Lien on such property if such Permitted Lien secures purchase money Indebtedness (including Capitalized Lease Obligations) which constitute Permitted Indebtedness and (b) to the extent Agent has the authority under this Section 15.11 to release its Lien on such property. Notwithstanding the provisions of this Section 15.11, the Agent shall be authorized, without the consent of any Lender and without the requirement that an asset sale consisting of the sale, transfer or other disposition having occurred, to release any security interest in any building, structure or improvement located in an area determined by the Federal Emergency Management Agency to have special flood hazards provided that such building, structure or improvement has an immaterial fair market value. (b) Agent shall have no obligation whatsoever to any of the Lenders (i) to verify or assure that the Collateral exists or is owned by a Loan Party or any of its Subsidiaries or is cared for, protected, or insured or has been encumbered, (ii) to verify or assure that Agent’s Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, (iii) to verify or assure that any particular items of Collateral meet the eligibility criteria applicable in respect thereof, (iv) to impose, maintain, increase, reduce, implement, or eliminate any particular reserve hereunder or to determine whether the amount of any reserve is appropriate or not, or (v) to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, subject to the terms and conditions contained herein, Agent may act in any manner it may deem appropriate, in its sole discretion given Agent’s own interest in the Collateral in its capacity as one of the Lenders and that Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing, except as otherwise expressly provided herein. DB1/ 133650928.13 115 15.12 Restrictions on Actions by Lenders; Sharing of Payments. (a) Each of the Lenders agrees that it shall not, without the express written consent of Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the written request of Agent, set off against the Obligations, any amounts owing by such Lender to any Loan Party or its Subsidiaries or any deposit accounts of any Loan Party or its Subsidiaries now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so in writing by Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings to enforce any Loan Document against any Borrower or any Guarantor or to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral. (b) If, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations, except for any such proceeds or payments received by such Lender from Agent pursuant to the terms of this Agreement, or (ii) payments from Agent in excess of such Lender’s Pro Rata Share of all such distributions by Agent, such Lender promptly shall (A) turn the same over to Agent, in kind, and with such endorsements as may be required to negotiate the same to Agent, or in immediately available funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (B) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, that to the extent that such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment. 15.13 Agency for Perfection. Agent hereby appoints each other Lender as its agent (and each Lender hereby accepts such appointment) for the purpose of perfecting Agent’s Liens in assets which, in accordance with Article 8 or Article 9, as applicable, of the Code, the PPSA or any other applicable law of the United States or Canada can be perfected by possession or control. Should any Lender obtain possession or control of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent’s request therefor shall deliver possession or control of such Collateral to Agent or in accordance with Agent’s instructions. 15.14 Payments by Agent to the Lenders. All payments to be made by Agent to the Lenders shall be made by bank wire transfer of immediately available funds pursuant to such wire transfer instructions as each party may designate for itself by written notice to Agent. Concurrently with each such payment, Agent shall identify whether such payment (or any portion thereof) represents principal, premium, fees, or interest of the Obligations. 15.15 Concerning the Collateral and Related Loan Documents. Each member of the Lender Group authorizes and directs Agent to enter into this Agreement and the other Loan Documents. Each member of the Lender Group agrees that any action taken by Agent in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by Agent of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

DB1/ 133650928.13 116 15.16 Field Examination Reports; Confidentiality; Disclaimers by Lenders; Other Reports and Information. By becoming a party to this Agreement, each Lender: (a) is deemed to have requested that Agent furnish such Lender, promptly after it becomes available, a copy of each field examination report respecting any Loan Party or its Subsidiaries (each, a “Report”) prepared by or at the request of Agent, and Agent shall so furnish each Lender with such Reports, (b) expressly agrees and acknowledges that Agent does not (i) make any representation or warranty as to the accuracy of any Report, and (ii) shall not be liable for any information contained in any Report, (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that Agent or other party performing any field examination will inspect only specific information regarding the Loan Parties and their Subsidiaries and will rely significantly upon Borrowers’ and their Subsidiaries’ books and records, as well as on representations of Borrowers’ personnel, (d) agrees to keep all Reports and other material, non-public information regarding the Loan Parties and their Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner in accordance with Section 17.9, and (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold Agent and any other Lender preparing a Report harmless from any action the indemnifying Lender may take or fail to take or any conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a loan or loans of Borrowers, and (ii) to pay and protect, and indemnify, defend and hold Agent, and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys’ fees and costs) incurred by Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender. (f) In addition to the foregoing, (x) any Lender may from time to time request of Agent in writing that Agent provide to such Lender a copy of any report or document provided by any Loan Party or its Subsidiaries to Agent that has not been contemporaneously provided by such Loan Party or such Subsidiary to such Lender, and, upon receipt of such request, Agent promptly shall provide a copy of same to such Lender, (y) to the extent that Agent is entitled, under any provision of the Loan Documents, to request additional reports or information from any Loan Party or its Subsidiaries, any Lender may, from time to time, reasonably request Agent to exercise such right as specified in such Lender’s notice to Agent, whereupon Agent promptly shall request of Borrowers the additional reports or information reasonably specified by such Lender, and, upon receipt thereof from such Loan Party or such Subsidiary, Agent promptly shall provide a copy of same to such Lender, and (z) any time that Agent renders to Borrowers a statement regarding the Loan Account, Agent shall send a copy of such statement to each Lender. 15.17 Several Obligations; No Liability. Notwithstanding that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of Agent in its capacity as such, and not by or in favor of the Lenders, any and all obligations on the part of Agent (if any) to make any credit available hereunder shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Commitments, to make an amount of such credit not to exceed, in principal amount, at any one time outstanding, the amount of their respective Commitments. DB1/ 133650928.13 117 Nothing contained herein shall confer upon any Lender any interest in, or subject any Lender to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other Lender. Each Lender shall be solely responsible for notifying its Participants of any matters relating to the Loan Documents to the extent any such notice may be required, and no Lender shall have any obligation, duty, or liability to any Participant of any other Lender. Except as provided in Section 15.7, no member of the Lender Group shall have any liability for the acts of any other member of the Lender Group. No Lender shall be responsible to any Borrower or any other Person for any failure by any other Lender to fulfill its obligations to make credit available hereunder, nor to advance for such Lender or on its behalf, nor to take any other action on behalf of such Lender hereunder or in connection with the financing contemplated herein. 15.18 Appointment as Hypothecary Representative. Without limiting the powers of the Agent, for the purposes of holding any hypothec granted to the Attorney (as defined below) pursuant to the laws of the Province of Quebec to secure the prompt payment and performance of any and all Obligations by any Loan Party, each member of the Lender Group hereby irrevocably appoints and authorizes the Agent and, to the extent necessary, ratifies the appointment and authorization of the Agent, to act as the hypothecary representative of the creditors as contemplated under Article 2692 of the Civil Code of Quebec (in such capacity, the “Attorney”), and to enter into, to take and to hold on their behalf, and for their benefit, any hypothec, and to exercise such powers and duties that are conferred upon the Attorney under any related deed of hypothec. The Attorney shall: (a) have the sole and exclusive right and authority to exercise, except as may be otherwise specifically restricted by the terms hereof, all rights and remedies given to the Attorney pursuant to any such deed of hypothec and applicable law, and (b) benefit from and be subject to all provisions hereof with respect to the Agent mutatis mutandis, including, without limitation, all such provisions with respect to the liability or responsibility to and indemnification by the Lender Group and Loan Parties. Any person who becomes a member of the Lender Group shall, by its execution of an Assignment and Acceptance, be deemed to have consented to and confirmed the Attorney as the person acting as hypothecary representative holding the aforesaid hypothecs as aforesaid and to have ratified, as of the date it becomes a member of the Lender Group, all actions taken by the Attorney in such capacity. The substitution of the Agent pursuant to the provisions of this Section 15 also constitutes the substitution of the Attorney. 16. WITHHOLDING TAXES. 16.1 Payments. All payments made by any Loan Party under any Loan Document will be made free and clear of, and without deduction or withholding for, any Taxes, except as otherwise required by applicable law, and in the event any deduction or withholding of Taxes is required (as determined in the good faith discretion of an applicable withholding agent), the applicable Loan Party shall make the requisite withholding, promptly pay over to the applicable Governmental Authority the withheld Tax, and furnish to Agent as promptly as possible after the date the payment of any such Tax is due pursuant to applicable law, the original or certified copies of tax receipts evidencing such payment by the Loan Parties, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent. Furthermore, if any such Tax is an Indemnified Taxes or an Indemnified Tax is so levied or imposed, the Loan Parties agree to pay the full amount of such Indemnified Taxes and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement, any note, or Loan Document, including any amount paid pursuant to this Section 16.1 after withholding or deduction for or on account of any Indemnified Taxes on any additional amounts payable hereunder, will not be less than the amount provided for herein. The Loan Parties will promptly pay any Other Taxes or reimburse Agent for such Other Taxes upon Agent’s demand. The Loan Parties shall jointly and severally indemnify each Indemnified Person (as defined in Section 10.3) (collectively a “Tax Indemnitee”) for the full amount of Indemnified Taxes arising in connection with this Agreement or any other Loan Document or breach thereof by any Loan Party (including any Indemnified Taxes imposed or asserted on, or attributable to, amounts payable under this Section 16) imposed on, or paid by, such Tax Indemnitee and all reasonable costs and expenses

DB1/ 133650928.13 118 related thereto (including fees and disbursements of attorneys and other tax professionals), as and when they are incurred and irrespective of whether suit is brought, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The obligations of the Loan Parties under this Section 16 shall survive the termination of this Agreement, the resignation and replacement of the Agent, and the repayment of the Obligations. A certificate as to the amount of such payment or liability delivered to the Borrowers by a Lender (with a copy to the Agent), or by the Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. 16.2 Exemptions. (a) If a Lender is entitled to claim an exemption or reduction from United States withholding tax, such Lender agrees with and in favor of Agent, to deliver to Agent and the Administrative Borrower on behalf of all Borrowers one of the following before receiving its first payment under this Agreement: (i) if such Lender is entitled to claim an exemption from United States withholding tax pursuant to the portfolio interest exception, (A) a statement of the Lender, signed under penalty of perjury, that it is not a (I) a “bank” as described in Section 881(c)(3)(A) of the IRC, (II) a 10% shareholder of any Borrower (within the meaning of Section 871(h)(3)(B) of the IRC), or (III) a controlled foreign corporation related to Borrowers within the meaning of Section 864(d)(4) of the IRC, and (B) a properly completed and executed IRS Form W-8BEN, Form W- 8BEN-E or Form W-8IMY (with proper attachments as applicable); (ii) if such Lender is entitled to claim an exemption from, or a reduction of, withholding tax under a United States tax treaty, a properly completed and executed copy of IRS Form W-8BEN or Form W-8BEN-E, as applicable; (iii) if such Lender is entitled to claim that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, a properly completed and executed copy of IRS Form W- 8ECI; (iv) if such Lender is entitled to claim that interest paid under this Agreement is exempt from United States withholding tax because such Lender serves as an intermediary, a properly completed and executed copy of IRS Form W-8IMY (including a withholding statement and copies of the tax certification documentation for its beneficial owner(s) of the income paid to the intermediary, if required based on its status provided on the Form W-8IMY); or (v) a properly completed and executed copy of any other form or forms, including IRS Form W-9, as may be required under the IRC or other laws of the United States as a condition to exemption from, or reduction of, United States withholding or backup withholding tax. (b) Each Lender shall provide new forms (or successor forms) upon the expiration or obsolescence of any previously delivered forms and promptly notify Agent and Administrative Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction. (c) If a Lender claims an exemption from withholding tax in a jurisdiction other than the United States, such Lender or such Participant agrees with and in favor of Agent and Borrowers, to deliver to Agent and Administrative Borrower (or, in the case of a Participant, to the Lender granting the participation only) any such form or forms, as may be required under the laws of such jurisdiction as a DB1/ 133650928.13 119 condition to exemption from, or reduction of, foreign withholding or backup withholding tax before receiving its first payment under this Agreement, but only if such Lender or such Participant is legally able to deliver such forms, or the providing of or delivery of such forms in the Lender’s reasonable judgment would not subject such Lender to any material unreimbursed cost or expense or materially prejudice the legal or commercial position of such Lender (or its Affiliates); provided, further, that nothing in this Section 16.2(c) shall require a Lender to disclose any information that it deems to be confidential (including its tax returns). Each Lender shall provide new forms (or successor forms) upon the expiration or obsolescence of any previously delivered forms and promptly notify Agent and Administrative Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction. (d) Borrowers agree that each Participant shall be entitled to the benefits of this Section 16 with respect to its participation in any portion of the Commitments and the Obligations so long as such Participant complies with the obligations set forth in this Section 16 with respect thereto (it being understood that the documentation required pursuant to this Section 16.2 shall be delivered to the Lender granting the participation. (e) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable due diligence and reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the IRC, as applicable), such Lender shall deliver to Agent at the time or times prescribed by law and at such time or times reasonably requested by Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the IRC) and such additional documentation reasonably requested by Agent as may be necessary for Agent or Borrowers to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (e), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. 16.3 Reductions. (a) If a Lender is subject to an applicable withholding tax, Agent may withhold from any payment to such Lender an amount equivalent to the applicable withholding tax. If the forms or other documentation required by Section 16.2(a) or 16.2(c) are not delivered to Agent, then Agent may withhold from any payment to such Lender or such Participant not providing such forms or other documentation an amount equivalent to the applicable withholding tax. (b) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that Agent did not properly withhold tax from amounts paid to or for the account of any Lender due to a failure on the part of the Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or Lender failed to maintain the Participant Register, or for any other reason) such Lender shall indemnify and hold Agent harmless for all amounts paid, directly or indirectly, by Agent, as Tax or otherwise, including penalties and interest, and including any Taxes imposed by any jurisdiction on the amounts payable to Agent under this Section 16, together with all costs and expenses (including attorneys’ fees and expenses), whether or not such taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Agent to the Lender from any other source against any amount due to the Agent under this paragraph (b). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of Agent.

DB1/ 133650928.13 120 16.4 Refunds. If Agent or a Lender determines, in its sole discretion, that it has received a refund of any Indemnified Taxes to which the Loan Parties have paid additional amounts pursuant to this Section 16, so long as no Default or Event of Default has occurred and is continuing, it shall pay over such refund to the Administrative Borrower on behalf of the Loan Parties (but only to the extent of payments made, or additional amounts paid, by the Loan Parties under this Section 16 with respect to Indemnified Taxes giving rise to such a refund), net of all out-of-pocket expenses of Agent or such Lender and without interest (other than any interest paid by the applicable Governmental Authority with respect to such a refund); provided, that the Loan Parties, upon the request of Agent or such Lender, agrees to repay the amount paid over to the Loan Parties (plus any penalties, interest or other charges, imposed by the applicable Governmental Authority) to Agent or such Lender in the event Agent or such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything in this Agreement to the contrary, this Section 16 shall not be construed to require Agent or any Lender to make available its tax returns (or any other information which it deems confidential) to Loan Parties or any other Person or require Agent or any Lender to pay any amount to an indemnifying party pursuant to Section 16.4, the payment of which would place Agent or such Lender (or their Affiliates) in a less favorable net after-Tax position than such Person would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. 17. GENERAL PROVISIONS. 17.1 Effectiveness. Subject to Section 3.1, this Agreement shall be binding and deemed effective when executed by each Borrower, Agent, and each Lender whose signature is provided for on the signature pages hereof. 17.2 Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement. 17.3 Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against the Lender Group or any Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto. 17.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision. 17.5 [Intentionally Omitted]. 17.6 Debtor-Creditor Relationship. The relationship between the Lenders and Agent, on the one hand, and the Loan Parties, on the other hand, is solely that of creditor and debtor. No member of the Lender Group has (or shall be deemed to have) any fiduciary relationship or duty to any Loan Party arising out of or in connection with the Loan Documents or the transactions contemplated thereby, and there is no agency or joint venture relationship between the members of the Lender Group, on the one hand, and the Loan Parties, on the other hand, by virtue of any Loan Document or any transaction contemplated therein. 17.7 Counterparts; Electronic Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and DB1/ 133650928.13 121 delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis. 17.8 Revival and Reinstatement of Obligations; Certain Waivers. If any member of the Lender Group repays, refunds, restores, or returns in whole or in part, any payment or property (including any proceeds of Collateral) previously paid or transferred to such member of the Lender Group in full or partial satisfaction of any Obligation or on account of any other obligation of any Loan Party under any Loan Document, because the payment, transfer, or the incurrence of the obligation so satisfied is asserted or declared to be void, voidable, or otherwise recoverable under any law relating to creditors’ rights, including provisions of any applicable Debtor Relief Law relating to fraudulent transfers, preferences, transfers at undervalue, or other voidable or recoverable obligations or transfers (each, a “Voidable Transfer”), or because such member of the Lender Group elects to do so on the reasonable advice of its counsel in connection with a claim that the payment, transfer, or incurrence is or may be a Voidable Transfer, then, as to any such Voidable Transfer, or the amount thereof that such member of the Lender Group elects to repay, restore, or return (including pursuant to a settlement of any claim in respect thereof), and as to all reasonable costs, expenses, and attorneys’ fees of such member of the Lender Group related thereto, (i) the liability of the Loan Parties with respect to the amount or property paid, refunded, restored, or returned will automatically and immediately be revived, reinstated, and restored and will exist, and (ii) Agent’s Liens securing such liability shall be effective, revived, and remain in full force and effect, in each case, as fully as if such Voidable Transfer had never been made. If, prior to any of the foregoing, (A) Agent’s Liens shall have been released or terminated, or (B) any provision of this Agreement shall have been terminated or cancelled, Agent’s Liens, or such provision of this Agreement, shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligation of any Loan Party in respect of such liability or any Collateral securing such liability. This provision shall survive the termination of this Agreement and the repayment in full of the Obligations. 17.9 Confidentiality. (a) Agent and Lenders each individually (and not jointly or jointly and severally) agree that material, non-public information regarding the Loan Parties and their Subsidiaries, their operations, assets, and existing and contemplated business plans (“Confidential Information”) shall be treated by Agent and the Lenders in a confidential manner, and shall not be disclosed by Agent and the Lenders to Persons who are not parties to this Agreement, except: (i) to attorneys for and other advisors, accountants, auditors, and consultants to any member of the Lender Group and to employees, directors, Affiliates, officers and any investment committee or financing or funding sources of any member of the Lender Group (the Persons in this clause (i), “Lender Group Representatives”) on a “need to know” basis in connection with this Agreement and the transactions contemplated hereby and on a confidential basis, (ii) to Subsidiaries and Affiliates of any member of the Lender Group; provided, that any such Subsidiary or Affiliate shall have agreed to receive such information hereunder subject to the terms of this Section 17.9, (iii) as may be required by regulatory authorities so long as such authorities are informed of the confidential nature of such information, (iv) as may be required by statute, decision, or judicial or administrative order, rule, or regulation; provided, that (x) prior to any disclosure under this clause (iv), the disclosing party agrees to provide Borrowers with prior notice thereof, to the extent that it is practicable to do so and to the extent that the disclosing party is permitted to provide such prior notice to Borrowers pursuant to the terms of the

DB1/ 133650928.13 122 applicable statute, decision, or judicial or administrative order, rule, or regulation and (y) any disclosure under this clause (iv) shall be limited to the portion of the Confidential Information as may be required by such statute, decision, or judicial or administrative order, rule, or regulation, (v) as may be agreed to in advance in writing by Borrowers, (vi) as requested or required by any Governmental Authority pursuant to any subpoena or other legal process; provided, that (x) prior to any disclosure under this clause (vi) the disclosing party agrees to provide Borrowers with prior written notice thereof, to the extent that it is practicable to do so and to the extent that the disclosing party is permitted to provide such prior written notice to Borrowers pursuant to the terms of the subpoena or other legal process and (y) any disclosure under this clause (vi) shall be limited to the portion of the Confidential Information as may be required by such Governmental Authority pursuant to such subpoena or other legal process, (vii) as to any such information that is or becomes generally available to the public (other than as a result of prohibited disclosure by Agent or the Lenders or the Lender Group Representatives), (viii) in connection with any assignment, participation or pledge of any Lender’s interest under this Agreement or to any potential or prospective Lender; provided, that prior to receipt of Confidential Information any such assignee, participant, or pledgee or such potential or prospective Lender shall have agreed in writing to receive such Confidential Information either subject to the terms of this Section 17.9 or pursuant to confidentiality requirements substantially similar to those contained in this Section 17.9 (and such Person may disclose such Confidential Information to Persons employed or engaged by them as described in clause (i) above), (ix) in connection with any litigation or other adversary proceeding involving parties hereto which such litigation or adversary proceeding involves claims related to the rights or duties of such parties under this Agreement or the other Loan Documents; provided, that prior to any disclosure to any Person (other than any Loan Party, Agent, any Lender, any of their respective Affiliates, or their respective counsel) under this clause (ix) with respect to litigation involving any Person (other than any Borrower, Agent, any Lender, any of their respective Affiliates, or their respective counsel), the disclosing party agrees to provide Borrowers with prior written notice thereof, and (x) in connection with, and to the extent reasonably necessary for, the exercise of any secured creditor remedy under this Agreement or under any other Loan Document. (b) Anything in this Agreement to the contrary notwithstanding, Agent may disclose information concerning the terms and conditions of this Agreement and the other Loan Documents to loan syndication and pricing reporting services or in its marketing or promotional materials, with such information to consist of deal terms and other information customarily found in such publications or marketing or promotional materials and may otherwise use the name, logos, and other insignia of any Borrower or the other Loan Parties and the Commitments provided hereunder in any “tombstone” or other advertisements, on its website or in other marketing materials of the Agent. 17.10 Survival. All representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Agent or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of, or any accrued interest on, any Loan or any fee or any other amount payable under this Agreement is outstanding or unpaid. 17.11 Patriot Act; Due Diligence. Each Lender that is subject to the requirements of the Patriot Act and/or Canadian AML Legislation hereby notifies the Loan Parties that pursuant to the requirements of the Patriot Act and/or Canadian AML Legislation, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender to identify each Loan Party in accordance with the Patriot DB1/ 133650928.13 123 Act and/or Canadian AML Legislation. In addition, Agent and each Lender shall have the right to periodically conduct due diligence on all Loan Parties, their senior management and key principals and legal and beneficial owners. Each Loan Party agrees to cooperate in respect of the conduct of such due diligence and further agrees that the reasonable costs and charges for any such due diligence by Agent shall constitute Lender Group Expenses hereunder and be for the account of Borrowers. If the Agent has ascertained the identity of any Canadian Loan Party or any authorized signatories of any Canadian Loan Party for the purposes of the Canadian AML Legislation, then the Agent: (a) shall be deemed to have done so as an agent for each Lender and this Agreement shall constitute a “written agreement” in such regard between each Lender and the Agent within the meaning of the applicable Canadian AML Legislation; and (b) shall provide to each Lender, copies of all information obtained in such regard without any representation or warranty as to its accuracy or completeness. Notwithstanding the preceding sentence and except as may otherwise be agreed in writing, each Lender agrees that the Agent has no obligation to ascertain the identity of any Canadian Loan Party or any authorized signatories of a Canadian Loan Party on behalf of any Lender, or to confirm the completeness or accuracy of any information it obtains from any Canadian Loan Party or any such authorized signatory in doing so. 17.12 Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof. 17.13 Nautilus as Agent for Borrowers. Each Borrower hereby irrevocably appoints Nautilus as the borrowing agent and attorney-in-fact for all Borrowers (the “Administrative Borrower”) which appointment shall remain in full force and effect unless and until Agent shall have received prior written notice signed by each Borrower that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (a) to provide Agent with all notices with respect to the Term Loan obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and the other Loan Documents (and any notice or instruction provided by Administrative Borrower shall be deemed to be given by Borrowers hereunder and shall bind each Borrower), (b) to receive notices and instructions from members of the Lender Group (and any notice or instruction provided by any member of the Lender Group to the Administrative Borrower in accordance with the terms hereof shall be deemed to have been given to each Borrower), and (c) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain the Term Loan and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Loan Account and Collateral in a combined fashion, as more fully set forth herein, is done solely as an accommodation to Borrowers in order to utilize the collective borrowing powers of Borrowers in the most efficient and economical manner and at their request, and that Lender Group shall not incur liability to any Borrower as a result hereof. Each Borrower expects to derive benefit, directly or indirectly, from the handling of the Loan Account and the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group. To induce the Lender Group to do so, and in consideration thereof, each Borrower hereby jointly and severally agrees to indemnify each member of the Lender Group and hold each member of the Lender Group harmless against any and all liability, expense, loss or claim of damage or injury, made against the Lender Group by any Borrower or by any third party whosoever, arising from or incurred by reason of (i) the handling of the Loan Account and Collateral of Borrowers as herein provided, or (ii) the Lender Group’s relying on any instructions of the Administrative Borrower, except that Borrowers will have no liability to the relevant Agent-Related Person or Lender-

DB1/ 133650928.13 124 Related Person under this Section 17.13 with respect to any liability that has been finally determined by a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of such Agent-Related Person or Lender-Related Person, as the case may be. 17.14 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. 17.15 Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with DB1/ 133650928.13 125 respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. 17.16 Erroneous Payments. (a) Each Lender and any other party hereto hereby severally agrees that if (i) Agent notifies (which such notice shall be conclusive absent manifest error) such Lender (or the Lender which is an Affiliate of a Lender) or any other Person that has received funds from Agent or any of its Affiliates, either for its own account or on behalf of a Lender (each such recipient, a “Payment Recipient”) that Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 17.16(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section 17.16 shall require Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify Agent in writing of such occurrence. (c) In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of Agent, and upon demand from Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than one Business Day thereafter, return to Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to Agent at the greater of the Federal Funds Rate and a rate determined by Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by Agent for any reason, after demand therefor by Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of Agent and upon Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Loans”) to Agent or, at the option of Agent, Agent’s applicable lending affiliate (such assignee, the “Agent Assignee”) in an amount

DB1/ 133650928.13 126 that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Loans, the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by Agent Assignee as the assignee of such Erroneous Payment Deficiency Assignment. Without limitation of its rights hereunder, following the effectiveness of the Erroneous Payment Deficiency Assignment, Agent may make a cashless reassignment to the applicable assigning Lender of any Erroneous Payment Deficiency Assignment at any time by written notice to the applicable assigning Lender and upon such reassignment all of the Loans assigned pursuant to such Erroneous Payment Deficiency Assignment shall be reassigned to such Lender without any requirement for payment or other consideration. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 13 and (3) Agent may reflect such assignments in the Register without further consent or action by any other Person. (e) Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, Agent (1) shall be subrogated to all the rights of such Payment Recipient and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by Agent to such Payment Recipient from any source, against any amount due to Agent under this Section 17.16 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrowers or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by Agent from the Borrowers or any other Loan Party for the purpose of making for a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received. (f) Each party’s obligations under this Section 17.16 shall survive the resignation or replacement of Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. (g) The provisions of this Section 17.16 to the contrary notwithstanding, (i) nothing in this Section 17.16 will constitute a waiver or release of any claim of any party hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment and (ii) there will only be deemed to be a recovery of the Erroneous Payment to the extent that Agent has received payment from the Payment Recipient in immediately available funds the Erroneous Payment Return Deficiency, whether directly from the Payment Recipient, as a result of the exercise by Agent of its rights of subrogation or set off as set forth above in clause (e) or as a result of the receipt by Agent Assignee of a payment of the outstanding principal balance of the Loans assigned to Agent Assignee pursuant to an Erroneous Payment Deficiency Assignment, but excluding any other amounts in respect thereof (it being agreed that any payments of interest, fees, expenses or other amounts (other than principal) received by Agent Assignee in respect of the Loans assigned to Agent Assignee pursuant to an Erroneous Payment Deficiency Assignment shall be the sole property of Agent Assignee and shall not constitute a recovery of the Erroneous Payment). DB1/ 133650928.13 127 17.17 Intercreditor Provisions. (a) Borrowers shall not, and shall not permit any Subsidiary or any other Person to, grant or permit any Liens on any asset or property to secure any ABL Obligations unless such Borrower or Subsidiary or such Person has granted a Lien on such asset or property to secure the Obligations. (b) Each Borrower agrees to, and agrees to cause each of its respective Subsidiaries to, take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement and the Intercreditor Agreement. (c) Each member of the Lender Group irrevocably appoints, designates and authorizes Agent to enter into the Intercreditor Agreement on its behalf and to take such action on its behalf pursuant to the provisions of the Intercreditor Agreement. Each member of the Lender Group agrees to be bound by the terms of the Intercreditor Agreement. In the event of any conflict between the terms of this Agreement and the terms of the Intercreditor Agreement, the terms of the Intercreditor Agreement shall govern. (d) No reference to the Intercreditor Agreement or any other intercreditor or subordination agreement in this Agreement or any other Loan Documents shall be construed to provide that any Loan Party is a third party beneficiary of the provisions of the Intercreditor Agreement or such other agreement or may assert any rights, defense or claims on account of the Intercreditor Agreement or such other agreement or this Section 17.17, and each Loan Party agrees that nothing in the Intercreditor Agreement or such other agreement is intended or shall impair the obligation of any Loan Party to pay the Obligations under this Agreement, or any other Loan Document as and when the same shall become due and payable in accordance with their respective terms, or to affect the relative rights of the creditors with respect to any Loan Party or, except as expressly otherwise provided in the Intercreditor Agreement or such other agreement as to a Loan Party’s obligations, such Loan Party’s properties. 17.18 Canadian Interest Rate Limitation. In no event shall the aggregate “interest” (as defined in Section 347 of the Criminal Code (Canada), as the same shall be amended, replaced or re-enacted from time to time (the “Criminal Code Section”)) payable (whether by way of payment, collection or demand) by any Loan Party to the Agent or the Lenders under this Agreement or any other Loan Document exceed the effective annual rate of interest on the “credit advanced” (as defined in that section) under this Agreement or such other Loan Document lawfully permitted under that section and, if any payment, collection or demand pursuant to this Agreement or any other Loan Document in respect of “interest” (as defined in that section) is determined to be contrary to the provisions of that section, such payment, collection or demand shall be deemed to have been made by the mutual mistake of the Agent, the Lenders and such Loan Party, with such “interest” deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the Criminal Code Section, to result in a receipt by the Agent and the Lenders of interest at a rate not in contravention of the Criminal Code Section, such adjustment to be effected, to the extent necessary, as follows: firstly, by reducing the amounts or rates of interest required to be paid to the Agent and the Lenders; and then, by reducing any fees, charges, commissions, premiums, expenses and other amounts required to be paid to the Agent or the Lenders which would constitute “interest” under the Criminal Code Section. Notwithstanding the foregoing, and after giving effect to all such adjustments, if the Agent or the Lenders shall have received an amount in excess of the maximum permitted by the Criminal Code Section, then the applicable Canadian Loan Party shall be entitled, by notice in writing to the Agent, to obtain reimbursement from the Agent and the Lenders in an amount equal to such excess. [Remainder of Page Intentionally Left Blank; Signature Pages to Follow.]

CRYSTAL FIN AN CIAL LLC D/B/A SLR CREDIT SOLUTION S, as Agent By:--=..LU....:..::.=-- Name: Michael Stavrakos Title: Director [Nautilus - Signature Page to Term Loan Credit Agreement)

CRYSTAL FIN AN CIAL SPV LLC, as a Lender By: ll~ Name: Michael Stavrakos Title: Director [Nautilus - Signature Page to Term Loan Credit Agreement] DB1/ 133736390.4 EXHIBIT A-1 FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT This ASSIGNMENT AND ACCEPTANCE AGREEMENT (“Assignment Agreement”) is entered into as of between (“Assignor”) and (“Assignee”). Reference is made to the Agreement described in Annex I hereto (the “Credit Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement. 1. In accordance with the terms and conditions of Section 13 of the Credit Agreement, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to the Assignor's rights and obligations under the Loan Documents as of the date hereof with respect to the Obligations owing to the Assignor, and Assignor’s portion of the Commitments, all to the extent specified on Annex I. 2. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim and (ii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby; (b) makes no representation or warranty and assumes no responsibility with respect to (i) any statements, representations or warranties made in or in connection with the Loan Documents, or (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or any Guarantor or the performance or observance by any Borrower or any Guarantor of any of their respective obligations under the Loan Documents or any other instrument or document furnished pursuant thereto, and (d) represents and warrants that the amount set forth as the Purchase Price on Annex I represents the amount owed by Borrowers to Assignor with respect to Assignor’s share of the Loans assigned hereunder, as reflected on Assignor’s books and records. 3. The Assignee (a) confirms that it has received copies of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (b) agrees that it will, independently and without reliance upon Agent, Assignor, or any other Lender, based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Loan Documents; (c) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and (e) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty. 4. Following the execution of this Assignment Agreement by the Assignor and Assignee, the Assignor will deliver this Assignment Agreement to the Agent for recording by the Agent. The effective date of this Assignment (the “Settlement Date”) shall be the latest to occur of (a) the date of the execution and delivery hereof by the Assignor and the Assignee, (b) the receipt by Agent for its sole

DB1/ 133736390.4 Exhibit A-1 Page 2 of 4 and separate account a processing fee in the amount of $3,500 (if required by the Credit Agreement), (c) the receipt of any required consent of the Agent, and (d) the date specified in Annex I. 5. As of the Settlement Date (a) the Assignee shall be a party to the Credit Agreement and, to the extent of the interest assigned pursuant to this Assignment Agreement, have the rights and obligations of a Lender thereunder and under the other Loan Documents, and (b) the Assignor shall, to the extent of the interest assigned pursuant to this Assignment Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents, provided, however, that nothing contained herein shall release any assigning Lender from obligations that survive the termination of the Credit Agreement, including such assigning Lender’s obligations under Section 15 and Section 17.9(a) of the Credit Agreement. 6. Upon the Settlement Date, Assignee shall pay to Assignor the Purchase Price (as set forth in Annex I). From and after the Settlement Date, Agent shall make all payments that are due and payable to the holder of the interest assigned hereunder (including payments of principal, interest, fees and other amounts) to Assignor for amounts which have accrued up to but excluding the Settlement Date and to Assignee for amounts which have accrued from and after the Settlement Date. On the Settlement Date, Assignor shall pay to Assignee an amount equal to the portion of any interest, fee, or any other charge that was paid to Assignor prior to the Settlement Date on account of the interest assigned hereunder and that are due and payable to Assignee with respect thereto, to the extent that such interest, fee or other charge relates to the period of time from and after the Settlement Date. 7. This Assignment Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Assignment Agreement may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same were a fully executed and delivered original manual counterpart. 8. THIS ASSIGNMENT AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS. DB1/ 133736390.4 Exhibit A-1 Page 3 of 4 IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement and Annex I hereto to be executed by their respective officers, as of the first date written above. [NAME OF ASSIGNOR], as Assignor By Name: Title: [NAME OF ASSIGNEE], as Assignee By Name: Title: ACCEPTED THIS ____ DAY OF _______________ CRYSTAL FINANCIAL LLC D/B/A SLR CREDIT SOLUTIONS, as Agent By Name: Title: [NAUTILUS, INC., as Administrative Borrower By Name: Title:]1 1 Include to the extent required by Section 13.1(a)(i)(A) of the Credit Agreement.

DB1/ 133736390.4 Exhibit A-1 Page 4 of 4 ANNEX FOR ASSIGNMENT AND ACCEPTANCE AGREEMENT ANNEX I 1. Borrowers: Nautilus, Inc., a Washington corporation, Nautilus Fitness Canada, Inc., a British Columbia company, and those additional entities from time to time party to the Credit Agreement as borrowers. 2. Name and Date of Credit Agreement: Term Loan Credit Agreement, dated as of November 30, 2022 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among Borrowers, the lenders party thereto as “Lenders”, and Crystal Financial LLC d/b/a SLR Credit Solutions (“SLR”), as agent for each member of the Lender Group. 3. Date of Assignment Agreement: 4. Amounts: a. Assigned Amount of Term Loan $ 5. Settlement Date: 6. Purchase Price $_____________ 7. Notice and Payment Instructions, etc. Assignee: Assignor: DB1/ 133736390.4 Exhibit B-1 EXHIBIT B-1 FORM OF TERM LOAN BORROWING BASE CERTIFICATE [see attached]

Date Name Period covers (from/to): AR As of: Inventory As of: ‐$   ‐  ‐  ‐  Net IP Available Net US Accounts Receivable Available Net US Inventory Available Net Canadian Accounts Receivable Available Net Canadian Inventory Available ‐  Gross SLR Term Loan Borrowing Base ‐$   SLR Term Loan Principal Amount ‐  Net Available SLR Term Loan Borrowing Base ‐$   TL BB Pushdown Reserve ‐  TL Suppressed Availability ‐$   Duly Authorized Date Summary Page Borrowing Base Certificate SLR Term Loan Borrowing Base The undersigned, on behalf of Nautilus, Inc., a Washington corporation (“Nautilus”), as Administrative Borrower on behalf of the other Borrowers,  pursuant to that certain Term Loan Credit Agreement dated as of ________________ (as amended, restated, modified, supplemented, refinanced,  renewed, or extended from time to time, the “Credit Agreement”), entered into among Nautilus, Nautilus Fitness Canada, Inc., a British Columbia  company, and those additional Persons that are joined as a “Borrower” thereto from time to time (collectively, the "Borrowers" and each a  "Borrower"), the lenders parties thereto, Crystal Financial LLC d/b/a SLR Credit Solutions, as administrative agent (in such capacity, together with its  successors and assigns in such capacity, “Agent”), hereby (a) certifies to Agent that the foregoing items, calculated in accordance with the terms and  definitions set forth in the Credit Agreement, are true and correct, and that each Borrower is in compliance with and, after giving effect to any  currently requested extensions of credit under the Credit Agreement, will be in compliance with, the terms, conditions, and provisions of the Credit  Agreement and (b) certifies and represents and warrants to the Lender Group  that (i) the preparation and delivery of this certificate have been duly  authorized by all necessary action on the part of each Borrower, (ii) the representations and warranties of each Loan Party or its Subsidiaries  contained in the Credit Agreement or in the other Loan Documents is true and correct in all material respects (except that such materiality qualifier  shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the  date of this certificate, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an  earlier date, in which case such representations and warranties is true and correct in all material respects (except that such materiality qualifier shall  not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier  date); (iii) no Default or Event of Default (as such terms are defined in the Credit Agreement) has occurred and is continuing on the date hereof, (iv)  all of the foregoing is true and correct as of the effective date of the calculations set forth above, and (v) this certificate is a Loan Document (as  defined in the Credit Agreement). DB1/ 133736390.4 Exhibit C-1 Page 1 of 6 EXHIBIT C-1 FORM OF COMPLIANCE CERTIFICATE [on Administrative Borrower’s letterhead] To: Crystal Financial LLC d/b/a SLR Credit Solutions Two International Place, 17th Floor Boston, MA 02110 Attn: Michael Stavrakos Re: Compliance Certificate dated ____________ __, 20__ Ladies and Gentlemen: Reference is hereby made to that certain Term Loan Credit Agreement, dated as of November 30, 2022 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among Nautilus, Inc., a Washington corporation, Nautilus Fitness Canada, Inc., a British Columbia company, and those additional entities that become parties thereto as Borrowers in accordance with the terms thereof by executing the form of Joinder attached thereto as Exhibit J-1 (each, a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”), the lenders identified on the signature pages thereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender” and, collectively, the “Lenders”), and Crystal Financial LLC d/b/a SLR Credit Solutions (“SLR”), as agent for each member of the Lender Group (in such capacity, together with its successors and assigns in such capacity “Agent”). Capitalized terms used herein, but not specifically defined herein, shall have the meanings ascribed to them in the Credit Agreement. Pursuant to Section 5.1 of the Credit Agreement, the undersigned officer of Administrative Borrower hereby certifies as of the date hereof that: 1. The financial information of Borrowers and their Subsidiaries furnished in Schedule 1 attached hereto has been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for year-end audit adjustments and the lack of footnotes), and fairly presents in all material respects the financial condition of Borrowers and their Subsidiaries as of the date set forth therein. 2. Such officer has reviewed the terms of the Credit Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and financial condition of Borrowers and their Subsidiaries during the accounting period covered by the financial statements delivered pursuant to Section 5.1 of the Credit Agreement. 3. Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a Default or Event of Default, except for such conditions or events listed on Schedule 2 attached hereto, in each case specifying the nature and period of existence thereof and what action Borrowers and/or their Subsidiaries have taken, are taking, or propose to take with respect thereto. 4. As of the date hereof, each Borrower and their Subsidiaries are in compliance with the applicable covenants contained in Section 7 of the Credit Agreement as demonstrated on Schedule 3 attached hereto. Without duplication of the immediately preceding sentence, also included in Schedule 3 attached hereto are calculations, including any component calculations, of ABL Availability and the Fixed

DB1/ 133736390.4 Exhibit C-1 Page 2 of 6 Charge Coverage Ratio (including, for the avoidance of doubt detailed calculations of EBITDA) for the applicable period(s) set forth in such Schedule (whether or not a Covenant Testing Period is in effect). 5. Attached to this Compliance Certificate are true, complete, and correct copies of (a) each Material Contract entered into since the delivery of the previous Compliance Certificate, and (b) each material amendment or modification of any Material Contract entered into since the delivery of the previous Compliance Certificate. 6. Attached to this Compliance Certificate is a written report of all new Patents, Trademarks, Copyrights and industrial designs that are registered or the subject of pending applications for registrations, and of all Intellectual Property Licenses that are material to the conduct of each Loan Party’s business, in each case, which were acquired, registered, or for which applications for registration were filed by any Loan Party since the delivery of the previous Compliance Certificate and any statement of use or amendment to allege use with respect to intent-to-use trademark applications. [Signature page follows.] DB1/ 133736390.4 Exhibit C-1 Page 3 of 6 IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this ____ day of _______________, 20___. NAUTILUS, INC., a Washington corporation, as Administrative Borrower By: Name: Title:

DB1/ 133736390.4 Exhibit C-1 Page 4 of 6 SCHEDULE 1 Financial Information DB1/ 133736390.4 Exhibit C-1 Page 5 of 6 SCHEDULE 2 Default or Event of Default

DB1/ 133736390.4 Exhibit C-1 Page 6 of 6 SCHEDULE 3 Financial Covenants; Fixed Charge Coverage Ratio 1. Minimum ABL Availability.2 The Borrowers’ and their Subsidiaries’ ABL Availability, at all times during the 1-month period ending ____________ ___, 20___, was at least $______________, which amount [is/is not] greater than or equal to the amount set forth in Section 7.1 of the Credit Agreement for the corresponding period. 2. Fixed Charge Coverage Ratio. The Borrowers’ and their Subsidiaries’ Fixed Charge Coverage Ratio, measured on a month-end basis, for the 12-month period ending ____________ ___, 20___, is _____:1.0[, which ratio [is/is not] greater than or equal to the ratio set forth in Section 7.2 of the Credit Agreement for the corresponding period.]3 2 To be included prior to a FCCR Financial Covenant Trigger Date. 3 To be included during each Covenant Testing Period from and after a FCCR Financial Covenant Trigger Date. DB1/ 133736390.4 Exhibit C-1 Page 1 of 1 SCHEDULE 3 (CONT’D) Calculations of ABL Availability and the Fixed Charge Coverage Ratio [see attached]

DB1/ 133736390.4 Exhibit J-1 Page 1 of 19 EXHIBIT J-1 FORM OF JOINDER AGREEMENT This JOINDER AGREEMENT (this “Agreement”), is entered into as of November 30, 2022, by and among ___________, a ________ (“New Borrower”), CRYSTAL FINANCIAL LLC d/b/a SLR Credit Solutions, a corporation organized under Delaware law (“SLR”), as agent for each member of the Lender Group (in such capacity, together with its successors and assigns in such capacity, “Agent”). W I T N E S S E T H: WHEREAS, pursuant to that certain Term Loan Credit Agreement, dated as of November 30, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the lenders identified on the signature pages thereto (each of such lenders, together with its successor and permitted assigns, a “Lender”), Agent, Nautilus, Inc., a Washington corporation (“Nautilus”), Nautilus Fitness Canada, Inc., a British Columbia company (“Nautilus Canada”) (together with New Borrower, Nautilus, Nautilus Canada, and those additional Persons that are joined as a party to the Credit Agreement by executing the form of Joinder attached thereto as Exhibit J-1, each, a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”), the Lender Group has agreed to make or issue Loans and other certain financial accommodations thereunder; WHEREAS, initially capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement; WHEREAS, pursuant to that certain Intercompany Subordination Agreement, dated as of November 30, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercompany Subordination Agreement”), by and among Nautilus, Nautilus Canada and each of their Subsidiaries listed on the signature pages thereto as an obligor (such Subsidiaries, together with Nautilus and Nautilus Canada, are referred to hereinafter each individually as a “Obligor”, and individually and collectively, jointly and severally, as “Obligors”) and Agent, each Obligor has agreed to the subordination of indebtedness of each other Obligor owed to such Obligor on the terms set forth therein; WHEREAS, pursuant to that certain Fee Letter, dated as of November 30, 2022 (as amended, restated, supplemented or otherwise modified from time to the, the “Fee Letter”), by and among Nautilus, Nautilus Canada, and Agent, each Borrower has agreed to pay certain fees to Agent on the terms set forth therein; WHEREAS, New Borrower is required to become a party to the Credit Agreement by, among other things, executing and delivering this Agreement to Agent; and WHEREAS, New Borrower has determined that the execution, delivery and performance of this Agreement directly benefit, and are within the corporate purposes and in the best interests of, New Borrower, by virtue of the financial accommodations available to New Borrower from time to time pursuant to the terms and conditions of the Credit Agreement. NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follow: 1. Joinder of New Borrower to the Credit Agreement. By its execution of this Agreement, New Borrower hereby (a) agrees that from and after the date of this Agreement it shall be a party to the DB1/ 133736390.4 Exhibit J-1 Page 2 of 19 Credit Agreement as a “Borrower” and shall be bound by all of the terms, conditions, covenants, agreements and obligations set forth in the Credit Agreement, (b) accepts joint and several liability for the Obligations pursuant to the terms of the Loan Documents, and (c) confirms that, after giving effect to the supplement to the Schedules to the Credit Agreement provided for in Section 2 below, the representations and warranties contained in Section 4 of the Credit Agreement are true and correct as they relate to New Borrower as of the date this Agreement. New Borrower hereby agrees that each reference to a “Borrower” or the “Borrowers” in the Credit Agreement and the other Loan Documents shall include New Borrower. New Borrower acknowledges that it has received a copy of the Credit Agreement and the other Loan Documents and that it has read and understands the terms thereof. 2. Updated Schedules. Attached as Exhibit A hereto are updated copies of each of Schedule 4.1(b), Schedule 4.1(c), Schedule 4.1(d), Schedule 4.6(b), Schedule 4.10, Schedule 4.11, Schedule 4.14, Schedule 4.25, Schedule 4.31, and Schedule 4.32 to the Credit Agreement revised to include all information required to be provided therein including information with respect to New Borrower. Each such Schedule shall be attached to the Credit Agreement, and on and after the date hereof all references in any Loan Document to any such Schedule to the Credit Agreement shall mean such Schedule as so amended; provided, that any use of the term “as of the date hereof” or any term of similar import, in any provision of the Credit Agreement relating to New Borrower or any of the information amended by such Schedule hereby, shall be deemed to refer to the date of this Agreement. 3. Joinder of New Borrower to the Intercompany Subordination Agreement. By its execution of this Agreement, New Borrower hereby (a) agrees that from and after the date of this Agreement it shall be an Obligor under the Intercompany Subordination Agreement as if it were a signatory thereto and shall be bound by all of the provisions thereof, and (b) agrees that it shall comply with and be subject to all the terms, conditions, covenants, agreements and obligations set forth in the Intercompany Subordination Agreement. New Borrower hereby agrees that each reference to an “Obligor” or the “Obligors” in the Intercompany Subordination Agreement shall include New Borrower. New Borrower acknowledges that it has received a copy of the Intercompany Subordination Agreement and that it has read and understands the terms thereof. 4. Joinder of New Borrower to the Fee Letter. By its execution of this Agreement, New Borrower hereby (a) agrees that from and after the date of this Agreement it shall be a “Borrower” party to the Fee Letter as if it were a signatory thereto and shall be bound by all of the provisions thereof, and (b) agrees that it shall comply with and be subject to all of the terms, conditions, covenants, agreements and obligations set forth in the Fee Letter applicable to Borrowers. New Borrower hereby agrees that each reference to “Borrower” or “Borrowers” in the Fee Letter shall include New Borrower. New Borrower acknowledges that it has received a copy of the Fee Letter and that it has read and understands the terms thereof. 5. Representations and Warranties of New Borrower. New Borrower hereby represents and warrants to Agent for the benefit of the Lender Group as follows: (a) It (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Agreement and the other Loan Documents to which it is made a party and to carry out the transactions contemplated hereby and thereby. (b) The execution, delivery, and performance by it of this Agreement and any other Loan Document to which New Borrower is made a party (i) have been duly authorized by all necessary

DB1/ 133736390.4 Exhibit J-1 Page 3 of 19 action on the part of New Borrower and (ii) do not and will not (A) violate any material provision of federal, state, or local law or regulation applicable to New Borrower or its Subsidiaries, the Governing Documents of New Borrower or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on New Borrower or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material agreement of New Borrower or its Subsidiaries where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (C) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of New Borrower, other than Permitted Liens, (D) require any approval of New Borrower’s interest holders or any approval or consent of any Person under any material agreement of New Borrower, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of material agreements, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect, or (E) require any registration with, consent, or approval of, or notice to or other action with or by, any Governmental Authority, other than registrations, consents, approvals, notices, or other actions that have been obtained and that are still in force and effect, and except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to Agent for filing or recordation. (c) This Agreement and each Loan Document to which New Borrower is a party is the legally valid and binding obligation of New Borrower, enforceable against New Borrower in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally. (d) Each other representation and warranty applicable to New Borrower as a Borrower under the Loan Documents is true, correct and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date). 6. Additional Requirements. Concurrent with the execution and delivery of this Agreement, Agent shall have received the following, each in form and substance satisfactory to Agent: (a) a Joinder No. __ to the Guaranty and Security Agreement, dated as of the date hereof, by and among New Borrower and Agent (“Joinder No. __”), together with the original Equity Interest certificates, if any, representing all of the Equity Interests of the Subsidiaries of New Borrower required to be pledged under the Guaranty and Security Agreement and any original promissory notes of New Borrower, accompanied by undated Equity Interest powers/transfer forms executed in blank, and the same shall be in full force and effect; (b) a Pledged Interests Addendum by __________, a _________, dated as of the date hereof, with respect to the pledge of Equity Interest of New Borrower, owned by _______, together with the original stock certificates, if any, representing all of the Equity Interests of New Borrower held by ________, accompanied by undated stock powers executed in blank and other proper instruments of transfer, and the same shall be in full force and effect; (c) appropriate financing statement to be filed in the office of the _______ Secretary of State against New Borrower to perfect the Agent’s Liens in and to the Collateral of New Borrower; (d) a certificate from the Secretary of New Borrower, dated as of the date hereof, (i) attesting to the resolutions of New Borrower’s [Board of Directors][Managers] authorizing its DB1/ 133736390.4 Exhibit J-1 Page 4 of 19 execution, delivery, and performance of this Agreement and the other Loan Documents to which New Borrower is or will become a party, (ii) authorizing officers of New Borrower to execute the same, and (iii) attesting to the incumbency and signatures of such specific officers of New Borrower; (e) a certificate of status with respect to New Borrower, dated as of a recent date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of New Borrower, which certificate shall indicate that New Borrower is in good standing in such jurisdiction; (f) certificates of status with respect to New Borrower, dated as of a recent date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of New Borrower) in which the failure to be duly qualified or licensed would constitute a Material Adverse Effect, which certificates shall indicate that New Borrower is in good standing in such jurisdictions; (g) copies of New Borrower’s Governing Documents, as amended, modified or supplemented to the date hereof, certified by the Secretary of New Borrower; and (h) evidence that New Borrower has been added to the Loan Parties’ existing insurance policies required by Section 5.6 of the Credit Agreement; (i) a customary opinion of counsel regarding such matters as to New Borrower as Agent or its counsel may reasonably request, and which is otherwise in form and substance reasonably satisfactory to Agent (it being understood that such opinion shall be limited to this Agreement, and the documents executed or delivered in connection herewith (including the financing statement filed against New Borrower)); and (j) such other agreements, instruments, approvals or other documents requested by Agent prior to the date hereof in order to create, perfect and establish the first priority of, or otherwise protect, any Lien purported to be covered by any Loan Document or otherwise to effect the intent that New Borrower shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that, to the extent set forth in the Credit Agreement and the Guaranty and Security Agreement, all property and assets of New Borrower shall become Collateral for the Obligations. 7. Further Assurances. At any time upon the reasonable request of Agent, New Borrower shall promptly execute and deliver to Agent such Additional Documents as Agent shall reasonably request pursuant to the Credit Agreement and the other Loan Documents, in each case in form and substance reasonably satisfactory to Agent. 8. Notices. Notices to New Borrower shall be given in the manner set forth for Borrowers in Section 11 of the Credit Agreement. 9. Choice of Law and Venue; Jury Trial Waiver; Judicial Reference. THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS. 10. Binding Effect. This Agreement shall be binding upon New Borrower, and the other Loan Parties and shall inure to the benefit of the Agent and the Lenders, together with their respective successors and permitted assigns.

DB1/ 133736390.4 Exhibit J-1 Page 5 of 19 11. Effect on Loan Documents. (a) Except as contemplated to be supplemented hereby, the Credit Agreement, the Fee Letter, the Intercompany Subordination Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. Except as expressly contemplated hereby, this Agreement shall not be deemed to be a waiver of, or consent to, or a modification or amendment of any other term or condition of the Credit Agreement, the Fee Letter, the Intercompany Subordination Agreement or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time. (b) Each reference in the Credit Agreement and the other Loan Documents to “Borrower”, “Obligor” or words of like import referring to a Borrower or an Obligor shall include and refer to New Borrower and (b) each reference in the Credit Agreement, the Fee Letter, Intercompany Subordination Agreement or any other Loan Document to this “Agreement”, “hereunder”, “herein”, “hereof”, “thereunder”, “therein”, “thereof”, or words of like import referring to the Credit Agreement, the Fee Letter, Intercompany Subordination Agreement or any other Loan Document shall mean and refer to such agreement as supplemented by this Agreement. 12. Miscellaneous (a) This Agreement is a Loan Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. (b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision. (c) Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement. (d) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any member of the Lender Group or New Borrower, whether under any rule of construction or otherwise. This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto. (e) The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto. DB1/ 133736390.4 Exhibit J-1 Page 6 of 19 (f) This Agreement shall be subject to the rules of construction set forth in Section 1.4 of the Credit Agreement, and such rules of construction are incorporated herein by this reference, mutatis mutandis. [remainder of this page intentionally left blank].

DB1/ 133736390.4 Exhibit J-1 Page 7 of 19 IN WITNESS WHEREOF, New Borrower and Agent have caused this Agreement to be duly executed by its authorized officer as of the day and year first above written. NEW BORROWER: _____________, a _________________ By: __________________________________ Name: __________________________________ Title: __________________________________ DB1/ 133736390.4 Exhibit J-1 Page 8 of 19 AGENT: CRYSTAL FINANCIAL LLC d/b/a SLR Credit Solutions By: __________________________________ Name: __________________________________ Title: __________________________________

DB1/ 133736390.4 Exhibit J-1 Page 9 of 19 Exhibit A DB1/ 133736390.4 Exhibit J-1 Page 10 of 19 SCHEDULE 4.1(b) CAPITALIZATION OF BORROWERS

DB1/ 133736390.4 Exhibit J-1 Page 11 of 19 SCHEDULE 4.1(c) CAPITALIZATION OF LOAN PARTIES’ SUBSIDIARIES DB1/ 133736390.4 Exhibit J-1 Page 12 of 19 SCHEDULE 4.1(d) SUBSCRIPTIONS, OPTIONS, WARRANTS, CALLS

DB1/ 133736390.4 Exhibit J-1 Page 13 of 19 SCHEDULE 4.6(b) LITIGATION DB1/ 133736390.4 Exhibit J-1 Page 14 of 19 SCHEDULE 4.10 EMPLOYEE BENEFITS

DB1/ 133736390.4 Exhibit J-1 Page 15 of 19 SCHEDULE 4.11 ENVIRONMENTAL MATTERS DB1/ 133736390.4 Exhibit J-1 Page 16 of 19 SCHEDULE 4.14 PERMITTED INDEBTEDNESS

DB1/ 133736390.4 Exhibit J-1 Page 17 of 19 SCHEDULE 4.25 LOCATION OF INVENTORY DB1/ 133736390.4 Exhibit J-1 Page 18 of 19 SCHEDULE 4.31 CREDIT CARD ARRANGEMENTS

DB1/ 133736390.4 Exhibit J-1 Page 19 of 19 SCHEDULE 4.32 MATERIAL CONTRACTS DB1/ 133736390.4 Exhibit N-1 EXHIBIT N-1 Form of Credit Card Notification PREPARE ON BORROWER LETTERHEAD; ONE FOR EACH CREDIT CARD ISSUER AND EACH CREDIT CARD PROCESSOR __________, 202___ To: [Name and Address of Credit Card Processor or Credit Card Issuer] (the “Processor”) Re: [__________] (the “Company”) Merchant Account Number: [__________] Dear Sir/Madam: Under various agreements between and among the Company, certain affiliates of the Company, and each of (a) Wells Fargo Bank, National Association, a national banking association, as administrative agent (in such capacity together with its successors and assigns, the “ABL Agent”) for a syndicate of lenders and other credit parties (the “ABL Credit Parties”) party to a Credit Agreement dated as of January 31, 2020 (as amended, modified, supplemented or restated, the “ABL Credit Agreement”) and (b) Crystal Financial LLC d/b/a SLR Credit Solutions, as administrative agent (in such capacity together with its successors and assigns, the “Term Agent”; and together with the ABL Agent, each, an “Agent” and collectively, the “Agents”) for a syndicate of lenders and other credit parties (the “Term Credit Parties”; and together with the ABL Credit Parties, each, a “Credit Party” and collectively, the “Credit Parties”) party to a Term Loan Credit Agreement, dated as of November 30, 2022 (as amended, modified, supplemented or restated, the “Term Credit Agreement”; and together with the ABL Credit Agreement, each, a “Credit Agreement” and collectively, the “Credit Agreements”), the Company has granted to each Agent, for each Agent’s benefit and the benefit of the other applicable Credit Parties, a security interest in and to the Company’s inventory, accounts, general intangibles, payment intangibles, equipment, and certain other assets, including, without limitation, all amounts due or to become due from the Processor to the Company. As used herein, “Controlling Agent” shall mean the ABL Agent; provided, that following delivery by the ABL Agent to the Processor of a written notice stating that the ABL Agent has ceased to be the Controlling Agent hereunder, “Controlling Agent” shall mean the Term Agent. For the avoidance of doubt, there shall only be one Controlling Agent at any given time. Under the Credit Agreements, the Company is obligated to deliver (or cause to be delivered) all proceeds of the Company’s accounts, accounts receivable, and inventory to the Controlling Agent. Such proceeds include all payments with respect to credit, debit, and charge card charges (the “Charges”) submitted by the Company to the Processor for processing and the amounts which the Processor owes to the Company on account thereof (the “Credit Card Proceeds”). Notwithstanding anything to the contrary contained in the Card Processing Agreement or any prior instructions that may have been given to the Processor, unless and until the Processor receives written

DB1/ 133736390.4 Exhibit N-1 notification from an officer of the Controlling Agent to the contrary, all amounts as may become due from time to time from the Processor to the Company shall continue to be transferred only as follows: (a) by ACH, Depository Transfer Check, or Electronic Depository Transfer to one of the deposit accounts described on Schedule I hereto, as such Schedule may be supplemented from time to time in writing by an officer of the Company and confirmed in writing by an officer of the Controlling Agent; or (b) as the Processor may be instructed from time to time in writing by an officer of the Controlling Agent. Upon request of any Agent, a copy of each periodic statement provided by the Processor to the Company should be provided to such Agent at the following address (which address may be changed upon seven (7) days’ written notice given to the Processor by such Agent): For the ABL Agent: Wells Fargo Bank, National Association 10 S. Wacker Drive, 26th Floor Chicago, Illinois 60606 Attention: Loan Portfolio Manager (Nautilus) For the Term Agent: Crystal Financial LLC d/b/a SLR Credit Solutions Two International Place, 17th Floor Boston, MA 02110 Attn: Michael Stavrakos The Processor shall be fully protected in acting on any order or direction by the Controlling Agent respecting the Charges and the Credit Card Proceeds without making any inquiry whatsoever as to the Controlling Agent’s right or authority to give such order or direction or as to the application of any payment made pursuant thereto. This Credit Card Notification may be amended only by the written agreement of the Processor, the Company, and an officer of each Agent and may be terminated (i) with respect to the ABL Agent, solely by written notice signed by an officer of the ABL Agent and (ii) with respect to the Term Agent, solely by written notice signed by the Term Agent. The Company shall not have any right to terminate this Credit Card Notification or, except as provided in this Credit Card Notification, amend it. This Credit Card Notification may be executed and delivered by telecopier or other method of electronic transmission with the same force and effect as if it were a manually executed and delivered counterpart. Very truly yours, [__________], as the Company DB1/ 133736390.4 Exhibit N-1 By: Name: Title: cc: Wells Fargo Bank, National Association, as ABL Agent Crystal Financial LLC d/b/a SLR Credit Solutions, as Term Agent

DB1/ 133736390.4 Exhibit N-1 SCHEDULE I to Credit Card Notification Deposit Account Bank name: Bank address: ABA number: Account name: Account number: DB1/ 133736390.4 Exhibit P-1 EXHIBIT P-1 FORM OF PERFECTION CERTIFICATE [see attached]

PERFECTION CERTIFICATE [__], 202[_] Reference is hereby made to (a) that certain Term Loan Credit Agreement, dated as of November 30, 2022 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among Nautilus, Inc., a Washington corporation (“Nautilus”), the Subsidiaries of Nautilus identified on the signature pages thereof as “Borrowers”, and those additional entities that become parties thereto as Borrowers in accordance with the terms thereof by executing the form of Joinder attached thereto as Exhibit J-1 (each, a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”), the lenders identified on the signature pages thereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender” and, collectively, the “Lenders”), and Crystal Financial LLC d/b/a SLR Credit Solutions (“SLR”), as administrative agent for each member of the Lender Group (in such capacity, together with its successors and assigns in such capacity “Agent”), (b) that certain Guaranty and Security Agreement, dated as of November 30, 2022 (as amended, restated, supplemented, or otherwise modified from time to time, the “US Guaranty and Security Agreement”) by and among Borrowers and the Subsidiaries of Borrowers party thereto (each, a “Grantor” and collectively, the “Grantors”) and Agent, and (c) that certain Canadian Guaranty and Security Agreement, dated as of November 30, 2022 (as amended, restated, supplemented, or otherwise modified from time to time, the “Canadian Guaranty and Security Agreement”; and together with the US Guaranty and Security Agreement, each a “Guaranty and Security Agreement” and collectively, the “Guaranty and Security Agreements”) by and between Nautilus Fitness Canada, Inc., a corporation organized under the laws of British Columbia and Agent. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement. Any terms (whether capitalized or lower case) used in this Perfection Certificate that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Credit Agreement; provided that to the extent that the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. As used herein, the term “Loan Parties” shall mean the “Loan Parties” as that term is defined in the Credit Agreement and “Code” shall mean the “Code” as that term is defined in the Guaranty and Security Agreement. The undersigned, the Secretary of each of the Grantors, hereby certifies (in my capacity as Secretary of such Grantor and not in my individual capacity) to Agent and each of the other members of the Lender Group as follows as of the date first above written: 1. Names. (a) The exact legal name of each Loan Party, as such name appears in its certified certificate of incorporation, articles of incorporation, certificate of formation, or any other organizational document, is set forth in Schedule 1(a). Each Loan Party is (i) the type of entity disclosed next to its name in Schedule 1(a) and (ii) a registered organization except to the extent disclosed in Schedule 1(a). Also set forth in Schedule 1(a) is the state or province organizational identification number or Incorporation Number, if any, of each Loan Party that is a registered organization, the Federal Taxpayer Identification Number or Canadian Business Number of each Loan Party and the jurisdiction of formation of each Loan Party. Each Loan Party has qualified to do business in the states listed on Schedule 1(a). (b) Set forth in Schedule 1(b) hereto is a list of any other legal names each Loan Party has had in the past five years, together with the date of the relevant name change. 2 (c) Set forth in Schedule 1(c) is a list of all other names used by each Loan Party in connection with any business or organization to which such Loan Party became the successor by merger, amalgamation, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise or on any filings with the Internal Revenue Service or Canada Revenue Agency, in each case, at any time in the past five years. Except as set forth in Schedule 1(c), no Loan Party has changed its jurisdiction of organization at any time during the past four months. 2. Chief Executive Offices. The chief executive office of each Loan Party is located at the address set forth in Schedule 2 hereto. 3. Real Property. (a) Attached hereto as Schedule 3(a) is a list of all (i) Real Property (as defined in the applicable Guaranty and Security Agreement) of each Loan Party, (ii) common names, addresses and uses of each parcel of Real Property (stating improvements located thereon), and (iii) other information relating thereto required by such Schedule. Except as described on Schedule 3(a) attached hereto: (A) no Loan Party has entered into any leases, subleases, tenancies, franchise agreements, licenses or other occupancy arrangements as owner, lessor, sublessor, licensor, franchisor or grantor with respect to any of the real property described on Schedule 3(a) and (B) no Loan Party has any leases which require the consent of the landlord, tenant or other party thereto to the transactions contemplated by the Loan Documents. (b) Schedule 3(b) sets forth all third parties (“Bailees”) with possession of any Collateral (including inventory and equipment) of the Loan Parties, including the name and address of such Bailee, a description of the inventory and equipment in such Bailee’s possession and the location of such inventory and equipment (if none please so state). 4. Extraordinary Transactions. Except for those purchases, mergers, acquisitions, consolidations, and other transactions described on Schedule 4 attached hereto, all of the Collateral obtained by each Loan Party within the past five (5) years has been originated by each Loan Party in the ordinary course of business or consists of goods which have been acquired by such Loan Party in the ordinary course of business from a person in the business of selling goods of that kind. 5. Stock Ownership and Other Equity Interests. Attached hereto as Schedule 5(a) is a true and correct list of each of all of the authorized, and the issued and outstanding, Equity Interests of each Loan Party and its Subsidiaries and the record and beneficial owners of such Equity Interests. Also set forth on Schedule 5(a) is each equity investment of each Loan Party that represents 50% or less of the equity of the entity in which such investment was made. Attached hereto as Schedule 5(b) is a true and correct organizational chart of Borrowers and their Subsidiaries. 6. Instruments and Chattel Paper. Attached hereto as Schedule 6 is a true and correct list of all promissory notes, instruments (other than checks to be deposited in the ordinary course of business), tangible chattel paper, electronic chattel paper and other evidence of Indebtedness held by each Loan Party, having an aggregate value or face amount in excess of $250,000, including all intercompany notes between or among any two or more Loan Parties or any of their Subsidiaries. 7. Intellectual Property. (a) Schedule 7(a) provides a complete and correct list of all registered Copyrights (as defined in the applicable Guaranty and Security Agreement) owned by any Loan Party, all applications for registration of Copyrights owned by any Loan Party, and all other Copyrights owned by any Loan Party and material to the conduct of the business of any Loan Party. Schedule 7(a) provides a complete and

3 correct list of all Patents (as defined in the applicable Guaranty and Security Agreement) owned by any Loan Party and all applications for Patents owned by any Loan Party. Schedule 7(a) provides a complete and correct list of all registered Trademarks (as defined in the applicable Guaranty and Security Agreement) owned by any Loan Party, all applications for registration of Trademarks owned by any Loan Party, and all other Trademarks owned by any Loan Party and material to the conduct of the business of any Loan Party. Schedule 7(a) provides a complete and correct list of all industrial designs owned by any Loan Party and all applications for industrial designs owned or licensed by any Loan Party. (b) Schedule 7(b) provides a complete and correct list of all Intellectual Property Licenses (as defined in the applicable Guaranty and Security Agreement) entered into by any Loan Party pursuant to which (i) any Loan Party has provided any license or other rights in Intellectual Property (as defined in the applicable Guaranty and Security Agreement) owned or controlled by such Loan Party to any other Person (other than non-exclusive software licenses granted in the ordinary course of business) or (ii) any Person has granted to any Loan Party any license or other rights in Intellectual Property owned or controlled by such Person that is material to the business of such Loan Party, including any Intellectual Property that is incorporated in any Inventory, software, or other product marketed, sold, licensed, or distributed by such Loan Party. (c) Attached hereto as Schedule 7(c) in proper form for filing with the United States Patent and Trademark Office, United States Copyright Office and Canadian Intellectual Property Office (as applicable) are the filings necessary to preserve, protect and perfect the security interests in the United States and Canadian Trademarks, Patents, Copyrights, industrial designs and Intellectual Property Licenses set forth on Schedule 7(a) and Schedule 7(b), including duly signed copies of each of the Patent Security Agreement, Trademark Security Agreement and the Copyright Security Agreement, as applicable. 8. Commercial Tort Claims. Attached hereto as Schedule 8 is a true and correct list of all commercial tort claims that exceed $250,000 held by each Loan Party, including a brief description thereof. 9. Deposit Accounts and Securities Accounts. Attached hereto as Schedule 9 is a true and complete list of all Deposit Accounts and Securities Accounts (each as defined in the applicable Guaranty and Security Agreement) maintained by each Loan Party, including the name of each institution where each such account is held, the name of each such account and the name of each entity that holds each account. 10. Letter-of-Credit Rights. Attached hereto as Schedule 10 is a true and correct list of all letters of credit issued in favor of any Loan Party, as beneficiary thereunder, having an aggregate value or face amount in excess of $250,000. 11. Cash Schematic. Attached as Schedule 11 hereto is a true and correct copy of the cash schematic of the Loan Parties showing any ACH, zero balance or other connection between Deposit Accounts of the Loan Parties. 12. Other Assets: A Loan Party owns the following kinds of assets: Aircraft: Yes ____ No __X__ Vessels, boats or ships: Yes ____ No __X__ Railroad rolling stock: Yes ____ No __X__ Motor Vehicles or similar titled collateral. Yes _X___ No ____ 4 If the answer is yes to any of these other types of assets, please describe on Schedule 12. 13. Canadian Pension Plans. Schedule 13 includes a trues and complete list of all benefit and pension plans of each Canadian Loan Party and a brief description of the current status and purpose thereof. 14. Federal Tax Return. Attached as Schedule 14 hereto are true and correct copies of the cover pages of the federal tax returns most recently filed by the Loan Parties with the Internal Revenue Service (or the Canada Revenue Agency), together with any pages listing the names of the subsidiaries with respect to which such federal tax returns have been filed. [The Remainder of this Page has been intentionally left blank]

[Nautilus - Signature Page to Perfection Certificate] IN WITNESS WHEREOF, we have hereunto signed this Perfection Certificate as of the date first above written. NAUTILUS, INC., a Washington corporation By: Name: Title: NAUTILUS FITNESS CANADA, INC., a corporation organized under the laws of British Columbia By: Name: Title: Schedule 1(a) Legal Names, Etc. Legal Name Type of Entity Registered Organization (Yes/No) Organizational Number/Incorporatio n Number (or equivalent) Federal Taxpayer Identification Number/Canadian Business Number (or equivalent) Jurisdiction of Formation States Where Qualified to do Business

Schedule 1(b) Prior Names Loan Party Prior Name Date of Change Schedule 1(c) Changes in Corporate Identity; Other Names Loan Party Name of Entity Action Date of Action State of Formation List of All Other Names Used on Any Filings with the Internal Revenue Service or Canada Revenue Agency During Past Five Years

Schedule 2 Chief Executive Offices Loan Party Address County State/Province Schedule 3(a) Real Property Entity of Record Common Name and Address Owned, Leased or Other Interest Landlord / Owner if Leased or Other Interest Description of Lease or Other Documents Evidencing Interest Purpose / Use Improvements Located on Real Property Encumbered or to be Encumbered by Mortgage Filing Office for Mortgage Option to Purchase / Right of First Refusal

Schedule 3(a) Real Property (cont.) Required Consents; Loan Party Held Landlord/ Grantor Interests I. Landlord’s / Tenant’s Consent Required II. Leases, Subleases, Tenancies, Franchise Agreements, Licenses or Other Occupancy Agreements Pursuant to which any Loan Party holds Landlord’s / Grantor’s Interest Schedule 3(b) Bailees Company Street Address with County and Country & Description of Inventory and Equipment Company’s Interest (e.g., owner, lessee or bailor) Name and Address of Third Party with Interest in Location Third Party’s Interest (e.g., mortgagee, lessor, bailee or warehouseman)

Schedule 4 Transactions Other Than in the Ordinary Course of Business Loan Party Description of Transaction Including Parties Thereto Date of Transaction Schedule 5(a) (a) Equity Interests of Loan Parties and Subsidiaries Current Legal Entities Owned Record Owner Certificate No. No. Shares/Interest Percent Pledged (b) Other Equity Interests Current Legal Entities Owned Record Owner Certificate No. No. Shares/Interest

Schedule 5(b) Organizational Chart [See attached.] Schedule 6 Instruments and Chattel Paper 1. Promissory Notes: Entity Principal Amount Date of Issuance Interest Rate Maturity Date 2. Chattel Paper:

Schedule 7(a) Copyrights, Patents, Industrial Designs and Trademarks COPYRIGHTS: Registrations: OWNER TITLE REGISTRATION NUMBER Applications: Schedule 7(a) Copyrights, Patents, Industrial Designs and Trademarks (cont.) PATENTS & INDUSTRIAL DESIGNS: Registrations: Applications: Company Type of Intellectua l Property Country/ Region Title Registration/ Publication/ Application Number Date of Registration or Application (M/D/Y) Company Type of Intellectual Property Country/ Region Title Registration/ Publication/ Application Number Date of Registration or Application (M/D/Y)

Schedule 7(a) Copyrights, Patents, Industrial Designs and Trademarks (cont.) TRADEMARKS: Registrations: Company Type of Intellectua l Property Country/ Region Mark Registration/ Publication/ Application Number Date of Registratio n or Application (M/D/Y) Applications: Company Type of Intellectua l Property Country/ Region Mark Registration/ Publication/ Application Number Date of Registration or Application (M/D/Y) Schedule 7(b) Intellectual Property Licenses LICENSEE LICENSOR COUNTRY/STATE REGISTRATION/ APPLICATION NUMBER, IF ANY DESCRIPTION

Schedule 7(c) Intellectual Property Filings [See attached Patent Security Agreement, Trademark Security Agreement and Copyright Security Agreement] Schedule 8 Commercial Tort Claims

Schedule 9 Deposit Accounts and Securities Accounts Owner Type of Account Bank or Intermediary Account Numbers Schedule 10 Letter of Credit Rights

Schedule 11 Cash Schematic [See attached.] Schedule 12 Other Assets Name of Grantor Description Title Number State Where Issued

Schedule 13 Canadian Pension Plans Schedule 14 Federal Tax Return [See attached.]

DB1/ 133984592.1 SCHEDULE A-1 Agent’s Account U.S. Bank, N.A. Saint Paul, MN ABA Number: 091000022 Account Number: 104790617997 Account Name: Crystal Financial SPV LLC DB1/ 133984592.1 SCHEDULE C-1 Commitments Lender Commitment Crystal Financial SPV LLC $30,000,000.00 TOTAL $30,000,000.00

4881-6182-3034v.9 DB1/ 133797432.2 SCHEDULE C-2 Customs Brokers 1. Expeditors International of Washington, Inc, 2508 N Marine Dr, Portland, OR 97217 DB1/ 133797432.2 4881-6182-3034v.9 SCHEDULE D-1 Designated Account Owner Type of Account Bank or Intermediary Account Numbers Nautilus, Inc. Operating Account Wells Fargo Bank 4179516059

DB1/ 133797432.2 4881-6182-3034v.9 SCHEDULE P-1 Permitted Investments 1. Nautilus, Inc. holds a minority equity interest in Feed Media Inc. 2. Nautilus, Inc. holds a minority equity interest in Vi Labs Ltd. (f/k/a Life-Beam Technologies Ltd.). 3. Nautilus, Inc. holds a 50% equity interest in Pacific Direct, LLC. 4. Schedule 4.1(c) is hereby incorporated by reference thereto. DB1/ 133797432.2 4881-6182-3034v.9 SCHEDULE P-2 Permitted Liens 1. Assignment of Deposit Account in favor of JPMorgan Chase Bank, N.A., dated as of January 29, 2020 in relation to all Cash in account #3822328655 in respect of customs bond/letter of credit. 2. UCC-1 Financing Statement filed against Nautilus, Inc. by BFG Corporation on September 22, 2021 under Filing #2021-265-1948-4 with the Washington State Department of Licensing, and as in effect on the Closing Date (the “BFG Financing Statement”).

DB1/ 133706632.5 SCHEDULE 3.1 Conditions Precedent The obligation of each Lender to make its extension of credit provided for in this Agreement is subject to the fulfillment, to the satisfaction of each Lender (the making of such extension of credit by any Lender being conclusively deemed to be its satisfaction or waiver of the following), of each of the following conditions precedent: (a) Agent shall have received certified copies of UCC, PPSA, United States Patent and Trademark Office, United States Copyright Office and Canadian Intellectual Property Office (or equivalent foreign filing offices), tax and judgment lien searches, or equivalent reports or searches, each of a recent date listing all effective financing statements, lien notices or comparable documents (together with copies of such financing statements and documents) that name any Loan Party as debtor and that are filed in those state, county and province (as applicable) jurisdictions in which any Loan Party is organized or maintains its principal place of business (and, in the case of Canadian Loan Parties, each jurisdiction in which each Canadian Loan Party maintains Collateral) and such other searches that the Agent deems necessary or appropriate, none of which encumber the Collateral covered or intended to be covered by the Loan Documents (other than Permitted Liens); (b) Agent shall have received each of the following documents, in form and substance satisfactory to Agent, duly executed and delivered, and each such document shall be in full force and effect: (i) (A) a completed Term Loan Borrowing Base Certificate dated as of the Closing Date (which such Term Loan Borrowing Base Certificate (1) shall show the Domestic Borrowing Base and the Canadian Borrowing Base), and (2) shall be delivered in accordance with the provisions of Section 5.2 of this Agreement), and (B) a completed ABL Borrowing Base Certificate dated as of the Closing Date (which such ABL Borrowing Base Certificate (A) shall show the ABL Borrowing Base), and (B) shall be delivered in accordance with the provisions of Section 5.2 of this Agreement), (ii) the Controlled Account Agreements with respect to Nautilus’ deposit accounts ending in 6034 and 6059, (iii) the Controlled Account Agreements with respect to Nautilus Canada’s deposit accounts ending in 8099 and 5100, (iv) the Copyright Security Agreement, (v) copies of the Credit Card Notifications delivered to the Credit Card Issuers and Credit Card Processors listed on Schedule 4.31 to this Agreement as of the Closing Date, (vi) the Fee Letter, (vii) the Flow of Funds Agreement, (viii) the Guaranty and Security Agreement, (ix) the Canadian Guaranty and Security Agreement, (x) the Intercompany Subordination Agreement, DB1/ 133706632.5 2 (xi) a completed Perfection Certificate for each of the Loan Parties, (xii) the Patent Security Agreement, (xiii) the Trademark Security Agreement, and (xiv) all documents and instruments, including UCC (including fixture filings in the U.S. or Canada) and PPSA financing statements and IP filings, required by law or reasonably requested by the Agent to be filed, registered or recorded to create or perfect the Liens (having the priority contemplated by the Loan Documents) intended to be created under the Loan Documents and all such documents and instruments shall have been so filed, registered or recorded to the satisfaction of the Agent; (c) Agent shall have received a certificate from the Secretary or other officer of each Loan Party (i) attesting to the resolutions of such Loan Party’s board of directors authorizing its execution, delivery, and performance of the Loan Documents to which it is a party, (ii) authorizing specific officers of such Loan Party to execute the same, and (iii) attesting to the incumbency and signatures of such specific officers of such Loan Party; (d) Agent shall have received copies of each Loan Party’s Governing Documents, as amended, modified, or supplemented to the Closing Date, which Governing Documents shall be (i) certified by the Secretary or other officer of such Loan Party, and (ii) with respect to Governing Documents that are charter documents of a U.S. Loan Party, certified as of a recent date (not more than 30 days prior to the Closing Date) by the appropriate governmental official; (e) Agent shall have received a (i) certificate of status with respect to each U.S. Loan Party, dated within 10 days of the Closing Date, and (ii) a certificate of status (or equivalent) with respect to each Canadian Loan Party, dated within 1 Business Day of the Closing Date, each such certificate to be issued by the appropriate officer of the jurisdiction of organization of such Loan Party, which certificate shall indicate that such Loan Party is in good standing in such jurisdiction; (f) Agent shall have received certificates of status with respect to each Loan Party, each dated within 30 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of such Loan Party) in which its failure to be duly qualified or licensed would constitute a Material Adverse Effect, which certificates shall indicate that such Loan Party is in good standing in such jurisdictions; (g) Agent shall have received a certificate of insurance as are required by Section 5.6 of this Agreement, the form and substance of which shall be satisfactory to Agent; (h) [reserved]; (i) Agent shall have received an opinion of (i) the Loan Parties’ lead U.S. counsel, (ii) Hillis Clark Martin & Peterson P.S., Washington counsel to the Loan Parties, and (iii) Cassels Brock & Blackwell LLP, Canadian counsel to the Loan Parties, in each case in form and substance satisfactory to Agent; (j) after giving effect to the extensions of credit under this Agreement and the payment of all fees and expenses required to be paid by Borrowers on the Closing Date under this Agreement, the other Loan Documents, the ABL Credit Agreement and/or the other ABL Loan Documents, ABL Liquidity shall be greater than or equal to $40,000,000. For purposes of calculating ABL Liquidity as of the date hereof, the Administrative Borrower, on behalf of the Borrowers, shall certify to the Agent that all accounts

DB1/ 133706632.5 3 payable, lease payments, payments due under Indebtedness (other than the Obligations), and Taxes are current (excluding good faith disputes and any immaterial amounts less than $1,000,000) (for the avoidance of doubt, any amounts in excess of $1,000,000 shall be deducted from ABL Liquidity for purposes of this clause (j)); (k) there shall not have occurred any default of any Material Contract of any Loan Party, the ABL Loan Documents or any documents or agreements evidencing any Material Indebtedness; (l) Agent shall have completed (i) Patriot Act searches, OFAC/PEP searches, Canadian AML Legislation searches, and customary individual background checks and other know-your-customer due diligence for each Loan Party, and (ii) OFAC/PEP searches, Canadian AML Legislation searches, and customary individual background searches and other know-your-customer due diligence for each Loan Party’s senior management and key principals, the results of which shall be satisfactory to Agent; (m) Agent shall have received (i) an appraisal of the Net Recovery Percentage applicable to Borrowers’ and their respective Subsidiaries’ Inventory, and (ii) an appraisal of Borrowers’ and their respective Subsidiaries’ IP, in each case the results of which shall be satisfactory to Agent; (n) Agent shall have completed its business, legal, and collateral due diligence, including (i) a field examination and review of Borrowers’ and their respective Subsidiaries’ books and records and verification of Borrowers’ representations and warranties to Lender Group, (ii) a review of interim performance, business line performance, tax returns and bank statements, board of director material and accounts receivable and accounts payable agings, (iii) an inspection of each of the locations where Borrowers’ and their respective Subsidiaries’ Inventory is located, (iv) a review of the Loan Parties’ and their respective Subsidiaries’ Material Contracts, and (v) meetings with the Loan Parties’ senior management, in each case, the results of which shall be satisfactory to Agent; (o) Agent shall have received (i) a set of Projections of the Loan Parties for the 3-year period following the Closing Date (on a year-by-year basis, and for the 1-year period following the Closing Date, on a month by month basis), in form and substance (including as to scope and underlying assumptions) satisfactory to Agent, and (ii) an audited consolidated and consolidating balance sheet, income statement, statement of cash flow, and statement of shareholder’s equity covering Loan Parties’ and their Subsidiaries’ operations during the period ending March 31, 2022 (the “Audited Financial Statements”). The Agent shall be reasonably satisfied that the Audited Financial Statements and Projections, delivered to it fairly present the business and financial condition of the Loan Parties; (p) Substantially contemporaneously with the making of the Term Loan on the Closing Date, the Borrowers shall have paid all Lender Group Expenses that are, under the terms of this Agreement or of the Fee Letter, due and payable on or prior to the Closing Date; (q) at least ten Business Days prior to the Closing Date, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver a Beneficial Ownership Certification in relation to such Loan Party, which such Beneficial Ownership Certificate shall be complete and accurate in all respects; (r) the Loan Parties and each of their respective Subsidiaries shall have received all licenses, approvals or evidence of other actions required by any Governmental Authority in connection with the execution and delivery by the Loan Parties or their respective Subsidiaries of the Loan Documents and the ABL Loan Documents or with the consummation of the transactions contemplated thereby; DB1/ 133706632.5 4 (s) substantially concurrently with the satisfaction of other conditions precedent set forth in this Schedule 3.1, the Borrowers and the other Loan Parties shall have entered into ABL Fourth Amendment (which shall include the amount necessary to repay in full all of the obligations of Borrowers and their respective Subsidiaries owing in respect of the ABL Existing Term Loan) and the Agent shall have received (i) a counterpart of the Intercreditor Agreement, signed by the ABL Agent, the Agent and acknowledged by the Loan Parties party thereto, and (ii) a certificate signed by an officer of the Administrative Borrower certifying that true, correct and complete copies of all material documents relating to the ABL Fourth Amendment (A) have been delivered to the Agent on or prior to the Closing Date, and (B) are in full force and effect; (t) there shall not be pending any litigation or other proceeding, the result of which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (u) no material changes in governmental regulations or policies affecting any Loan Party or any member of the Lender Group shall have occurred prior to the Closing Date; (v) Agent shall have received a solvency certificate, in form and substance satisfactory to it, certifying as to the solvency of the Loan Parties taken as a whole after giving effect to the transactions contemplated to occur on the Closing Date; (w) the Lenders shall have received credit committee approval for the transactions contemplated by the Agreement; (x) there shall not have occurred a Material Adverse Effect or any event or circumstance that could reasonably be expected to result in a Material Adverse Effect since March 31, 2022 and the Agent shall have received a certificate of the chief financial officer of the Administrative Borrower to the foregoing effect; (y) no law or regulation shall be applicable that restrains, prevents or imposes materially adverse conditions upon the Agreement, the other Loan Documents, or the Term Loan made hereunder; (z) no Default or Event of Default shall exist, or would result from the Borrowing of the Loans on the Closing Date or from the application of the proceeds therefrom; (aa) the Agent shall have received a completed Borrowing Request and funds flow agreement, duly executed by a Responsible Officer of the Administrative Borrower with respect to the Loans to be made on the Closing Date; (bb) the Agent shall have received a certificate, dated the Closing Date and signed by an officer of the Administrative Borrower (i) confirming that the conditions set forth in this Schedule 3.1 shall be satisfied, and (ii) attaching true, correct and complete copies of the Material Contracts; (cc) there shall be no material misstatements in or omissions from any materials furnished to the Agent and/or the Lenders by the Loan Parties and/or their Subsidiaries on or prior to the Closing Date; and (dd) all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Agent.

SCHEDULE 4.1(b)

Capitalization of Borrowers

Equity Interests of Borrowers

Current Legal Entities Owned	Record Owner	Classes of Equity Interests & Number of Issued and Outstanding Shares per Class
Nautilus, Inc.	various owners	Common Stock. 31,610,130 shares issued and outstanding (as of 08/05/2022).
Nautilus Fitness Canada, Inc.	Nautilus, Inc.	Common Stock. 100 shares issued, outstanding and owned by Nautilus, Inc.

DB1/ 133797432.2

4881-6182-3034v.9

SCHEDULE 4.1(c)

Capitalization of Loan Parties' Subsidiaries

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/Interest	Percent Pledged
Nautilus Fitness Canada, Inc.	Nautilus, Inc.	R4	65 (common stock)	100%
Nautilus Fitness Canada, Inc.	Nautilus, Inc.	4	35 (common stock)	100%
Nautilus (Shanghai) Fitness Equipments Co., Ltd.	Nautilus, Inc.	1	1 (Certificate)	65%
Nautilus (Shanghai) Fitness Co., Ltd.	Nautilus, Inc.	Unknown	Unknown	65%
Nautilus Fitness International B.V. (f/k/a Octane Fitness International B.V.)	Nautilus, Inc.	N/A - register entry	75,000	65%
Nautilus Fitness UK, Ltd. (f/k/a Octane Fitness UK Limited)	Nautilus Fitness International B.V. (f/k/a Octane Fitness International B.V.)	1	1	0%
Nautilus Switzerland AG (f/k/a VAY AG)	Nautilus, Inc.	1	1,000,000	65%
US Octane Fitness Limited	Nautilus, Inc.	3	100	65%

DB1/ 133797432.2

4881-6182-3034v.9

DB1/ 133797432.2 4881-6182-3034v.9 SCHEDULE 4.1(d) Subscriptions, Options, Warrants, Calls None. DB1/ 133797432.2 4881-6182-3034v.9 SCHEDULE 4.6(b) Litigation None.

DB1/ 133797432.2 4881-6182-3034v.9 SCHEDULE 4.10 Employee Benefits 1. Agreement between VZW BVG Sammelstiftung Zurich and Nautilus Switzerland, AG (f/k/a VAY AG), signed on 21/22 July 2021 and effective as per its terms as of 1 July 2020. 2. Agreement between Nationale-Nederlanden Levensverzekering Maatschappij N.V. and Nautilus Fitness International B.V., signed on 14 April 2021 and effective as per its terms as of 1 August 2021. DB1/ 133797432.2 4881-6182-3034v.9 SCHEDULE 4.11 Environmental Matters (a) None. (b) None. (c) None. (d) None.

DB1/ 133797432.2 4881-6182-3034v.9 SCHEDULE 4.14 Permitted Indebtedness L/C Number Expiry Amount Beneficiary NUSCGS03 0039 N/A USD 900,000 The Hanover Insurance Company IS000326548 U October 18, 2023 USD 662,000 Synchrony Bank Total Amount of L/C Obligations USD 1,562,000  Capital Lease Obligations arising under that certain Lease Agreement – 1.00 Purchase Option (Agreement Number 61974) dated September 23, 2021 by and between Nautilus, Inc. and BFG Corporation (d/b/a Byline Financial Group). DB1/ 133797432.2 4881-6182-3034v.9 SCHEDULE 4.20 Material Customers 1. Amazon.com, Inc. and its Affiliates

SCHEDULE 4.25

Location of Inventory

Distribution Centers

1. 5415 Centerpoint Parkway, Groveport, OH 43125 (Nautilus, Inc.)
2. 23850 Brodiaea Avenue, Moreno Valley, CA 92553 (Nautilus, Inc.)

Third Party Logistics Companies & Warehouse Locations

1. **SEKO Benelux BV**

   Geyssendorfferweg 25, 3088GJ Rotterdam, The Netherlands (Nautilus Fitness International B.V.)

2. **SEKO Logistics Group Limited/SEKO Farnborough Logistics Limited**

   Unit 1M Albany Park, Camberley, GU16 7PL, United Kingdom (Nautilus Fitness UK, Ltd.)

3. **IM CLS Canada ULC**

   5050 Keaton Crescent, Mississauga ON L5R3G3, Canada (Nautilus Fitness Canada, Inc.)

[continued on next page]

DB1/ 133797432.2

4881-6182-3034v.9

Bailees, Warehousemen, Etc.

Company	Company's Interest (e.g., owner, lessee or bailor)	Name and Address of Third Party with Interest in Location	Third Party's Interest (e.g., mortgagee, lessor, bailee or warehouseman)	Street Address with County and Country & Description of Inventory and Equipment
Nautilus, Inc.	Lessee (Distribution Center Location - Ohio)	Granite Reit (Property Management JLL) 77 King Street West, Suite 4010 P.O. Box 159, Toronto-Dominion Centre Toronto, Ontario M5K 1H1 Canada	Lessor (Distribution Center Location – Ohio)	5415 Centerpoint Parkway, Groveport, OH 43125 (Finished goods/Parts/Inventory)
Nautilus, Inc.	Lessee (Distribution Center Location - So. Cal.)	Brodiaea APG LLC 100 Bayview Circle, Suite 310 Newport Beach, California 92660 United States	Lessor (Distribution Center Location – So. Cal.)	23850 Brodiaea Avenue, Moreno Valley, CA 92553 (Finished goods/Parts/Inventory)
Nautilus Fitness International B.V.	Bailor (Inventory)	SEKO Benelux BV Naritaweg 2, 1437 EL, Rozenburg, The Netherlands	Warehouseman (Inventory)	Geyssendorfferweg 25, 3088GJ Rotterdam, The Netherlands (Finished goods/Parts/Inventory)
Nautilus Fitness UK, Ltd.	Bailor (Inventory)	SEKO Logistics Group Limited/SEKO Farnborough Logistics Limited Mazars, 30 Old Bailey, London, United Kingdom, EC4M 7AU	Warehouseman (Inventory)	Unit 1M Albany Park, Camberley, GU16 7PL, United Kingdom

DB1/ 133797432.2

4881-6182-3034v.9

DB1/ 133797432.2 4881-6182-3034v.9 (Finished goods/Parts/Inventory) Nautilus Fitness Canada, Inc. Bailor (Inventory) IM CLS Canada ULC 600-1741 Lower Water Street Halifax, Nova Scotia B3J 0J2 Warehouseman (Inventory) 5050 Keaton Crescent, Mississauga ON L5R3G3, Canada (Finished goods/Parts/Inventory) DB1/ 133797432.2 4881-6182-3034v.9 SCHEDULE 4.31 Credit Card Arrangements Credit Card Processor Entity with Account Merchant Account Number Synchrony Bank 170 Election Drive, Suite 125 Draper, UT 84020 Nautilus, Inc. 5348121680000210 Vive Financial 256 Data Drive, 2nd Floor Draper, UT 84020 Nautilus, Inc. 8410 Wells Fargo Merchant Services 999 3rd Ave Seattle, WA 98104 Nautilus, Inc. 226145155991; 227146959993 Wells Fargo Merchant Services 999 3rd Ave Seattle, WA 98104 Nautilus Fitness Canada, Inc. 479161811993; 47916180995 American Express 24-02-18 P.O. Box 53765 Phoenix, AZ 85027-3765 Nautilus, Inc. 5462578808; 2468932645 American Express 24-02-18 P.O. Box 53765 Phoenix, AZ 85027-3765 Nautilus Fitness Canada, Inc. 9323468737; 3991131822 Affirm, Inc. 650 California Street, 12th Floor San Francisco, CA 94108 Nautilus Fitness Canada, Inc. 010431016351

DB1/ 133797432.2 4881-6182-3034v.9 SCHEDULE 4.32 Material Contracts 1. Trademark License Agreement, dated September 20, 2001, by and between Pacific Direct, LLC, Schwinn Acquisition LLC and Nautilus, Inc. 2. License Agreement dated December 5, 2009, by and between Nautilus, Inc. and Fit Dragon International, Inc. 3. Commercial License Agreement effective as of July 18, 2014, by and between Nautilus, Inc. and Core Health & Fitness, LLC. 4. Stock Purchase Agreement dated October 14, 2020, by and between Nautilus, Inc. and True Fitness Technology, Inc. 5. Master Supply Agreement for Fitness Products dated November 15, 2021, by and between Nautilus, Inc. and Zhejiang Arcana Power Sports Tech. CO., LTD. 6. Vendor Terms and Conditions of Amazon.com Services, Inc. and its affiliates effective as of June 4, 2018, acknowledged and accepted by Nautilus, Inc. related to U.S. and Canada operations. 7. Vendor Terms and Conditions of Amazon.com Services, Inc. and its affiliates effective as of June 4, 2018, acknowledged and accepted by Nautilus Fitness International B.V. related to Europe operations. 8. Vendor Terms and Conditions of Amazon EU Sarl and its affiliates effective as of November 2018, acknowledged and accepted by Nautilus, Inc. related to U.K. operations. 9. Vendor Terms and Conditions of Amazon EU Sarl and its affiliates, acknowledged and accepted by Nautilus Fitness International B.V. related to France operations. 10. Vendor Terms and Conditions of Amazon EU Sarl and its affiliates effective as of November 2018, acknowledged and accepted by Nautilus Fitness International B.V. related to Germany operations. 11. Vendor Terms and Conditions of Amazon EU Sarl and its affiliates effective as of November 2018, acknowledged and accepted by Nautilus Fitness International B.V. related to Italy operations. DB1/ 133706675.9 SCHEDULE 5.1 Financial Statements, Reports, Certificates Deliver to Agent (and if so requested by Agent, with copies for each Lender) each of the financial statements, reports, or other items set forth below at the following times in form satisfactory to Agent: as soon as available, but in any event, the earlier of (x) the date of delivery to the ABL Agent and the ABL Lenders or (y) within 30 days (45 days in the case of a month that is the end of one of Borrowers’ fiscal quarters) after the end of each month during each of Borrowers’ fiscal years, (a) an unaudited consolidated and consolidating balance sheet, income statement, statement of cash flow, and statement of shareholder’s equity covering Borrowers’ and their Subsidiaries’ operations during such period and compared to the prior period and plan, together with a corresponding discussion and analysis of results from management, and (b) a Compliance Certificate along with the underlying calculations, including the calculations to arrive at ABL Availability and Fixed Charge Coverage Ratio (whether or not a Covenant Testing Period exists) and components thereof (including, without limitation, EBITDA). as soon as available, but in any event, the earlier of (x) the date of delivery to the ABL Agent and the ABL Lenders or (y) within 90 days after the end of each of Borrowers’ fiscal years, (c) consolidated and consolidating financial statements of Borrowers and their Subsidiaries for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Agent and certified, without any qualifications (including any (i) “going concern” or like qualification or exception, (ii) qualification or exception as to the scope of such audit, or (iii) qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause any noncompliance with the provisions of Section 7 of the Agreement or Section 7 of the ABL Credit Agreement), by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, statement of cash flow, and statement of shareholder’s equity, and, if prepared, such accountants’ letter to management), and (d) a Compliance Certificate along with the underlying calculations, including the calculations to arrive at ABL Availability and Fixed Charge Coverage Ratio (whether or not a Covenant Testing Period exists) and components thereof (including, without limitation, EBITDA).

DB1/ 133706675.9 2 as soon as available, but in any event, the earlier of (x) the date of delivery to the ABL Agent and the ABL Lenders or (y) within 30 days prior to the start of each of Borrowers’ fiscal years, (e) copies of Borrowers’ Projections, in form and substance (including as to scope and underlying assumptions) satisfactory to Agent, in its Permitted Discretion, for the forthcoming three years, year by year, and for the forthcoming fiscal year, month by month, certified by the chief financial officer or treasurer of Administrative Borrower as being such officer’s good faith estimate of the financial performance of Borrowers and their Subsidiaries during the period covered thereby. solely if an Increased Reporting Period is in effect, as soon as available, but in any event, daily (but prior to any requests for extensions of credit under the ABL Credit Agreement) (f) a roll-forward of the outstanding ABL Revolving Loans after giving pro forma effect to any extensions of credit requested on such day pursuant to the terms of the ABL Credit Agreement in form and substance satisfactory to Agent. if and when filed by Administrative Borrower, (g) Form 10-Q quarterly reports, Form 10-K annual reports, and Form 8-K current reports, (h) any other filings made by any Borrower with the SEC, and (i) any other information that is provided by any Borrower to its shareholders generally. promptly, but in any event within 5 days after any Borrower has knowledge of any event or condition that constitutes a Default or an Event of Default, (j) notice of such event or condition and a statement of the curative action that Borrowers propose to take with respect thereto. promptly after the commencement thereof, but in any event within 5 days after the service of process with respect thereto on any Loan Party or any of its Subsidiaries, (k) notice of all actions, suits, or proceedings brought by or against any Loan Party or any of its Subsidiaries before any Governmental Authority which reasonably could be expected to result in a Material Adverse Effect. DB1/ 133706675.9 3 upon delivery to ABL Agent, (l) a copy of each Compliance Certificate (as defined in the ABL Credit Agreement) and copies of any other financial statements or written reports or other items delivered to ABL Agent pursuant to the terms of the ABL Credit Agreement if such statements, reports or other items are not also delivered to Agent. upon the request of Agent, (m) any other information reasonably requested relating to the financial condition of any Borrower or its Subsidiaries.

DB1/ 133706714.4 SCHEDULE 5.2 Collateral Reporting Provide Agent (and if so requested by Agent, with copies for each Lender) with each of the documents set forth below at the following times in form satisfactory to Agent: If (x) no Increased Reporting Period is in effect, the earlier of (1) the date of delivery to the ABL Agent and the ABL Lenders or (2) monthly (no later than the 10th day of each month), or (y) an Increased Reporting Period is in effect, the earlier of (1) the date of delivery to the ABL Agent and the ABL Lenders or (2) weekly (no later than Wednesday of each week, commencing with the first such day to occur during any Increased Reporting Period), (a) a completed Borrowing Base Certificate, which shall include a calculation of the Term Pushdown Reserve (which such Borrowing Base Certificate shall be delivered in accordance with the provisions of Section 5.2 of this Agreement), (a) a detailed aging, by total, of each Borrower’s Accounts and Credit Card Receivables, together with a reconciliation and supporting documentation for any reconciling items noted, (b) (i) a monthly Account roll-forward, in a format acceptable to Agent in its discretion, tied to the beginning and ending account receivable balances of Borrowers’ general ledger, and (ii) a monthly Credit Card Receivables roll-forward, in a format acceptable to Agent in its discretion, tied to the beginning and ending account receivable balances of Borrowers’ general ledger (c) a detailed calculation of those Accounts and Credit Card Receivables that are not eligible for the Borrowing Base, (d) (i) notice of all claims, offsets, or disputes asserted by Account Debtors with respect to each Borrower’s Accounts, and (ii) notice of all claims, offsets, or disputes asserted by Account Debtors (including Credit Card Issuers and Credit Card Processors) with respect to each Borrower’s Credit Card Receivables, (e) Inventory system/perpetual reports specifying the cost and the wholesale market value of each Borrower’s Inventory, by category, with additional detail showing additions to and deletions therefrom, together with a reconciliation to Borrowers’ general ledger, (f) a detailed calculation of Inventory categories that are not eligible for the Borrowing Base, (g) a summary aging, by vendor, of each Loan Party’s accounts payable and any book overdraft and an aging, by vendor, of any held checks, and (h) a detailed report regarding each Loan Party’s and its Subsidiaries’ cash and Cash Equivalents. DB1/ 133706714.4 2 The earlier of (1) the date of delivery to the ABL Agent and the ABL Lenders or (2) monthly (no later than the 30th day of each month), (i) a reconciliation of Accounts, Credit Card Receivables, accounts payable, and Inventory of Borrowers’ general ledger to its monthly financial statements, including any book reserves related to each category, (j) a report regarding each Loan Party’s and its Subsidiaries’ accrued, but unpaid, ad valorem taxes, (k) a Perfection Certificate or a supplement to the Perfection Certificate, and (l) a detailed list of each Loan Party’s and its Subsidiaries’ customers, with address and contact information. promptly but in any event within 2 days after any Loan Party acquires any Margin Stock, (m) notice of such acquisition, together with a description of the Margin Stock and a Form U-1 (with sufficient additional originals thereof for each Lender) duly executed and delivered by the Borrowers, together with such other documentation as Agent shall reasonably request, in order to enable Agent and the Lenders to comply with any of the requirements under Regulations T, U or X of the Federal Reserve Board. upon delivery to ABL Agent, (n) a copy of each ABL Borrowing Base Certificate and copies of any other documents delivered to ABL Agent pursuant to the terms of the ABL Credit Agreement, including requests for ABL Revolving Loans, if such documents are not also delivered to Agent, and (o) notice of each request for any ABL Revolving Loan to the extent not made in writing. Upon request by Agent (p) copies of purchase orders and invoices for Inventory and Equipment acquired by any Loan Party or its Subsidiaries, (q) copies of invoices together with corresponding shipping and delivery documents, and credit memos together with corresponding supporting documentation, with respect to invoices and credit memos in excess of an amount determined in the sole discretion of Agent, from time to time, (r) any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification, and (s) such other reports as to the Collateral of any Loan Party and its Subsidiaries, as Agent may reasonably request. promptly but in any event within 5 days of any Loan Party gaining knowledge (t) the assertion of any claim against IP that would reasonably be expected to have a Material Adverse Effect or otherwise could reasonably be expected to result in a liability of the Loan Parties in excess of $500,000.

SCHEDULE 5.18

POST-CLOSING OBLIGATIONS

1. Within five (5) Business Days after the Closing Date (or such later date as permitted by Agent in its sole discretion), the Loan Parties shall deliver, or shall cause to be delivered, to the Agent the original Master Intercompany Note (as defined in the Intercompany Subordination Agreement), together with an original endorsement with respect thereto.

2. Within five (5) Business Days after the Closing Date (or such later date as permitted by Agent in its sole discretion), the Loan Parties shall deliver, or shall cause to be delivered, to the Agent the stock certificates set forth below being pledged under the Loan Documents, together with undated stock powers executed in blank:

Pledged Company	Record Owner	Certificate No.	No. Shares/Interest
Nautilus Fitness Canada, Inc.	Nautilus, Inc.	R4	65 (common stock)
Nautilus Fitness Canada, Inc.	Nautilus, Inc.	4	35 (common stock)
Nautilus (Shanghai) Fitness Equipments Co., Ltd.	Nautilus, Inc.	1	1
Nautilus Switzerland AG (f/k/a VAY AG)	Nautilus, Inc.	1	1,000,000
US Octane Fitness Limited	Nautilus, Inc.	3	100
Pacific Direct LLC	Nautilus, Inc.	3	100

3. Within five (5) Business Days after the Closing Date (or such later date as permitted by Agent in its sole discretion), the Loan Parties shall deliver, or shall cause to be delivered, to the Agent an acknowledgment to the Pacific Direct Collateral Assignment executed by Schwinn Acquisition LLC, in form and substance satisfactory to the Agent.

4. Within twenty (20) days after the Closing Date (or such later date as permitted by Agent in its sole discretion), the Loan Parties shall deliver, or shall cause to be delivered, to the Agent insurance endorsements with respect to the Loan Parties' property and liability insurance policies, as required pursuant to Section 5.6 of the Credit Agreement.

5. Within twenty (20) days after the Closing Date (or such later date as permitted by Agent in its sole discretion), the Loan Parties shall deliver, or shall cause to be delivered, to the Agent evidence, in form and substance satisfactory to the Agent, of the termination of the UCC-1 Financing Statement under Filing #2013-029-4509-3 with the Washington State Department of Licensing.

6. Within forty-five (45) days of the Closing Date (or such later date as permitted by Agent in its sole discretion), the Loan Parties shall deliver, or shall cause to be delivered, to the Agent evidence, in form and substance satisfactory to the Agent, of the termination of assignments in favor of (i) Nationsbank, N.A. and recorded with the USPTO under reel 1457/frame 0261 and (ii) Regent Capital Partners, L.P. recorded with the USPTO under reel 1586/frame 0521.

7. Within forty-five (45) days of the Closing Date (or such later date as permitted by Agent in its sole discretion), the Loan Parties shall deliver, or shall cause to be delivered, to the Agent evidence, in form and substance satisfactory to the Agent, of the assignment of United States patent applications 17/814,289 and 17/814,311 and patent registration D815,702 to Nautilus.

8. Within thirty (30) days of the Closing Date (or such later date as permitted by Agent in its sole discretion), the Loan Parties shall have used commercially reasonably efforts to obtain Collateral Access Agreements, each in form and substance satisfactory to Agent, for each of the locations identified below:

a. 17750 Southeast 6th Way, Vancouver, WA 98683
b. 5050 Keaton Crescent, Missisauga, Ontario
c. 23850 Brodiaea Avenue, Moreno Valley, CA 92553
d. 5415 Centerpoint Parkway, Groveport, OH 43207

9. Within ninety (90) days of the Closing Date (or such later date as permitted by Agent in its sole discretion), the Loan Parties shall have pledged 100% of the total outstanding voting Equity Interests of Nautilus Fitness Equipments, Nautilus Swiss and US Octane Fitness (collectively, the "Pledged Companies" and each, a "Pledged Company") and executed any and all Additional Documents in accordance with Section 5.11 of this Agreement, including, without limitation, delivery to the Agent of stock certificates representing the percentage of Equity Interests of such Pledged Company pledged under the Loan Documents, together with undated powers executed in blank; provided, that, only 65% of the total outstanding voting Equity Interests of any Subsidiary (other than any Subsidiary that is, or may be, a Loan Party) of a Loan Party that is a CFC shall be required to be pledged if pledging a greater amount would result in material adverse tax consequences or the costs to the Loan Parties of providing such pledge are unreasonably excessive (as determined by Agent in consultation with Borrowers) in relation to the benefits to Agent and the Lenders of the security afforded thereby (which pledge, if requested by Agent, shall be governed by the laws of the jurisdiction of such Subsidiary) and in such event, the Loan Parties shall promptly deliver to the Agent new stock certificates representing 65% of the Equity Interests of such Subsidiary (together with undated powers executed in blank) and, promptly after the Agent's receipt thereof, the Agent shall promptly return to the Loan Parties any stock certificates representing 100% of the Equity Interests of such Subsidiary (together with undated powers executed in blank) previously delivered to the Agent pursuant to paragraph 2 of this Schedule 5.18.

DB1/ 133799698.4

DB1/ 133799698.4

DB1/ 133797432.2 4881-6182-3034v.9 SCHEDULE 6.5 Nature of Business Each Loan Party is primarily engaged, directly or indirectly through its subsidiaries, in the business of designing, developing, sourcing and marketing high-quality cardio and strength fitness products, related accessories and a digital platform for consumer and commercial use.